AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 15, 1999

                                                       REGISTRATION NO. 333-____
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------

                             REGISTRATION STATEMENT

                                       ON

                                    FORM S-3

                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933
                         ------------------------------

                         HONDA AUTO RECEIVABLES TRUSTS

                    (Issuer with respect to the Securities)

                        AMERICAN HONDA RECEIVABLES CORP.

                  (Originator of the Trusts described herein)

             (Exact name of Registrant as specified in its charter)

          CALIFORNIA                         6146                    33-0526079
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL     (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)   CLASSIFICATION CODE NUMBER)     IDENTIFICATION NO.)

                              700 VAN NESS AVENUE
                           TORRANCE, CALIFORNIA 90501

                                 (310) 781-4100
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,

       INCLUDING AREA CODE, OF ORIGINATOR'S PRINCIPAL EXECUTIVE OFFICES)
                         ------------------------------

                                   Y. KOHAMA
                              700 VAN NESS AVENUE

                           TORRANCE, CALIFORNIA 90501
                                 (310) 781-4100

           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,

   INCLUDING AREA CODE, OF AGENT FOR SERVICE WITH RESPECT TO THE REGISTRANT)
                         ------------------------------

                                   COPIES TO:

                              WARREN R. LOUI, ESQ.
                             O'MELVENY & MYERS LLP
                             400 SOUTH HOPE STREET
                         LOS ANGELES, CALIFORNIA 90071
                                 (213) 430-6605
                         ------------------------------

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

    If the only securities being registered on this form are being offered pursuant to a dividend or interest reinvestment plan, please check the following box. / /

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. / /

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /
------

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. / /
------

    If delivery of this prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
------

                        CALCULATION OF REGISTRATION FEE

PROPOSED TITLE OF SECURITIES       PROPOSED MAXIMUM       PROPOSED OFFERING         AMOUNT OF MAXIMUM           REGISTRATION
      TO BE REGISTREED         AMOUNT TO BE REGISTERED    PRICE PER UNIT(1)    AGGREGATE OFFERING PRICE(1)           FEE
Asset Backed Securities               $1,000,000                100%                   $1,000,000                  $264.00

(1) Estimated solely for the purpose of calculating the registration fee on the basis of the proposed maximum offering price per unit.
                         ------------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

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
                               INTRODUCTORY NOTE

    This registration statement contains (i) a form of prospectus relating to the offering of one or more series of asset backed notes and/or asset backed certificates by various trusts created from time to time by American Honda Receivables Corp. and (ii) two forms of prospectus supplement relating to the offering by each separate trust of a particular series of asset backed certificates or of asset backed notes and asset backed certificates described in the prospectus supplements. Each form of prospectus supplement relates only to the securities described therein and is a form which may be used, among others, by American Honda Receivables Corp. to offer asset backed notes and/or asset backed certificates under this registration statement.

                     SUBJECT TO COMPLETION, DATED ___, 2000
THE INFORMATION CONTAINED IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

PROSPECTUS

                         HONDA AUTO RECEIVABLES TRUSTS
                               ASSET BACKED NOTES
                           ASSET BACKED CERTIFICATES
                       AMERICAN HONDA RECEIVABLES CORP.,
                                     SELLER

                      AMERICAN HONDA FINANCE CORPORATION,
                                    SERVICER

THE TRUSTS:

1.  A new trust will be formed to issue each series of securities.

2.  Each trust will consist of:

    -- a pool of retail installment sales contracts secured by new or used motor vehicles or new motorcycles; and

    --  other assets specified in the applicable prospectus supplement.

THE SECURITIES:

1.  will be asset-backed securities sold periodically in one or more series;

2. will be paid only from the assets of the related trust and any guarantees or third party agreements;

3. will be issued as part of a designated series that may include one or more classes; and

4.  will consist of:

    --  notes (which will be treated as indebtedness of the trust) and/or

    -- certificates (which will represent an undivided ownership interest in the trust).

YOU SHOULD REVIEW CAREFULLY THE FACTORS SET FORTH UNDER "RISK FACTORS" BEGINNING ON PAGE 12 OF THIS PROSPECTUS.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE SECURITIES OR DETERMINED THAT THIS PROSPECTUS OR THE APPLICABLE PROSPECTUS SUPPLEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The amounts, prices and terms of each offering of securities will be determined at the time of sale and will be described in a prospectus supplement that will be attached to this prospectus.

This prospectus may be used to offer and sell any series of securities only if accompanied by the prospectus supplement for that series.

               The date of this prospectus is ___________, 2000.

                               TABLE OF CONTENTS


IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
  PROSPECTUS AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT.....      5
SUMMARY OF TERMS............................................      6
  Trust.....................................................      6
  Seller....................................................      6
  Servicer..................................................      6
  Trustee...................................................      6
  Indenture Trustee.........................................      6
  Securities Offered........................................      6
  The Receivables...........................................      7
  The Trust Property........................................      8
  Credit And Cash Flow Enhancement..........................      8
  Servicing Fee.............................................      9
  Advances..................................................      9
  Optional Purchase.........................................     10
  Tax Status................................................     10
  ERISA Considerations......................................     11
 RISK FACTORS...............................................     12
  You must rely for repayment only upon payments from the
    trust's assets which may not be sufficient to make full
    payments on your securities.............................     12
  You may experience reduced returns on your investment
    resulting from prepayments, repurchases or early
    termination of the trust................................     12
  Interests of other persons in the receivables and financed vehicles could be superior to the trust's interest,
    which may result in reduced payments on your
    securities..............................................     13
  Receivables that fail to comply with consumer protection
    laws may be unenforceable, which may result in losses on
    your investment.........................................     14
  Bankruptcy of American Honda Finance Corporation
    (servicer) or American Honda Receivables Corp. (seller)
    could result in losses or delays in payments on your
    securities..............................................     14
  Proceeds of the sale of receivables may not be sufficient
    to pay your securities in full; failure to pay principal
    on your notes will not constitute an event of default
    until maturity..........................................     15
  Funds held by the servicer that are intended to be used to make payments on the securities may be exposed to a risk
    of loss.................................................     15
  If the trust enters into a currency or an interest rate
    swap, payments on the securities will be dependent on
    payments made under the swap agreement..................     15
  Termination of a swap agreement and inability to locate
    replacement swap counterparty may cause termination of
    the trust...............................................     16
  The rating of a swap counterparty may affect the ratings
    of the securities.......................................     17
  The calculations for the payments of principal or interest may be based on an index which may result in payments to
    you of less principal or interest than a non-indexed
    security................................................     17
FORMATION OF THE TRUSTS.....................................     19
PROPERTY OF THE TRUSTS......................................     19
THE RECEIVABLES.............................................     20
  Underwriting of Motor Vehicle and Motorcycle Loans........     21
  Servicing of the Receivables..............................     22
USE OF PROCEEDS.............................................     22
THE TRUSTEE.................................................     23
THE SELLER..................................................     23
THE SERVICER................................................     23

WHERE YOU CAN FIND MORE INFORMATION ABOUT YOUR SECURITIES...     24
DELINQUENCIES, REPOSSESSIONS AND NET LOSSES.................     24
WEIGHTED AVERAGE LIFE OF THE SECURITIES.....................     25
POOL FACTORS AND TRADING INFORMATION........................     26
THE NOTES...................................................     26
  General...................................................     26
  Principal and Interest on the Notes.......................     27
  The Indenture.............................................     28
THE CERTIFICATES............................................     32
  General...................................................     32
  Payments of Principal and Interest........................     33
CERTAIN INFORMATION REGARDING THE SECURITIES................     33
  Fixed Rate Securities.....................................     33
  Floating Rate Securities..................................     33
  Indexed Securities........................................     40
  Interest Rate Caps........................................     40
  Interest Rate Swaps.......................................     41
  Variable Funding Note.....................................     41
  Interest Rate Flexibility for a Variable Funding Note.....     41
  Pro-Rata Pay/Subordinate Securities.......................     41
  Revolving Period..........................................     41
  Issues Related to Year 2000 Date Conversion...............     41
  Book-Entry Registration...................................     42
  Definitive Securities.....................................     46
DESCRIPTION OF THE TRANSFER AND SERVICING AGREEMENTS........     47
  Sale and Assignment of Receivables........................     47
  Accounts..................................................     48
  Servicing Procedures......................................     50
  Insurance on Financed Vehicles............................     51
  Collections...............................................     51
  Advances..................................................     52
  Servicing Compensation....................................     53
  Yield Supplement Account; Yield Supplement Agreement......     53
  Distributions on the Securities...........................     54
  Credit and Cash Flow Enhancement..........................     55
  Net Deposits..............................................     56
  Statements to Trustees and Trust..........................     56
  Statements to Securityholders.............................     57
  Evidence as to Compliance.................................     58
  Certain Matters Regarding the Servicer....................     58
  Servicer Default..........................................     59
  Rights Upon Servicer Default..............................     59
  Waiver of Past Defaults...................................     60
  Amendment.................................................     60
  List of Securityholders...................................     61
  Insolvency Event..........................................     62
  Payment of Notes..........................................     62
  Seller Liability..........................................     62
  Termination...............................................     62
  Administration Agreement..................................     63
THE SWAP AGREEMENT..........................................     63

CERTAIN LEGAL ASPECTS OF THE RECEIVABLES....................     64
  General...................................................     64
  Security Interests........................................     64
  Repossession..............................................     66
  Notice of Sale; Redemption Rights.........................     66
  Deficiency Judgments and Excess Proceeds..................     67
  Certain Bankruptcy Considerations.........................     67
  Consumer Protection Laws..................................     68
  Other Limitations.........................................     70
MATERIAL INCOME TAX CONSEQUENCES............................     71
  Tax Treatment of Owner Trusts.............................     71
  Tax Treatment of Grantor Trusts...........................     79
  Federal Income Tax Treatment of FASITs....................     86
  Material State Tax Consequences With Respect To Owner
    Trusts..................................................     90
  Material State Tax Consequences With Respect To Grantor
    Trusts..................................................     91
ERISA CONSIDERATIONS........................................     92
UNDERWRITING................................................     93
LEGAL OPINIONS..............................................     93
INDEX OF TERMS..............................................     94

    IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS AND THE
                       ACCOMPANYING PROSPECTUS SUPPLEMENT

    We provide information to you about the securities in two separate documents that progressively provide varying levels of detail:

    - This prospectus, which provides general information, some of which may not apply to a particular series of securities including your series, and

    - The accompanying prospectus supplement, which will describe the specific terms of the offered securities.

    We have started with several introductory sections describing the trust and the securities in abbreviated form, followed by a more complete description of the terms. The introductory sections are:

    - Summary of Terms--which gives a brief introduction to the securities to be offered, and

    - Risk Factors--which describes briefly some of the risks to investors of a purchase of the securities.

    You can find a listing of the pages where capitalized terms used in this prospectus are defined under the caption "Index of Terms" beginning on page 94 in this prospectus.

    Whenever we use words like "intends," "anticipates" or "expects" or similar words in this prospectus, we are making a forward-looking statement, or a projection of what we think will happen in the future. Forward-looking statements are inherently subject to a variety of circumstances, many of which are beyond our control and could cause actual results to differ materially from what we anticipate. Any forward-looking statements in this prospectus speak only as of the date of this prospectus. We do not assume any responsibility to update or review any forward-looking statement contained in this prospectus to reflect any change in our expectation about the subject of that forward-looking statement or to reflect any change in events, conditions or circumstances on which we have based any forward-looking statement.

    IF THE TERMS OF A PARTICULAR SERIES OF SECURITIES VARY BETWEEN THIS PROSPECTUS AND THE PROSPECTUS SUPPLEMENT, YOU SHOULD RELY ON THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                                SUMMARY OF TERMS

    THE FOLLOWING SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS PROSPECTUS AND PROVIDES A GENERAL OVERVIEW OF RELEVANT TERMS OF THE SECURITIES. YOU SHOULD READ CAREFULLY THIS ENTIRE DOCUMENT AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT TO UNDERSTAND ALL OF THE TERMS OF THE OFFERING.


Trust..................................  The trust to be formed for each series of securities. If the trust issues notes and certificates, it will be
                                         formed by a trust agreement between the seller and the
                                         trustee of the trust. If the trust issues only
                                         certificates, it will be formed by a pooling and
                                         servicing agreement among the seller, the servicer and
                                         the trustee of the trust.

Seller.................................  American Honda Receivables Corp., a wholly owned, limited purpose subsidiary of American Honda Finance
                                         Corporation.

Servicer...............................  American Honda Finance Corporation, a wholly owned subsidiary of American Honda Motor Co., Inc. American
                                         Honda Motor Co., Inc. is the exclusive distributor of
                                         Honda and Acura motor vehicles, Honda motorcycles and
                                         power products and Honda and Acura parts and accessories
                                         in the United States and is a wholly owned subsidiary of
                                         Honda Motor Co., Ltd., a Japanese corporation.

Trustee................................  The trustee for each series of securities will be named in the prospectus supplement for that series.

Indenture Trustee......................  If the trust issues notes, the trustee for the indenture pursuant to which the notes will be issued will be named
                                         in the prospectus supplement for that series.

Securities Offered.....................  NOTES--A series of securities may include one or more classes of notes. Notes of a series will be issued
                                         pursuant to an indenture.

                                         CERTIFICATES--Each series of securities may include one
                                         or more classes of certificates, whether or not a class
                                         of notes is issued as part of the series. The applicable
                                         prospectus supplement will describe the following:

                                         1.  if any notes are issued, the priority of payments
                                             (a) between the notes and certificates and (b) among
                                             different classes of notes; and

                                         2.  the priority of payments among different classes of
                                             certificates.

                                         TERMS--The terms of each class of notes and certificates
                                         in a series described in the applicable prospectus
                                         supplement will include the following:

                                         1.  the stated principal amount of each class of notes
                                             and the stated certificate balance of each class of
                                             certificates; and

                                         2.  the interest rate (which may be fixed, variable,
                                             adjustable or some combination of these rates) or
                                             method of determining the interest rate.

                                         A class of notes may differ from other classes of notes
                                         and a class of certificates may differ from other
                                         classes of certificates in one or more aspects,
                                         including:

                                         1.  timing and priority of payments;

                                         2.  seniority;

                                         3.  allocations of losses;

                                         4.  interest rate or formula;

                                         5.  amount of interest or principal payments;

                                         6.  whether interest or principal will be payable to
                                             holders of the class if specified events occur;

                                         7.  the right to receive collections from designated
                                             portions of the receivables owned by the trust; and

                                         8.  The ability of holders of a class to direct the
                                             trustee to take specified remedies.

The Receivables........................  Purchasers of Honda and Acura motor vehicles or Honda motorcycles often finance their purchases by entering
                                         into retail installment sales contracts with Honda and
                                         Acura dealers who then resell the contracts to American
                                         Honda Finance Corporation. These contracts are referred
                                         to as "receivables," and the underlying vehicles are
                                         referred to as the "financed vehicles." The purchasers
                                         of the financed vehicles are referred to as the
                                         "obligors." The terms of the contracts must meet
                                         specified American Honda Finance Corporation
                                         requirements.

                                         On or before the date the securities of a series are
                                         issued, American Honda Finance Corporation will sell a
                                         specified amount of receivables to American Honda
                                         Receivables Corp., the seller. The seller will then sell
                                         those receivables to the trust. The sale by the seller
                                         to the trust will be documented under:

                                         1.  a pooling and servicing agreement among the seller,
                                             the servicer and the trustee (if the trust will be
                                             treated as a grantor trust for federal income tax
                                             purposes); or

                                         2.  a sale and servicing agreement among the seller, the
                                             servicer and the trust (if the trust will be treated
                                             other than as a grantor trust for federal income tax
                                             purposes).

                                         The receivables to be sold by American Honda Finance
                                         Corporation to the seller and resold to the trust will
                                         be selected based on criteria specified in the pooling
                                         and servicing agreement or the sale and servicing
                                         agreement, whichever is applicable. These criteria will
                                         be described in the applicable prospectus supplement.

The Trust Property.....................  The property of each trust:

                                         1.  will be described in the prospectus supplement;

                                         2.  will primarily be a pool of receivables secured by
                                             new and used motor vehicles and motorcycles and
                                             amounts due or collected under the receivables on or
                                             after a specified cutoff date; and

                                         3.  will include related assets including:

                                             - security interests in the motor vehicles and
                                               motorcycles;

                                             - proceeds from claims on related insurance
                                               policies;

                                             - the rights of the seller in rebates of premiums
                                             and other amounts relating to insurance policies and
                                               other items financed under the receivables;

                                             - the rights of the seller in the agreements
                                             identified in the prospectus supplement;

                                             - amounts deposited in specified bank accounts; and

                                             - proceeds from liquidated assets.

Credit And Cash Flow Enhancement.......  The trusts may include features designed to provide protection from losses on assets of the trust to one or
                                         more classes of securities. These features are referred
                                         to as "credit enhancement." Credit enhancement may
                                         include any one or more of the following:

                                         1.  subordination of one or more other classes of
                                             securities;

                                         2.  one or more reserve funds;

                                         3.  over-collateralization;

                                         4.  letters of credit, cash collateral accounts or other
                                             credit or liquidity facilities;

                                         5.  surety bonds;

                                         6.  guaranteed investment contracts;

                                         7.  repurchase obligations;

                                         8.  cash deposits; or

                                         9.  other agreements or arrangements providing for other
                                             third party payments or other support.

                                         In addition, the trusts may include features designed to
                                         ensure the timely payment of amounts owed to
                                         securityholders. These features may include any one or
                                         more of the following:

                                         1.  yield supplement agreements;

                                         2.  liquidity facilities;

                                         3.  cash deposits; or

                                         4.  other agreements or arrangements providing for other
                                             third party payments or other support.

                                         The specific terms of any enhancement applicable to a
                                         trust or to the securities issued by a trust will be
                                         described in detail in the applicable prospectus
                                         supplement.

Servicing Fee..........................  American Honda Finance Corporation will service the receivables. In that capacity, the servicer will handle
                                         all collections, administer defaults and delinquencies
                                         and otherwise service the receivables. The trust will
                                         pay the servicer a monthly fee equal to a percentage of
                                         the total principal balance of the receivables at the
                                         beginning of the preceding month specified in the
                                         applicable prospectus supplement. The servicer will also
                                         receive additional servicing compensation in the form of
                                         investment earnings, late fees, prepayment fees and
                                         other administrative fees and expenses or similar
                                         charges received by the servicer during that month.

Advances...............................  The servicer may be obligated to advance to the trust interest on receivables that is due but unpaid by the
                                         obligor. In addition, the servicer may be obligated to
                                         advance to the trust principal of any receivables that
                                         are classified as precomputed receivables rather than as
                                         simple interest receivables. The servicer will not be
                                         required to make any advance if it deter-mines that it
                                         will not be able to recover an advance from an obligor.
                                         The trust will reimburse the servicer from later
                                         collections on the receivables for which it has made
                                         advances, or from collections generally if the servicer
                                         determines that an advance will not be recoverable with
                                         respect to that receivable.

                                         YOU SHOULD REFER TO "DESCRIPTION OF THE TRANSFER AND
                                         SERVICING AGREEMENTS--ADVANCES" IN THIS PROSPECTUS FOR
                                         MORE DETAILED INFORMATION ON ADVANCES AND REIMBURSEMENT
                                         OF ADVANCES.

Optional Purchase......................  The servicer may redeem any outstanding securities when the outstanding aggregate principal balance of the
                                         receivables declines to 10% or below of the original
                                         total principal balance of the receivables as of the
                                         cutoff date.

                                         YOU SHOULD REFER TO "DESCRIPTION OF THE TRANSFER AND
                                         SERVICING AGREEMENTS--TERMINATION" IN THIS PROSPECTUS
                                         FOR MORE DETAILED INFORMATION ON THE SERVICER'S OPTIONAL
                                         PURCHASE OF SECURITIES.

Tax Status.............................  GRANTOR TRUSTS--The applicable prospectus supplement will specify whether a trust will be treated as a
                                         grantor trust for federal income tax purposes. If a
                                         prospectus supplement specifies that the related trust
                                         will be treated as a "grantor trust", special tax
                                         counsel to the trust will be required to deliver an
                                         opinion that:

                                         1.  the trust will be treated as a grantor trust for
                                             federal income tax purposes; and

                                         2.  the trust will not be subject to federal income tax.

                                         OWNER TRUSTS--If the applicable prospectus supplement
                                         specifies that the related trust will be treated as an
                                         "owner trust", special tax counsel to the trust will be
                                         required to deliver an opinion for federal income tax
                                         purposes and California income and franchise tax
                                         purposes:

                                         1.  as to the characterization as debt of the notes
                                             issued by the trust; and

                                         2.  that the trust will not be characterized as an
                                             association (or a publicly traded partnership)
                                             taxable as a corporation.

                                         If a trust is nominally referred to as an "owner trust"
                                         in the applicable prospectus supplement:

                                         1.  by purchasing a note, you will be agreeing to treat
                                             the note as indebtedness for tax purposes; and

                                         2.  by purchasing a certificate, you will be agreeing to
                                             treat the trust as a partnership in which you are a
                                             partner for federal income tax purposes and
                                             California income and franchise tax purposes.

                                         Applicable taxing authorities could impose alternative
                                         tax characterizations of the trust and the certificates.
                                         However, these characterizations generally will not
                                         result in material adverse tax consequences to
                                         securityholders.

                                         YOU SHOULD REFER TO "MATERIAL INCOME TAX CONSEQUENCES"
                                         IN THIS PROSPECTUS AND THE APPLICABLE PROSPECTUS
                                         SUPPLEMENT FOR MORE DETAILED INFORMATION ON THE
                                         APPLICATION OF FEDERAL INCOME TAX LAWS.

ERISA Considerations...................  NOTES--Notes will generally be eligible for purchase by employee benefit plans.

                                         UNSUBORDINATED GRANTOR TRUST CERTIFICATES--Certificates
                                         of a class issued by a grantor trust that are not
                                         subordinated to any other class will generally be
                                         eligible for purchase by employee benefit plans.

                                         OTHER CERTIFICATES--Subordinated classes of certificates
                                         issued by a grantor trust and certificates issued by
                                         owner trusts will not be eligible for purchase by an
                                         employee benefit plan or individual retirement account
                                         unless the related prospectus supplement states
                                         otherwise.

                                         YOU SHOULD REFER TO "ERISA CONSIDERATIONS" IN THIS
                                         PROSPECTUS AND THE APPLICABLE PROSPECTUS SUPPLEMENT FOR
                                         MORE DETAILED INFORMATION REGARDING THE ERISA
                                         ELIGIBILITY OF ANY CLASS OF SECURITIES.

                                  RISK FACTORS

    YOU SHOULD CONSIDER THE FOLLOWING RISK FACTORS AND THE RISKS DESCRIBED IN THE SECTION CAPTIONED "RISK FACTORS" IN THE APPLICABLE PROSPECTUS SUPPLEMENT IN DECIDING WHETHER TO PURCHASE SECURITIES OF ANY CLASS.

YOU MUST RELY FOR REPAYMENT   The securities represent interests solely in the trust or
ONLY UPON PAYMENTS FROM THE   indebtedness of the trust and will not be insured or
TRUST'S ASSETS WHICH MAY NOT  guaranteed by American Honda Finance Corporation (the
BE SUFFICIENT TO MAKE FULL    servicer), American Honda Receivables Corp. (the seller), or
PAYMENTS ON YOUR SECURITIES.  any of their respective affiliates, or the related trustee or any other person or entity other than the trust. The only source of payment on your securities are payments received on the receivables and, if and to the extent available, any credit enhancement for the trust, including amounts on
                              deposit in the reserve fund established for that trust.
                              However, although funds in the reserve fund will be
                              available to cover shortfalls in distributions of interest on and principal of your securities, funds to be deposited in this account are limited. If the funds in this account
                              are exhausted, your securities will be paid solely from
                              current distributions on the receivables. In limited
                              circumstances, the trust will also have access to the funds in the yield supplement account. SEE "DESCRIPTION OF THE
                              TRANSFER AND SERVICING AGREEMENTS--YIELD SUPPLEMENT ACCOUNT;
                              YIELD SUPPLEMENT AGREEMENT" IN THIS PROSPECTUS.

                              The indenture authorizes the indenture trustee to sell the receivables following an acceleration of the maturity dates of the notes if the sale meets requirements set forth in the indenture. However, the amount received by the indenture
                              trustee upon selling the receivables may be less than the
                              aggregate principal amount of the outstanding notes and
                              certificates. In that circumstance, the principal amount of the notes and/or the balance of the certificates will not be paid in full.

YOU MAY EXPERIENCE REDUCED    You may receive payment of principal on your securities
RETURNS ON YOUR INVESTMENT    earlier than you expected for the reasons set forth below.
RESULTING FROM PREPAYMENTS,   You may not be able to reinvest the principal paid to you
REPURCHASES OR EARLY          earlier than you expected at a rate of return that is equal
TERMINATION OF THE TRUST.     to or greater than the rate of return on your securities.
                              Prepayments on the receivables by the related obligors and purchases of the receivables by the seller and the servicer will shorten the life of the securities to an extent that
                              cannot be fully predicted.
                              The seller will be required to repurchase receivables from the trust if there is a breach of the representations and
                              warranties relating to those receivables that materially
                              adversely affects those receivables. American Honda Finance
                              Corporation, as servicer, will also be required to purchase receivables from the trust if it breaches its servicing
                              obligations with respect to those receivables. The servicer may be permitted to purchase all remaining receivables from the trust when the outstanding aggregate principal balance of the receivables is 10% or less of the initial aggregate principal balance of the receivables as of the related
                              cutoff date.
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                              Further, the receivables included in the trust may be
                              prepaid, in full or in part, voluntarily or as a result of defaults, theft of or damage to the related vehicles or for other reasons. The rate of prepayments on the receivables
                              may be influenced by a variety of economic, social and other factors in addition to those described above. The servicer has limited historical experience with respect to
                              prepayments on receivables. In addition, the servicer is not aware of publicly available industry statistics that detail the prepayment experience for contracts similar to the
                              receivables. For these reasons, the servicer cannot predict the actual prepayment rates for the receivables. You will
                              bear all reinvestment risk resulting from prepayments on the receivables and the corresponding acceleration of payments on the securities.

                              The final payment of each class of securities is expected to occur prior to its scheduled final payment date because of the prepayment and purchase considerations described above.
                              If sufficient funds are not available to pay any class of
                              notes in full on its scheduled final payment date, an event of default will occur and final payment of that class of
                              notes may occur later than that date.

INTERESTS OF OTHER PERSONS    Another person could acquire an interest in a receivable
IN THE RECEIVABLES AND        that is superior to the trust's interest in that receivable
FINANCED VEHICLES COULD BE    because the receivables will not be segregated or marked as
SUPERIOR TO THE TRUST'S       belonging to the trust. The seller will cause financing
INTEREST, WHICH MAY RESULT    statements to be filed with the appropriate governmental
IN REDUCED PAYMENTS ON YOUR   authorities to perfect the trust's interest in the
SECURITIES.                   receivables. However, the servicer will continue to hold the receivables. If another party purchases (or takes a security interest in) one or more receivables for new value in the
                              ordinary course of business and obtains possession of those receivables without actual knowledge of the trust's interest because of the failure to segregate or mark those
                              receivables, the new purchaser (or secured party) will
                              acquire an interest in those receivables superior to the
                              interest of the trust.

                              Another person could acquire an interest in a vehicle
                              financed by a receivable that is superior to the trust's
                              interest in the vehicle because of the failure to identify the trust as the secured party on the related certificate of title. While American Honda Finance Corporation, as
                              originator, will assign its security interest in the
                              financed vehicles to the seller, and the seller will assign to the trust its security interests in the financed
                              vehicles, the servicer will continue to hold the
                              certificates in the capacity of an administrative lienholder of title or ownership for the vehicles. However, for
                              administrative reasons, the servicer will not endorse or
                              otherwise amend the certificates of title or ownership to
                              identify the trust as the new secured party. Because the
                              trust will not be identified as the secured party on any
                              certificates of title or ownership, the security interest of the trust in the vehicles may be defeated through fraud,
                              forgery, negligence or error and as a result the trust may not have a perfected security interest in the financed
                              vehicles in every state.
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                              The possibility that the trust may not have a perfected
                              security interest in the financed vehicles may affect the
                              trust's ability to repossess and sell the financed vehicles or may limit the amount realized to less than the amount due by the related obligors. Therefore, you may be subject to
                              delays in payment and may incur losses on your investment in the securities as a result of defaults or delinquencies by obligors and because of depreciation in the value of the
                              related financed vehicles. SEE "MATERIAL LEGAL ASPECTS OF
                              THE RECEIVABLES--SECURITY INTERESTS" IN THIS PROSPECTUS.

RECEIVABLES THAT FAIL TO      Many federal and state consumer protection laws regulate
COMPLY WITH CONSUMER          consumer contracts such as the receivables. If any of the
PROTECTION LAWS MAY BE        receivables do not comply with one or more of these laws,
UNENFORCEABLE, WHICH MAY      the servicer may be prevented from or delayed in collecting
RESULT IN LOSSES ON YOUR      amounts due on the receivables. If that happens, payments on
INVESTMENT.                   the securities could be delayed or reduced. Each of American
                              Honda Receivables Corp. and American Honda Finance
                              Corporation will make representations and warranties
                              relating to the receivables' compliance with law and the
                              trust's ability to enforce the contracts. If American Honda
                              Receivables Corp. or American Honda Finance Corporation
                              breaches any of these representations or warranties, the
                              trust's sole remedy will be to require American Honda
                              Receivables Corp. to repurchase the affected receivables.
                              SEE "CERTAIN LEGAL ASPECTS OF THE RECEIVABLES--CONSUMER
                              PROTECTION LAWS" IN THIS PROSPECTUS.

BANKRUPTCY OF AMERICAN HONDA  If American Honda Finance Corporation, the servicer, or
FINANCE CORPORATION           American Honda Receivables Corp., the seller, becomes
(SERVICER) OR AMERICAN HONDA  subject to bankruptcy proceedings, you could experience
RECEIVABLES CORP. (SELLER)    losses or delays in the payments on your securities.
COULD RESULT IN LOSSES OR     American Honda Finance Corporation will sell the receivables
DELAYS IN PAYMENTS ON YOUR    to American Honda Receivables Corp., and American Honda
SECURITIES.                   Receivables Corp. will in turn transfer the receivables to the trust. However, if American Honda Finance Corporation or
                              American Honda Receivables Corp. becomes subject to a
                              bankruptcy proceeding, the court in the bankruptcy
                              proceeding could conclude that American Honda Finance
                              Corporation or American Honda Receivables Corp. still owns the receivables by concluding that the sale to the seller or the trust was not a "true sale" or, in the case of a
                              bankruptcy of American Honda Finance Corporation, that the seller should be consolidated with American Honda Finance
                              Corporation for bankruptcy purposes. If a court were to
                              reach this conclusion, you could experience losses or delays in payments on the securities as a result of, among other
                              things:

                              1.  the "automatic stay," which prevents secured creditors from exercising remedies against a debtor in bankruptcy
                                  without permission from the court and provisions of the
                                  U.S. Bankruptcy Code that permit substitution for
                                  collateral in limited circumstances;

                              2.  tax or government liens on American Honda Finance
                              Corporation's or American Honda Receivables Corp.'s property
                                  (that arose prior to the transfer of a receivable to the
                                  trust) having a prior claim on collections before the
                                  collections are used to make payments on your
                                  securities; and
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                              3.  the trust not having a perfected security interest in
                              (a) one or more of the financed vehicles securing the
                                  receivables or (b) any cash collections held by American
                                  Honda Finance Corporation at the time American Honda
                                  Finance Corporation becomes the subject of a bankruptcy
                                  proceeding.

                              The seller will take steps in structuring each transaction described in this prospectus and the applicable prospectus supplement to minimize the risk that a court would
                              consolidate the seller with American Honda Finance
                              Corporation for bankruptcy purposes or conclude that the
                              sale of receivables to the seller or the trust was not a
                              "true sale." SEE "CERTAIN LEGAL ASPECTS OF THE
                              RECEIVABLES--CERTAIN BANKRUPTCY CONSIDERATIONS" IN THIS
                              PROSPECTUS.

PROCEEDS OF THE SALE OF       If so directed by the holders of the requisite percentage of
RECEIVABLES MAY NOT BE        outstanding notes of a series, following an acceleration of
SUFFICIENT TO PAY YOUR        the notes upon an event of default, the indenture trustee
SECURITIES IN FULL; FAILURE   will sell the receivables owned by the trust only in limited
TO PAY PRINCIPAL ON YOUR      circumstances. However, there is no assurance that the
NOTES WILL NOT CONSTITUTE AN  market value of those receivables will at any time be equal
EVENT OF DEFAULT UNTIL        to or greater than the aggregate principal amount of the
MATURITY.                     notes or the sum of the aggregate principal amount of the
                              notes and the aggregate principal balance of the
                              certificates. Therefore, upon an event of default, there can be no assurance that sufficient funds will be available to repay you in full. In addition, the amount of principal
                              required to be paid to the noteholders will generally be
                              limited to amounts available in the collection account (and the reserve fund, if any). Therefore, the failure to pay
                              principal of your notes generally will not result in the
                              occurrence of an event of default until the final scheduled payment date for your notes. SEE "THE NOTES--THE
                              INDENTURE--EVENTS OF DEFAULT; RIGHTS UPON EVENT OF DEFAULT"
                              IN THIS PROSPECTUS.

FUNDS HELD BY THE SERVICER    The servicer generally may retain all payments and proceeds
THAT ARE INTENDED TO BE USED  collected on the receivables during each collection period.
TO MAKE PAYMENTS ON THE       The servicer is generally not required to segregate those
SECURITIES MAY BE EXPOSED TO  funds from its own accounts until the funds are deposited in
A RISK OF LOSS.               the collection account on each payment date. Until any
                              collections or proceeds are deposited into the collection
                              account, the servicer will be able to invest those amounts for its own benefit at its own risk. The trust and
                              securityholders are not entitled to any amount earned on the funds held by the servicer. If the servicer does not deposit the funds in the collection account as required on any
                              payment date, the trust may be unable to make the payments owed on your securities.

IF THE TRUST ENTERS INTO A    If the trust enters into a currency swap, interest rate swap
CURRENCY OR AN INTEREST RATE  or a combined currency and interest rate swap, its ability
SWAP, PAYMENTS ON THE         to protect itself from shortfalls in cash flow caused by
SECURITIES WILL BE DEPENDENT  currency or interest rate changes will depend to a large
ON PAYMENTS MADE UNDER THE    extent on the terms of the swap agreement and whether the
SWAP AGREEMENT.               swap counterparty performs its obligations under the swap.
                              If the trust does not receive the payments it expects from the swap, the trust may not have adequate funds to make all payments to securityholders when due, if ever.
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                              If the trust issues securities denominated in a currency
                              other than U.S. dollars, the trust will need to make
                              payments on the securities in a currency other than U.S.
                              dollars, as described in the related prospectus supplement.
                              Payments collected on the receivables, however, will be in
                              U.S. dollars. In this circumstance, the trust may enter into a currency swap to reduce its exposure to changes in
                              currency exchange rates. A currency swap requires one party to provide a specified amount of a currency to the other
                              party at specified times in exchange for the other party
                              providing a different currency at a predetermined exchange ratio. For example, if the trust issues securities
                              denominated in swiss francs, it might enter into a swap
                              agreement with another party, the "swap counterparty", under which the trust would use the collections on the receivables to pay U.S. dollars to the swap counterparty in exchange for receiving swiss francs at a predetermined exchange rate to make the payments owed on the securities.

                              If the trust issues securities with adjustable interest
                              rates, interest will be due on the securities at adjustable rates, while interest will be earned on the receivables at fixed rates. In this circumstance, the trust may enter into an interest rate swap to reduce its exposure to changes in interest rates. An interest rate swap requires one party to make payments to the other party in an amount calculated by applying an interest rate (for example a floating rate) to a specified notional amount in exchange for the other party
                              making a payment calculated by applying a different interest rate (for example a fixed rate) to the same notional amount.
                              For example, if the trust issues $100 million of securities bearing interest at a floating LIBOR rate, it might enter
                              into a swap agreement under which the trust would pay
                              interest to the swap counterparty in an amount equal to an agreed upon fixed rate on $100 million in exchange for
                              receiving interest on $100 million at the floating LIBOR
                              rate. The $100 million would be the "notional" amount
                              because it is used simply to make the calculation. In an
                              interest rate swap, no principal payments are exchanged.

TERMINATION OF A SWAP         A swap agreement may be terminated if particular events
AGREEMENT AND INABILITY TO    occur. Most of these events are generally beyond the control
LOCATE REPLACEMENT SWAP       of the trust or the swap counterparty. If termination of a
COUNTERPARTY MAY CAUSE        swap agreement occurs and the trustee is not able to locate
TERMINATION OF THE TRUST.     a replacement swap counterparty, the trustee will sell the assets of the trust and the trust will terminate. In this
                              type of situation, it is impossible to predict how long it would take to sell the assets of the trust. Some of the
                              possible adverse consequences of a sale of the assets of the trust are:

                                  - The proceeds from the sale of assets under those
                                  circumstances may not be sufficient to pay all amounts
                                    owed to you.

                                  - Amounts available to pay you will be further reduced
                                  if the trust is required to make a termination payment
                                    to the swap counterparty.

                                  - Termination of the swap agreement may expose the trust
                                  to currency or interest rate risk, further reducing
                                    amounts available to pay you.

                                  - The sale may result in payments to you significantly
                                  earlier than expected.
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                                  - A significant delay in arranging a sale of the trust's
                                  assets could result in a delay in principal payments.
                                    This would, in turn, increase the weighted average
                                    life of the securities and could reduce the return on
                                    your securities.

                              Additional information about termination of the trust and
                              sale of the trust's assets, including a description of how the proceeds of a sale would be distributed, will be
                              included in the applicable prospectus supplement.

THE RATING OF A SWAP          If a trust enters into a swap, the rating agencies that rate
COUNTERPARTY MAY AFFECT THE   the trust's securities will consider the provisions of the
RATINGS OF THE SECURITIES.    swap agreement and the rating of the swap counterparty. If a rating agency downgrades the debt rating of the swap
                              counterparty, it is also likely to downgrade the rating of the securities. Any downgrade in the rating of the
                              securities could have severe adverse consequences on their liquidity or market value.

                              To provide some protection against the adverse consequences of a downgrade, the swap counterparty may be permitted, but not required, to take the following actions if the rating
                              agencies reduce its debt ratings below certain levels:

                              -  assign the swap agreement to another party;

                              -  obtain a replacement swap agreement on substantially the same terms as the swap agreement; or

                              -  establish any other arrangement satisfactory to the
                                  rating agencies.

                              Any swap involves a high degree of risk. A trust will be
                              exposed to this risk should it use this mechanism. For this reason, only investors capable of understanding these risks should invest in the securities. You are strongly urged to consult with your financial advisors before deciding to
                              invest in the securities if a swap is involved.

THE CALCULATIONS FOR THE      The calculation of interest or principal on a series of
PAYMENTS OF PRINCIPAL OR      securities may be based on a currency, commodity, interest
INTEREST MAY BE BASED ON AN   rate or other index. In this situation, the amount of
INDEX WHICH MAY RESULT IN     principal or interest payable on the securities may be less
PAYMENTS TO YOU OF LESS       than that payable on a conventional debt security issued at
PRINCIPAL OR INTEREST THAN A  the same time, including the possibility that no interest or
NON-INDEXED SECURITY.         principal will be paid. In addition, if the formula for
                              calculating the payments on the securities includes a
                              feature that multiplies the effect of any change in the
                              index, changes to the index could result in even greater
                              changes in the value of the securities or the payments to be made on the securities.
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                              You may not be able to easily trade these types of
                              securities after you purchase them. This is referred to as a
                              "secondary market." It cannot be predicted whether there
                              will be a secondary market for these types of securities or if one develops, how liquid it would be. The secondary
                              market for these types of securities will be affected by a number of factors that are not dependent on the performance of the trust and its assets. These factors include the
                              complexity and volatility of the index, the method of
                              calculating the principal and interest payments on the
                              securities, the time remaining to the maturity of the
                              securities, the outstanding amount of the securities and
                              market interest rates. The value of the index will depend on a number of interrelated factors which cannot be controlled by the trust, including economic, financial and political
                              events. For these reasons, you may not be able to readily
                              sell your securities or receive the price you expected for their sale.

                              In recent years, many indices have been highly volatile, and the volatility may continue in the future. You should review carefully the historical experience of any index to which a series of securities are pegged, but should not take that
                              historical experience as a predictor of future performance of the index during the term of any security. The credit
                              ratings assigned to the securities do not reflect the
                              potential impact of the factors discussed above, or what the impact may be on your securities' market value at any time.
                              For this reason, only investors capable of understanding the risks involved should invest in indexed securities. In
                              addition, investors whose investment activities are
                              restricted by law or subject to regulation may not be able to purchase these types of securities. Investors are
                              responsible for determining whether they may purchase
                              indexed securities. You are strongly urged to consult with your financial advisors before deciding to invest in indexed securities.
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                            FORMATION OF THE TRUSTS

    American Honda Receivables Corp. (the "Seller") will establish each trust
(each, a "Trust") pursuant to a Trust Agreement (as amended and supplemented from time to time, the "Trust Agreement") or a Pooling and Servicing Agreement
(as amended from time to time, the "Pooling and Servicing Agreement"), as applicable.

    The terms of each series of notes or certificates issued by each Trust and additional information concerning the assets of each Trust and any applicable credit enhancement will be set forth in a supplement to this prospectus (a
"prospectus supplement"). The notes and certificates are collectively referred to in this prospectus as the "Securities."

                             PROPERTY OF THE TRUSTS

    The property of each Trust will consist of a pool (each, a "Receivables
Pool") of retail installment sale contracts originated on or after the date indicated in the applicable prospectus supplement between Honda and Acura dealers (the "Dealers") and retail purchasers (the "Obligors"). These contracts are referred to as the "Receivables" and evidence the indirect financing made available by American Honda Finance Corporation ("AHFC") to the Obligors. The
Receivables will be secured by new and used Honda and Acura motor vehicles and new Honda motorcycles (the "Financed Vehicles") and all principal and interest payments made on or after the applicable cutoff date (each, a "Cutoff Date") and other property, all as specified in the applicable prospectus supplement. "New" vehicles may include "demonstration" vehicles, which are not titled in some states and may be classified as new vehicles in those states.

    The Receivables will be originated by Dealers in accordance with AHFC's requirements under agreements with Dealers governing the assignment of the Receivables to AHFC (the "Dealer Agreements"). AHFC will purchase the
Receivables of each Receivables Pool in the ordinary course of business pursuant to the Dealer Agreements.

    On or before the date of the initial issuance of any series of Securities
(each, a "Closing Date"), AHFC will sell the Receivables comprising the related
Receivables Pool to the Seller, and the Seller will sell those Receivables to the Trust pursuant to, if the trust is to be treated other than as a grantor trust for federal income tax purposes, the related Sale and Servicing Agreement among the Seller, the Servicer and the Trust (as amended and supplemented from time to time, the "Sale and Servicing Agreement") or, if the Trust is to be treated as a grantor trust for federal income tax purposes, the related Pooling and Servicing Agreement. AHFC will continue to service the Receivables.

    In addition to the Receivables, the property of each Trust will also include the following:

    1. amounts that may be held in separate trust accounts established and maintained by the Servicer with the Trustee pursuant to the related Sale and Servicing Agreement or Pooling and Servicing Agreement;

    2.  security interests in the Financed Vehicles and any related property;

    3. the rights to proceeds from claims on physical damage, credit life and disability insurance policies covering the Financed Vehicles or the Obligors;

    4.  AHFC's right to receive payments from Dealers obligated to repurchase
       Receivables from AHFC which do not meet specified representations made by the Dealers ("Dealer Recourse");

    5.  the Seller's right under, as applicable, the Sale and Servicing
       Agreement, the Pooling and Servicing Agreement, the Purchase Agreement and the Yield Supplement Agreement, if any;

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    6.  the Seller's right to realize upon any property (including the right to receive future net liquidation proceeds) that secured a Receivable; and

    7.  all proceeds of the foregoing.

    Various forms of credit enhancement may be used to benefit holders of the related Securities, including a Reserve Fund. In limited circumstances, a Trust will also have access to the funds in a Yield Supplement Account.

                                THE RECEIVABLES

    AHFC purchased the Receivables from the Dealers in the ordinary course of business in accordance with AHFC's underwriting standards. The Receivables to be held by each Trust will be randomly selected from those motor vehicle and/or motorcycle retail installment sales contracts in AHFC's portfolio that meet several criteria. The Seller will not use selection procedures adverse to Securityholders when selecting the Receivables from qualifying retail installment sale contracts. These criteria provide that each Receivable:

    1. was originated in the United States and the Obligor is not a federal, state or local governmental entity;

    2. provides for level monthly payments which provide interest at the annual percentage rate ("APR") and fully amortize the amount financed over an original term to maturity no greater than the number of months specified in the applicable prospectus supplement;

    3. is attributable to the purchase of a new or used Honda or Acura motor vehicle or new Honda motorcycle and is secured by that vehicle or motorcycle; and

    4. satisfies the other criteria, if any, set forth in the applicable prospectus supplement.

    Each Receivable will provide for the allocation of payments according to
(i) the simple interest method ("Simple Interest Receivables"), (ii) the "actuarial" method ("Actuarial Receivables") or (iii) the "sum of periodic balances" or "sum of monthly payments" method ("Rule of 78s Receivables" and, together with the Actuarial Receivables, the "Precomputed Receivables").

    SIMPLE INTEREST RECEIVABLES. Payments on Simple Interest Receivables will be applied first to interest accrued through the date immediately preceding the date of payment and then to unpaid principal. Accordingly, if an Obligor pays an installment before its due date, the portion of the payment allocable to interest for the payment period will be less than if the payment had been made on the due date, the portion of the payment applied to reduce the principal balance will be correspondingly greater, and the principal balance will be amortized more rapidly than scheduled. Conversely, if an Obligor pays an installment after its due date, the portion of the payment allocable to interest for the payment period will be greater than if the payment had been made on the due date, the portion of the payment applied to reduce the principal balance will be correspondingly less, and the principal balance will be amortized more slowly than scheduled, in which case a larger portion of the principal balance may be due on the final scheduled payment date. No adjustment to the scheduled monthly payments is made in the event of early or late payments, although in the case of late payments the Obligor may be subject to a late charge.

    ACTUARIAL RECEIVABLES. An Actuarial Receivable provides for amortization of the loan over a series of fixed level monthly installments. Each Scheduled
Payment is deemed to consist of an amount of interest equal to 1/12 of the stated annual percentage rate ("APR") of the Receivable multiplied by the scheduled principal balance of the Receivable and an amount of principal equal to the remainder of the Scheduled Payment. No adjustment to the scheduled monthly payments is made in the event of early or late payments, although in the case of late payments the Obligor may be subject to a late charge.

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    RULE OF 78S RECEIVABLES.  A Rule of 78s Receivable provides for the payment by the Obligor of a specified total amount of payments, payable in monthly installments on the related due date, which total represents the principal amount financed and finance charges in an amount calculated on the basis of the related APR for the term of that Receivable. The rate at which the amount of finance charges is earned and, correspondingly, the amount of each Scheduled
Payment allocated to reduction of the outstanding principal balance of a Rule of
78s Receivable are calculated in accordance with the Rule of 78s. Under the Rule of 78s, the portion of each payment allocable to interest is higher during the early months of the term of a Rule of 78s Receivable and lower during later months than that under a constant yield method for allocating payments between interest and principal. Notwithstanding the foregoing, all payments received by the Servicer on or in respect of the Rule of 78s Receivables will be allocated pursuant to the related Transfer and Servicing Agreement, as the case may be, on an actuarial basis. No adjustment is made in the event of early or late payments, although in the case of late payments the Obligor may be subject to a late charge.

    In the event of a prepayment in full (voluntarily or by acceleration) of a Precomputed Receivable, a "rebate" will be made to the Obligor of that portion of the total amount of payments under the Receivable allocable to "unearned" interest charges. In the event of the prepayment in full (voluntarily or by acceleration) of a Simple Interest Receivable, a "rebate" will not be made to the Obligor, but the Obligor will be required to pay interest only to the date immediately preceding the date of prepayment. The amount of a rebate under a Precomputed Receivable will always be less than or equal to the remaining scheduled payments of interest that would have been due under a Simple Interest
Receivable for which all remaining payments were made on schedule. Payments to Securityholders will not be affected by rebates under the Rule of 78s
Receivables because pursuant to the related Transfer and Servicing Agreement the payments will be determined using the actuarial method.

    Unless otherwise provided in the related prospectus supplement, each Trust will account for the Rule of 78s Receivables as if those Receivables were Actuarial Receivables. Amounts received upon prepayment in full of a Rule of 78s
Receivable in excess of the then outstanding principal balance of the Receivable and accrued interest thereon (calculated pursuant to the actuarial method) will not be paid to the Noteholders or passed through to the Certificateholders of the applicable series but will be deemed to be an excess amount and released to the Seller or otherwise applied as set forth in the related prospectus supplement.

    Additional information with respect to each Receivables Pool will be set forth in the related prospectus supplement, including, to the extent appropriate, the composition, the distribution by APR and by the states of origination, the portion of the Receivables Pool consisting of Precomputed
Receivables and of Simple Interest Receivables and the portion of the Receivables Pool secured by new vehicles and by used vehicles.

UNDERWRITING OF MOTOR VEHICLE AND MOTORCYCLE LOANS

    AHFC purchases retail installment sales contracts secured by new and used
Honda and Acura motor vehicles or new Honda motorcycles from approximately 1,270
Dealers located throughout the United States. These contracts are underwritten using AHFC's standard underwriting procedures. The Receivables are originated by Dealers in accordance with AHFC's requirements under existing Dealer Agreements and will be purchased in accordance with AHFC's underwriting procedures which emphasize, among other factors, the applicant's willingness and ability to pay and the value of the vehicle to be financed.

    AHFC requires that applications received from Dealers be signed by the applicant and contain, among other information, the applicant's name, address, social security number, residential status, source and amount of monthly income and amount of monthly rent or mortgage payment. Upon receipt of the above information, AHFC obtains a credit report from an independent credit bureau

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
reporting agency. AHFC reviews the credit report to determine the applicant's current credit status and past credit performance. AHFC considers both negative factors including past due credit, repossessions, loans charged off by other lenders and previous bankruptcy and also positive factors such as amount of credit and favorable payment history.

    AHFC's credit decision is influenced by, among other things, a credit scoring system and other considerations. The credit scoring process considers residence and employment stability, credit bureau information, application and contract information. The credit scoring process also takes into account income requirements and the ratio of income to total debt. AHFC makes its final credit decision based upon the degree of credit risk perceived and the amount of credit requested.

    AHFC's retail contract requires that Obligors maintain specific levels and types of insurance coverage to protect the Financed Vehicle against loss. At the time of purchase, an Obligor signs a statement which indicates that he or she either has or will have the necessary insurance, and which shows the name and address of the insurance company along with a description of the type of coverage. AHFC generally requires Obligors to provide it with evidence of compliance with the foregoing insurance requirements; however, AHFC performs no ongoing verification of insurance coverage. AHFC will not be obligated to make payments to a Trust for any loss when third party insurance has not been maintained.

    The amount of a retail installment sales contract secured by a new or used
Honda or Acura motor vehicle or new Honda motorcycle generally will not exceed
120% of the dealer invoice cost of the related vehicle plus select accessories at the dealer cost, sales tax, title and registration fees, insurance premiums for credit life and credit disability insurance and certain fees for extended service contract or, in the case of used motor vehicles or motorcycles, the NADA average trade-in value (as adjusted for higher/lower mileage).

SERVICING OF THE RECEIVABLES

    AHFC considers a retail installment sales contract to be past due or delinquent for servicing and enforcement of collection purposes when the Obligor fails to make at least 90% of a scheduled payment on a cumulative basis (after giving effect to any past due payments) by the related due date; any portion of a scheduled payment not paid on the related due date automatically becomes due with the next scheduled payment. AHFC mails a computer generated delinquency notice to the Obligor on the eleventh and twenty-first day of delinquency. If the delinquent receivable cannot be brought current or completely collected within 60 days, AHFC generally attempts to repossess the vehicle. AHFC holds repossessed vehicles in inventory to comply with any applicable statutory requirements for reinstatement and then sells those vehicles (generally within 60 days after repossession). Any deficiencies remaining after repossession and sale of the vehicle or after the full charge-off of the receivable are pursued by or on behalf of AHFC to the extent practicable and legally permitted. See
"Certain Legal Aspects of the Receivables--Deficiency Judgments and Excess
Proceeds." AHFC attempts to contact Obligors and establish and monitor repayment schedules until the deficiencies are either paid in full or become impractical to pursue.

                                USE OF PROCEEDS

    Each Trust will use the net proceeds from the sale of the Securities of a given series to purchase Receivables from the Seller. The Seller will purchase
Receivables from AHFC from the net proceeds it receives from any Trust.

                                       22

                                  THE TRUSTEE

    The trustee for each Trust (the "Trustee") or the trustee under any Indenture pursuant to which notes are issued (the "Indenture Trustee") will be specified in the applicable prospectus supplement. The Trustee's or the Indenture Trustee's liability in connection with the issuance and sale of the related Securities is limited solely to the express obligations of that Trustee or Indenture Trustee set forth in the related Trust Agreement, Pooling and Servicing Agreement, Sale and Servicing Agreement or Indenture, as applicable. A Trustee or Indenture Trustee may resign at any time, in which event the Servicer, or its successor, will be obligated to appoint a successor thereto. The Administrator of a Trust that is not a grantor trust may also remove a Trustee or Indenture Trustee that becomes insolvent or otherwise ceases to be eligible to continue in that capacity under the related Trust Agreement, Sale and Servicing Agreement or Indenture, as applicable. The Servicer for a Trust that is a grantor trust may remove a Trustee that becomes insolvent or otherwise ceases to be eligible to continue in that capacity under the related Pooling and Servicing Agreement. In those circumstances, the Servicer or, in the case of a series that includes notes, the Administrator, as the case may be, will be obligated to appoint a successor thereto. Any resignation or removal of a Trustee or Indenture Trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor.

                                   THE SELLER

    The Seller is a wholly owned, limited purpose finance subsidiary of AHFC and was incorporated in the State of California in August 1992. The Seller's principal executive offices are located at 700 Van Ness Avenue, Torrance, California 90501 and its telephone number is (310) 781-6131.

    The Seller was organized primarily for the purpose of acquiring installment sale contracts similar to the Receivables and associated rights from AHFC, causing the issuance of securities similar to the Securities and engaging in related transactions. The Seller's articles of incorporation limit the activities of the Seller to the foregoing purposes and to any activities incidental to and necessary for those purposes.

                                  THE SERVICER

    American Honda Finance Corporation ("AHFC" or the "Servicer") was incorporated in the State of California in February 1980. AHFC's principal executive offices are located at 700 Van Ness Avenue, Torrance, California 90501. Its telephone number is (310) 781-4100. AHFC and its Canadian subsidiary, Honda Canada Finance, Inc. ("HCFI"), provide wholesale and retail financing to authorized dealers in the United States and Canada for the following:

    (1) Honda and Acura automobiles, minivans and sport utility vehicles;

    (2) Honda motorcycles (including scooters and all terrain vehicles); and

    (3) Honda power equipment including lawn and utility tractors, lawnmowers, snow throwers, water pumps, portable outboard motors, outboard marine engines and generators. Receivables related to these assets are not included as assets of the Trust.

    AHFC and HCFI also offer retail leasing for Honda and Acura motor vehicles or Honda motorcycles throughout the United States and Canada. AHFC and its wholly owned subsidiary, American Honda Service Contract Corporation, administer the sale of vehicle service contracts throughout the United States for American Honda Motor Co., Inc. ("AHMC"), a California corporation.

    AHFC has the following wholly owned special purpose finance subsidiaries:

    - American Honda Receivables Corp., a California corporation,

    - American Honda Receivables Corp. II, a California corporation,

    - Honda Titling Inc., a Delaware corporation, and

    - Honda Funding Inc., a Delaware corporation.

    AHFC is a wholly owned subsidiary of AHMC. AHMC is a wholly owned subsidiary of Honda Motor Co., Ltd., a Japanese corporation which is a worldwide manufacturer and distributor of motor vehicles, motorcycles and power equipment. AHMC is the sole authorized distributor in the United States of the following:

    (1) Honda and Acura motor vehicles and Honda motorcycles;

    (2) Honda power equipment; and

    (3) Honda and Acura parts and accessories.

           WHERE YOU CAN FIND MORE INFORMATION ABOUT YOUR SECURITIES

    THE TRUST--The Trustee will provide to securityholders ("Securityholders") (which shall be Cede & Co. ("Cede") as the nominee of DTC unless definitive Securities are issued under the limited circumstances described in this prospectus) unaudited monthly and annual reports concerning the Receivables and other specified matters. See "Description of the Transfer and Servicing Agreements--Statements to Securityholders" and "--Evidence as to Compliance" in this prospectus. Copies of these reports may be obtained at no charge at the offices specified in the applicable prospectus supplement.

    THE SELLER--AHRC, as Seller of the Receivables, has filed with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-3 under the Securities Act of 1933 (the "Securities Act") of which this prospectus forms a part. The registration statement is available for inspection without charge at the public reference facilities maintained at the principal office of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the regional offices of the SEC at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661, and Seven World Trade Center, Suite 1300, New York, New York 10048. You may obtain information on the operation of the SEC's reference room by calling the SEC at (800) SEC-0330. You may obtain copies of those materials at prescribed rates by writing to the Public Reference Section of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. The SEC also maintains a website (http://www.sec.gov) that contains reports, registration statements, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

    Copies of the operative agreements relating to the Securities will also be filed with the SEC.

                  DELINQUENCIES, REPOSSESSIONS AND NET LOSSES

    Information concerning AHFC's experience pertaining to delinquencies, repossessions and net losses on its portfolio of new and used retail motor vehicle and new motorcycles receivables (including receivables previously sold that AHFC continues to service) will be set forth in each prospectus supplement. There can be no assurance that the delinquency, repossession and net loss experience on any Receivables Pool will be comparable to prior experience or to the information in any prospectus supplement.

                    WEIGHTED AVERAGE LIFE OF THE SECURITIES

    The weighted average life of the Securities of any series will generally be influenced by the rate at which the principal balances of the related Receivables are paid, which payment may be in the form of scheduled amortization or prepayments. For this purpose, the term "prepayments" includes prepayments in full, partial prepayments (including those related to rebates of extended warranty contract costs and insurance premiums), liquidations due to default as well as receipts of proceeds from physical damage, credit life and disability insurance policies and repurchases or purchases by the Seller or AHFC, as the case may be, of particular Receivables for administrative reason or for breaches of representations and warranties. The term "weighted average life" means the average amount of time during which each dollar of principal of a Receivable is outstanding.

    All of the Receivables will be prepayable at any time without penalty to the Obligor. However, partial prepayments on the Precomputed Receivables made by Obligors will not be paid on the Payment Date following the Collection Period in which they were received but will be retained and applied towards payments due in later Collection Periods. If prepayments in full are received on the Precomputed Receivables or if full or partial prepayments are received on the Simple Interest Receivables, the actual weighted average life of the Receivables may be shorter than the scheduled weighted average life of the Receivables set forth in the related prospectus supplement. The rate of prepayment of motor vehicle or motorcycle retail installment sales contracts are influenced by a variety of economic, social and other factors, including the fact that an Obligor generally may not sell or transfer the Financed Vehicle securing a Receivable without the consent of the Servicer.

    No prediction can be made as to the rate of prepayment on the Receivables in either stable or changing interest rate environments. AHFC maintains limited records of the historical prepayment experience of the motor vehicle and motorcycle retail installment sales contracts included in its portfolio and is not aware of any publicly available industry statistics for the entire industry on an aggregate basis that set forth principal prepayment experience for retail installment sales contracts similar to the Receivables over an extended period of time. AHFC believes that its prepayment experience is consistent with that generally found in the industry. However, no assurance can be given that prepayments on the Receivables will conform to historical experience and no prediction can be made as to the actual prepayment experience on the Receivables. The rate of prepayment on the Receivables may also be influenced by the structure of the related loan. In addition, under some circumstances, the Seller or Servicer will be obligated to repurchase Receivables from a given Trust pursuant to the related Sale and Servicing Agreement or Pooling and Servicing Agreement as a result of breaches of particular representations and warranties or covenants. See "Description of the Transfer and Servicing Agreements--Sale and Assignment of Receivables" and "--Servicing Procedures". See also "Description of the Transfer and Servicing Agreements--Termination" regarding the Servicer's option to purchase the Receivables from a given Trust and "--Insolvency Event" regarding the sale of the Receivables owned by a trust that is not a grantor trust if an Insolvency Event with respect to the Seller occurs. Any reinvestment risk resulting from the rate of prepayments of the Receivables and the payment of prepayments to Securityholders will be borne entirely by the Securityholders. In addition, early retirement of the Securities may be effected by the exercise of the option of the Servicer, or any successor to the Servicer, to purchase all of the Receivables remaining in the Trust when the Pool Balance is 10% or less of the Pool Balance as of the Cutoff Date.

    In addition, pursuant to agreements between AHFC and the Dealers, each Dealer is obligated to repurchase from AHFC contracts which do not meet particular representations and warranties made by that Dealer (these Dealer repurchase obligations are referred to in this prospectus as "Dealer Recourse"). These representations and warranties relate primarily to the origination of the retail installment sale contracts and the perfection of the security interests in the related Financed Vehicles, and do not typically relate to the creditworthiness of the related Obligors or the collectability of the contracts. Although the Dealer Agreements with respect to the Receivables will not be assigned to the

Trustee, the related Sale and Servicing Agreement or Pooling and Servicing Agreement will require that AHFC deposit any recovery in respect of any Receivable pursuant to any Dealer Recourse in the related Collection Account. The sales by the Dealers of retail installment sales contracts to AHFC do not generally provide for recourse against the Dealers for unpaid amounts in the event of a default by an Obligor thereunder, other than in connection with the breach of the foregoing representations and warranties. See "Description of the Transfer and Servicing Agreements--Sale and Assignment of Receivables" and "--Servicing Procedures."

    In light of the above considerations, there can be no assurance as to the amount of principal payments to be made on the Securities of a given series on each Payment Date, since the amount of principal payments will depend, in part, on the amount of principal collected on the related Receivables Pool during the applicable Collection Period. No prediction can be made as to the actual prepayment experience on the Receivables, and any reinvestment risks resulting from a faster or slower rate of prepayment of Receivables will be borne entirely by the Securityholders of a given series. See "Risk Factors--You may experience reduced returns on your investment resulting from prepayments, repurchases or early termination of the trust" in this prospectus.

    The applicable prospectus supplement may set forth additional information regarding the maturity and prepayment considerations applicable to the particular Receivables Pool and the related series of Securities.

                      POOL FACTORS AND TRADING INFORMATION

    The "Note Pool Factor" for each class of notes will be a seven-digit decimal which the Servicer will compute prior to each payment with respect to that class of notes. The Note Pool Factor represents the remaining outstanding principal amount of that class of notes, as of the close of business on the last day of the applicable Collection Period, as a fraction of the initial outstanding principal amount of that class of notes. The "Certificate Pool Factor" for each class of certificates will be a seven-digit decimal which the Servicer will compute prior to each payment with respect to that class of certificates indicating the remaining Certificate Balance of that class of certificates, as of the close of business on the last day of the applicable Collection Period, as a fraction of the Original Certificate Balance of that class of certificates. The "Certificate Balance" for any class of certificates as of any Payment Date will equal the Original Certificate Balance of that class, as reduced by all amounts distributed on or prior to that Payment Date on that class of certificates and allocable to principal. The "Original Certificate Balance" for each class of certificates will be stated in the applicable prospectus supplement.

    Each Note Pool Factor and each Certificate Pool Factor will initially be
1.0000000 and thereafter will decline to reflect reductions in the outstanding principal amount of the applicable class of notes, or the reduction of the Certificate Balance of the applicable class of certificates, as the case may be. A Noteholder's portion of the aggregate outstanding principal amount of the related class of notes is the product of (1) the original denomination of that Noteholder's Note and (2) the applicable Note Pool Factor. A Certificateholder's portion of the aggregate outstanding Certificate Balance for the related class of certificates is the product of (1) the original denomination of that Certificateholder's Certificate and (2) the applicable Certificate Pool Factor.

    The Securityholders will receive monthly reports concerning payments received on the Receivables, the Pool Balance, each Certificate Pool Factor or Note Pool Factor, as applicable, and various other items of information.

                                   THE NOTES

GENERAL

    With respect to each Trust that issues notes, one or more classes (each, a "class") of notes of the related series will be issued pursuant to the terms of an indenture (the "Indenture"). A form of the

Indenture has been filed as an exhibit to the registration statement of which this prospectus is a part. The following summary does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all the provisions of the notes and the Indenture.

    Each class of notes will initially be represented by one or more notes, in each case registered in the name of the nominee of DTC, except as set forth below. Notes will be available for purchase in the denominations specified in the applicable prospectus supplement in book-entry form only. The Seller has been informed by DTC that DTC's nominee will be Cede, unless another nominee is specified in the applicable prospectus supplement. Accordingly, that nominee is expected to be the holder of record of the notes (a "Noteholder") of each class. No Noteholder will be entitled to receive a physical certificate representing a Note until Definitive Notes are issued under the limited circumstances described in this prospectus or in the applicable prospectus supplement. All references in this prospectus and in the applicable prospectus supplement to actions by Noteholders refer to actions taken by DTC upon instructions from its participating organizations (the "DTC Participants") and all references in this prospectus and in the applicable prospectus supplement to payments, notices, reports and statements to Noteholders refer to payments, notices, reports and statements to DTC or its nominee, as the registered holder of the notes, for distribution to Noteholders in accordance with DTC's procedures. See "Certain Information Regarding the Securities--Book-Entry Registration" and "--Definitive Securities."

PRINCIPAL AND INTEREST ON THE NOTES

    The applicable prospectus supplement will describe the timing and priority of payment, seniority, allocations of losses, interest rate (the "Interest Rate") and amount of or method of determining payments of principal and interest on each class of notes of a given series. The rights of holders of any class of notes to receive payments of principal and interest may be senior or subordinate to the rights of holders of any other class or classes of notes of that series. Payments of interest on the notes will generally be made prior to payments of principal. A series may include one or more classes of notes (the "Strip Notes") entitled to (1) principal payments with disproportionate, nominal or no interest payments or (2) interest payments with disproportionate, nominal or no principal payments. Each class of notes may have a different Interest Rate, which may be a fixed, variable or adjustable Interest Rate (and which may be zero for some classes of Strip Notes), or any combination of the foregoing. The applicable prospectus supplement will specify the Interest Rate for each class of notes of a given series or the method for determining the Interest Rate. See also "Certain Information Regarding the Securities--Fixed Rate Securities" and "--Floating Rate Securities." One or more classes of notes of a series may be redeemable in whole or in part, including as a result of the Servicer exercising its option to purchase the related Receivables Pool or other early termination of the related trust.

    One or more classes of notes of a given series may have fixed principal payment schedules, in the manner and to the extent set forth in the applicable prospectus supplement. Noteholders of those notes would be entitled to receive as payments of principal on any given Payment Date the amounts set forth on that schedule with respect to those notes.

    To the extent provided in the related prospectus supplement, payments of interest to Noteholders of two or more classes within a series may have the same priority. Under some circumstances, on any Payment Date the amount available for those payments could be less than the amount of interest payable on the notes. If this is the case, each class of Noteholders will receive its ratable share (based upon the aggregate amount of interest due to that class of Noteholders) of the aggregate amount of interest available for payment on the notes. See "Description of the Transfer and Servicing Agreements--Distributions on the Securities" and "--Credit and Cash Flow Enhancement."

    If a series of notes includes two or more classes of notes, the sequential order and priority of payment in respect of principal and interest, and any schedule or formula or other provisions, of each of those classes will be set forth in the applicable prospectus supplement. Payments of principal and interest within any class of notes will be made on a pro rata basis among all the Noteholders of that class.

THE INDENTURE

    MODIFICATION OF INDENTURE. If a Trust has issued notes pursuant to an Indenture, the Trust and the Indenture Trustee may, with the consent of the holders of a majority of the outstanding notes of the related series (or relevant class or classes of notes of the series), execute a supplemental indenture to add provisions to, change in any manner or eliminate any provisions of, the related Indenture, or modify (except as provided below) in any manner the rights of the related Noteholders.

    Without the consent of the holder of each outstanding affected note, no supplemental indenture will:

    1. change the due date of any installment of principal of or interest on that note or reduce the principal amount of that note, the Interest Rate for that note or the redemption price for that note or change any place of payment where or the coin or currency in which that note or any interest on that note is payable;

    2. impair the right to institute suit for the enforcement of specified provisions of the related Indenture regarding payment;

    3. reduce the percentage of the aggregate amount of the outstanding notes of that series, the consent of the holders of which is required for any supplemental indenture or the consent of the holders of which is required for any waiver of compliance with specified provisions of the related Indenture or of specified defaults and their consequences as provided for in that Indenture;

    4. modify or alter the provisions of the related Indenture regarding the voting of notes held by the applicable Trust, any other obligor on those notes, the Seller or an affiliate of any of them;

    5. reduce the percentage of the aggregate outstanding amount of those notes, the consent of the holders of which is required to direct the related Indenture Trustee to sell or liquidate the Receivables if the proceeds of that sale would be insufficient to pay the principal amount of and accrued but unpaid interest on the outstanding notes of that series;

    6. reduce the percentage of the aggregate principal amount of notes required to amend the sections of the related Indenture that specify the applicable percentage of aggregate principal amount of the notes of that series necessary to amend that Indenture or other specified agreements; or

    7. permit the creation of any lien ranking prior to or on a parity with the lien of the related Indenture with respect to any of the collateral for those notes or, except as otherwise permitted or contemplated in that Indenture, terminate the lien of that Indenture on any of the collateral or deprive the holder of any note of the security afforded by the lien of that Indenture.

    The Trust and the applicable Indenture Trustee may also enter into supplemental indentures, without obtaining the consent of the Noteholders of the related series, for the purpose of, among other things, adding any provisions to or changing in any manner or eliminating any of the provisions of the related Indenture or of modifying in any manner the rights of those Noteholders; provided that that action will not materially and adversely affect the interest of any of those Noteholders.

    EVENTS OF DEFAULT; RIGHTS UPON EVENT OF DEFAULT. With respect to the notes of a given series unless otherwise specified in the related prospectus supplement, "Events of Default" under the related Indenture will consist of:

    1. a default for five days or more in the payment of any interest on any of those notes when the same becomes due and payable;

    2. a default in the payment of the principal of or any installment of the principal of any of those notes when the same becomes due and payable;

    3. a default in the observance or performance of any covenant or agreement of the applicable Trust made in the related Indenture and the continuation of the default for a period of 90 days after notice thereof is given to that Trust by the applicable Indenture Trustee or to that Trust and that Indenture Trustee by the holders of at least 25% in principal amount of those notes then outstanding acting together as a single class;

    4. any representation or warranty made by that Trust in the related Indenture or in any certificate delivered pursuant thereto or in connection therewith having been incorrect in a material respect as of the time made, and the breach not having been cured within 30 days after written notice thereof is given to that Trust by the applicable Indenture Trustee or to that Trust and that Indenture Trustee by the holders of at least 25% in principal amount of the notes then outstanding acting together as a single class;

    5. particular events of bankruptcy, insolvency, receivership or liquidation of the applicable Trust; or

    6.  other events, if any, set forth in the related prospectus supplement.

    However, the amount of principal required to be paid to Noteholders of that series under the related Indenture will generally be limited to amounts available to be deposited in the Collection Account. Therefore, the failure to pay any principal on any class of notes generally will not result in the occurrence of an Event of Default until the final scheduled Payment Date for that class of notes. In addition, as described below, following the occurrence of an Event of Default (other than the events of default described in (1) and (2) above) and acceleration of the maturity of the notes, the Indenture Trustee is not required to sell the assets of the Trust, and the Indenture Trustee may sell the assets of the Trust only after meeting requirements specified in the Indenture. In that case, even if the maturity of the notes has been accelerated, there may not be any funds to pay principal of the notes.

    If an Event of Default should occur and be continuing with respect to the notes of any series, the related Indenture Trustee or holders of a majority in principal amount of the notes then outstanding (or relevant class or classes of notes) may declare the principal of the notes to be immediately due and payable. This declaration may, under some circumstances, be rescinded by the holders of a majority in principal amount of the notes then outstanding (or relevant class or classes of notes).

    If the notes of any series are due and payable following an Event of Default with respect thereto, the related Indenture Trustee may institute proceedings to collect amounts due or foreclose on Trust property, exercise remedies as a secured party, sell the related Receivables or elect to have the applicable Trust maintain possession of those Receivables and continue to apply collections on those Receivables as if there had been no declaration of acceleration. Unless otherwise specified in the applicable prospectus supplement, however, the Indenture Trustee is prohibited from selling the related Receivables following an Event of Default (other than a default in the payment of any principal of or a default for five days or more in the payment of any interest on any note of any series), unless:

    1. the holders of all outstanding notes (or relevant class or classes of notes) consent to the sale;

    2. the proceeds of the sale are sufficient to pay in full the principal of and the accrued interest on all outstanding notes at the date of the sale; or

    3. the Indenture Trustee determines that the proceeds of the Receivables may not be sufficient on an ongoing basis to make all payments on the outstanding notes as those payments would have become due if the obligations had not been declared due and payable, and the Indenture

       Trustee obtains the consent of the holders of 66 2/3% of the aggregate outstanding amount of all notes (or relevant class or classes of notes).

    Unless otherwise specified in the applicable prospectus supplement, in the event of the sale of the property of the Trust following the occurrence of an Event of Default, the proceeds of any sale will be distributed first to the Servicer in respect of Total Servicing Fee and non-recoverable Advances, if any; second to the Trustee and Indenture Trustee for amounts due as Fees and Expenses; third, to the Noteholders for interest which is due and unpaid; and fourth, to the Noteholders for principal which is due and unpaid. Any remaining amounts will be distributed to the Certificateholders for amounts due and unpaid in accordance with the Trust Agreement and the Sale and Servicing Agreement.

    Subject to the provisions of the applicable Indenture relating to the duties of the related Indenture Trustee, if an Event of Default occurs and is continuing with respect to a series of notes, the Indenture Trustee will be under no obligation to exercise any of the rights or powers under the Indenture at the request or direction of any of the holders of those notes, if the Indenture Trustee reasonably believes it will not be adequately indemnified against the costs, expenses and liabilities that might be incurred by it in complying with the request. Subject to the provisions for indemnification and other limitations contained in the related Indenture, the holders of a majority of the principal amount of the outstanding Notes of a particular series (or relevant class or classes of notes of the series) will have the right to direct the time, method and place of conducting any proceeding or any remedy available to the applicable Indenture Trustee, and the holders of a majority of the principal amount of those notes then outstanding (or relevant class or classes of notes) may, in some cases, waive a default, except a default in the deposit of collections or other required amounts, any required payment from amounts held in any trust account in respect of amounts due on the notes, payment of principal or interest or a default in respect of a covenant or provision of the Indenture which cannot be modified without the waiver or consent of all the holders of the outstanding notes.

    Unless otherwise specified in the related prospectus supplement, no holder of a note of any series will have the right to institute any proceeding with respect to the related Indenture, unless:

    1. that holder of a note or notes previously has given to the applicable Indenture Trustee written notice of a continuing Event of Default;

    2. the holders of not less than 25% in principal amount of the outstanding notes of that series (or relevant class or classes of notes) have requested in writing the Indenture Trustee to institute the proceeding in its own name as Indenture Trustee;

    3. that holder or holders of notes have offered the Indenture Trustee reasonable indemnity;

    4. the Indenture Trustee has for 60 days failed to institute the proceeding; and

    5. no direction inconsistent with that written request has been given to the Indenture Trustee during the 60-day period by the holders of a majority in principal amount of those outstanding notes (or relevant class or classes of notes).

    In addition, each Indenture Trustee and the related Noteholders, by accepting the related notes, will covenant that they will not at any time institute against the applicable Trust any bankruptcy, reorganization or other proceeding under any federal or state bankruptcy or similar law.

    With respect to any Trust, neither the related Indenture Trustee nor the related Trustee in its individual capacity, nor any holder of a certificate representing an ownership interest in that Trust nor any of their respective owners, beneficiaries, agents, officers, directors, employees, affiliates, successors or assigns will, in the absence of an express agreement to the contrary, be personally liable for the payment of the principal of or interest on the related notes or for the agreements of that Trust contained in the applicable Indenture.

    PARTICULAR COVENANTS. Each Indenture will provide that the related Trust may not consolidate with or merge into any other entity, unless, among other things,

    1. the entity formed by or surviving the consolidation or merger is organized under the laws of the United States, any state or the District of Columbia;

    2. that entity expressly assumes that Trust's obligation to make due and punctual payments upon the notes of the related series and the performance or observance of every agreement and covenant of that Trust under the Indenture;

    3. no Event of Default shall have occurred and be continuing immediately after the merger or consolidation;

    4. each Rating Agency delivers a letter to the Indenture Trustee to the effect that the consideration or merger will not result in a qualification, reduction or withdrawal of its then current rating on any Class of notes;

    5. that Trust has been advised that the rating of the Securities of that series then in effect would not be reduced or withdrawn by the rating agencies then rating the notes as a result of the merger or consolidation;

    6. that Trust has received an opinion of counsel to the effect that the consolidation or merger would have no material adverse tax consequence to the Trust or to any related Noteholder or Certificateholder;

    7. the parties take any action necessary to maintain the lien and security interest created by the Indenture; and

    8. the Indenture Trustee has received an officer's certificate and an opinion of counsel stating that the consolidation or merger comply with the terms of the Indenture and all conditions precedent provided in the Indenture have been taken.

    Each Trust will not, among other things,

    1. except as expressly permitted by the applicable Indenture, the applicable Transfer and Servicing Agreements or other specified documents with respect to that Trust (collectively, the "Related Documents"), sell, transfer, exchange or otherwise dispose of any of the assets of that Trust;

    2. claim any credit on or make any deduction from the principal of and interest payable on the notes of the related series (other than amounts withheld under the Code or applicable state law) or assert any claim against any present or former holder of those notes because of the payment of taxes levied or assessed upon that Trust;

    3. except as expressly permitted by the Related Documents, dissolve or liquidate in whole or in part;

    4. permit the validity or effectiveness of the related Indenture to be impaired or permit any person to be released from any covenants or obligations with respect to those notes under that Indenture except as may be expressly permitted by that Indenture; or

    5. permit any lien or other encumbrance to be created on or extend to or otherwise arise upon or burden the assets of that Trust or any part thereof, or any interest in the assets of that Trust or the proceeds of those assets.

    No Trust may engage in any activity other than as specified in this prospectus or in the applicable prospectus supplement. No Trust will incur, assume or guarantee any indebtedness other than indebtedness incurred pursuant to the related notes and the related Indenture, pursuant to any Advances made to it by the Servicer or otherwise in accordance with the Related Documents.

    ANNUAL COMPLIANCE STATEMENT. Each Trust will be required to file annually with the related Indenture Trustee a written statement as to the fulfillment of its obligations under the Indenture.

    INDENTURE TRUSTEE'S ANNUAL REPORT. The Indenture Trustee for each Trust will be required to mail each year to all related Noteholders a brief report relating to its eligibility and qualification to continue as Indenture Trustee under the related Indenture, any amounts advanced by it under the Indenture, the amount, interest rate and maturity date of specified indebtedness owing by that Trust to the applicable Indenture Trustee in its individual capacity, the property and funds physically held by that Indenture Trustee and any action taken by it that materially affects the related notes and that has not been previously reported.

    SATISFACTION AND DISCHARGE OF INDENTURE. An Indenture will be discharged with respect to the collateral securing the related notes upon the delivery to the related Indenture Trustee for cancellation of all of those notes or, with specified limitations, upon deposit with that Indenture Trustee of funds sufficient for the payment in full of all the notes.

                                THE CERTIFICATES

GENERAL

    With respect to each Trust that issues certificates, one or more classes (each, a "class") of certificates of the related series will be issued pursuant to the terms of a Trust Agreement or a Pooling and Servicing Agreement, a form of each of which has been filed as an exhibit to the Registration Statement of which this prospectus forms a part. The following summary does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all the provisions of the certificates and the Trust Agreement or Pooling and Servicing Agreement, as applicable.

    Except for the certificates, if any, of a given series purchased by the Seller, each class of certificates will initially be represented by one or more certificates registered in the name of the nominee for DTC, except as set forth below. Except for the certificates, if any, of a given series purchased by the Seller, the certificates will be available for purchase in the denominations specified in the applicable prospectus supplement in book-entry form only. The Seller has been informed by DTC that DTC's nominee will be Cede, unless another nominee is specified in the applicable prospectus supplement. Accordingly, that nominee is expected to be the holder of record of the certificates (a "Certificateholder") of any series that are not purchased by the Seller. No Certificateholder (other than a Trust) will be entitled to receive a physical certificate representing a certificate until Definitive Certificates are issued under the limited circumstances described in this prospectus or in the applicable prospectus supplement. All references in this prospectus and in the applicable prospectus supplement to actions by Certificateholders refer to actions taken by DTC upon instructions from the DTC Participants and all references in this prospectus and in the applicable prospectus supplement to distributions, notices, reports and statements to Certificateholders refer to distributions, notices, reports and statements given, made or sent to DTC or its nominee, as the case may be, as the registered holder of the certificates, for distribution to Certificateholders in accordance with DTC's procedures with respect thereto. See "Certain Information Regarding the Securities--Book-Entry Registration" and "--Definitive Securities." Any certificates of a given series owned by the Seller or its affiliates will be entitled to equal and proportionate benefits under the applicable Trust Agreement, except that those certificates will be deemed not to be outstanding for the purpose of determining whether the requisite percentage of Certificateholders have given any request, demand, authorization, direction, notice, consent or other action under the Related Documents (other than the commencement by the related Trust of a voluntary proceeding in bankruptcy as described under "Description of the Transfer and Servicing Agreements--Insolvency Event").

PAYMENTS OF PRINCIPAL AND INTEREST

    The timing and priority of payments, seniority, allocations of losses, pass through rate (the "Pass Through Rate") and amount of or method of determining payments with respect to principal and interest of each class of certificates will be described in the applicable prospectus supplement. Payments of interest on those certificates will be made on the dates specified in the applicable prospectus supplement (each, a "Payment Date"). To the extent provided in the applicable prospectus supplement, a series may include one or more classes of certificates (the "Strip Certificates") entitled to (1) payments in respect of principal with disproportionate, nominal or no interest payments or (2) interest payments with disproportionate, nominal or no payments in respect of principal. Each class of certificates may have a different Pass Through Rate, which may be a fixed, variable or adjustable Pass Through Rate (and which may be zero for some classes of Strip Certificates) or any combination of the foregoing. The applicable prospectus supplement will specify the Pass Through Rate for each class of certificates of a given series or the method for determining the Pass Through Rate. See also "Certain Information Regarding the Securities--Fixed Rate Securities" and "--Floating Rate Securities." Payments in respect of the certificates of a given series that includes notes may be subordinate to payments in respect of the notes of that series as more fully described in the applicable prospectus supplement. The rights of holders of any class of certificates to receive payments of principal and interest may also be senior or subordinate to the rights of holders of any other class or classes of certificates of that series as more fully described in the applicable prospectus supplement. Payments in respect of principal of and interest on any class of certificates will be made on a pro rata basis among all the Certificateholders of that class.

    In the case of a series of certificates that includes two or more classes of certificates, the timing, sequential order, priority of payment or amount of payments in respect of interest and principal, and any schedule or formula or applicable other provisions, of each class shall be as set forth in the applicable prospectus supplement.

    If and as provided in the applicable prospectus supplement, amounts remaining on deposit in the Collection Account after all required payments to the related Securityholders have been made may be released to the Seller, AHFC or one or more third party credit or liquidity enhancement providers.

                  CERTAIN INFORMATION REGARDING THE SECURITIES

FIXED RATE SECURITIES

    Any class of Securities (other than some classes of Strip Notes or Strip Certificates) may bear interest at a fixed rate per annum ("Fixed Rate Securities") or at a variable or adjustable rate per annum ("Floating Rate Securities"), as more fully described below and in the applicable prospectus supplement. Each class of Fixed Rate Securities will bear interest at the applicable per annum Interest Rate or Pass Through Rate, as the case may be, specified in the applicable prospectus supplement. Interest on each class of Fixed Rate Securities will be computed on the basis of a 360-day year consisting of twelve 30-day months or other day count basis as is specified in the applicable prospectus supplement. See "The Notes--Principal and Interest on the Notes" and "The Certificates--Payments of Principal and Interest."

FLOATING RATE SECURITIES

    Each class of Floating Rate Securities will bear interest during each applicable Interest Period at a rate per annum determined by reference to an interest rate basis (the "Base Rate"), plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, in each case as specified in the applicable prospectus supplement. The "Spread" is the number of basis points to be added to or subtracted from the related Base Rate applicable to the Floating Rate Securities. The "Spread Multiplier" is the percentage of the related Base Rate applicable to the Floating Rate Securities by which that Base Rate will be multiplied to determine the applicable interest rate on those Floating Rate Securities. The applicable prospectus supplement will designate one of the following Base Rates as applicable to a given Floating Rate Security:

    1.  LIBOR (a "LIBOR Security");

    2.  the Commercial Paper Rate (a "Commercial Paper Rate Security");

    3.  the Treasury Rate (a "Treasury Rate Security");

    4.  the Federal Funds Rate (a "Federal Funds Rate Security");

    5.  the CD Rate (a "CD Rate Security"); or

    6. any other Base Rate that is set forth in the applicable prospectus supplement.

    Each applicable prospectus supplement will specify whether the rate of interest on the related Floating Rate Securities will be reset daily, weekly, monthly, quarterly, semiannually, annually or some other specified period (each, an "Interest Reset Period") and the dates on which that Interest Rate will be reset (each, an "Interest Reset Date"). The Interest Reset Date will be, in the case of Floating Rate Securities which reset:

    1.  daily, each Business Day;

    2. weekly, the Wednesday of each week (with the exception of weekly reset Treasury Rate Securities which will reset the Tuesday of each week);

    3.  monthly, the third Wednesday of each month;

    4. quarterly, the third Wednesday of March, June, September and December of each year;

    5. semiannually, the third Wednesday of the two months specified in the applicable prospectus supplement;

    6. annually, the third Wednesday of the month specified in the applicable prospectus supplement; or

    7. any other Interest Reset Date set forth in the applicable prospectus supplement.

    Unless otherwise specified in the related prospectus supplement, if any Interest Reset Date for any Floating Rate Security would otherwise be a day that is not a Business Day, that Interest Reset Date will be postponed to the next succeeding day that is a Business Day, except that in the case of a Floating Rate Security as to which LIBOR is an applicable Base Rate, if that Business Day falls in the next succeeding calendar month, that Interest Reset Date will be the immediately preceding Business Day. Unless specified otherwise in the related prospectus supplement, "Business Day" means a day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York, Chicago, Illinois, Wilmington, Delaware, or Los Angeles, California are authorized or obligated by law, regulation, executive order or decree to be closed. With respect to Securities as to which LIBOR is an applicable Base Rate, a Business Day must also be a day that is a London Business Day. "London Business Day" means any day (a) if the Index Currency is other than the euro, on which dealings in deposits in that Index Currency are transacted in the London interbank market or (b) if the Index Currency is the euro, a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer System ("TARGET system") is open and on which commercial banks and foreign exchange markets settle payments in London and New York.

    Unless otherwise specified in the related prospectus supplement, if any Payment Date for any Floating Rate Security (other than the final Payment Date) would otherwise be a day that is not a Business Day, that Payment Date will be the next succeeding day that is a Business Day except that in the case of a Floating Rate Security as to which LIBOR is the applicable Base Rate, if that Business

Day falls in the next succeeding calendar month, that Payment Date will be the immediately preceding Business Day. If the final Payment Date of a Floating Rate Security falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest will be made on the next succeeding Business Day, and no interest on that payment shall accrue for the period from and after that final Payment Date.

    Each Floating Rate Security will accrue interest on an "Actual/360" basis, an "Actual/Actual" basis, or a "30/360" basis, in each case as specified in the applicable prospectus supplement. For Floating Rate Securities calculated on an Actual/360 basis and Actual/Actual basis, accrued interest for each Interest Period will be calculated by multiplying:

    1.  the face amount of that Floating Rate Security;

    2.  the applicable interest rate; and

    3. the actual number of days in the related Interest Period, and dividing the resulting product by 360 or 365, as applicable (or, with respect to an Actual/Actual basis Floating Rate Security, if any portion of the related Interest Period falls in a leap year, the product of (1) and (2) above will be multiplied by the sum of (x) the actual number of days in that portion of that Interest Period falling in a leap year divided by 366 and (y) the actual number of days in that portion of that Interest Period falling in a non-leap year divided by 365).

    For Floating Rate Securities calculated on a 30/360 basis, accrued interest for an Interest Period will be computed on the basis of a 360-day year consisting of twelve 30-day months, irrespective of how many days are actually in that Interest Period. With respect to any Floating Rate Security that accrues interest on a 30/360 basis, if any Payment Date, including the related final Payment Date, falls on a day that is not a Business Day, the related payment of principal or interest will be made on the next succeeding Business Day as if made on the date that payment was due, and no interest will accrue on the amount so payable for the period from and after that Payment Date. The "Interest Period" with respect to any class of Floating Rate Securities will be set forth in the applicable prospectus supplement.

    As specified in the applicable prospectus supplement, Floating Rate Securities of a given class may also have either or both of the following (in each case expressed as a rate per annum): (1) a maximum limitation, or ceiling, on the rate at which interest may accrue during any Interest Period and (2) a minimum limitation, or floor, on the rate at which interest may accrue during any Interest Period. In addition to any maximum interest rate that may be applicable to any class of Floating Rate Securities, the interest rate applicable to any class of Floating Rate Securities will in no event be higher than the maximum rate permitted by applicable law, as the same may be modified by United States law of general application.

    Each Trust with respect to which a class of Floating Rate Securities will be issued will appoint, and enter into agreements with, a calculation agent (each, a "Calculation Agent") to calculate Interest Rates on each class of Floating Rate Securities issued with respect thereto. The applicable prospectus supplement will set forth the identity of the Calculation Agent for each class of Floating Rate Securities of a given series, which may be the related Trustee or Indenture Trustee with respect to that series. All determinations of interest by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the holders of Floating Rate Securities of a given class. All percentages resulting from any calculation on Floating Rate Securities will be rounded to the nearest one hundred-thousandth of a percentage point, with five one millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all dollar amounts used in or resulting from that calculation on Floating Rate Securities will be rounded to the nearest cent (with one-half cent being rounded upwards).

    CD RATE SECURITIES. Each CD Rate Security will bear interest for each Interest Reset Period at an interest rate calculated with reference to the CD Rate and the Spread or Spread Multiplier, if any, specified in that Security and in the applicable prospectus supplement.

    The "CD Rate" for each Interest Reset Period shall be the rate as of the second business day prior to the Interest Reset Date for that Interest Reset Period (a "CD Rate Determination Date") for negotiable certificates of deposit having the Index Maturity designated in the applicable prospectus supplement as published in H.15(519) under the heading "CDs (Secondary Market)." If that rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date pertaining to that CD Rate Determination Date, then the "CD Rate" for that Interest Reset Period will be the rate on that CD Rate Determination Date for negotiable certificates of deposit of the Index Maturity designated in the applicable prospectus supplement as published in Composite Quotations under the heading "Certificates of Deposit." If by 3:00 p.m., New York City time, on that Calculation Date that rate is not yet published in either H.15(519) or Composite Quotations, then the "CD Rate" for that Interest Reset Period will be calculated by the Calculation Agent for that CD Rate Security and will be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on that CD Rate Determination Date, of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for that CD Rate Security for negotiable certificates of deposit of major United States money market banks with a remaining maturity closest to the Index Maturity designated in the applicable prospectus supplement in an amount that is representative for a single transaction in that market at that time; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting offered rates as mentioned in this sentence, the "CD Rate" for that Interest Reset Period will be the same as the CD Rate for the immediately preceding Interest Reset Period.

    "H.15(519)" means the publication entitled "Statistical Release H.15(519), Selected Interest Rates," or any successor publication, published by the Board of Governors of the Federal Reserve System. "Composite Quotations" means the daily statistical release entitled "Composite 3:30 p.m. Quotations for U.S. Government Securities" published by the Federal Reserve Bank of New York.

    The "Calculation Date" pertaining to any CD Rate Determination Date shall be the first to occur of (a) the tenth calendar day after that CD Rate Determination Date or, if that day is not a Business Day, the next succeeding Business Day or (b) the Business Day preceding the applicable Payment Date.

    The "Index Maturity" is the period to maturity of the instrument or obligation with respect to which the Base Rate will be calculated.

    COMMERCIAL PAPER RATE SECURITIES. Each Commercial Paper Rate Security will bear interest for each Interest Reset Period at an interest rate calculated with reference to the Commercial Paper Rate and the Spread or Spread Multiplier, if any, specified in that Security and in the applicable prospectus supplement.

    The "Commercial Paper Rate" for each Interest Reset Period will be determined by the Calculation Agent for that Commercial Paper Rate Security as of the second Business Day prior to the Interest Reset Date for that Interest Reset Period (a "Commercial Paper Rate Determination Date") and shall be the Money Market Yield on that Commercial Paper Rate Determination Date of the rate for commercial paper having the Index Maturity specified in the applicable prospectus supplement, as published by the Board of Governors of the Federal Reserve System in H.15(519) under the heading "Commercial Paper--Nonfinancial" (with an Index Maturity of one month or three months being deemed to be equivalent to an Index Maturity of 30 days or 90 days, respectively). If that rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date pertaining to that Commercial Paper Rate Determination Date, then the "Commercial Paper Rate" for that Interest Reset Period shall be the Money Market Yield on that Commercial Paper Rate Determination Date of the rate for commercial paper of the specified Index Maturity as published in Composite Quotations under the heading "Commercial Paper--Nonfinancial." If by 3:00 p.m., New York City time, on that Calculation Date that rate is not yet published in either H.15(519) or Composite Quotations, then the "Commercial Paper Rate" for that Interest Reset Period shall be the Money Market Yield of the arithmetic mean of the offered rates, as of 11:00 a.m., New York City time, on that Commercial Paper Rate Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for that Commercial Paper Rate Security for commercial paper of the specified Index Maturity placed for an industrial issuer whose bonds are rated "AA" or the equivalent by a nationally recognized rating agency; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting offered rates as mentioned in this sentence, the "Commercial Paper Rate" for that Interest Reset Period will be the same as the Commercial Paper Rate for the immediately preceding Interest Reset Period.

    "Money Market Yield" means a yield (expressed as a percentage rounded upwards to the nearest one hundredthousandth of a percentage point) calculated in accordance with the following formula:

                                    D x 360
                              -------------------
Money Market Yield =             360 - (D x M)          x 100

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the Interest Period for which interest is being calculated.

    The "Calculation Date" pertaining to any Commercial Paper Rate Determination Date shall be the first to occur of (a) the tenth calendar day after that Commercial Paper Rate Determination Date or, if that day is not a Business Day, the next succeeding Business Day or (b) the second Business Day preceding the related Payment Date.

    FEDERAL FUNDS RATE SECURITIES. Each Federal Funds Rate Security will bear interest for each Interest Reset Period at an interest rate calculated with reference to the Federal Funds Rate and the Spread or Spread Multiplier, if any, specified in that Security and in the applicable prospectus supplement.

    The "Federal Funds Rate" for each Interest Reset Period shall be the effective rate on the Interest Reset Date for that Interest Reset Period (a "Federal Funds Rate Determination Date") for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)." If that rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date pertaining to that Federal Funds Rate Determination Date, the "Federal Funds Rate" for that Interest Reset Period shall be the rate on that Federal Funds Rate Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate." If by 3:00 p.m., New York City time, on that Calculation Date that rate is not yet published in either H.15(519) or Composite Quotations, then the "Federal Funds Rate" for that Interest Reset Period shall be calculated by the Calculation Agent for that Federal Funds Rate Security and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of federal funds transactions in The City of New York selected by the Calculation Agent prior to 9:00 A.M., New York City time, on that Federal Funds Rate Interest Determination Date; provided, however that if the brokers so selected by the Calculation Agent are not quoting rates as mentioned in this sentence, the Federal Funds Rate with respect to that Federal Funds Rate Interest Determination Date will be the Federal Funds Rate in effect for the preceding Interest Reset Period.

    The "Calculation Date" pertaining to any Federal Funds Rate Determination Date shall be the next succeeding Business Day.

    LIBOR SECURITIES. Each LIBOR Security will bear interest for each Interest Reset Period at an interest rate calculated with reference to LIBOR and the Spread or Spread Multiplier, if any, specified in that Security and in the applicable prospectus supplement.

    With respect to LIBOR indexed to the offered rates for U.S. dollar deposits, "LIBOR" for each Interest Reset Period will be determined by the Calculation Agent for that LIBOR Security as follows:

    1. On the second London Business Day prior to the Interest Reset Date for that Interest Reset Period (a "LIBOR Determination Date"), the Calculation Agent will determine the arithmetic mean of the offered rates for deposits in U.S. dollars for the period of the Index Maturity specified in the applicable prospectus supplement, as either (a) if "LIBOR Bloomberg" is specified in the applicable prospectus supplement, the arithmetic mean of the offered rates (unless the specified Designated LIBOR Page by its terms provides only for a single rate, in which case that single rate shall be used) for deposits in the Index Currency having the Index Maturity designated in the applicable prospectus supplement, commencing on the second London Business Day immediately following that LIBOR Determination Date, that appear on the Designated LIBOR Page specified in the applicable prospectus supplement as of 11:00 A.M. London time, on that LIBOR Determination Date, if at least two offered rates appear (unless, described above, only a single rate is required) on that Designated LIBOR Page, or (b) if "LIBOR Telerate" is specified in the applicable prospectus supplement, the rate for deposits in the Index Currency having the Index Maturity designated in the applicable prospectus supplement, commencing on the second London Business Day immediately following that LIBOR Determination Date that appears on the Designated LIBOR Page specified in the applicable prospectus supplement as of 11:00 A.M. London time, on that LIBOR Determination Date. If fewer than two offered rates appear, LIBOR in respect of the related LIBOR Determination Date will be determined as if the parties had specified the rate described in clause (2) below.

    2. With respect to a LIBOR Determination Date on which fewer than two offered rates appear, on the applicable Designated LIBOR Page as specified in clause (1) above, the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with their offered quotations for deposits in the Index Currency for the period of the Index Maturity designated in the applicable prospectus supplement, commencing on the second London Business Day immediately following that LIBOR Determination Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on that LIBOR Determination Date and in a principal amount that is representative for a single transaction in that Index Currency in that market at that time. If at least two of those quotations are provided, LIBOR determined on that LIBOR Determination Date will be the arithmetic mean of those quotations. If fewer than two quotations are provided, LIBOR determined on that LIBOR Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 A.M. (or another time specified in the applicable prospectus supplement), in the applicable Principal Financial Center, on that LIBOR Determination Date by three major banks in that Principal Financial Center selected by the Calculation Agent for loans in the Index Currency to leading European banks, having the Index Maturity designated in the applicable prospectus supplement and in a principal amount that is representative for a single transaction in that Index Currency in that market at that time; provided, however, that if the banks so selected by the Calculation Agent are not quoting offered rates as mentioned in this sentence, LIBOR determined on that LIBOR Determination Date will be LIBOR in effect for the preceding Interest Reset Period.

    "Index Currency" means the currency (including composite currencies) specified in the applicable prospectus supplement as the currency for which LIBOR shall be calculated. If no currency is specified in the applicable prospectus supplement, the Index Currency shall be U.S. dollars.

    "Designated LIBOR Page" means either (1) if "LIBOR Bloomberg" is designated in the applicable prospectus supplement, the display on Bloomberg on the page designated in the applicable prospectus supplement (or another page that may replace that designated page on that service for the purpose of displaying London interbank rates of major banks) for the applicable Index Currency, or (2) if "LIBOR Telerate" is designated in the applicable prospectus supplement, the display on the Dow Jones Telerate Service on the page designated in the applicable prospectus supplement (or another page that may replace that designated page on that service or another service or services as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for the related Index Currency) for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency. If neither LIBOR Bloomberg nor LIBOR Telerate is specified in the applicable prospectus supplement, LIBOR for the applicable Index Currency will be determined as if LIBOR Telerate (and, if the U.S. dollar is the Index Currency, page 3750) had been specified.

    "Principal Financial Center" will generally be the capital city of the country of the specified Index Currency, except that with respect to U.S. dollars, Deutsche marks, Canadian dollars, Australian dollars, Italian lira, Swiss francs, Dutch guilders and Euros, the Principal Financial Center shall be The City of New York, Frankfurt, Toronto, Sydney, Rome, Zurich, Amsterdam and London, respectively.

    TREASURY RATE SECURITIES. Each Treasury Rate Security will bear interest for each Interest Reset Period at an interest rate calculated with reference to the Treasury Rate and the Spread or Spread Multiplier, if any, specified in that Security and in the applicable prospectus supplement determined on the "Treasury Rate Determination Date" specified in that prospectus supplement.

    The "Treasury Rate" for each Interest Period will be the rate for the most recent auction of direct obligations of the United States ("Treasury bills") having the Index Maturity specified in the applicable prospectus supplement, as that rate shall be published in H.15(519) under the heading "U.S. Government Securities--Treasury bills--auction average (investment)" or, if that rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date pertaining to that Treasury Rate Determination Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury bills having the specified Index Maturity are not published or reported as provided above by 3:00 p.m., New York City time, on that Calculation Date, or if that auction is not held in a particular week, then the "Treasury Rate" for that Interest Reset Period will be the rate published in H.15(519) under the heading "U.S. Government Securities--Treasury Bills--Secondary Market" (expressed as a bond equivalent yield on the basis of a 365 or 366 day year, as applicable, on a daily basis), or if not published by 3:00 P.M. New York City time, on the related Calculation Date, the Treasury Rate will be calculated by the Calculation Agent for that Treasury Rate Security and shall be the yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on that Treasury Rate Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the specified Index Maturity; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting bid rates as mentioned in this sentence, then the "Treasury Rate" for that Interest Reset Period will be the same as the Treasury Rate for the immediately preceding Interest Reset Period.

    The "Calculation Date" pertaining to any Treasury Rate Determination Date shall be the first to occur of (a) the tenth calendar day after that Treasury Rate Determination Date or, if that a day is not a Business Day, the next succeeding business day or (b) the second Business Day preceding the date any payment is required to be made for any period following the applicable Interest Reset Date.

INDEXED SECURITIES

    To the extent specified in any prospectus supplement, any class of Securities of a given series may consist of Securities ("Indexed Securities") in which the principal amount payable on the final scheduled payment date for that class (the "Indexed Principal Amount") and/or the interest payable on any payment date is determined by reference to a measure (the "Index") which will be related to the exchange rates of one or more currencies or composite currencies (the "Index Currencies"); the price or prices of specified commodities; or specified stocks, which may be based on U.S. or foreign stocks, on specified dates specified in the applicable prospectus supplement, or another price, interest rate, exchange rate or other financial index or indices as are described in the applicable prospectus supplement. Holders of Indexed Securities may receive a principal amount on the related final scheduled payment date that is greater than or less than the face amount of the Indexed Securities depending upon the relative value on the related final Payment Date of the specified indexed item. The applicable prospectus supplement will also contain information as to the method for determining the principal amount payable on the related final scheduled payment date, if any, and, where applicable, historical information with respect to the specific indexed item or items and special tax considerations associated with investment in Indexed Securities. Notwithstanding anything to the contrary in this prospectus, for purposes of determining the rights of a holder of a Security indexed as to principal in respect of voting for or against amendments to the related Trust Agreement, Indenture, or other related agreements, as the case may be, and modifications and the waiver of rights under those agreements, the principal amount of that Indexed Security shall be deemed to be the face amount thereof upon issuance less any payments allocated to principal of that Indexed Security.

    If the determination of the Indexed Principal Amount of an Indexed Security is based on an Index calculated or announced by a third party and that third party either suspends the calculation or announcement of that Index or changes the basis upon which that Index is calculated (other than changes consistent with policies in effect at the time that Indexed Security was issued and permitted changes described in the applicable prospectus supplement), then that Index shall be calculated for purposes of that Indexed Security by an independent calculation agent named in the applicable prospectus supplement on the same basis, and subject to the same conditions and controls, as applied to the original third party. If for any reason that Index cannot be calculated on the same basis and subject to the same conditions and controls as applied to the original third party, then the Indexed Principal Amount of that Indexed Security shall be calculated in the manner set forth in the applicable prospectus supplement. Any determination of that independent calculation agent shall, in the absence of manifest error, be binding on all parties.

    The applicable prospectus supplement will describe whether the principal amount of the related Indexed Security, if any, that would be payable upon redemption or repayment prior to the applicable final scheduled payment date will be the face amount of that Indexed Security, the Indexed Principal Amount of that Indexed Security at the time of redemption or repayment or another amount described in that prospectus supplement.

INTEREST RATE CAPS

    As specified in the prospectus supplement, floating rate securities may also have either or both of the following, in each case expressed as an annual rate:
(1) a maximum limitation, or ceiling, on the rate at which interest may accrue during any interest period, which may be an available funds cap rate and (2) a minimum limitation, or floor, on the rate at which interest may accrue during any interest period. The interest rate on either type of security will not be higher than the maximum rate permitted by applicable law.

INTEREST RATE SWAPS

    The trust may also include a derivative arrangement for any series or any class of securities. A derivative arrangement may include a guaranteed rate agreement, a maturity liquidity facility, a tax protection agreement, an interest rate cap or floor agreement, an interest rate or currency swap agreement or any other similar arrangement.

VARIABLE FUNDING NOTE

    The prospectus supplement may provide that the Trust issue one or more series of Securities having particular maturity dates and at the same time the Trust may issue amoritizing floating notes which relate to those particular maturity dates. These Securities may have a balance that may decrease based on the amortization of Receivables or increase based on principal collections used to purchase additional Receivables.

    INTEREST RATE FLEXIBILITY FOR A VARIABLE FUNDING NOTE. The prospectus supplement may provide that the Securities may have a different rate of interest, which may be fixed or adjustable. The related prospectus supplement will specify the interest rate for each series or class of Securities, or the initial interest rate and the method for determining subsequent changes to the interest rate.

PRO-RATA PAY/SUBORDINATE SECURITIES

    The prospectus supplement may provide that one or more classes of Securities may be payable on an interest only or principal only basis. In addition, the Securities may include two or more classes that differ as to timing, sequential order, priority of payment, interest rate or amount of distributions of principal or interest or both. Distributions of principal or interest or both on any class may be made upon the occurrence of specified events, in accordance with a schedule or formula, or on the basis of collections from designated assets of the Trust. A series may include one or more classes of Securities, as to which accrued interest will not be distributed but rather will be added to the principal or notional balance of the Security on each payment date.

REVOLVING PERIOD

    The applicable prospectus supplement for a Trust may provide that all or a portion of the principal collected on the Receivables may be applied by the Trustee to the acquisition of subsequent Receivables during a specified period rather than used to distribute payments of principal to Securityholders during that period. These Securities would then possess an interest only period, also commonly referred to as a "Revolving Period", which will be followed by an "Amortization Period", during which principal will be paid. Any interest only or revolving period may terminate prior to the end of the specified period and result in the earlier than expected principal repayment of the Securities.

ISSUES RELATED TO YEAR 2000 DATE CONVERSION

    DTC's management has advised that DTC is aware that some computer applications, systems and the like for processing data ("Systems") that are dependent upon calendar dates, including dates before, on and after January 1, 2000, may encounter "Year 2000 problems." DTC has informed its DTC Participants and other members of the financial community (the "Industry") that it has developed and is implementing a program so that its Systems, as they relate to timely payments (including principal and income payments) to Securityholders, book-entry deliveries, and settlement of trades within DTC ("DTC Services"), continue to function appropriately. This program includes a technical assessment and a remediation plan, each of which is complete. Additionally, DTC's plan includes a testing phase, which is expected to be completed within appropriate time frames.

    However, DTC's ability to perform its services properly is also dependent upon other parties, including but not limited to issuers and their agents, as well as DTC's direct and indirect participants and third party vendors from whom DTC licenses software and hardware, and third party vendors on whom DTC relies for information or the provision of services, including telecommunication and electrical utility service providers, among others. DTC has informed the Industry that it is contacting (and will continue to contact) third party vendors from whom DTC acquires services to: (1) impress upon them the importance of those services being Year 2000 compliant; and (2) determine the extent of their efforts for Year 2000 remediation (and, as appropriate, testing) of their services. In addition, DTC is in the process of developing those contingency plans as it deems appropriate.

    According to DTC, the foregoing information with respect to DTC has been provided to the Industry for informational purposes only and is not intended to serve as a representation, warranty or contract modification of any kind.

BOOK-ENTRY REGISTRATION

    Each class of Securities offered by this prospectus will be represented by one or more certificates registered in the name of Cede, as nominee of the Depository Trust Company ("DTC"). Securityholders may hold beneficial interests in Securities through the DTC (in the United States) or Cedelbank ("Cedelbank") or the Euroclear System ("Euroclear") (in Europe or Asia) directly if they are participants of those systems, or indirectly through organizations which are participants in those systems.

    No Securityholder will be entitled to receive a certificate representing that person's interest in the Securities, except as set forth below. Unless and until Securities of a class are issued in fully registered certificated form ("Definitive Securities") under the limited circumstances described below, all references in this prospectus to actions by Noteholders, Certificateholders or Securityholders shall refer to actions taken by DTC upon instructions from DTC Participants, and all references in this prospectus to distributions, notices, reports and statements to Noteholders, Certificateholders or Securityholders shall refer to distributions, notices, reports and statements to Cede, as the registered holder of the Securities, for distribution to Securityholders in accordance with DTC procedures. Therefore, it is anticipated that the only Noteholder, Certificateholder or Securityholder will be Cede, as nominee of DTC. Securityholders will not be recognized by the related Trustee as Noteholders, Certificateholders or Securityholders as those terms will be used in the relevant agreements, and Securityholders will only be permitted to exercise the rights of holders of Securities of the related class indirectly through DTC and DTC Participants, as further described below.

    Cedelbank and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in their respective names on the books of their respective depositaries (collectively, the "Depositaries") which in turn will hold those positions in customers' securities accounts in the Depositaries' names on the books of DTC.

    Transfers between DTC Participants will occur in accordance with DTC rules. Transfers between Cedelbank Participants and Euroclear Participants will occur in accordance with their applicable rules and operating procedures.

    Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Cedelbank or Euroclear participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by its Depositary. However, each of these cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in that system in accordance with its rules and procedures and within its established deadlines. The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. Cedelbank Participants and Euroclear Participants may not deliver instructions directly to the Depositaries.

    Because of time-zone differences, credits of securities received in Cedelbank or Euroclear as a result of a transaction with a DTC Participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Those credits or any transactions in those securities settled during that processing will be reported to the relevant Euroclear or Cedelbank participant on that business day. Cash received in Cedelbank or Euroclear as a result of sales of Securities by or through a Cedelbank Participant or a Euroclear Participant to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant Cedelbank or Euroclear cash account only as of the business day following settlement in DTC.

    DTC is a limited purpose trust company organized under the laws of the State of New York, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to Section 17A of the Exchange Act. DTC was created to hold securities for its participating members ("DTC Participants") and to facilitate the clearance and settlement of securities transactions between DTC Participants through electronic book-entries, thereby eliminating the need for physical movement of certificates. DTC Participants include securities brokers and dealers, banks, trust companies and clearing corporations which may include underwriters, agents or dealers with respect to the Securities of any class or series. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect DTC Participants"). The rules applicable to DTC and DTC Participants are on file with the SEC.

    Securityholders that are not DTC Participants or Indirect DTC Participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, Securities may do so only through DTC Participants and Indirect DTC Participants. DTC Participants will receive a credit for the Securities on DTC's records. The ownership interest of each Securityholder will in turn be recorded on respective records of the DTC Participants and Indirect DTC Participants. Securityholders will not receive written confirmation from DTC of their purchase, but Securityholders are expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the DTC Participant or Indirect DTC Participant through which the Securityholder entered into the transaction. Transfers of ownership interests in the Securities of any class will be accomplished by entries made on the books of DTC Participants acting on behalf of Securityholders.

    To facilitate subsequent transfers, all Securities deposited by DTC Participants with DTC will be registered in the name of Cede, a nominee of DTC. The deposit of Securities with DTC and their registration in the name of Cede will effect no change in beneficial ownership. DTC will have no knowledge of the actual Securityholders and its records will reflect only the identity of the DTC Participants to whose accounts those Securities are credited, which may or may not be the Securityholders. DTC Participants and Indirect DTC Participants will remain responsible for keeping account of their holdings on behalf of their customers. While the Securities of a series are held in book-entry form, Securityholders will not have access to the list of Securityholders of that series, which may impede the ability of Securityholders to communicate with each other.

    Conveyance of notices and other communications by DTC to DTC Participants, by DTC Participants to Indirect DTC Participants and by DTC Participants and Indirect DTC Participants to

Securityholders will be governed by arrangements among them, subject to any statutory or regulatory requirements that may be in effect from time to time.

    Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among DTC Participants on whose behalf it acts with respect to the Securities and is required to receive and transmit payments of principal of and interest on the Securities. DTC Participants and Indirect DTC Participants with which Securityholders have accounts with respect to the Securities similarly are required to make book-entry transfers and receive and transmit those payments on behalf of their respective Securityholders.

    DTC's practice is to credit DTC Participants' accounts on each Payment Date in accordance with their respective holdings shown on its records, unless DTC has reason to believe that it will not receive payment on that Payment Date. Payments by DTC Participants and Indirect DTC Participants to Securityholders will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name", and will be the responsibility of that DTC Participant and not of DTC, the related Indenture Trustee or Trustee (or any paying agent appointed by the Indenture Trustee or Trustee), the Seller or the Servicer, subject to any statutory or regulatory requirements that may be in effect from time to time. Payment of principal of and interest on each class of Securities to DTC will be the responsibility of the related Indenture Trustee or Trustee (or any paying agent), disbursement of those payments to DTC Participants will be the responsibility of DTC and disbursement of those payments to the related Securityholders will be the responsibility of DTC Participants and Indirect DTC Participants. DTC will forward those payments to its DTC Participants which thereafter will forward them to Indirect DTC Participants or Securityholders.

    Because DTC can only act on behalf of DTC Participants, who in turn act on behalf of Indirect DTC Participants and some other banks, a Securityholder may be limited in its ability to pledge Securities to persons or entities that do not participate in the DTC system, or otherwise take actions with respect to those Securities due to the lack of a physical certificate for those Securities.

    DTC has advised the Seller that it will take any action permitted to be taken by a Securityholder only at the direction of one or more DTC Participants to whose account with DTC the Securities are credited. Additionally, DTC has advised the Seller that it will take those actions with respect to specified percentages of the Securityholders' interest only at the direction of and on behalf of DTC Participants whose holdings include undivided interests that satisfy those specified percentages. DTC may take conflicting actions with respect to other undivided interests to the extent that those actions are taken on behalf of DTC Participants whose holdings include those undivided interests.

    Neither DTC nor Cede will consent or vote with respect to the Securities. Under its usual procedures, DTC will mail an "Omnibus Proxy" to the related Indenture Trustee or Trustee as soon as possible after any applicable record date for that consent or vote. The Omnibus Proxy will assign Cede's consenting or voting rights to those DTC Participants to whose accounts the related Securities are credited on that record date (which record date will be identified in a listing attached to the Omnibus Proxy).

    Cedelbank is incorporated under the laws of Luxembourg as a professional depository. Cedelbank holds securities for its participating organizations ("Cedelbank Participants") and facilitates the clearance and settlement of securities transactions between Cedelbank Participants through electronic book entry changes in accounts of Cedelbank Participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in Cedelbank in any of 28 currencies, including United States dollars. Cedelbank provides to Cedelbank Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Cedelbank interfaces with domestic markets in several countries. As a professional depository, Cedelbank is subject to regulation by the Luxembourg Monetary Institute.

Cedelbank Participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and other organizations and may include any underwriters, agents or dealers with respect to any class or series of Securities offered by this prospectus. Indirect access to Cedelbank is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Cedelbank Participant, either directly or indirectly.

    Euroclear was created in 1968 to hold securities for participants of the Euroclear System ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 27 currencies, including United States dollars. The Euroclear System includes various other services, including securities lending and borrowing, and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. The Euroclear System is operated by Morgan Guaranty Trust Company of New York, Brussels, Belgium office (the "Euroclear Operator" or "Euroclear"), under contract with Euroclear Clearance System S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for the Euroclear System on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries and may include any underwriters, agents or dealers with respect to any class or series of Securities offered by this prospectus. Indirect access to the Euroclear System is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

    The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. Therefore, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

    Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within the Euroclear System, withdrawals of securities and cash from the Euroclear System and receipts of payments with respect to securities in the Euroclear System. All securities in the Euroclear System are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

    Payments with respect to Securities held through Cedelbank or Euroclear will be credited to the cash accounts of Cedelbank Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by its Depositary. Those payments will be subject to tax withholding in accordance with relevant United States tax laws and regulations. See "Material Income Tax Consequences." Cedelbank or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a Securityholder on behalf of a Cedelbank Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to its Depositary's ability to effect those actions on its behalf through DTC.

    Although DTC, Cedelbank and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Securities among participants of DTC, Cedelbank and Euroclear, they are under no obligation to perform or continue to perform those procedures and those procedures may be discontinued at any time.

DEFINITIVE SECURITIES

    The notes, if any, and the certificates of a given series will be issued in fully registered, certificated form ("Definitive Notes" and "Definitive Certificates", respectively, and collectively referred to in this prospectus as "Definitive Securities") to Noteholders or Certificateholders or their respective nominees, rather than to DTC or its nominee, only if:

    1. DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to those Securities and the Seller, the Administrator or the Trustee is unable to locate a qualified successor (and if it is the Seller or the Administrator that has made that determination, the Seller or that Administrator so notifies the applicable Trustee in writing);

    2. the Seller or the Administrator or the Trustee, as applicable, at its option, elects to terminate the book-entry system through DTC; or

    3. after the occurrence of an Event of Default or a Servicer Default with respect to those Securities, holders representing at least a majority of the outstanding principal amount of the notes or the certificates, as the case may be, of that series, acting together as a single class, advise the applicable Trustee through DTC in writing that the continuation of a book-entry system through DTC (or a successor thereto) with respect to those notes or certificates is no longer in the best interests of the holders of those Securities.

    Upon the occurrence of any event described in the immediately preceding paragraph, the applicable Trustee or Indenture Trustee will be required to notify all applicable Securityholders of a given series through DTC Participants of the availability of Definitive Securities. Upon surrender by DTC of the definitive certificates representing the corresponding Securities and receipt of instructions for re-registration, the applicable Trustee or Indenture Trustee will reissue those Securities as Definitive Securities to those Securityholders.

    Payments of principal of, and interest on, the Definitive Securities will thereafter be made by the applicable Trustee or Indenture Trustee in accordance with the procedures set forth in the related Indenture or the related Trust Agreement or Pooling and Servicing Agreement, as applicable, directly to holders of Definitive Securities in whose names the Definitive Securities were registered at the close of business on the applicable record date specified for those Securities in the applicable prospectus supplement. Those payments will be made by check mailed to the address of that holder as it appears on the register maintained by the applicable Trustee or Indenture Trustee. The final payment on any Definitive Security, however, will be made only upon presentation and surrender of that Definitive Security at the office or agency specified in the notice of final payment to the applicable Securityholders. The applicable Trustee or the Indenture Trustee will mail this notice to registered Noteholders within five Business Days of receipt from the servicer of notice of termination of the Trust.

    Definitive Securities will be transferable and exchangeable at the offices of the applicable Trustee or of a registrar named in a notice delivered to holders of Definitive Securities. No service charge will be imposed for any registration of transfer or exchange, but the applicable Trustee may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

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              DESCRIPTION OF THE TRANSFER AND SERVICING AGREEMENTS

    The following summary describes material terms of each Sale and Servicing Agreement or Pooling and Servicing Agreement pursuant to which a Trust will purchase Receivables from the Seller and the Servicer will agree to service those Receivables, each Trust Agreement (or in the case of a grantor trust, the Pooling and Servicing Agreement) pursuant to which a Trust will be created and certificates will be issued and each Administration Agreement pursuant to which AHFC will undertake specified administrative duties with respect to a Trust that issues notes (collectively, the "Transfer and Servicing Agreements"). Forms of the Transfer and Servicing Agreements have been filed as exhibits to the registration statement of which this prospectus forms a part. The provisions of any of the Transfer and Servicing Agreements may differ from those described in this prospectus and, if so, will be described in the applicable prospectus supplement. This summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, all the provisions of the Transfer and Servicing Agreements.

SALE AND ASSIGNMENT OF RECEIVABLES

    On or prior to the Closing Date specified with respect to any given Trust in the applicable prospectus supplement (the "Closing Date"), AHFC will sell and assign to the Seller, without recourse, pursuant to a Purchase Agreement (the "Purchase Agreement"), its entire interest in the Receivables comprising the related Receivables Pool, including the security interests in the Financed Vehicles. On the Closing Date, the Seller will transfer and assign to the applicable Trustee on behalf of the Trust, without recourse, pursuant to a Sale and Servicing Agreement or a Pooling and Servicing Agreement, as applicable, its entire interest in the Receivables comprising the related Receivables Pool, including its security interests in the related Financed Vehicles. Each Receivable will be identified in a schedule appearing as an exhibit to the related Sale and Servicing Agreement or Pooling and Servicing Agreement (a "Schedule of Receivables"), but the existence and characteristics of the related Receivables will not be verified by the related Trustee. The applicable Trustee will, concurrently with the transfer and assignment, on behalf of the Trust, execute and deliver the related notes and/or certificates. The net proceeds received from the sale of the certificates and the notes of a given series will be applied to the purchase of the related Receivables from the Seller and, to the extent specified in the applicable prospectus supplement, to make any required initial deposit into the Reserve Fund and the Yield Supplement Account, if any. The Seller will initially retain the most subordinated class of Security of the related series.

    AHFC, pursuant to a Purchase Agreement, and the Seller, pursuant to a Sale and Servicing Agreement or a Pooling and Servicing Agreement, will represent and warrant, among other things, that:

    1. the information provided in the related Schedule of Receivables is true and correct in all material respects;

    2. at the time of origination of each Receivable, the related Obligor on each Receivable is required to maintain physical damage insurance covering the Financed Vehicle in accordance with AHFC's normal requirements;

    3. as of the Closing Date, each of those Receivables is or will be secured by a first priority perfected security interest in favor of AHFC in the Financed Vehicle;

    4. to the best of its knowledge, as of the Closing Date, the related Receivables are free and clear of all security interests, liens, charges and encumbrances and no offsets, defenses or counterclaims have been asserted or threatened;

    5. each related Receivable, at the time it was originated, complied and, as of the Closing Date, complies in all material respects with applicable federal and state laws, including, consumer credit, truth- in-lending, equal credit opportunity and disclosure laws; and

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    6.  any other representations and warranties that may be set forth in the applicable prospectus supplement are true and correct in all material respects.

    As of the last day of the second (or, if the Seller so elects, the first) Collection Period following the discovery by or notice to the Seller of a breach of any representation or warranty of the Seller that materially and adversely affects the interests of the related Securityholders in any Receivable (the initial determination of a material adverse effect generally being made by the Servicer), the Seller, unless the breach is cured, will repurchase that Receivable (a "Warranty Receivable") from that Trust and, pursuant to the related Purchase Agreement, AHFC will purchase that Warranty Receivable from the Seller, at a price equal to the Warranty Purchase Payment for that Receivable. The "Warranty Purchase Payment" for (1) a Precomputed Receivable will be equal to (a) the sum of (i) all remaining Scheduled Payments, (ii) all past due Scheduled Payments for which an Advance has not been made, (iii) all outstanding Advances made by the Servicer in respect of the Precomputed Receivable and (iv) an amount equal to any reimbursements of outstanding Advances made to the Servicer with respect to the Precomputed Receivable from collections made on or in respect of other Receivables, minus (b) the sum of (i) of all Payments Ahead in respect to such Warranty Receivable held by the Servicer or on deposit in the Payahead Account, (ii) the rebate, calculated on an actuarial basis, that would be payable to the Obligor on the Precomputed Receivable were the Obligor to prepay the Precomputed Receivable in full on that day (a "Rebate") and
(iii) any proceeds of the liquidation of the Precomputed Receivable previously received (to the extent applied to reduce the Principal Balance of the Precomputed Receivable) and (2) a Simple Interest Receivable, will be equal to its unpaid principal balance, plus interest thereon at a rate equal to the APR to the last day of the Collection Period relating to the repurchase. This repurchase obligation will constitute the sole remedy available to the Securityholders or the Trust for any uncured breach by the Seller of those representations and warranties (other than remedies that may be available under federal securities laws or other laws). The obligation of the Seller to repurchase a Receivable will not be conditioned on performance by AHFC of its obligation to purchase that Receivable from the Seller pursuant to the related Purchase Agreement.

    Pursuant to each Sale and Servicing Agreement or Pooling and Servicing Agreement, the Seller and each Trust will designate the Servicer as custodian to maintain possession as that Trust's agent of the related retail installment sale contracts and any other documents relating to the Receivables. To assure uniform quality in servicing both the Receivables and the Servicer's own portfolio of motor vehicle and motorcycle retail installment sales contracts, as well as to facilitate servicing and reduce administrative costs, the documents evidencing the Receivables will not be physically segregated from other motor vehicle and motorcycle retail installment sales contracts of the Servicer, or those which the Servicer services for others, or marked to reflect the transfer to the related Trust as long as AHFC is servicing the Receivables. However, Uniform Commercial Code ("UCC") financing statements reflecting the sale and assignment of the Receivables by AHFC to the Seller and by the Seller to the applicable Trust will be filed, and the respective accounting records and computer files of AHFC and the Seller will reflect that sale and assignment. Because the Receivables will remain in the Servicer's possession and will not be stamped or otherwise marked to reflect the assignment to the Trustee, if a subsequent purchaser were able to take physical possession of the Receivables without knowledge of the assignment, the Trust's interest in the Receivables could be defeated. In addition, in some cases, the Trustee's security interest in collections that have been received by the Servicer but not yet remitted to the related Collection Account could be defeated. See "Certain Legal Aspects of the Receivables--Security Interests" in this prospectus.

ACCOUNTS

    With respect to each Trust that issues notes, the Servicer will establish and maintain with the related Indenture Trustee one or more accounts (each, a "Collection Account"), in the name of the

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Indenture Trustee on behalf of the related Securityholders, into which payments made on or with respect to the related Receivables and amounts released from any Yield Supplement Account, Reserve Fund or other form of credit enhancement will be deposited for payment to the related Securityholders. With respect to each Trust that does not issue notes, the Servicer will also establish and maintain a Collection Account and any other Account in the name of the related Trustee on behalf of the related Certificateholders.

    If so provided in the related prospectus supplement, the Servicer will establish for each series of Securities an additional account (the "Payahead Account"), in the name of the related Trustee or, if that Trust issues notes, the Indenture Trustee, into which, to the extent required by the Sale and Servicing Agreement or Pooling and Servicing Agreement, early payments by or on behalf of Obligors on Precomputed Receivables will be deposited until the time as the related payment becomes due. Until that time as payments ahead are transferred from the Payahead Account to a Collection Account, they will not constitute collected interest or collected principal and will not be available for payment to the applicable Noteholders or Certificateholders. The Payahead Account will initially be maintained with the applicable Indenture Trustee or Trustee.

    Any other accounts to be established with respect to a Trust, including any Yield Supplement Account or any Reserve Fund, will be described in the applicable prospectus supplement.

    For any series of Securities, funds in the related Collection Account, any Yield Supplement Account, the Reserve Fund and other accounts that may be identified in the applicable prospectus supplement (collectively, the "Accounts") will be invested as provided in the related Sale and Servicing Agreement or Pooling and Servicing Agreement in Eligible Investments. "Eligible Investments" are generally limited to investments acceptable to the rating agencies rating those Securities as being consistent with the rating of those Securities (including obligations of the Servicer and its affiliates, to the extent consistent with that rating). Except as described below or in the related prospectus supplement, Eligible Investments are limited to obligations or securities that mature on or before the next Payment Date for that series. However, to the extent permitted by the rating agencies, funds in any Account (other than the Collection Account) may be invested in obligations or securities that will not mature prior to the date of the next payment with respect to those certificates or notes and will not be sold to meet any shortfalls. Thus, the amount of cash in any Reserve Fund or the Yield Supplement Account at any time may be less than the balance of the Reserve Fund or the Yield Supplement Account, as the case may be. If the amount required to be withdrawn from any Reserve Fund or the Yield Supplement Account to cover shortfalls in collections on the related Receivables (as provided in the applicable prospectus supplement) exceeds the amount of cash in the Reserve Fund or the Yield Supplement Account, as the case may be, a temporary shortfall in the amounts paid to the related Noteholders or Certificateholders could result, which could, in turn, increase the average life of the notes or the certificates of that series. Investment earnings on funds deposited in the Accounts, net of losses and investment expenses, shall be released to the Servicer or the Seller on each Payment Date and shall be the property of the Servicer or the Seller, as the case may be.

    For each Trust, the Accounts will be maintained with the related Indenture Trustee or the Trustee so long as:

    1. the Indenture Trustee's or the Trustee's short-term unsecured debt obligations have a rating of "P-1" by Moody's Investors Service, Inc. and a rating of "A-1+" by Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc. (the "Required Deposit Rating"); or

    2. each of those accounts is maintained in a segregated trust account in the trust department of the Indenture Trustee or the Trustee, as the case may be.

    If the short-term unsecured debt obligations of the related Indenture Trustee or the Trustee, as the case may be, do not have the Required Deposit Rating, then the Servicer shall, with the assistance of

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
the Indenture Trustee or the Trustee as may be necessary, cause each Account to be moved to (1) a bank whose short-term unsecured debt obligations have the Required Deposit Rating or (2) the trust department of the related Indenture Trustee or the Trustee.

SERVICING PROCEDURES

    The Servicer will make reasonable efforts to collect all payments due with respect to the Receivables held by any Trust and will, consistent with the related Sale and Servicing Agreement or Pooling and Servicing Agreement, follow the collection procedures it follows with respect to comparable motor vehicle and motorcycle retail installment sale contracts it services for itself and others.

    The Servicer will be authorized to grant certain rebates, adjustments or extensions with respect to a Receivable. However, if any modification of a Receivable extends the maturity of a Receivable beyond six months after the scheduled maturity of the Receivable with the latest scheduled maturity as of the Cutoff Date, the Servicer will be obligated to purchase the Receivable as described below.

    In addition, the Servicer will covenant that, except as otherwise contemplated in the related agreement (including the provisions in the immediately two preceding paragraphs):

    1. it will not release any Financed Vehicle from the security interest granted in the related Receivable;

    2. it will do nothing to impair the rights of the Securityholders in the Receivables;

    3.  it will not alter the APR of any Receivable;

    4.  it will not modify the number of payments under a Receivable; and

    5.  it will not increase the amount financed under a Receivable.

    The Servicer or the Trustee shall inform the other party and the Indenture Trustee promptly upon the discovery of any breach by the Servicer of the above obligations that would materially and adversely affect any Receivable. Unless the breach is cured by the last day of the second Collection Period following the discovery (or, if the Servicer so elects, the last day of the first Collection Period following the discovery), the Servicer is required to purchase any Receivable materially and adversely affected by the breach (an "Administrative Receivable") from the Trust at a price equal to the Administrative Purchase Payment for that Receivable. The "Administrative Purchase Payment" (1) for a Precomputed Receivable, will be equal to (a) the sum of (i) all remaining Schedule Payments (plus any applicable Yield Maintenance Payments), (ii) an amount equal to any reimbursements of Advances made by the Servicer with respect to the Precomputed Receivable from collections on or in respect of other Receivables and (iii) all past due Scheduled Payments for which an Advance has not been made, minus (b) all Payments Ahead in respect of the Precomputed Receivable held by the Servicer or on deposit in the Payahead Account and (2) for a Simple Interest Receivable, will be equal to its unpaid Principal Balance, plus interest thereon at a rate equal to the sum of the Interest Rate or Pass Through Rate specified in the related Sale and Servicing Agreement or Pooling and Servicing Agreement and the Servicing Fee Rate to the last day of the Collection Period relating to that purchase. Upon the purchase of any Administrative Receivable, the Servicer will for all purposes of the related Sale and Servicing Agreement or the Pooling Agreement, as applicable, be deemed to have released all claims for the reimbursement of outstanding Advances made in respect of that Administrative Receivable. This purchase obligation will constitute the sole remedy available to the Certificateholders or the Trustee for any uncured breach by the Servicer.

    If the Servicer determines that eventual payment in full of a Receivable is unlikely, the Servicer will follow its normal practices and procedures to recover all amounts due upon that Receivable,

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
including repossessing and disposing of the related Financed Vehicle at a public or private sale, or taking any other action permitted by applicable law. See "Certain Legal Aspects of the Receivables."

INSURANCE ON FINANCED VEHICLES

    Each Receivable requires the related Obligor to maintain specific levels and types of insurance coverage to protect the Financed Vehicle against losses. AHFC requires evidence of insurance coverage by the Obligors at the time of origination of the Receivables, but performs no verification of continued coverage after origination. AHFC will not be obligated to make payments to the Trust for any loss as to which third party insurance has not been maintained, except to the extent of its obligations under the related Purchase Agreement. Since the Obligors may select their own insurers to provide the requisite coverage, the specific terms of their policies may vary. AHFC will not be required to monitor the maintenance of insurance. A failure by an Obligor to maintain physical damage insurance will constitute a default under the related Receivable. See "The Receivables--Underwriting of Motor Vehicle and Motorcycle Loans". In the event that the Obligor fails to maintain any required insurance and this failure results in a shortfall in amounts to be distributed to Noteholders which is not covered by amounts on deposit in the Reserve Fund or by subordination of payments on the certificates to the extent described in this prospectus, the Securityholders could suffer a loss on their investment.

COLLECTIONS

    With respect to each Trust, the Servicer will deposit all payments on Receivables received from Obligors and all proceeds of Receivables collected during the collection period specified in the applicable prospectus supplement (each, a "Collection Period") into the Collection Account not later than two Business Days after receipt. However, so long as AHFC is the Servicer, if each condition to making monthly deposits as may be required by the related Sale and Servicing Agreement or Pooling and Servicing Agreement (including, the satisfaction of specified ratings criteria by AHFC and the absence of any Servicer Default) is satisfied, the Servicer may retain these amounts until the related Payment Date. The Servicer will be entitled to withhold, or to be reimbursed from amounts otherwise payable into or on deposit in the Collection Account, amounts previously deposited in the Collection Account but later determined to have resulted from mistaken deposits or postings. Except in some circumstances described in the related Sale and Servicing Agreement or Pooling and Servicing Agreement, pending deposit into the Collection Account, collections may be employed by the Servicer at its own risk and for its own benefit and will not be segregated from its own funds.

    The Servicer or the Seller, as the case may be, will remit the aggregate Warranty Purchase Payments and Administrative Purchase Payments of Receivables to be purchased from the Trust to the Collection Account on the Business Day immediately preceding the related Payment Date.

    If the Servicer were unable to remit the funds as described above, Securityholders might incur a loss. To the extent set forth in the applicable prospectus supplement, the Servicer may, in order to satisfy the requirements described above, obtain a letter of credit or other security for the benefit of the related Trust to secure timely remittances of collections on the related Receivables and payment of the aggregate Warranty Purchase Payments and Administrative Purchase Payments with respect to Receivables required to be repurchased by the Seller or the Servicer, as applicable.

    Collections on or in respect of a Receivable made during a Collection Period (including Warranty Purchase Payments and Administrative Purchase Payments) which are not late fees, extension fees or certain other similar fees or charges will be applied first to any outstanding Advances made by the Servicer with respect to the Receivable, and then to the related Scheduled Payment. Any collections on or in respect of a Receivable remaining after those applications will be considered an "Excess Payment". Excess Payments constituting a prepayment in full of Precomputed Receivables and any Excess Payments relating to Simple Interest Receivables will be applied as a prepayment in full in

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respect of the Receivable (each, a "Prepayment"). All other Excess Payments in respect of Precomputed Receivables will be held by the Servicer (or if the Servicer has not satisfied particular requirements, deposited in the Payahead Account), as a Payment Ahead.

ADVANCES

    Unless otherwise provided in the related prospectus supplement, if the Scheduled Payment due on a Precomputed Receivable (other than an Administrative Receivable or a Warranty Receivable) is not received in full by the end of the month in which it is due, whether as the result of any extension granted to the Obligor or otherwise, the amount of Payments Ahead, if any, not previously applied with respect to the Precomputed Receivable, shall be applied by the Servicer to the extent of the shortfall and the Payments Ahead shall be reduced accordingly. If any shortfall remains, the Servicer will make an advance to the Trust in an amount equal to the shortfall (each, a "Precomputed Advance"). The Servicer will not be obligated to make a Precomputed Advance to the extent that it determines, in its sole discretion, that the Precomputed Advance will not be recovered from subsequent collections on or in respect of the related Precomputed Receivable. All Precomputed Advances shall be reimbursable to the Servicer, without interest, if and when a payment relating to a Receivable with respect to which a Precomputed Advance has previously been made is subsequently received (other than from Administrative Purchase Payments). Upon the determination by the Servicer that reimbursement from the preceding source is unlikely, it will be entitled to recover unreimbursed Precomputed Advances from collections on or in respect of other Precomputed Receivables.

    In addition, if the Schedule Payment on a Simple Interest Receivable (other than an Administrative Receivable or a Warranty Receivable) is not received in full by the end of the month in which it is due, the Servicer shall, subject to the limitations set forth below, advance to the Trust in an amount with respect to the Simple Interest Receivable equal to the product of the Principal Balance of the Simple Interest Receivable as of the first day of the related Collection Period and one-twelfth of its APR minus the amount of interest actually received on the Simple Interest Receivable during the related Collection Period (each, a "Simple Interest Advance", and together with the Precomputed Advances, the "Advances"). If a calculation results in a negative number, an amount equal to such negative amount shall be paid to the Servicer in reimbursement of outstanding Simple Interest Advances. In addition, in the event that a Simple Interest Receivable becomes a Liquidated Receivable, the amount of accrued and unpaid interest thereon (but not including interest for the current Collection Period) shall, up to the amount of all outstanding Simple Interest Advances in respect thereof, be withdrawn from the related Collection Account and paid to the Servicer in reimbursement of the outstanding Simple Interest Advances. No advances of principal will be made with respect to Simple Interest Receivables. The Servicer will not be obligated to make a Simple Interest Advance (other than in respect of an interest shortfall arising from the prepayment of a Simple Interest Receivable) to the extent that it determines, in its sole discretion, that Simple Interest Advance will not be recovered from subsequent collections on or in respect of the related Simple Interest Receivable.

    The Servicer will also be required to make Advances with respect to each Receivable that it does not purchase as described above under "--Servicing Procedures" as to which it has made any modification that reduces the amount of Scheduled Payments to be paid by the related Obligor during subsequent Collection Periods.

    The Servicer will make all Advances by depositing into the related Collection Account an amount equal to the aggregate of the Precomputed Advances and Simple Interest Advances due in respect of a Collection Period on the Business Day immediately preceding the related Payment Date.

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SERVICING COMPENSATION

    The Servicer will be entitled to receive a basic servicing fee for each Collection Period in an amount equal to a specified percent per annum (as set forth in the applicable prospectus supplement, the "Servicing Rate") of the Pool Balance as of the first day of the related Collection Period (the "Base Servicing Fee"). The Base Servicing Fee (together with any portion of the Base Servicing Fee that remains unpaid from prior Payment Dates) will be paid solely to the extent of amounts available for that purpose as set forth in the applicable prospectus supplement. However, the Base Servicing Fee will be paid prior to the payment of available amounts to the Noteholders or the Certificateholders of the given series.

    The Servicer will also be entitled to collect and retain any late fees, prepayment charges and other administrative fees or similar charges allowed by applicable law with respect to the related Receivables and any interest earned during a Collection Period from the investment of monies in the Collection Account as additional servicing compensation (the "Supplemental Servicing Fee" and, together with the Base Servicing Fee, the "Total Servicing Fee"). Payments by or on behalf of Obligors will be allocated to scheduled payments and late fees and other charges in accordance with the Servicer's normal practices and procedures. In addition, the Servicer will be entitled to reimbursement from any given Trust for specified liabilities. The Servicer will be paid the Base Servicing Fee for each Collection Period on the Payment Date related to that Collection Period prior to the payment of interest on any class of notes or certificates. However, if each rating agency for a series of notes or certificates confirms that it will not reduce the rating of any class of notes or certificates in that series, as the case may be, the Base Servicing Fee in respect of a Collection Period (together with any portion of the Base Servicing Fee that remains unpaid from the prior Payment Dates) will be paid at the beginning of that Collection Period out of collections of interest on the related Receivables.

    The Total Servicing Fee will compensate the Servicer for performing the functions of a third party servicer of motor vehicle and motorcycle receivables as an agent for the beneficial owner of those receivables, including collecting and posting all payments, responding to inquiries of Obligors on the Receivables, investigating delinquencies, sending payment statements to Obligors, reporting tax information to Obligors, paying costs of collections and policing the collateral. The Total Servicing Fee also will compensate the Servicer for administering the particular Receivables Pool, including making Advances, accounting for collections and furnishing monthly statements to the related Trustee and Indenture Trustee with respect to payments. The Total Servicing Fee also will reimburse the Servicer for specified taxes, the fees of the related Trustee and Indenture Trustee, if any, accounting fees, outside auditor fees, data processing costs and other costs incurred in connection with administering the applicable Receivables Pool.

    The "Pool Balance" will equal the aggregate Principal Balance of the Receivables. The "Principal Balance" of a Receivable as of any date will equal the original principal balance of the Receivable minus the sum of (i) in the case of a Precomputed Receivable, that portion of all Scheduled Payments due on or prior to that date allocable to principal, computed in accordance with the actuarial method, (ii) in the case of a Simple Interest Receivable, that portion of all Scheduled Payments actually received on or prior to that date allocable to principal, (iii) any Warranty Purchase Payment or Administrative Purchase Payment with respect to the Receivable allocable to principal (to the extent not included in clauses (i) and (ii) above and (iv) any Prepayments or other payments applied to reduce the unpaid principal balance of the Receivable (to the extent not included in clauses (i), (ii) and (iii) above).

YIELD SUPPLEMENT ACCOUNT; YIELD SUPPLEMENT AGREEMENT

    YIELD SUPPLEMENT ACCOUNT. A "Yield Supplement Account" may be established with respect to any class or series of Securities. The terms relating to any of Yield Supplement Account will be set forth in

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the applicable prospectus supplement. Each Yield Supplement Account will be designed to hold funds to be applied by the related Trustee or, if that Trust issues notes, the related Indenture Trustee, to provide payments to Securityholders in respect of Receivables that have APRs less than the sum of the Pass Through Rate or Interest Rate specified in the applicable prospectus supplement plus the Servicing Rate specified in the applicable prospectus supplement (the "Required Rate"). Unless otherwise specified in the applicable prospectus supplement, each Yield Supplement Account will be maintained with the same entity with which the related Collection Account is maintained and will be created on the related Closing Date with an initial deposit in an amount and by the Seller or other person specified in the applicable prospectus supplement.

    On each Payment Date, the related Trustee or Indenture Trustee will transfer to the Collection Account from monies on deposit in the Yield Supplement Account an amount specified in the applicable prospectus supplement (the "Yield Supplement Deposit") in respect of the Receivables having APRs less than the Required Rate for that Payment Date. Unless otherwise specified in the applicable prospectus supplement, amounts on deposit on any Payment Date in the Yield Supplement Account in excess of the "Required Yield Supplement Amount" specified in the applicable prospectus supplement, after giving effect to all payments to be made on that Payment Date, will be released to the Seller. The Seller or other person specified in the applicable prospectus supplement will not have any obligation after the related Closing Date to deposit any amounts into the Yield Supplement Account after the related Closing Date even if the amount on deposit in that account is less than the Required Yield Supplement Amount for any Payment Date. Monies on deposit in the Yield Supplement Account may be invested in Eligible Investments under the circumstances and in the manner described in the related Pooling and Servicing Agreement or Trust Agreement. Earnings on investment of funds in the Yield Supplement Account in Eligible Investments will be paid to the Seller on each Payment Date. Any monies remaining on deposit in the Yield Supplement Account upon the termination of the Trust also will be released to the Seller.

    YIELD SUPPLEMENT AGREEMENT. If a Yield Supplement Account is to be established with respect to a series of Securities, on or prior to the related Closing Date, the Seller, any third party responsible for making deposits into the Yield Supplement Account and the related Trustee or Indenture Trustee, as the case may be, will enter into a "Yield Supplement Agreement" with the Servicer and the entity with which the account is maintained. The Seller will assign its rights under the Yield Supplement Agreement to the applicable Trustee for the benefit of the applicable Securityholders.

DISTRIBUTIONS ON THE SECURITIES

    With respect to each series of Securities, beginning on the Payment Date specified in the applicable prospectus supplement, payments of principal of and interest (or, where applicable, of principal or interest only) on each class of those Securities entitled thereto will be made by the applicable Indenture Trustee to the Noteholders and by the applicable Trustee to the Certificateholders of that series. The timing, calculation, allocation, order, source, priorities of and requirements for all payments to each class of Noteholders and all payments to each class of Certificateholders of that series will be set forth in the applicable prospectus supplement.

    With respect to each Trust, on each Payment Date, collections on the related Receivables will be withdrawn from the related Collection Account and will be paid to the Noteholders and/or Certificateholders to the extent provided in the applicable prospectus supplement. Credit enhancement, such as a Reserve Fund, will be available to cover any shortfalls in the amount available for payment to the Securityholders on that date to the extent specified in the applicable prospectus supplement. As more fully described in the applicable prospectus supplement,

    1. payments of principal of a class of Securities of a given series will be subordinate to payments of interest on that class;

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
    2. payments in respect of one or more classes of certificates of that series may be subordinate to payments in respect of notes, if any, of that series or other classes of certificates of that series; and

    3. payments in respect of one or more classes of notes of that series may be subordinated to payments in respect of other classes of notes of that series.

CREDIT AND CASH FLOW ENHANCEMENT

    The amounts and types of credit and cash flow enhancement arrangements and the applicable provider, with respect to each class of Securities of a given series, if any, will be set forth in the applicable prospectus supplement. If and to the extent provided in the applicable prospectus supplement, credit and cash flow enhancement may be in the form of subordination of one or more classes of Securities, Reserve Funds, over-collateralization, letters of credit, credit or liquidity facilities, surety bonds, guaranteed investment contracts or other interest rate protection agreements, repurchase obligations, yield supplement agreements, other agreements with respect to third party payments or other support, cash deposits or other arrangements that may be described in the applicable prospectus supplement or any combination of the foregoing. If specified in the applicable prospectus supplement, credit or cash flow enhancement for a class of Securities may cover one or more other classes of Securities of the same series, and credit or cash flow enhancement for a series of Securities may cover one or more other series of Securities.

    The presence of a Reserve Fund and other forms of credit enhancement for the benefit of any class or series of Securities is intended to enhance the likelihood of receipt by the Securityholders of that class or series of the full amount of principal and interest due on those Securities and to decrease the likelihood that that Securityholders will experience losses. The credit enhancement for a class or series of Securities will not provide protection against all risks of loss and will not guarantee repayment of the entire principal of and interest on those Securities. If losses occur which exceed the amount covered by any credit enhancement or which are not covered by any credit enhancement, Securityholders of any class or series will bear their allocable share of deficiencies, as described in the applicable prospectus supplement. In addition, if a form of credit enhancement covers more than one class or series of Securities, Securityholders of any of that class or series will be subject to the risk that that credit enhancement will be exhausted by the claims of Securityholders of other classes or series.

    RESERVE FUND. If provided in the applicable prospectus supplement, pursuant to the related Sale and Servicing Agreement or Pooling and Servicing Agreement, the Seller or a third party will establish for a series or class of Securities an account, as specified in the applicable prospectus supplement, which may be designated as a "Reserve Fund" (for the purposes of this prospectus, the "Reserve Fund"), which will be maintained with the related Trustee or Indenture Trustee, as applicable. Unless otherwise specified in the prospectus supplement, the Reserve Fund will be funded by an initial deposit by the Seller or a third party on the Closing Date in the amount set forth in the applicable prospectus supplement (the "Reserve Fund Initial Deposit"). To the extent provided in the applicable prospectus supplement, the amount on deposit in the Reserve Fund will be increased on each Payment Date thereafter up to the Specified Reserve Fund Balance (as defined in the applicable prospectus supplement) by the deposit in the Reserve Fund of the amount of collections on the related Receivables remaining on each Payment Date after all specified payments on that date are made. The applicable prospectus supplement will describe the circumstances and manner under which payments may be made out of the Reserve Fund, either to holders of the Securities covered by that prospectus supplement or to the Seller or a third party. Monies on deposit in the Reserve Fund may be invested in Eligible Investments under the circumstances and in the manner described in the related Sale and Servicing Agreement or the Pooling and Servicing Agreement. Earnings on investment of funds in the Reserve Fund in Eligible Investments will be paid to the Seller on each Payment Date.

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    THE SURETY BOND.  The prospectus supplement may provide that the Trust enter into agreements with an insurer such that the insurer may guarantee payments of principal and/or interest on the Securities. If, on the date so specified in the prospectus supplement, the amount on deposit in the Collection Account after giving effect to all amounts deposited to or payable from the Payahead Account, a prefunding account or pursuant to a capitalized interest agreement (including from a capitalized interest account) with respect to the related Payment Date, is less than the sum of the Total Servicing Fee, and for the related Payment Date, the Trustee by delivering a notice to the insurer shall demand payment under the surety bond in an amount equal to the deficiency. The applicable prospectus supplement will describe the circumstances and manner under which payments may be made under the surety bond, either to Securityholders, or the Trustee or the Indenture Trustee, as the case may be. Any monies remaining on deposit in the Reserve Fund upon termination of the Trust also will be released to the Seller.

    PRE-FUNDING FEATURE. A Trust may enter into agreements with the Seller, in which the Seller will sell additional Receivables to the Trust after the securities are issued. The transfer of Receivables after the date the Securities are issued is known as a pre-funding feature. Any subsequent receivables will be required to conform to the requirements described in the related prospectus supplement. If the pre-funding feature is used, the Trustee will be required to deposit all or a portion of the proceeds of the sale of the securities of the series in a segregated account. The subsequent Receivables will be transferred to the Trust in exchange for money released from the segregated account. These transfers must occur within a specified period, not to exceed one year. If a Trust elects federal income treatment as a grantor trust, the pre-funding period will be limited to three months. If all of the monies originally deposited in the account are not used by the end of the specified period, all remaining monies will be applied as a mandatory prepayment of a class or classes of Securities.

    CASH COLLATERAL ACCOUNT. The prospectus supplement may provide that upon the occurrence of any event of default by the Servicer, a segregated cash collateral account may be established as security for the Servicer's obligations under the Servicing Agreement.

NET DEPOSITS

    As an administrative convenience, as long as specified conditions are satisfied, the Servicer will be permitted to make the deposit of collections, aggregate Advances and Administrative Purchase Payments for any Trust for or with respect to the related Collection Period net of payments to be made to the Servicer with respect to that Collection Period. The Servicer may cause to be made a single, net transfer to the Collection Account. The Servicer, however, will account to the Trustee, any Indenture Trustee, the Noteholders, if any, and the Certificateholders with respect to each Trust as if all deposits, payments and transfers were made individually. With respect to any Trust that issues both certificates and notes, if the related Payment Dates are not the same for all classes of Securities, all distributions, deposits or other remittances made on a Payment Date will be treated as having been distributed, deposited or remitted on the same Payment Date for the applicable Collection Period for purposes of determining other amounts required to be distributed, deposited or otherwise remitted on a Payment Date.

STATEMENTS TO TRUSTEES AND TRUST

    On or prior to each Payment Date (each, a "Determination Date" to be specified in the applicable prospectus supplement), the Servicer will provide to the applicable Indenture Trustee, if any, and the applicable Trustee a statement setting forth with respect to a series of Securities substantially the same information that is required to be provided in the periodic reports provided to Securityholders of that series described under "--Statements to Securityholders" below.

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STATEMENTS TO SECURITYHOLDERS

    With respect to each series of Securities that includes notes, on or prior to each Payment Date, the Servicer will prepare and provide to the related Indenture Trustee a statement to be delivered to the related Noteholders on that Payment Date. In addition, on or prior to each Payment Date, the Servicer will prepare and provide to the related Trustee of each Trust, a statement to be delivered to the Certificateholders. Each statement to be delivered to Securityholders will include (to the extent applicable) the following information (and any other information so specified in the applicable prospectus supplement) as to the notes of that series and as to the certificates of that series with respect to that Payment Date:

    1. the amount of the payment allocable to the principal amount of each class of those notes and to the Certificate Balance of each class of those certificates;

    2. the amount of the payment allocable to interest on each class of Securities of that series;

    3. the amount of the distribution allocable to the Yield Supplement Deposit, if any;

    4. the Pool Balance as of the close of business on the last day of the related Collection Period after giving effect to payments allocated to principal reported under clause (1) above;

    5. the amount of the Base Servicing Fee paid to the Servicer with respect to the related Collection Period, the amount of any unpaid Base Servicing Fees and the change in that amount from that of the prior Payment Date and the amount of any additional servicing compensation paid to the Servicer with respect to the related Collection Period;

    6. the Interest Rate or Pass Through Rate for the Interest Period relating to the succeeding Payment Date for any class of notes or certificates of that series with variable or adjustable rates;

    7. the Noteholders' Interest Carryover Shortfall, the Noteholders' Principal Carryover Shortfall, the Certificateholders' Interest Carryover Shortfall and the Certificate holders' Principal Carryover Shortfall (each as defined in the applicable prospectus supplement), if any, in each case as applicable to each class of Securities, and the change in those amounts from the preceding statement;

    8. the amount, if any, otherwise distributable to one or more subordinated classes of notes or certificates that has instead been distributed to more senior classes of notes or certificates on that Payment Date;

    9. the aggregate outstanding principal amount, the Note Pool Factor for each class of those notes, and the Certificate Balance and the Certificate Pool Factor for each class of those certificates, each after giving effect to all payments reported under clause (1) above on that date;

    10. the amount of Advances made in respect of the related Receivables and the related Collection Period and the amount of non-recoverable Advances on that Payment Date;

    11. the balance of any related Reserve Fund, Yield Supplement Account or other credit or liquidity enhancement on that date, after giving effect to changes thereto on that date and the amount of those changes; and

    12. the total amount of monthly prepayments (or portions thereof) determined by the Servicer to be due in one or more future Collections Periods on deposit in the related Account or held by the Servicer with respect to the related Receivables and the change in that amount from the immediately preceding Payment Date;

    13. the amount of Trust fees and expenses;

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
    14. the Available Amounts, as that term is defined in the prospectus supplement; and

    15. the amount available under AHFC's letter of credit, surety bond or insurance policy (the "Servicer Letter of Credit") as provided in the Sale and Servicing Agreement, if any, and the amount as a percentage of the Pool Balance as of the last day of that Collection Period.

    Each amount set forth in subclauses (1), (2), (5) and (7) above will be expressed in the aggregate and as a dollar amount per $1,000 of the original principal amount of each class of notes or the Original Certificate Balance of each class of certificates, as the case may be.

    Copies of the statements may be obtained by the Securityholders by delivering a request in writing addressed to the applicable Trustee at its address set forth in the applicable prospectus supplement.

    Within the prescribed period of time for tax reporting purposes after the end of each calendar year during the term of each Trust, the applicable Trustee will mail to each person who at any time during that calendar year has been a Securityholder with respect to that Trust and received any payment a statement containing information for the purposes of that Securityholder's preparation of federal income tax returns. See "Material Income Tax Consequences."

EVIDENCE AS TO COMPLIANCE

    Each Sale and Servicing Agreement and Pooling and Servicing Agreement will provide that a firm of independent public accountants will furnish to the related Trust and Indenture Trustee or Trustee, as applicable, annually a statement as to compliance in all material respects by the Servicer during the preceding twelve months (or, in the case of the first statement, from the applicable Closing Date, which may be longer than twelve months) with specified standards relating to the servicing of the applicable Receivables.

    Each Sale and Servicing Agreement and Pooling and Servicing Agreement will also provide for delivery to the related Trust and Indenture Trustee or Trustee, as applicable, substantially simultaneously with the delivery of those accountants' statement referred to above, of a certificate signed by an officer of the Servicer stating that the Servicer has fulfilled its obligations under the Sale and Servicing Agreement or Pooling and Servicing Agreement, as applicable, throughout the preceding twelve months (or, in the case of the first certificate, from the Closing Date) in all material respects or, if there has been a default in the fulfillment of any obligation, describing each default. The Servicer has agreed to give each Indenture Trustee and each Trustee notice of specified Servicer Defaults under the related Sale and Servicing Agreement or Pooling and Servicing Agreement, as applicable.

    Copies of the statements and certificates may be obtained by Securityholders by a request in writing addressed to the applicable Trustee.

CERTAIN MATTERS REGARDING THE SERVICER

    Each Sale and Servicing Agreement and Pooling and Servicing Agreement will provide that AHFC may not resign from its obligations and duties as Servicer under that document, except upon AHFC's determination that its performance of those duties is no longer permissible under applicable law. No resignation will become effective until the related Indenture Trustee or Trustee, as applicable, or a successor servicer has assumed AHFC's servicing obligations and duties under the related Sale and Servicing Agreement or Pooling and Servicing Agreement.

    Each Sale and Servicing Agreement and Pooling and Servicing Agreement will further provide that neither the Servicer nor any of its directors, officers, employees or agents will be under any liability to the related Trust or the related Noteholders or Certificateholders for taking any action or for refraining from taking any action pursuant to the related Sale and Servicing Agreement or Pooling and Servicing Agreement or for errors in judgment; except that neither the Servicer nor any person will be protected

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against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence (except for errors in judgment) in the performance of the Servicer's duties under that document or by reason of reckless disregard of its obligations and duties under that document. In addition, each Sale and Servicing Agreement and Pooling and Servicing Agreement will provide that the Servicer is not obligated to appear in, prosecute or defend any legal action that is not incidental to the Servicer's servicing responsibilities under the related Sale and Servicing Agreement or Pooling and Servicing Agreement and that, in its opinion, may cause it to incur any expense or liability. The Servicer may, however, undertake any reasonable action that it may deem necessary or desirable in respect of the related Sale and Servicing Agreement or Pooling and Servicing Agreement, the rights and duties of the parties thereto and the interests of the Securityholders under the applicable agreement. In that event, the legal expenses and costs of that action and any liability resulting therefrom will be expenses, costs and liabilities of the Servicer, and the Servicer will not be entitled to be reimbursed therefor.

    Under the circumstances specified in each Sale and Servicing Agreement and Pooling and Servicing Agreement, any entity into which the Servicer may be merged or consolidated, or any entity resulting from any merger or consolidation to which the Servicer is a party, or any entity succeeding to all or substantially all of the business of the Servicer will be the successor of the Servicer under that Sale and Servicing Agreement or Pooling and Servicing Agreement.

SERVICER DEFAULT

    "Servicer Default" under each Sale and Servicing Agreement and Pooling and Servicing Agreement will consist of the following:

    1. any failure by the Servicer to deposit in or credit to any Account any required payment or make the required payments therefrom and that failure continues unremedied for three Business Days after discovery thereof by the Servicer or after the giving of written notice of the failure to (a) the Servicer by the Trustee or the Indenture Trustee, as applicable or
       (b) the Servicer and the Trustee or the Indenture Trustee, as applicable, of written notice of the failure from the holders of notes or certificates evidencing not less than 25% of the voting interests, voting together as a single class;

    2. any failure by the Servicer (or the Seller, as long as AHFC is the Servicer) to duly observe or perform in any material respect any other covenants or agreements in the Sale and Servicing Agreement or the Pooling and Servicing Agreement, which failure materially and adversely affects the rights of the Securityholders, and which failure continues unremedied for 90 days after the giving of written notice of the failure to (a) the Servicer or the Seller, as the case may be, by the Trustee or the Indenture Trustee, as applicable, or (b) the Servicer or the Seller, as the case may be, and the Trustee or the Indenture Trustee by the holders of notes or certificates evidencing not less than 25% of the voting interests of the notes or certificates, voting together as a single class; and

    3. the occurrence of events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings with respect to the Servicer indicating its insolvency, reorganization pursuant to bankruptcy proceedings or inability to pay its obligations (any of these events with respect to any person being an "Insolvency Event").

RIGHTS UPON SERVICER DEFAULT

    In the case of any Servicer Default, authority and power shall, without further action, pass to and be vested in the Indenture Trustee or a successor Servicer appointed by the Indenture Trustee under the Sale and Servicing Agreement. The Indenture Trustee or successor Servicer will succeed to all the

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responsibilities, duties and liabilities of the Servicer in its capacity under the Sale and Servicing Agreement and will be entitled to similar compensation arrangements.

    However, if a bankruptcy trustee or similar official has been appointed for the Servicer, and no Servicer Default other than the appointment of a bankruptcy trustee or similar official has occurred, that bankruptcy trustee or official may have the power to prevent that Indenture Trustee, those Noteholders, that Trustee or those Certificateholders, as applicable, from effecting a transfer of servicing as described above. If that Indenture Trustee or Trustee is unwilling or unable to so act, it may appoint, or petition a court of competent jurisdiction for the appointment of, a successor servicer with a net worth of at least $50,000,000 and whose regular business includes the servicing of motor vehicle and motorcycle receivables. The related Indenture Trustee or the Trustee, or any person appointed as successor servicer, will be the successor in all respects to the predecessor Servicer under the related Sale and Servicing Agreement or Pooling and Servicing Agreement and all references in the related Sale and Servicing Agreement or Pooling and Servicing Agreement to the Servicer shall apply to that successor servicer. The related Indenture Trustee or Trustee may make arrangements for compensation to be paid, but the compensation for the successor servicer may not be greater than the Base Servicing Fee under the related Sale and Servicing Agreement or Pooling and Servicing Agreement. Notwithstanding termination, the Servicer will be entitled to payment of specified amounts payable to it prior to the termination for services it rendered prior to the termination. Upon payment in full of the principal and interest on the notes, the Certificateholders will succeed to the rights of the Noteholders with respect to removal of the Servicer.

WAIVER OF PAST DEFAULTS

    With respect to each Trust that has issued notes, (1) the holders of notes of the related series evidencing a majority of the principal amount of the then outstanding notes of the related series (or relevant class or classes of notes of the series) or (2) in the case of any Servicer Default that does not adversely affect the related Indenture Trustee or the related Noteholders, the holders of certificates of that series (or relevant class or classes of certificates of the series) evidencing a majority of the aggregate Certificate Balance of those certificates then outstanding (but excluding for purposes of calculation and action all certificates held by the Seller, the Servicer or any of their affiliates), may, on behalf of all those Noteholders or Certificateholders, waive any default by the Servicer in the performance of its obligations under the related Sale and Servicing Agreement and its consequences, except a Servicer Default in making any required deposits to the related Collection Account in accordance with that Sale and Servicing Agreement. With respect to each Trust that has not issued notes, holders of certificates of that series evidencing a majority of the aggregate Certificate Balance of those certificates then outstanding (or relevant class or classes of certificates but excluding for purposes of calculation and action all certificates held by the Seller, the Servicer or any of their affiliates), may, on behalf of all those Certificateholders, waive any default by the Servicer in the performance of its obligations under the related Pooling and Servicing Agreement, except a Servicer Default in making any required deposits to the related Account in accordance with the related Pooling and Servicing Agreement. No waiver will impair those Noteholders' or Certificateholders' rights with respect to subsequent defaults.

AMENDMENT

    A Transfer and Servicing Agreement may be amended by the parties thereto, without the consent of the related Noteholders or Certificateholders:

    1. to cure any ambiguity, correct or supplement any provision in the related Transfer and Servicing Agreement that may be inconsistent with any other provision in that agreement, or make any other provisions with respect to matters or questions arising under that agreement that are not inconsistent with the provisions of that agreement; provided that the amendment

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       will not materially and adversely affect the interest of any Noteholder or Certificateholder; and

    2. to change the formula for determining the required amount for the related Reserve Fund, if any, upon confirmation from the rating agencies rating the Securities as described in the applicable prospectus supplement.

    An amendment will be deemed not to materially and adversely affect the interests of any Noteholder or Certificateholder of any class if (a) the amendment does not adversely affect the Trust's status as a grantor trust or a partnership, as applicable, for federal income tax purposes, (b) each rating agency then rating the related certificates or notes confirms that that amendment will not result in a reduction or withdrawal of its rating on the certificates or notes of that class, and (c) the Servicer shall have delivered an officer's certificate stating that the amendment will not materially and adversely affect the interest of any Noteholder or a Certificateholder.

    A Transfer and Servicing Agreement may also be amended by the parties thereto with the consent of:

    1. the holders of notes evidencing a majority of the principal amount of the then outstanding notes, if any, of the related series (or relevant class or classes of notes of the series); or

    2. in the case of any amendment that does not adversely affect the related Indenture Trustee or the related Noteholders, the holders of the certificates of that series evidencing a majority of the outstanding Certificate Balance (or relevant class or classes of certificates of the series, but excluding for purposes of calculation and action all certificates held by the Seller, the Servicer or any of their affiliates), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Transfer and Servicing Agreement or of modifying in any manner the rights of those Noteholders or Certificateholders.

    No amendment of a Transfer and Servicing Agreement, however, shall:

       (A) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the related Receivables or distributions that are required to be made for the benefit of those Noteholders or Certificateholders or change the Interest Rate or the Pass Through Rate or the required amount in the related Reserve Fund (except as described above under clause (2) of the immediately preceding sentence) without the consent of each of the "adversely affected" Noteholder or Certificateholder; or

       (B) reduce the aforesaid percentage of the principal amount of the then outstanding notes or certificates of that series which is required to consent to any amendment, without the consent of the holders of all the then outstanding notes or certificates of each affected class.

    An amendment referred to in clause (A) above will be deemed not to "adversely affect" a Certificateholder or Noteholder of any class only if each rating agency then rating the related certificates or notes confirms that that amendment will not result in a reduction or withdrawal of its rating on the certificates or notes of that class. In connection with any amendment referred to in clause (A) above, the Servicer shall deliver an officer's certificate to the Indenture Trustee and the Trustee stating that the Noteholders and the Certificateholders whose consents were not obtained were not adversely affected by the amendment.

LIST OF SECURITYHOLDERS

    Three or more holders of the notes of any class in a series or one or more holders of those notes of that class evidencing not less than 25% of the aggregate principal amount of those notes then

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outstanding may, by written request to the related Indenture Trustee, obtain access to the list of all Noteholders maintained by that Indenture Trustee for the purpose of communicating with other Noteholders with respect to their rights under the related Indenture or under those notes. If stated in the applicable prospectus supplement, an Indenture Trustee may elect not to afford the requesting Noteholders access to the list of Noteholders if it agrees to mail the desired communication or proxy, on behalf of and at the expense of the requesting Noteholders, to all Noteholders of that series.

    Three or more holders of the certificates of any class in a series or one or more holders of those certificates of that class evidencing not less than 25% of the Certificate Balance of those certificates may, by written request to the related Trustee, obtain access to the list of all Certificateholders maintained by that Trustee for the purpose of communicating with other Certificateholders with respect to their rights under the related Trust Agreement or Pooling and Servicing Agreement or under those certificates.

    The Indenture Trustee or the Trustee, as the case may be, will provide to the Servicer within 15 days after receipt of a written request from the Servicer, a list of the names of all Noteholders or Certificateholders, as the cae may be, of record as of the most recent applicable record date.

    No Transfer and Servicing Agreement will provide for the holding of annual or other meetings of Securityholders.

INSOLVENCY EVENT

    Each Trust Agreement will provide that the related Trustee does not have the power to commence a voluntary proceeding in bankruptcy with respect to the related Trust without the unanimous prior approval of all Certificateholders (including the Seller) of that Trust and the delivery to that Trustee by each Certificateholder (including the Seller) of a certificate certifying that that Certificateholder reasonably believes that that Trust is insolvent.

PAYMENT OF NOTES

    Upon the payment in full of all outstanding notes of a given series and the satisfaction and discharge of the related Indenture, the related Trustee will succeed to all the rights of the Indenture Trustee, and the Certificateholders of that series will succeed to all the rights of the Noteholders of that series, under the related Sale and Servicing Agreement, except as otherwise provided in the Sale and Servicing Agreement.

SELLER LIABILITY

    Under each Trust Agreement, the Seller will agree to be liable directly to an injured party for the entire amount of any losses, claims, damages or liabilities (other than those incurred by a Noteholder or a Certificateholder in the capacity of an investor with respect to that Trust) arising out of or based on the arrangement created by that Trust Agreement as though that arrangement created a partnership under the Delaware Revised Uniform Limited Partnership Act in which the Seller was a general partner.

TERMINATION

    The respective obligations of the Seller, the Servicer, AHFC (so long as AHFC has rights or obligations under the related Transfer and Servicing Agreement), the related Trustee and the related Indenture Trustee, as the case may be, pursuant to a Transfer and Servicing Agreement will terminate upon the earlier of:

    1. the maturity or other liquidation of the last Receivable and the disposition of any amounts received upon liquidation of any remaining Receivables;

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    2.  the payment to Securityholders of all amounts required to be paid to them pursuant to the related agreement; or

    3. the election by the Servicer to purchase the corpus of the Trust as described below.

    The Trustee will give written notice of termination to each Securityholder of record. The final distribution to any Securityholder will be made only upon surrender and cancellation of that holder's Security at any office or agency of the Trustee specified in the notice of termination. Any funds remaining in the Trust, after the Trustee has taken measures to locate a Securityholder set forth in the related Transfer and Servicing Agreement and those measures have failed, will be distributed, subject to applicable law, to the Children's Hospital Los Angeles.

    In order to avoid excessive administrative expense, the Servicer will have the option to purchase from each Trust, as of the end of any applicable Collection Period, if the then outstanding Pool Balance with respect to the Receivables held by that Trust is 10% or less of the Pool Balance as of the related Cutoff Date, the corpus of the Trust at a price equal to the aggregate Administrative Purchase Payments for the Receivables (including Receivables that became Defaulted Receivables in the Collection Period preceding the Payment Date on which that purchase is effected) plus the appraised value of any other property held as part of the Trust (less liquidation expenses). The related Trustee and related Indenture Trustee, if any, will give written notice of termination to each Securityholder.

    Upon termination of any Trust, the assets of that Trust will be liquidated and the proceeds therefrom (and amounts held in related Accounts) will be applied to pay the notes and the certificates of the related series in full, to the extent of amounts available.

    As more fully described in the applicable prospectus supplement, any outstanding notes of the related series will be redeemed concurrently with any of the events specified above and the subsequent payment to the related Certificateholders of all amounts required to be paid to them pursuant to the applicable Trust Agreement or Pooling and Servicing Agreement will effect early retirement of the certificates of that series.

ADMINISTRATION AGREEMENT

    AHFC, in its capacity as administrator (the "Administrator"), will enter into an agreement (as amended and supplemented from time to time, an "Administration Agreement") with each Trust that issues notes and the related Indenture Trustee pursuant to which the Administrator will agree, to the extent provided in that Administration Agreement, to provide the notices and to perform other administrative obligations required by the related Indenture. As compensation for the performance of the Administrator's obligations under the applicable Administration Agreement and as reimbursement for its expenses related thereto, the Administrator will be entitled to a monthly administration fee in an amount that may be set forth in the applicable prospectus supplement (the "Administration Fee"), which fee will be paid by the Servicer.

                               THE SWAP AGREEMENT

    As specified in the related prospectus supplement, on the Closing Date a Trust may enter into a swap (the "Swap Agreement") with a third party (the "Swap Counterparty"). Under the Swap Agreement, the Trust will generally pay to the Swap Counterparty amounts in respect of interest and principal, as applicable, due on each Payment Date under the Swap Agreement and the Swap Counterparty will generally pay to the Trust amounts equal to the interest or principal payable on the relevant Securities. If the Trust is unable to make any payment due to be made by it to the Swap Counterparty under the Swap Agreement, the Swap Counterparty will not be obligated to make its corresponding payment to the Trust under the Swap Agreement.

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    If the rating of the Swap Counterparty is withdrawn or reduced by the applicable Rating Agency or there is a default in payment by the Swap Counterparty, the Swap Counterparty and the Trust will use reasonable efforts to obtain a replacement interest rate swap agreement with terms substantially the same as the Swap Agreement, or establish any other arrangement satisfactory to the applicable Rating Agencies so that the ratings of the relevant Securities will not be withdrawn or reduced.

    If the Swap Agreement terminates before its expected termination date due to a default by the Trust, it may owe the Swap Counterparty a termination payment. This termination payment will be the amount of the loss to the Swap Counterpart, as determined by the Swap Counterparty through, for example, the purchase of a hedge against future gain that the Swap Counterparty would have received had not been terminated early.

    The particular terms and conditions of a Swap Agreement will be set forth in the applicable prospectus supplement.

                    CERTAIN LEGAL ASPECTS OF THE RECEIVABLES

GENERAL

    The transfer of the Receivables to the applicable Trustee, the perfection of the security interests in the Receivables and the enforcement of rights to realize on the Financed Vehicles as collateral for the Receivables are subject to a number of federal and state laws, including the UCC as in effect in various states. The Servicer and the Seller will take the action described below to perfect the rights of the applicable Trustee in the Receivables. If another party purchases (including the taking of a security interest in) the Receivables for new value in the ordinary course of its business, without actual knowledge of the Trust's interest, and takes possession of the Receivables, that purchaser would acquire an interest in the Receivables superior to the interest of the Trust.

SECURITY INTERESTS

    GENERAL. In states in which retail installment sale contracts such as the Receivables evidence the credit sale of motor vehicle or motorcycles by dealers to obligors, the contracts also constitute personal property security agreements and include grants of security interests in the vehicles under the applicable UCC. Perfection of security interests in financed motor vehicles or motorcycles is generally governed by the motor vehicle registration laws of the state in which the vehicle is located. In most states, a security interest in a motor vehicle or a motorcycle is perfected by obtaining possession of the certificate of title to the motor vehicle or motorcycle or notation of the secured party's lien on the motor vehicle's or motorcycle's certificate of title.

    All retail installment sales contracts acquired by AHFC from Dealers name AHFC as obligee or assignee and as the secured party. AHFC also takes all actions necessary under the laws of the state in which the related Financed Vehicle is located to perfect its security interest in that Financed Vehicle, including, where applicable, having a notation of its lien recorded on the related certificate of title and obtaining possession of that certificate of title. Because AHFC continues to service the contracts as Servicer under the Sale and Servicing Agreement or the Pooling and Servicing Agreement, as applicable, the Obligors on the contracts will not be notified of the sale from AHFC to the Seller or the sale from the Seller to the related Trust.

    PERFECTION. Pursuant to the related Purchase Agreement, AHFC will sell and assign its security interest in the Financed Vehicles to the Seller and, with respect to each Trust, pursuant to the related Sale and Servicing Agreement or Pooling and Servicing Agreement, as applicable, the Seller will assign its security interest in the Financed Vehicles to that Trust. However, because of the administrative burden and expense, none of AHFC, the Seller or the related Trustee will amend any certificate of title to identify that Trust as the new secured party on that certificate of title relating to a Financed Vehicle.

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However, UCC financing statements with respect to the transfer to the Seller of
AHFC's security interest in the Financed Vehicles and the transfer to the Trustee of the Seller's security interest in the Financed Vehicles will be filed. In addition, the Servicer will continue to hold any certificates of title relating to the Financed Vehicles in its possession as custodian for that Trust pursuant to the related Sale and Servicing Agreement or Pooling and Servicing Agreement. See "Description of the Transfer and Servicing Agreements--Sale and Assignment of Receivables."

    In most states, an assignment such as that under each Purchase Agreement or each Sale and Servicing Agreement or Pooling and Servicing Agreement is an effective conveyance of a security interest without amendment of any lien noted on a motor vehicle's or motorcycle's certificate of title, and the assignee succeeds to the assignor's rights as secured party. Although re-registration of the motor vehicle or motorcycle is not necessary to convey a perfected security interest in the Financed Vehicles to the Trust, because the Trust will not be listed as lienholder on the certificates of title, the security interest of that Trust in the vehicle could be defeated through fraud or negligence. In those states, in the absence of fraud or forgery by the motor vehicle or motorcycle owner or the Servicer or administrative error by state or local agencies, the notation of AHFC's lien on the certificates of title will be sufficient to protect that Trust against the rights of subsequent purchasers of a Financed Vehicle or subsequent lenders who take a security interest in a Financed Vehicle. In each Purchase Agreement, AHFC will represent and warrant, and in each Sale and Servicing Agreement or Pooling and Servicing Agreement, the Seller will represent and warrant, that it has taken all action necessary to obtain a perfected security interest in each Financed Vehicle. If there are any Financed Vehicles as to which AHFC failed to obtain and assign to the Seller a perfected security interest, the security interest of the Seller would be subordinate to, among others, subsequent purchasers of the Financed Vehicles and holders of perfected security interests in the Financed Vehicles. To the extent that failure has a material and adverse effect on the Trust's interest in the related Receivables, however, it would constitute a breach of the warranties of AHFC under the related Purchase Agreement or the Seller under the related Sale and Servicing Agreement or Pooling and Servicing Agreement. Accordingly, pursuant to the related Sale and Servicing Agreement or Pooling and Servicing Agreement, the Seller would be required to repurchase the related Receivable from the Trust and, pursuant to the related Purchase Agreement, AHFC would be required to purchase that Receivable from the Seller, in each case unless the breach was cured. Pursuant to each Sale and Servicing Agreement and Pooling and Servicing Agreement, the Seller will assign to the related Trust its rights to cause AHFC to purchase that Receivable under the related Purchase Agreement. See "Description of the Transfer and Servicing Agreements--Sale and Assignment of Receivables" and "Risk Factors--Interests of other persons in the receivables and financed vehicles could be superior to the trust's interest, which may result in reduced payments on your securities."

    CONTINUITY OF PERFECTION. Under the laws of most states, the perfected security interest in a vehicle would continue for four months after the motor vehicle or motorcycle is moved to a state that is different from the one in which it is initially registered and thereafter until the owner re-registers the motor vehicle or motorcycle in the new state. A majority of states generally require surrender of a certificate of title to re-register a motor vehicle or motorcycle. In those states (such as California) that require a secured party to hold possession of the certificate of title to maintain perfection of the security interest, the secured party would learn of the re-registration through the request from the obligor under the related installment sales contract to surrender possession of the certificate of title. In the case of motor vehicles or motorcycles registered in states providing for the notation of a lien on the certificate of title but not possession by the secured party (such as Texas), the secured party would receive notice of surrender from the state of re-registration if the security interest is noted on the certificate of title. Thus, the secured party would have the opportunity to re-perfect its security interest in the vehicle in the state of relocation. However, these procedural safeguards will not protect the secured party if through fraud, forgery or administrative error, the debtor somehow procures a new certificate of title that does not list the secured party's lien. Additionally, in states that do not require a

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certificate of title for registration of a motor vehicle or a motorcycle, re-registration could defeat perfection. In the ordinary course of servicing the Receivables, AHFC will take steps to effect re-perfection upon receipt of notice of re-registration or information from the Obligor as to relocation. Similarly, when an Obligor sells a Financed Vehicle, AHFC must surrender possession of the certificate of title or will receive notice as a result of its lien noted on the certificate of title and accordingly will have an opportunity to require satisfaction of the related Receivable before release of the lien. Under each Sale and Servicing Agreement and Pooling and Servicing Agreement, the Servicer will be obligated to take appropriate steps, at the Servicer's expense, to maintain perfection of security interests in the Financed Vehicles and will be obligated to purchase the related Receivable if it fails to do so and that failure has a material and adverse effect on the Trust's interest in the Receivable.

    PRIORITY OF LIENS ARISING BY OPERATION OF LAW. Under the laws of most states (including California), liens for repairs performed on a motor vehicle or a motorcycle and liens for unpaid taxes take priority over even a perfected security interest in a Financed Vehicle. The Code also grants priority to specified federal tax liens over the lien of a secured party. The laws of some states and federal law permit the confiscation of motor vehicles or motorcycles by governmental authorities under some circumstances if used in unlawful activities, which may result in the loss of a secured party's perfected security interest in the confiscated vehicle. AHFC will represent and warrant to the Seller in each Purchase Agreement, and the Seller will represent and warrant to the Trust in each Sale and Servicing Agreement and Pooling and Servicing Agreement, that, as of the related Closing Date, each security interest in a Financed Vehicle is prior to all other present liens (other than tax liens and other liens that arise by operation of law) upon and security interests in that Financed Vehicle. However, liens for repairs or taxes could arise, or the confiscation of a Financed Vehicle could occur, at any time during the term of a Receivable. No notice will be given to the Trustee, any Indenture Trustee, any Noteholders or any Certificateholders in respect of a given Trust if a lien arises or confiscation occurs that would not give rise to the Seller's repurchase obligation under the related Sale and Servicing Agreement or Pooling and Servicing Agreement or AHFC's repurchase obligation under the related Purchase Agreement.

REPOSSESSION

    In the event of default by an obligor, the holder of the related retail installment sales contract has all the remedies of a secured party under the UCC, except where specifically limited by other state laws. Among the UCC remedies, the secured party has the right to perform repossession by self-help means, unless it would constitute a breach of the peace or is otherwise limited by applicable state law. Unless a motor vehicle or motorcycle financed by AHFC is voluntarily surrendered, self-help repossession is the method employed by AHFC in most states and is accomplished simply by retaking possession of the financed vehicle. In cases where an obligor objects or raises a defense to repossession, or if otherwise required by applicable state law, a court order must be obtained from the appropriate state court, and that vehicle must then be recovered in accordance with that order. In some jurisdictions, the secured party is required to notify that obligor of the default and the intent to repossess the collateral and to give that obligor a time period within which to cure the default prior to repossession. In some states, an obligor has the right to reinstate its contract and recover the collateral by paying the delinquent installments and other amounts due.

NOTICE OF SALE; REDEMPTION RIGHTS

    In the event of default by an obligor under a retail installment sales contract, some jurisdictions require that the obligor be notified of the default and be given a time period within which to cure the default prior to repossession. Generally, this right of cure may only be exercised on a limited number of occasions during the term of the related contract.

    The UCC and other state laws require the secured party to provide an obligor with reasonable notice of the date, time and place of any public sale and/or the date after which any private sale of the

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collateral may be held. In most states, an obligor has the right to redeem the collateral prior to actual sale by paying the secured party the unpaid principal balance of the obligation, accrued interest on the obligation plus reasonable expenses for repossessing, holding and preparing the collateral for disposition and arranging for its sale, plus, in some jurisdictions, reasonable attorneys' fees. In some states, an obligor has the right to redeem the collateral prior to actual sale by payment of delinquent installments or the unpaid balance.

DEFICIENCY JUDGMENTS AND EXCESS PROCEEDS

    The proceeds of resale of the motor vehicle or motorcycles generally will be applied first to the expenses of resale and repossession and then to the satisfaction of the indebtedness. While some states impose prohibitions or limitations on deficiency judgments if the net proceeds from resale do not cover the full amount of the indebtedness, a deficiency judgment can be sought in those states that do not prohibit or limit those judgments. In addition to the notice requirement described above, the UCC requires that every aspect of the sale or other disposition, including the method, manner, time, place and terms, be "commercially reasonable." Generally, courts have held that when a sale is not "commercially reasonable," the secured party loses its right to a deficiency judgment. However, the deficiency judgment would be a personal judgment against the obligor for the shortfall, and a defaulting obligor can be expected to have very little capital or sources of income available following repossession. Therefore, in many cases, it may not be useful to seek a deficiency judgment or, if one is obtained, it may be settled at a significant discount or be uncollectible. In addition, the UCC permits the obligor or other interested party to recover for any loss caused by noncompliance with the provisions of the UCC. Also, prior to a sale, the UCC permits the obligor or other interested person to prohibit the secured party from disposing of the collateral if it is established that the secured party is not proceeding in accordance with the "default" provisions under the UCC.

    Occasionally, after resale of a repossessed vehicle and payment of all expenses and indebtedness, there is a surplus of funds. In that case, the UCC requires the creditor to remit the surplus to any holder of a subordinate lien with respect to that vehicle or if no lienholder exists, the UCC requires the creditor to remit the surplus to the obligor.

CERTAIN BANKRUPTCY CONSIDERATIONS

    In structuring the transactions contemplated by this prospectus, the Seller has taken steps that are intended to make it unlikely that the voluntary or involuntary application for relief by AHFC, under the United States Bankruptcy Code or similar applicable state laws (collectively, "Insolvency Laws") will result in consolidation of the assets and liabilities of the Seller with those of AHFC. These steps include the creation of the Seller as a wholly-owned, limited purpose subsidiary pursuant to articles of incorporation and bylaws containing limitations (including restrictions on the nature of the Seller's business and on its ability to commence a voluntary case or proceeding under any Insolvency Law without the unanimous affirmative vote of all of its directors). In addition, to the extent that the Seller granted a security interest in the Receivables to the Trust, and that interest was validly perfected before the bankruptcy or insolvency of AHFC and was not taken or granted in contemplation of insolvency or with the intent to hinder, delay or defraud AHFC or its creditors, that security interest should not be subject to avoidance, and payments to the Trust with respect to the Receivables should not be subject to recovery by a creditor or trustee in bankruptcy of AHFC.

    However, delays in payments on the Securities and possible reductions in the amount of those payments could occur if:

    1. a court were to conclude that the assets and liabilities of the Seller should be consolidated with those of AHFC in the event of the application of applicable Insolvency Laws to AHFC, as the case may be;

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    2.  a filing were made under any Insolvency Law by or against the Seller; or

    3.  an attempt were to be made to litigate any of the foregoing issues.

    On each Closing Date, O'Melveny & Myers LLP will give an opinion to the effect that, based on a reasoned analysis of analogous case law (although there is no precedent based on directly similar facts), and, subject to facts, assumptions and qualifications specified in the opinion and applying the principles set forth in the opinion, in the event of a voluntary or involuntary bankruptcy case in respect of AHFC under Title 11 of the United States Bankruptcy Code at a time when AHFC was insolvent, the property of the Seller would not properly be substantively consolidated with the property of the estate of AHFC. Among other things, that opinion will assume that each of the Seller and AHFC will follow specified procedures in the conduct of its affairs, including maintaining records and books of account separate from those of the other, refraining from commingling its assets with those of the other, and refraining from holding itself out as having agreed to pay, or being liable for, the debts of the other. The Seller and AHFC intend to follow these and other procedures related to maintaining their separate corporate identities. However, there can be no assurance that a court would not conclude that the assets and liabilities of the Seller should be consolidated with those of AHFC.

    AHFC will warrant in each Purchase Agreement that the sale of the related Receivables by it to the Seller is a valid sale. Notwithstanding the foregoing, if AHFC were to become a debtor in a bankruptcy case, a court could take the position that the sale of Receivables to the Seller should instead be treated as a pledge of those Receivables to secure a borrowing of AHFC. If a court were to reach such conclusions, or a filing were made under any Insolvency Law by or against the Seller, or if an attempt were made to litigate any of the foregoing issues, delays in payments on the certificates (and possible reductions in the amount of payments) could occur. In addition, if the transfer of Receivables to the Seller is treated as a pledge instead of a sale, a tax or government lien on the property of AHFC arising before the transfer of a Receivable to the Seller may have priority over the Seller's interest in that Receivable. Also, while AHFC is the Servicer, cash collections on the Receivables may be commingled with general funds of AHFC and, in the event of that bankruptcy of AHFC, a court may conclude that the Trust does not have a perfected interest in those collections.

    AHFC and the Seller will treat the transactions described in this prospectus as a sale of the Receivables to the Seller, so that the automatic stay provisions of the United States Bankruptcy Code should not apply to the Receivables if AHFC were to become a debtor in a bankruptcy case.

CONSUMER PROTECTION LAWS

    Numerous federal and state consumer protection laws and related regulations impose substantial requirements upon lenders and servicers involved in consumer finance. These laws include the Truth-in-Lending Act, the Equal Credit Opportunity Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, the Soldiers' and Sailors' Civil Relief Act of 1940, the Texas Consumer Credit Code, state adoptions of the National Consumer Act and of the Uniform Consumer Credit Code and state motor vehicle retail installment sales acts and other similar laws. Also, state laws impose finance charge ceilings and other restrictions on consumer transactions and require contract disclosures in addition to those required under federal law. These requirements impose specific statutory liabilities upon creditors who fail to comply with their provisions. In some cases, this liability could affect an assignee's ability to enforce consumer finance contracts such as the Receivables.

    The so-called "Holder-in-Due-Course" Rule of the Federal Trade Commission (the "FTC Rule"), the provisions of which are generally duplicated by the Uniform Consumer Credit Code, other statutes or the common law in some states, has the effect of subjecting a seller (and specified creditors and their assignees) in a consumer credit transaction to all claims and defenses that the obligor in the

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transaction could assert against the seller of the goods. Liability under the
FTC Rule is limited to the amounts paid by the obligor under the contract, and the holder of the contract may also be unable to collect any balance remaining due under that contract from the obligor.

    Most of the Receivables will be subject to the requirements of the FTC Rule. Accordingly, each Trust, as holder of the related Receivables, will be subject to any claims or defenses that the purchaser of the applicable Financed Vehicle may assert against the seller of the related Financed Vehicle. As to each Obligor, these claims are limited to a maximum liability equal to the amounts paid by the Obligor on the related Receivable. Under most state motor vehicle and motorcycle dealer licensing laws, sellers of motor vehicles and motorcycles are required to be licensed to sell motor vehicles and motorcycles at retail sale. Furthermore, federal odometer regulations promulgated under the Motor Vehicle Information and Cost Savings Act require that all sellers of new and used vehicles furnish a written statement signed by the seller certifying the accuracy of the odometer reading. If the seller is not properly licensed or if a written odometer disclosure statement was not provided to the purchaser of the related Financed Vehicle, an obligor may be able to assert a defense against the seller of the vehicle. If an Obligor were successful in asserting any of those claims or defenses, that claim or defense would constitute a breach of the Seller's representations and warranties under the related Sale and Servicing Agreement or Pooling and Servicing Agreement and a breach of AHFC's warranties under the related Purchase Agreement and would, if the breach materially and adversely affects the Receivable or the interests of the Securityholders, create an obligation of the Seller and AHFC, respectively, to repurchase the Receivable unless the breach is cured. See "Description of the Transfer and Servicing Agreements--Sale and Assignment of Receivables."

    Courts have applied general equitable principles to secured parties pursuing repossession and litigation involving deficiency balances. These equitable principles may have the effect of relieving an obligor from some or all of the legal consequences of a default.

    In several cases, consumers have asserted that the self-help remedies of secured parties under the UCC and related laws violate the due process protections provided under the 14th Amendment to the Constitution of the United States. Courts have generally upheld the notice provisions of the UCC and related laws as reasonable or have found that the repossession and resale by the creditor do not involve sufficient state action to afford constitutional protection to borrowers.

    From time to time, AHFC has been involved in litigation under consumer protection laws. In addition, substantially all of the motor vehicle contracts originated by AHFC in California (the "California Contracts") after 1990 provided that the contract may be rescinded by the related Dealer if the Dealer is unable to assign the contract to a lender within ten days of the date of the contract. As of the date of this prospectus, the ten-day rescission period had run in respect of all of the California Contracts in which the rescission provision appears. Although there is authority, which is not binding upon any court, providing that a conditional sale contract containing such a provision does not comply with California law and would render the contract unenforceable, to the Seller's and AHFC's knowledge, the issue has not been presented before any California court. On the Closing Date, the Seller will receive an opinion of counsel to the effect that all of the California Contracts are enforceable under California law and applicable federal laws.

    AHFC and the Seller will represent and warrant under each Purchase Agreement and each Sale and Servicing Agreement and Pooling and Servicing Agreement, as applicable, that each Receivable complies with all requirements of law in all material respects. Accordingly, if an Obligor has a claim against a Trust for violation of any law and that claim materially and adversely affects that Trust's interest in a Receivable, that violation would constitute a breach of the representations and warranties of AHFC under the Purchase Agreement and the Seller under the related Sale and Servicing Agreement or Pooling and Servicing Agreement and would create an obligation of AHFC and the

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Seller to repurchase the Receivable unless the breach is cured. See "Description of the Transfer and Servicing Agreements--Sale and Assignment of Receivables."

OTHER LIMITATIONS

    In addition to the laws limiting or prohibiting deficiency judgments, numerous other statutory provisions, including federal bankruptcy laws and related state laws, may interfere with or affect the ability of a secured party to realize upon collateral or to enforce a deficiency judgment. For example, in a Chapter 13 proceeding under the federal bankruptcy law, a court may prevent a creditor from repossessing a vehicle and, as part of the rehabilitation plan, reduce the amount of the secured indebtedness to the market value of the vehicle at the time of bankruptcy (as determined by the court), leaving the creditor as a general unsecured creditor for the remainder of the indebtedness. A bankruptcy court may also reduce the monthly payments due under a contract or change the rate of interest and time of repayment of the indebtedness.

    Under the terms of the Soldiers' and Sailors' Relief Act of 1940 (the "Relief Act"), an Obligor who enters the military service after the origination of that Obligor's Receivable (including an Obligor who is a member of the National Guard or is in reserve status at the time of the origination of the Obligor's Receivable and is later called to active duty) may not be charged interest above an annual rate of 6% during the period of that Obligor's active duty status, unless a court orders otherwise upon application of the lender. In addition, some states, including California, allow members of its national guard to extend payments on any contract obligation if called into active service by the Governor for a period exceeding 7 days. It is possible that the foregoing could have an effect on the ability of the Servicer to collect the full amount of interest owing on some of the Receivables. In addition, both the Relief Act and the laws of some states, including California, New York and New Jersey, imposes limitations that would impair the ability of the Servicer to repossess the released Financed Vehicle during the Obligor's period of active duty status. Thus, if that Receivable goes into default, there may be delays and losses occasioned by the inability to exercise the Trust's rights with respect to the Receivable and the related Financed Vehicle in a timely fashion.

    Any shortfall pursuant to either of the two preceding paragraphs, to the extent not covered by amounts payable to the Securityholders from amounts on deposit in the related Reserve Fund or from coverage provided under any other credit enhancement mechanism, could result in losses to the Securityholders.

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                        MATERIAL INCOME TAX CONSEQUENCES

    The following general discussion of the anticipated material federal income tax consequences of the purchase, ownership and disposition of the notes and the certificates of any series, to the extent it relates to matters of law or legal conclusions with respect thereto, represents the opinion of tax counsel to each Trust with respect to the related series on the material matters associated with those consequences, subject to the qualifications set forth in this prospectus. "Tax Counsel" with respect to each Trust will be O'Melveny & Myers LLP. The summary does not purport to deal with federal income tax consequences applicable to all categories of investors, some of which may be subject to special rules. For example, it does not discuss the tax treatment of Noteholders or Certificateholders that are insurance companies, regulated investment companies or dealers in securities. Moreover, there are no cases or Internal Revenue Service ("IRS") rulings on similar transactions involving both debt and equity interests issued by a trust with terms similar to those of the notes and the certificates. As a result, the IRS may disagree with all or a part of the discussion below. It is suggested that prospective investors consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of the notes and the certificates.

    The following summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury regulations promulgated under the Code and judicial or ruling authority, all of which are subject to change, which change may be retroactive. Each Trust will be provided with an opinion of Tax Counsel regarding the federal income tax matters discussed below. An opinion of Tax Counsel, however, is not binding on the IRS or the courts. No ruling on any of the issues discussed below will be sought from the IRS. For purposes of the following summary, references to the Trust, the notes, the certificates and related terms, parties and documents shall be deemed to refer to each Trust and the notes, certificates and related terms, parties and documents applicable to that Trust. The federal income tax consequences to Certificateholders will vary depending on whether the Trust is treated as a partnership under the Code or whether the Trust is treated as a grantor trust. The prospectus supplement for each Series of certificates will specify whether the Trust will be treated as a partnership or a grantor trust.

TAX TREATMENT OF OWNER TRUSTS

    TAX CHARACTERIZATION OF THE TRUST

    The following general discussion of the anticipated federal income tax consequences of the purchase, ownership and disposition of the notes and the certificates of a Trust nominally referred to as an "owner trust" in the applicable prospectus supplement (an "Owner Trust"), to the extent it relates to matters of law or legal conclusions with respect thereto, represents the opinion of Tax Counsel to each Owner Trust with respect to the related series on the material matters associated with those consequences, subject to the qualifications set forth in this prospectus. In addition, Tax Counsel has prepared or reviewed the statements in this prospectus under the heading "Material Income Tax Consequences - Tax Treatment of Owner Trusts," and is of the opinion that those statements are correct in all material respects. Those statements are intended as an explanatory discussion of the related tax matters affecting investors generally, but do not purport to furnish information in the level of detail or with the attention to an investor's specific tax circumstances that would be provided by an investor's own tax advisor. Accordingly, it is suggested that each investor consult its own tax advisors with regard to the tax consequences to it of investing in notes or certificates.

    Tax Counsel will deliver its opinion that an Owner Trust for which no election to be treated as a corporation is made will not be an association or publicly traded partnership taxable as a corporation for federal income tax purposes. This opinion will be based on the assumption that the terms of the Related Documents will be complied with, and on Tax Counsel's conclusion that the nature of the

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
income of the Trust will exempt it from the rule that some publicly traded partnerships are taxable as corporations.

    If the Trust were taxable as a corporation for federal income tax purposes, the Trust would be subject to corporate income tax on its taxable income. The Trust's taxable income would include all its income on the Receivables, possibly reduced by its interest expense on the notes. Any corporate income tax could materially reduce cash available to make payments on the notes and the certificates, and Certificateholders could be liable for any tax of this type that is not paid by the Trust.

    TAX CONSEQUENCES TO OWNERS OF THE NOTES

    TREATMENT OF THE NOTES AS INDEBTEDNESS. The Seller and any Noteholders will agree, and the beneficial owners of the notes (the "Note Owners") will agree by their purchase of notes, to treat the notes as debt for federal income tax purposes. Tax Counsel will, except as otherwise provided in the related prospectus supplement, advise the Trust that the notes will be classified as debt for federal income tax purposes. The discussion below assumes this characterization of the notes is correct.

    OID, INDEXED SECURITIES, ETC. The discussion below assumes that all payments on the Notes are denominated in U.S. dollars, and that the notes are not Indexed Securities or Strip Notes. Moreover, the discussion assumes that the interest formula for the notes meets the requirements for "qualified stated interest" under Treasury regulations (the "OID regulations") relating to original issue discount ("OID"), and that any OID on the notes (i.e., any excess of the principal amount of the notes over their issue price) does not exceed a de minimis amount (i.e., 1/4% of their principal amount multiplied by the number of full years included in determining their weighted average maturity), all within the meaning of the OID regulations. In determining whether any OID on the notes is de minimis, the Seller expects to use a reasonable assumption regarding prepayments (a "Prepayment Assumption") to determine the weighted average maturity of the notes. If these conditions are not satisfied with respect to any given series of notes, additional tax considerations with respect to those notes will be disclosed in the applicable prospectus supplement.

    INTEREST INCOME ON THE NOTES. Based on the above assumptions, except as discussed in the following paragraph, the notes will not be considered issued with OID. The stated interest on the notes will be taxable to a Note Owner as ordinary interest income when received or accrued in accordance with that Note Owner's method of tax accounting. Under the OID regulations, a holder of a note issued with a de minimis amount of OID must include that OID in income, on a pro rata basis, as principal payments are made on the note. A purchaser who buys a note for more or less than its principal amount will generally be subject, respectively, to the premium amortization or market discount rules of the Code.

    A holder of a Note that has a fixed maturity date of not more than one year from the issue date of that Note (a "Short-Term Note") may be subject to special rules. An accrual basis holder of a Short-Term Note (and some cash method holders, including regulated investment companies, as set forth in Section 1281 of the Code) generally would be required to report interest income as interest accrues on a straight-line basis or under a constant yield method over the term of each interest period. Other cash basis holders of a Short-Term Note would, in general, be required to report interest income as interest is paid (or, if earlier, upon the taxable disposition of the Short-Term Note). However, a cash basis holder of a Short-Term Note reporting interest income as it is paid may be required to defer a portion of any interest expense otherwise deductible on indebtedness incurred to purchase or carry the Short-Term Note until the taxable disposition of the Short-Term Note. A cash basis taxpayer that is not required to report interest income as it accrues under Section 1281 may elect to accrue interest income on all nongovernment debt obligations with a term of one year or less, in which case the taxpayer would not be subject to the interest expense deferral rule referred to in the preceding sentence. Special rules apply if a Short-Term Note is purchased for more or less than its principal amount.

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    SALE OR OTHER DISPOSITION.  If a Note Owner sells a Note, the Note Owner will recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the holder's adjusted tax basis in the Note. The adjusted tax basis of a Note to a particular Note Owner will equal the Note Owner's cost for the Note, increased by any market discount, acquisition discount, OID and gain previously included in income by that Note Owner with respect to the Note and decreased by the amount of bond premium, if any, previously amortized and by the amount of payments of principal and OID previously received by that Note Owner with respect to that Note. Any gain or loss, and any gain or loss recognized on a prepayment of the notes, will be capital gain or loss if the note was held as a capital asset, except for gain representing accrued interest and accrued market discount not previously included in income. Capital losses generally may be used only to offset capital gains.

    FOREIGN OWNERS. Interest paid (or accrued) to a Note Owner who is not a U.S. Person (a "Foreign Owner") generally will be considered "portfolio interest," and generally will not be subject to United States federal income tax and withholding tax if the interest is not effectively connected with the conduct of a trade or business within the United States by the Foreign Owner and:

    1. the Foreign Owner is not actually or constructively a "10 percent shareholder" of the Trust or the Seller (including a holder of 10% of the outstanding certificates issued by the Trust) or a "controlled foreign corporation" with respect to which the Trust or the Seller is a "related person" within the meaning of the Code;

    2. the Foreign Owner is not a bank receiving interest described in Section 881(c)(3)(A) of the Code;

    3. the interest is not contingent interest described in Section 871(h)(4) of the Code; and

    4. the Foreign Owner does not bear specified relationships to any Certificateholder.

    To qualify for the exemption from taxation, the Foreign Owner must provide the applicable Trustee or other person who is otherwise required to withhold U.S. tax with respect to the notes with an appropriate statement (on Form W-8 or a similar form), signed under penalty of perjury, certifying that the Note Owner is a Foreign Owner and providing the Foreign Owner's name and address. If a Note is held through a securities clearing organization or other financial institution, the organization or institution may provide the relevant signed statement to the withholding agent; in that case, however, the signed statement must be accompanied by a Form W-8 or substitute form provided by the Foreign Owner and the Foreign Owner must notify the financial institution acting on its behalf of any changes to the information on the Form W-8 (or substitute form) within 30 days of that change. If interest paid to a Foreign Owner is not considered portfolio interest, then it will be subject to United States federal income and withholding tax at a rate of 30 percent, unless reduced or eliminated pursuant to an applicable tax treaty. In order to claim the benefit of any applicable tax treaty, the Foreign Owner must provide the applicable Trustee or other person who is required to withhold U.S. tax with respect to the notes with an appropriate statement (on Form 1001 or a similar form), signed under penalties of perjury, certifying that the Foreign Owner is entitled to benefits under the treaty.

    Any capital gain realized on the sale, redemption, retirement or other taxable disposition of a Note by a Foreign Owner will be exempt from United States federal income and withholding tax, provided that (1) that gain is not effectively connected with the conduct of a trade or business in the United States by the Foreign Owner and (2) in the case of an individual Foreign Owner, the Foreign Owner is not present in the United States for 183 days or more during the taxable year of disposition.

    As used in this prospectus, a "U.S. Person" means:

    1.  a citizen or resident of the United States;

    2. a corporation or a partnership organized in or under the laws of the United States or any political subdivision thereof;

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    3.  an estate, the income of which from sources outside the United States is includible in gross income for federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States; or

    4. a trust if (a) for taxable years beginning after December 31, 1996 (or for taxable years ending after August 20, 1996, if the Trustee has made an applicable election), a court within the U.S. is able to exercise primary supervision over the administration of the trust and one or more United States fiduciaries have authority to control all substantial decisions of the trust or (b) for all other tax years, such Trust is subject to United States federal income tax regardless of the source of its income (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

    BACKUP WITHHOLDING. Each Note Owner (other than an exempt Note Owner such as a corporation, tax-exempt organization, qualified pension and profit- sharing trust, individual retirement account or nonresident alien who provides certification as to status as a nonresident) will be required to provide, under penalty of perjury, a certificate (on Form W-9) providing the Note Owner's name, address, correct federal taxpayer identification number and a statement that the Note Owner is not subject to backup withholding. Should a nonexempt Note Owner fail to provide the required certification, the Trust will be required to withhold 31 percent of the amount otherwise payable to the Note Owner, and remit the withheld amount to the IRS. Any such amount withheld would be credited against the Note Owner's federal income tax liability.

    NEW WITHHOLDING REGULATIONS. Recently, the Treasury Department issued new regulations (the "New Regulations") which make certain modifications to the withholding, backup withholding and information reporting rules described above. The New Regulations attempt to unify certification requirements and modify reliance standards. The New Regulations will generally be effective for payments made after December 31, 2000, subject to certain transition rules. It is suggested that prospective investors consult their own tax advisors regarding the New Regulations.

    POSSIBLE ALTERNATIVE TREATMENTS OF THE NOTES. If, contrary to the opinion of Tax Counsel, the IRS successfully asserted that one or more of the notes did not represent debt for federal income tax purposes, the notes might be treated as equity interests in the Trust. If so treated, the Trust might be taxable as a corporation with the adverse consequences described above (and the taxable corporation would not be able to reduce its taxable income by deductions for interest expense on notes recharacterized as equity). Alternatively, and most likely in the view of Tax Counsel, the Trust might be treated as a publicly traded partnership that would not be taxable as a corporation because it would meet specified qualifying income tests. Nonetheless, treatment of the notes as equity interests in a publicly traded partnership could have adverse tax consequences to some holders. For example, income to some tax-exempt entities (including pension funds) may be "unrelated business taxable income," income to Foreign Owners may be subject to U.S. tax and cause Foreign Owners to be subject to U.S. tax return filing and withholding requirements, and individual Note Owners might be subject to some limitations on their ability to deduct their share of trust expenses.

    TAX CONSEQUENCES TO OWNERS OF THE CERTIFICATES

    TREATMENT OF THE TRUST AS A PARTNERSHIP. The Seller, the Servicer will agree, and the owners of the certificates (the "Certificate Owners") will agree by their purchase of certificates, to treat the Trust as a partnership for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the Trust, the partners of the partnership being the Certificate Owners (including the Seller in its capacity as recipient of payments from the Reserve Fund), and the notes being debt of the partnership. However, the proper characterization of the arrangement involving the Trust, the certificates, the notes, the Seller and the

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Servicer is not clear because there is no authority on transactions closely comparable to that contemplated in this prospectus.

    A variety of alternative characterizations are possible. For example, because the certificates have features characteristic of debt, the certificates might be considered debt of the Seller or the Trust. Any characterization of this type generally would not result in materially adverse tax consequences to Certificate Owners as compared to the consequences from treatment of the certificates as equity in a partnership, described below. The following discussion assumes that the certificates represent equity interests in a partnership.

    INDEXED SECURITIES, ETC. The following discussion assumes that all payments on the certificates are denominated in U.S. dollars, none of the certificates are Indexed Securities or Strip Certificates, and that a series of Securities includes a single class of certificates. If these conditions are not satisfied with respect to any given series of certificates, additional tax considerations with respect to those certificates will be disclosed in the applicable prospectus supplement.

    PARTNERSHIP TAXATION. As a partnership, the Trust will not be subject to federal income tax. Rather, each Certificate Owner will be required to separately take into account that holder's allocated share of income, gains, losses, deductions and credits of the Trust. The Trust's income will consist primarily of interest and finance charges earned on the Receivables (including appropriate adjustments for market discount, OID and bond premium) and any gain upon collection or disposition of Receivables. The Trust's deductions will consist primarily of interest accruing with respect to the notes, servicing and other fees, and losses or deductions upon collection or disposition of Receivables.

    The tax items of a partnership are allocable to the partners in accordance with the Code, Treasury regulations and the partnership agreement (here, the Trust Agreement and related documents). In the Trust Agreement, the Certificate Owners will agree that the yield on a Certificate is intended to qualify as a "guaranteed payment" and not as a distributive share of partnership income. A guaranteed payment would be treated by a Certificate Owner as ordinary income, but may well not be treated as interest income. The Trust Agreement will provide that, to the extent that the treatment of the yield on a Certificate as a guaranteed payment is not respected, the Certificate Owners of each class of certificates will be allocated taxable income of the Trust for each month equal to the sum of:

    1. the interest that accrues on the certificates in accordance with their terms for that month, including interest accruing at the Pass Through Rate for that month and interest on amounts previously due on the certificates but not yet paid;

    2. any Trust income attributable to discount on the Receivables that corresponds to any excess of the principal amount of the certificates over their initial issue price;

    3.  prepayment premium payable to the Certificate Owners for that month; and

    4. any other amounts of income payable to the Certificate Owners for that month.

    That allocation will be reduced by any amortization by the Trust of premium on Receivables that corresponds to any excess of the issue price of certificates over their principal amount. All remaining taxable income of the Trust will be allocated to the Seller. Except as provided below, losses and deductions generally will be allocated to the Certificate Owners only to the extent the Certificate Owners are reasonably expected to bear the economic burden of those losses or deductions. Any losses allocated to Certificate Owners could be characterized as capital losses, and the Certificate Owners generally would only be able to deduct those losses against capital gain income, and deductions would be subject to the limitations set forth below. Accordingly, a Certificate Owner's taxable income from the Trust could exceed the cash it is entitled to receive from the Trust.

    Based on the economic arrangement of the parties, this approach for allocating Trust income and loss should be permissible under applicable Treasury regulations, although no assurance can be given

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
that the IRS would not require a greater amount of income to be allocated to Certificate Owners. Moreover, even under the foregoing method of allocation, Certificate Owners may be allocated income equal to the entire Pass Through Rate plus the other items described above even though the Trust might not have sufficient cash to make current cash payments of that amount. Thus, cash basis Certificate Owners will, in effect, be required to report income from the certificates on the accrual basis and Certificate Owners may become liable for taxes on Trust income even if they have not received cash from the Trust to pay those taxes. In addition, because tax allocations and tax reporting will be done on a uniform basis for all Certificate Owners but Certificate Owners may be purchasing certificates at different times and at different prices, Certificate Owners may be required to report on their tax returns taxable income that is greater or less than the amount reported to them by the Trust.

    For each taxable year of the Certificate Owner, the Certificate Owner will be required to report items of income, loss and deduction allocated to them by the Trust for the Trust's taxable year that ends on or before the last day of that taxable year of the Certificate Owner. The Code prescribes rules for determining the taxable year of the Trust. It is likely that, under these rules, the taxable year of the Trust will be the calendar year. However, in the event that all of the Certificate Owners possessing a 5 percent or greater interest in the equity or profits of the Trust share a taxable year that is other than the calendar year, the Trust could be required to use that year as its taxable year.

    A significant portion of the taxable income allocated to a Certificate Owner that is a pension, profit sharing or employee benefit plan or other tax-exempt entity (including an individual retirement account) generally will constitute "unrelated business taxable income" taxable to that Certificate Owner under the Code.

    An individual taxpayer's share of expenses of the Trust (including fees to the Servicer but not interest expense) would be miscellaneous itemized deductions. Those deductions might be disallowed to the individual in whole or in part and might result in that Certificate Owner being taxed on an amount of income that exceeds the amount of cash actually paid to that Certificate Owner over the life of the Trust.

    The Trust intends to make all tax calculations relating to income and allocations to Certificate Owners on an aggregate basis. If the IRS were to require that those calculations be made separately for each Receivable, the Trust might be required to incur additional expense but it is believed that there would not be a material adverse effect on Certificate Owners.

    DISCOUNT AND PREMIUM. It is believed that the Receivables were not issued with OID, and, therefore, the Trust should not have OID income. However, the purchase price paid by the Trust for the Receivables may be greater or less than the remaining principal balance of the Receivables at the time of purchase. If so, the Receivables will have been acquired at a premium or discount, as the case may be. (As indicated above, the Trust will make this calculation on an aggregate basis, but might be required to recompute it on a Receivable-by-Receivable basis.)

    If the Trust acquires the Receivables at a market discount or premium, the Trust will elect to include that discount in income currently as it accrues over the life of the Receivables or to offset any that premium against interest income on the Receivables. As indicated above, a portion of the market discount income or premium deduction may be allocated to Certificate Owners.

    SECTION 708 TERMINATION. Under Section 708 of the Code, the Trust will be deemed to terminate for federal income tax purposes if 50% or more of the capital and profits interests in the Trust are sold or exchanged within a 12-month period. If that termination occurs, the Trust will be considered to transfer all of it assets and liabilities to a new partnership in exchange for an interest in the new partnership, after which the Trust would be deemed to distribute interests in the new partnership to Certificate Owners (including the purchasing partner who caused the termination) in liquidation of the terminated partnership. The Trust will not comply with technical requirements that might apply when a

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
constructive termination occurs. As a result, the Trust may be subject to tax penalties and may incur additional expenses if it is required to comply with those requirements. Furthermore, the Trust might not be able to comply due to lack of data.

    DISPOSITION OF CERTIFICATES. Generally, capital gain or loss will be recognized on a sale of certificates in an amount equal to the difference between the amount realized and the seller's tax basis in the certificates sold. A Certificate Owner's tax basis in a certificate will generally equal the Certificate Owner's cost increased by the Certificate Owner's share of Trust income (includible in income) and decreased by any payments received with respect to that certificate. In addition, both the tax basis in the certificates and the amount realized on a sale of a Certificate would include the Certificate Owner's share of the notes and other liabilities of the Trust. A Certificate Owner acquiring certificates at different prices may be required to maintain a single aggregate adjusted tax basis in those certificates, and, upon sale or other disposition of some of the certificates, allocate a portion of that aggregate tax basis to the certificates sold (rather than maintaining a separate tax basis in each certificate for purposes of computing gain or loss on a sale of that certificate).

    Any gain on the sale of a certificate attributable to the holder's share of unrecognized accrued market discount on the Receivables would generally be treated as ordinary income to the holder and would give rise to special tax reporting requirements. The Trust does not expect to have any other assets that would give rise to those special reporting requirements. Thus, to avoid those special reporting requirements, the Trust will elect to include market discount in income as it accrues.

    If a Certificate Owner is required to recognize an aggregate amount of income (not including income attributable to disallowed itemized deductions described above) over the life of the certificates that exceeds the aggregate cash payments with respect thereto, the excess will generally give rise to a capital loss upon the retirement of the certificates.

    ALLOCATIONS BETWEEN TRANSFERORS AND TRANSFEREES. In general, the Trust's taxable income and losses will be determined monthly and the tax items for a particular calendar month will be apportioned among the Certificate Owners in proportion to the principal amount of certificates owned by them as of the close of the last day of that month. As a result, a Certificate Owner purchasing certificates may be allocated tax items (which will affect its tax liability and tax basis) attributable to periods before the Certificate Owner actually owned the certificates.

    The use of a monthly convention may not be permitted by existing regulations. If a monthly convention is not allowed (or only applies to transfers of less than all of the partner's interest), taxable income or losses of the Trust might be reallocated among the Certificate Owners. The Seller is authorized to revise the Trust's method of allocation between transferors and transferees to conform to a method permitted by future regulations.

    SECTION 754 ELECTION. In the event that a Certificate Owner sells its certificates at a profit (loss), the purchasing Certificate Owner will generally have a higher (or lower) basis in the certificates than the selling Certificate Owner had. The tax basis of the Trust's assets will not be adjusted to reflect that higher (or lower) basis unless the Trust were to file an election under
Section 754 of the Code. In order to avoid the administrative complexities that would be involved in keeping accurate accounting records, as well as potentially onerous information reporting requirements, the Trust will not make that election. As a result, Certificate Owners might be allocated a greater or lesser amount of Trust income than would be appropriate based on their own purchase price for certificates.

    ADMINISTRATIVE MATTERS. The Trustee is required to keep or have kept complete and accurate books of the Trust. These books will be maintained for financial reporting and tax purposes on an accrual basis and the fiscal year of the Trust will be set forth in the applicable prospectus supplement. The Trustee will file a partnership information return (IRS Form 1065) with the IRS for each taxable year of the Trust and will report each Certificate Owner's allocable share of items of Trust income and

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
expense to holders and the IRS on Schedule K-1. The Trust will provide the Schedule K-1 information to nominees that fail to provide the Trust with the information statement described below and those nominees will be required to forward that information to the beneficial owners of the certificates. Generally, Certificate Owners must file tax returns that are consistent with the information return filed by the Trust or be subject to penalties unless the holder notifies the IRS of all those inconsistencies.

    Under Section 6031 of the Code, any person that holds certificates as a nominee at any time during a calendar year is required to furnish the Trust with a statement containing specified information on the nominee, the Certificate Owners and the certificates so held. The information includes (1) the name, address and taxpayer identification number of the nominee and (2) as to each Certificate Owner (x) the name, address and identification number of that person, (y) whether that person is a United States person, a tax-exempt entity or a foreign government, an international organization, or any wholly-owned agency or instrumentality of either of the foregoing, and (z) specified information on certificates that were held, bought or sold on behalf of that person throughout the year. In addition, brokers and financial institutions that hold certificates through a nominee are required to furnish directly to the Trust information as to themselves and their ownership of certificates. A clearing agency registered under Section 17A of the Exchange Act is not required to furnish any information statement of this type to the Trust. The information referred to above for any calendar year must be furnished to the Trust on or before the following January 31. Nominees, brokers and financial institutions that fail to provide the Trust with the information described above may be subject to penalties.

    The Seller will be designated as the tax matters partner in the related Trust Agreement, and as such is designated to receive notice on behalf of, and to provide notice to those Certificate Owners not receiving notice from, the IRS, and to represent the Certificate Owners in any dispute with the IRS. The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the Trust by the appropriate taxing authorities could result in an adjustment of the returns of the Certificate Owners, and, under some circumstances, a Certificate Owner may be precluded from separately litigating a proposed adjustment to the items of the Trust. As the tax matters partner, the Seller may enter into a binding settlement on behalf of all Certificate Owners with a less than 1 percent interest in the Trust (except for any group of those Certificate Owners with an aggregate interest of 5 percent or more in Trust profits that elects to form a notice group or Certificate Owners who otherwise notify the IRS that the Seller is not authorized to settle on their behalf). In the absence of a proceeding at the Trust level, a Certificate Owner under some circumstances may pursue a claim for credit or refund on his own behalf by filing a request for administrative adjustment of a Trust item. It is suggested that each Certificate Owner consult its own tax advisor with respect to the impact of these procedures on its particular case. An adjustment could also result in an audit of a Certificate Owner's returns and adjustments of items not related to the income and losses of the Trust.

    TAX CONSEQUENCES TO FOREIGN CERTIFICATE OWNERS. It is not clear whether the Trust would be considered to be engaged in a trade or business in the United States for purposes of federal withholding taxes with respect to a Certificate Owner who is not a U.S. Person (a "Foreign Certificate Owner") because there is no clear authority dealing with that issue under facts substantially similar to those described in this prospectus. Although it is not expected that the Trust would be engaged in a trade or business in the United States for those purposes, the Trust will withhold as if it were so engaged in order to protect the Trust from possible adverse consequences of a failure to withhold. The Trust expects to withhold on the portion of its taxable income that is allocable to Foreign Certificate Owners pursuant to Section 1446 of the Code, as if that income were effectively connected to a U.S. trade or business, at a rate of 35% for Foreign Certificate Owners that are taxable as corporations and

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
39.6% for all other Foreign Certificate Owners. Subsequent adoption of Treasury regulations or the issuance of other administrative pronouncements may require the Trust to change its withholding procedures. In determining a holder's withholding status, the Trust may rely on IRS Form W-8, IRS Form W-9 or the holder's certification of nonforeign status signed under penalty of perjury.

    Each Foreign Certificate Owner might be required to file a U.S. individual or corporate income tax return (including, in the case of a corporation, the branch profits tax) on its share of the Trust's income. Each Foreign Certificate Owner must obtain a taxpayer identification number from the IRS and submit that number to the Trust on Form W-8 in order to assure appropriate crediting of the taxes withheld. A Foreign Certificate Owner generally would be entitled to file with the IRS a claim for refund with respect to taxes withheld by the Trust, taking the position that no taxes were due because the Trust was not engaged in a U.S. trade or business. However, interest payments made (or accrued) to a Foreign Certificate Owner generally will be considered guaranteed payments to the extent those payments are determined without regard to the income of the Trust. If these interest payments are properly characterized as guaranteed payments, then the interest will not be considered "portfolio interest," in which case Certificate Owners would be subject to United States federal income tax and withholding tax at a rate of 30 percent, unless reduced or eliminated pursuant to an applicable treaty. In that case, a Foreign Certificate Owner would only be entitled to claim a refund for that portion of the taxes in excess of the taxes that should be withheld with respect to the guaranteed payments.

    BACKUP WITHHOLDING. Payments made on the certificates and proceeds from the sale of the certificates will be subject to a backup withholding tax of 31% if, in general, the Certificate Owner fails to comply with specified identification procedures, unless the holder is an exempt recipient under applicable provisions of the Code. See "--Tax Consequences to Owners of the Notes--Backup Withholding" above.

TAX TREATMENT OF GRANTOR TRUSTS

    TAX CHARACTERIZATION OF THE TRUST AS A GRANTOR TRUST. The following general discussion of the anticipated federal income tax consequences of the purchase, ownership and disposition of the certificates of a Trust nominally referred to as a "grantor trust" in the applicable prospectus supplement (a "Grantor Trust"), to the extent it relates to matters of law or legal conclusions with respect thereto, represents the opinion of Tax Counsel to each Grantor Trust with respect to the related series on the material matters associated with those consequences, subject to the qualifications set forth in this prospectus. In addition, Tax Counsel has prepared or reviewed the statements in this prospectus under the heading "Material Income Tax Consequences--Tax Treatment of Grantor Trusts," and is of the opinion that those statements are correct in all material respects. Those statements are intended as an explanatory discussion of the possible effects of the classification of any Trust as a grantor trust for federal income tax purposes on investors generally and of related tax matters affecting investors generally, but do not purport to furnish information in the level of detail or with the attention to an investor's specific tax circumstances that would be provided by an investor's own tax advisor. Accordingly, it is suggested that each investor consult its own tax advisors with regard to the tax consequences to it of investing in certificates.

    Tax Counsel will deliver its opinion that the Grantor Trust will not be classified as an association taxable as a corporation and that the Trust will be classified as a grantor trust under subpart E, Part I of subchapter J of Chapter 1 of Subtitle A of the Code. In this case, owners of certificates (referred to as "Grantor Trust Certificateholders") could be considered to own either (1) an undivided interest in a single debt obligation held by the Trust and having a principal amount equal to the total stated principal amount of the Receivables and an interest rate equal to the relevant Pass Through Rate or (2) an interest in each of the Receivables and any other Trust property. The certificates issued by a Trust that is treated as a grantor trust are referred to as "Grantor Trust Certificates."

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    The determination of whether the economic substance of a property transfer is a sale or a loan secured by the transferred property has been made by the IRS and the courts on the basis of numerous factors designed to determine whether the transferor has relinquished (and the transferee has obtained) substantial incidents of ownership in the property. Among those factors, the primary factors examined are whether the transferee has the opportunity to gain if the property increases in value, and has the risk of loss if the property decreases in value.

    The relevant pooling and servicing agreement will express the intent of the Seller to sell, and the Grantor Trust Certificateholders to purchase, the Receivables, and the Seller and each Grantor Trust Certificateholder, by accepting a beneficial interest in a Certificate, will agree to treat the certificates as ownership interests in the Receivables and any other Trust property.

    TREATMENT AS DEBT OBLIGATION. If a Grantor Trust Certificateholder was considered to own an undivided interest in a single debt obligation, the principles described under "--Tax Treatment of Owner Trusts--Tax Consequences to Owners of the Notes" would apply. Each Grantor Trust Certificateholder, rather than reporting its share of the interest accrued on each Receivable, would, in general, be required to include in income interest accrued or received on the principal amount of the certificates at the relevant Pass Through Rate in accordance with its usual method of accounting.

    The certificates would be subject to the original issue discount ("OID") rules, described below under "--Stripped Bonds and Stripped Coupons" and "--Original Issue Discount." In determining whether any OID on the certificates is de minimis, the Seller expects to use a reasonable Prepayment Assumption to determine the weighted average life of the certificates. OID includible in income for any accrual period (generally, the period between payment dates) would generally be calculated using a Prepayment Assumption and an anticipated yield established as of the date of initial sale of the certificates, and would increase or decrease to reflect prepayments at a faster or slower rate than anticipated. The certificates would also be subject to the market discount provisions of the Code to the extent that a Grantor Trust Certificateholder purchased those certificates at a discount from the initial issue price (as adjusted to reflect prior accruals of OID).

    The remainder of the discussion in this prospectus assumes that a Grantor Trust Certificateholder will be treated as owning an interest in each Receivable (and the proceeds therefrom), any right to receive Yield Supplement Deposits and any other Trust property, although for administrative convenience, the Servicer will report information on an aggregate basis (as though all of the Receivables and the Yield Supplement Agreement were a single obligation). The amount and, in some instances, character, of the income reported to a Grantor Trust Certificateholder may differ under this method for a particular period from that which would be reported if income were reported on a precise asset-by-asset basis.

    CHARACTERIZATION. Each Grantor Trust Certificateholder will be treated as the owner of a pro rata undivided interest in the interest and principal portions of the Trust represented by the Grantor Trust Certificates and will be considered the equitable owner of a pro rata undivided interest in each of the Receivables in the Trust, any right to receive Yield Supplement Deposits, and any other Trust property. Any amounts received by a Grantor Trust Certificateholder in lieu of amounts due with respect to any Receivable because of a default or delinquency in payment will be treated for federal income tax purposes as having the same character as the payments they replace.

    For federal income tax purposes, the Seller will be treated as having retained a fixed portion of the interest due on each Receivable having an annual percentage rate in excess of the sum of the applicable Pass Through Rate and the Servicing Rate (each, a "High Yield Receivable") equal to the difference between
(1) the annual percentage rate of the Receivable and (2) the sum of the applicable Pass Through Rate and the Servicing Rate (the "Retained Yield"). The Retained Yield will be treated as "stripped coupons" within the meaning of
Section 1286 of the Code, and the Stripped Receivables will be treated as "stripped bonds." See "--Stripped Bonds and Stripped Coupons" below. Accordingly,

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each Grantor Trust Certificateholder will be treated as owning its pro rata percentage interest in (1) payments received under any Yield Supplement Agreement, and (2) the principal of, and interest payable on, each Receivable (minus the Retained Yield on the High Yield Receivables).

    Those Receivables that bear interest at a rate which is less than or equal to the sum of the applicable Pass Through Rate and the Servicing Rate (the "Low Yield Receivables") will not be treated as stripped bonds. Instead, Yield Supplement Deposits will be payable to eliminate the difference between the actual yield on each Low Yield Receivable and the yield the Receivable would have had if its interest rate had equaled the sum of the applicable Pass Through Rate and the Servicing Rate. See "--Yield Supplement Deposits" below.

    Each Grantor Trust Certificateholder will be required to report on its federal income tax return in accordance with that Grantor Trust Certificateholder's method of accounting its pro rata share of the entire income from the Receivables in the Trust represented by Grantor Trust Certificates, including interest, OID (if any), prepayment fees, assumption fees, any gain recognized upon an assumption, late payment charges received by the Servicer and any gain recognized upon collection or disposition of the Receivables (but not including any portion of the Retained Yield). A Grantor Trust Certificateholder will also be required to report under its usual method of accounting any payments received under any Yield Supplement Agreement to the extent that these payments are treated as income. Under Sections 162 or 212, each Grantor Trust Certificateholder will be entitled to deduct its pro rata share of Base Servicing Fees, prepayment fees, assumption fees, any loss recognized upon an assumption and late payment charges retained by the Servicer, provided that those amounts are reasonable compensation for services rendered to the Trust. Grantor Trust Certificateholders that are individuals, estates or trusts will be entitled to deduct their share of expenses only to the extent those expenses plus all other Section 212 expenses exceed two percent of its adjusted gross income. In addition, Grantor Trust Certificateholders who are individuals may be subject to additional deduction limitations based on adjusted gross income.

    A Grantor Trust Certificateholder using the cash method of accounting must take into account its pro rata share of income and deductions as and when collected by or paid to the Servicer. A Grantor Trust Certificateholder using an accrual method of accounting must take into account its pro rata share of income and deductions as they become due or are paid to the Servicer, whichever is earlier. Because (1) interest accrues on the Receivables over differing monthly periods and is paid in arrears and (2) interest collected on a Receivable generally is paid to Certificateholders in the following month, the amount of interest accruing to a Grantor Trust Certificateholder during any calendar month will not equal the interest distributed in that month. The actual amount of discount on a Receivable will be includible in income as principal payments are received on the Receivables. If the Base Servicing Fees paid to the Servicer are deemed to exceed reasonable servicing compensation, the amount of that excess could be considered as an ownership interest retained by the Servicer (or any person to whom the Servicer assigned for value all or a portion of the Base Servicing Fees) in a portion of the interest payments on the Receivables. The Receivables would then be subject to the "stripped bond" and "stripped coupons" rules of the Code discussed below.

    DISCOUNT AND PREMIUM. In determining whether a Grantor Trust Certificateholder has purchased its interest in the Receivables (or any Receivable) held by the related Trust at a discount or premium and whether the Receivables (or any Receivable) have OID, market discount, or amortizable premium, a portion of the purchase price of a Certificate should be allocated to the Grantor Trust Certificateholder's undivided interest in accrued but unpaid interest, amounts collected at the time of purchase but not distributed, and rights to receive Yield Supplement Deposits. As a result, the portion of the purchase price allocable to a Grantor Trust Certificateholder's undivided interest in the Receivables (or any Receivable) will be increased or decreased, as applicable, and the potential OID, market discount, or amortizable premium on the Receivables (or any Receivable) could be increased or decreased accordingly.

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    PREMIUM.  A Grantor Trust Certificateholder that acquires an interest in
Receivables at a premium over the "stated redemption price at maturity" of the Receivables may elect to amortize that premium under a constant interest method. Amortizable bond premium will be treated as an offset to interest income on that Grantor Trust Certificate. The basis for that Grantor Trust Certificate will be reduced to the extent that amortizable premium is applied to offset interest payments. It is not clear whether a reasonable prepayment assumption should be used in computing amortization of premium allowable under Section 171. With some exceptions, a Grantor Trust Certificateholder that makes this election for a Grantor Trust Certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that the Grantor Trust Certificateholder holds during the year of the election or thereafter. Absent an election to amortize bond premium, the premium will be deductible as an ordinary loss upon disposition of the Certificate or pro rata as principal is paid on the Receivables.

    If a premium is not subject to amortization using a reasonable prepayment assumption, the holder of a Grantor Trust Certificate acquired at a premium should recognize a loss if a Receivable prepays in full, equal to the difference between the portion of the prepaid principal amount of that Receivable that is allocable to the Grantor Trust Certificate and the portion of the adjusted basis of the Grantor Trust Certificate that is allocable to that Receivable. If a reasonable prepayment assumption is used to amortize that premium, it appears that that loss would be available, if at all, only if prepayments have occurred at a rate faster than the reasonable assumed prepayment rate. It is not clear whether any other adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.

    STRIPPED BONDS AND STRIPPED COUPONS. Although the tax treatment of stripped bonds is not entirely clear, based on recent guidance from the IRS, each purchaser of a Grantor Trust Certificate will be treated as the purchaser of a stripped bond (to the extent that the Receivables consist of High Yield Receivables) which generally should be treated as a single debt instrument issued on the day it is purchased for purposes of calculating any original issue discount. Generally, under applicable Treasury regulations (the "Section 1286 Treasury Regulations"), if the discount on a stripped bond is larger than a de minimis amount (as calculated for purposes of the OID rules of the Code), that stripped bond will be considered to have been issued with OID. See "--Original Issue Discount." Based on the preamble to the Section 1286 Treasury Regulations, Tax Counsel is of the opinion that, although the matter is not entirely clear, the interest income on the certificates at the sum of the Pass Through Rate and the portion of the Servicing Rate that does not constitute excess servicing will be treated as "qualified stated interest" within the meaning of the Section 1286 Treasury Regulations. The Trustee will treat that income in this manner for tax information reporting purposes. In this case, the amount of OID on a High Yield Receivable will equal the amount by which the purchase price of a High Yield Receivable is less than the portion of the remaining principal balance of the Receivable allocable to the interest acquired.

    ORIGINAL ISSUE DISCOUNT. The IRS has stated in published rulings that, in circumstances similar to those described in this prospectus, the special rules of the Code relating to OID will be applicable to a Grantor Trust Certificateholder's interest in those Receivables meeting the conditions necessary for these rules to apply. Generally, a Grantor Trust Certificateholder that acquires an undivided interest in a Receivable issued or acquired with OID must include in gross income the sum of the "daily portions," as defined below, of the OID on that Receivable for each day on which it owns a Certificate, including the date of purchase but excluding the date of disposition. In the case of an original Grantor Trust Certificateholder, the daily portions of OID with respect to a Receivable generally would be determined as follows. A calculation will be made of the portion of OID that accrues on the Receivable during each successive monthly accrual period (or shorter period in respect of the date of original issue or the final Payment Date). This will be done, in the case of each full monthly accrual period, by adding (1) the present value of all remaining payments to be received on the Receivable

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under the Prepayment Assumption used in respect of the Receivables and (2) any payments received during that accrual period, and subtracting from that total the "adjusted issue price" of the Receivable at the beginning of that accrual period. No representation is made that the Receivables will prepay at any prepayment assumption. The "adjusted issue price" of a Receivable at the beginning of the first accrual period is the amount of the purchase price paid by the Grantor Trust Certificateholder for the Certificate that is allocable to the Receivable, and the "adjusted issue price" of a Receivable at the beginning of a subsequent accrual period is the "adjusted issue price" at the beginning of the immediately preceding accrual period plus the amount of OID allocable to that accrual period and reduced by the amount of any payment on the Receivable (other than "qualified stated interest") made at the end of or during that accrual period. The OID accruing during that accrual period will then be divided by the number of days in the period to determine the daily portion of OID for each day in the period. With respect to an initial accrual period shorter than a full monthly accrual period, the daily portions of OID must be determined according to a reasonable method, provided that that method is consistent with the method used to determine the yield to maturity of the Receivables.

    If the amount of OID is de minimis under the rule set forth above, a High Yield Receivable would not be treated as having OID. The actual amount of discount on a High Yield Receivable would be includible in income as principal payments are received on the Receivable, in the proportion that each principal payment bears to the total principal amount of the Receivable.

    With respect to the Receivables, the method of calculating OID as described above will cause the accrual of OID to either increase or decrease (but never below zero) in any given accrual period to reflect the fact that prepayments are occurring at a faster or slower rate than the prepayment assumption used in respect of the Receivables. Subsequent purchasers that purchase Receivables at more than a de minimis discount should consult their tax advisors with respect to the proper method to accrue that OID.

    YIELD SUPPLEMENT DEPOSITS. The proper Federal income tax characterization of the Yield Supplement Deposits is not clear. Moreover, the sum of the income and deductions properly reportable by a Grantor Trust Certificateholder in any taxable year may not equal the amounts that would be reportable if a Grantor Trust Certificateholder held instead of an interest in the Receivables and in the Yield Supplement Agreement either (1) a debt instrument bearing interest at the applicable Pass Through Rate or (2) an interest in a trust holding Receivables each of which bears interest at a rate at least equal to the sum of the Pass Through Rate plus the Servicing Rate. It is likely that the right to receive Yield Supplement Deposits will be treated as a separate asset purchased by each Grantor Trust Certificateholder, in which case a portion of each Grantor Trust Certificateholder's purchase price or other tax basis in the Certificate equal to the fair market value of the right to receive the Yield Supplement Deposits should be allocated to the right to receive payments of Yield Supplement Deposits. The right to receive Yield Supplement Deposits may be treated as a loan made by a Grantor Trust Certificateholder to the Seller in an amount equal to the present value, discounted at a rate equal to the sum of the applicable Pass Through Rate and the Servicing Rate, of the projected Yield Supplement Deposits. In that event, a portion of the Yield Supplement Deposits generally representing a yield equal to the applicable Pass Through Rate plus the Servicing Rate on such discounted value should be treated as interest includible in income as accrued or received, and the remainder should be treated as a return of the principal amount of the deemed loan. Alternatively, it is possible that the entire amount of each Yield Supplement Deposit should be included in income as accrued or received, in which event a Grantor Trust Certificateholder should also be entitled to amortize the portion of its purchase price allocable to its right to receive Yield Supplement Deposits. The method of calculating that amortization is unclear, and could result in the inclusion of greater amounts of income than a Grantor Trust Certificateholder's actual yield on a Receivable. Alternatively, it is possible that the Yield Supplement Deposits could be treated as payments adjusting the purchase price of the Low Yield Receivables, rather than as a separate asset. In that event, a Grantor Trust Certificateholder could be

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treated as having purchased each Low Yield Receivable at a discount (which may consist of imputed interest, market discount, or both) that, combined with the actual coupon rate of the Receivable, produces a yield equal to the sum of the applicable Pass Through Rate and the Servicing Rate. It is not clear whether, and to what extent, the amounts includible in income or amortizable under any of these methods would be adjusted to take account of prepayments on the Receivables. Moreover, it is possible that the IRS might contend that none of the above methods is appropriate, and that income with respect to the Yield Supplement Agreement should be reported by a Grantor Trust Certificateholder in some other manner. In addition, to the extent that the amounts payable pursuant to Yield Supplement Agreement decline during any period by reason of prepayments on the Receivables, it is possible that a portion of the amount amortizable by the Grantor Trust Certificateholder during that period would be treated as a capital loss (which would not offset ordinary income), rather than as an ordinary deduction. It is suggested that Grantor Trust Certificateholders consult their tax advisors regarding the appropriate method of accounting for income attributable to the Yield Supplement Agreement.

    MARKET DISCOUNT. A Grantor Trust Certificateholder that acquires an undivided interest in Receivables may be subject to the market discount rules of Sections 1276 through 1278 to the extent an undivided interest in a Receivable is considered to have been purchased at a "market discount." Generally, the amount of market discount is equal to the excess of the portion of the principal amount of that Receivable allocable to that holder's undivided interest in the Receivable over that holder's tax basis in that interest. Market discount with respect to a Receivable will be considered to be zero if the amount allocable to the Receivable is less than 0.25% of the Receivable's stated redemption price at maturity multiplied by the weighted average maturity remaining after the date of purchase. Treasury regulations implementing the market discount rules have not yet been issued; therefore, it is suggested that investors consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under Code Sections 1276 through 1278.

    The Code provides that any principal payment (whether a scheduled payment or a prepayment) or any gain on disposition of a market discount bond shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of that payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

    The Code also grants the Treasury Department authority to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment. While the Treasury Department has not yet issued regulations, rules described in the relevant legislative history will apply. Under those rules, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest rate or according to one of the following methods. If a Grantor Trust Certificate is issued with respect to which there is OID, the amount of market discount that accrues during any accrual period would be equal to the product of (1) the total remaining market discount and (2) a fraction, the numerator of which is the OID accruing during the period and the denominator of which is the total remaining OID at the beginning of the accrual period. If a Grantor Trust Certificate is issued with respect to which there is no OID, the amount of market discount that accrues during a period is equal to the product of (1) the total remaining market discount and (2) a fraction, the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the accrual period. For purposes of calculating market discount under any of the above methods in the case of instruments (such as the Grantor Trust Certificates) that provide for payments that may be accelerated by reason of prepayments of other obligations securing those instruments, the same prepayment assumption applicable to calculating the accrual of OID will apply. Because the regulations described above have not been issued, it is

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impossible to predict what effect those regulations might have on the tax treatment of a Grantor Trust Certificate purchased at a discount or premium in the secondary market.

    A holder who acquired a Grantor Trust Certificate at a market discount also may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry that Grantor Trust Certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any deferred interest expense would not exceed the market discount that accrues during that taxable year and is, in general, allowed as a deduction not later than the year in which the market discount is includible in income. If that holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by the holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

    ELECTION TO TREAT ALL INTEREST AS OID. The OID regulations permit a Grantor Trust Certificateholder to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method. If that election were to be made with respect to a Grantor Trust Certificate with market discount, the Grantor Trust Certificateholder would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that that Grantor Trust Certificateholder acquires during the year of the election or thereafter. Similarly, a Grantor Trust Certificateholder that makes this election for a Grantor Trust Certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that that Grantor Trust Certificateholder owns or acquires. See "--Premium" in this prospectus. The election to accrue interest, discount and premium on a constant yield method with respect to a Grantor Trust Certificate is irrevocable except with the approval of the IRS.

    SALE OR EXCHANGE OF A GRANTOR TRUST CERTIFICATE. Sale or exchange of a Grantor Trust Certificate prior to its maturity will result in gain or loss equal to the difference, if any, between the amount received and the owner's adjusted basis in the Grantor Trust Certificate. The adjusted basis generally will equal the seller's purchase price for the Grantor Trust Certificate, increased by any market discount, OID and gain previously included in the seller's gross income with respect to the Grantor Trust Certificate, and reduced by the amount of any premium, if any, previously amortized and by the amount of any payments of principal and OID on the Grantor Trust Certificate previously received by the seller. That gain or loss will be capital gain or loss to an owner for which a Grantor Trust Certificate is a "capital asset" within the meaning of Section 1221, and will be long-term or short-term depending on whether the Grantor Trust Certificate has been owned for the long-term capital gain holding period (currently more than one year).

    A Grantor Trust Certificate will be an "evidence of indebtedness" within the meaning of Section 582(c)(1), so that gain or loss recognized from the sale of a Grantor Trust Certificate by a bank or a thrift institution to which that section applies will be treated as ordinary income or loss.

    FOREIGN PERSONS. Generally, interest or OID paid by the person required to withhold tax under Section 1441 or 1442 to (1) a Grantor Trust Certificateholder that is not a U.S. Person (as defined under "--Tax Treatment of Owner Trusts--Tax Consequences to Owners of the Notes--Foreign Owners") (a "Foreign Grantor Trust Certificateholder") or (2) a person holding on behalf of a Foreign Grantor Trust Certificateholder, as well as accrued OID recognized by the Foreign Grantor Trust Certificateholder on the sale or exchange of that Grantor Trust Certificate, will not be subject to withholding to the extent that a Grantor Trust Certificate evidences ownership in Receivables issued after July 18, 1984 by natural persons, if that Foreign Grantor Trust Certificateholder complies with specified identification requirements (including delivery of a statement, signed by the Foreign Grantor Trust Certificateholder under penalty of perjury, certifying that that Foreign Grantor Trust

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Certificateholder is not a U.S. Person and providing the name and address of that Foreign Grantor Trust Certificateholder). Additional restrictions apply to Receivables where the obligor is not a natural person in order to qualify for the exemption from withholding.

    Although it is not entirely clear, it is likely that amounts received by a Foreign Grantor Trust Certificateholder that are attributable to payments of Yield Supplement Deposits received pursuant to any Yield Supplement Agreement generally would not be subject to withholding tax. It is suggested that Foreign Grantor Trust Certificateholders consult their tax advisors regarding the withholding tax consequences of amounts received on the Grantor Trust Certificates that are attributable to payments of Yield Supplement Deposits received pursuant to any Yield Supplement Agreement.

    INFORMATION REPORTING AND BACKUP WITHHOLDING. The Servicer will furnish or make available, within a reasonable time after the end of each calendar year, to each person who was a Grantor Trust Certificateholder at any time during that year, that information as may be deemed necessary or desirable to assist Grantor Trust Certificateholders in preparing their federal income tax returns, or to enable holders to make that information available to beneficial owners or financial intermediaries that hold Grantor Trust Certificates as nominees on behalf of beneficial owners. If a holder, beneficial owner, financial intermediary or other recipient of a payment on behalf of a beneficial owner fails to supply a certified taxpayer identification number or if the Secretary of the Treasury determines that that person has not reported all interest and dividend income required to be shown on its federal income tax return, 31% backup withholding may be required with respect to any payments. Any amounts deducted and withheld from a payment to a recipient would be allowed as a credit against that recipient's federal income tax liability.

FEDERAL INCOME TAX TREATMENT OF FASITS

    TREATMENT OF THE TRUST FOR FEDERAL INCOME TAX PURPOSES

    Many aspects of the federal income tax treatment of a particular series of certificates will depend upon whether an election is made to treat your Trust, or one or more segregated pools of trust assets, as a financial asset securitization investment trust (a "FASIT"). The accompanying prospectus supplement will indicate whether a FASIT election or elections will be made with respect to your Trust. For each series in which one or more FASIT elections are to be made, O'Melveny & Myers LLP, counsel to AHRC, will deliver a separate opinion generally to the effect that, assuming timely filing of a FASIT election or elections and compliance with the documents specified in the opinion, the Trust, or one or more segregated pools of trust assets, will qualify as one or more FASITs.

    The FASIT provisions of the Code became effective on September 1, 1997. However, no Treasury regulations or other administrative guidance have been issued with respect to those provisions. Accordingly, definitive guidance cannot be provided with respect to many aspects of the tax treatment of FASITs and the holders of certificates issued by FASITs ("FASIT Certificateholders"). Investors should also note that the FASIT discussion contained herein constitutes only a summary of the United States federal income tax consequences to FASIT Certificateholders. With respect to each series of FASIT certificates, the related prospectus supplement will provide a detailed discussion regarding the federal income tax consequences associated with the particular transaction.

    FASIT interests will be classified as either FASIT regular interests, which generally will be treated as debt for federal income tax purposes, or a single FASIT ownership interest, which is not treated as debt for such purposes, but rather as representing rights and responsibilities with respect to the taxable income or loss of the related FASIT. The prospectus supplement for each series of certificates will indicate which certificates of such series will be designated as regular interests, and which will be designated as the ownership interest.

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    FASIT QUALIFICATION

    A trust fund will qualify as a FASIT if (1) a FASIT election is in effect,
(2) certain tests concerning the composition of the FASIT's assets (the "asset test") and the nature of the investors' interests in the FASIT (the "interests test") are met on a continuing basis, and (3) the trust fund is not a "regulated investment company" ("RIC") as described in Section 851(a) of the Code.

    THE INTERESTS TEST. All interests in a FASIT must be designated as either regular interests or as the ownership interest. A FASIT can have only one ownership interest and it must be held directly at all times by an "eligible corporation" (i.e., a domestic "C" corporation that is subject to tax and that is not a RIC, a "real estate investment trust" (within the meaning of Section 856 of the Code), a "real estate mortgage investment conduit" (within the meaning of Section 860D of the Code), or a subchapter T cooperative).

    A FASIT regular interest generally qualifies as a regular interest if (1) it is designated as a regular interest, (2) it has a stated maturity of no greater than 30 years (including options to renew), (3) it unconditionally entitles its holder to a specified principal amount, (4) the issue price of the interest does not exceed 125% of its stated principal amount, (5) the yield to maturity of the interest is less than the applicable federal rate published by the IRS for the month of issue plus 5 percentage points, and (6) if it pays interest, such interest is payable at either (a) a fixed rate with respect to the principal amount of the regular interest or (b) certain permissible variable rates with respect to such principal amount.

    If an interest in a FASIT fails to meet one or more of the requirements set out in clauses (3), (4) or (5) in the immediately preceding paragraph, but otherwise meets all requirements to be treated as a FASIT, it may still qualify as a type of regular interest known as a "high-yield interest." In addition, if an interest in a FASIT fails to meet the requirement of clause (6) above, but the interest payable on the interest consists of a specified portion of the interest payments on permitted assets and that portion does not vary over the life of the security, the interest will also qualify as a high-yield interest. A high-yield interest may only be held by domestic C corporations that are fully subject to corporate income tax, other FASITs, and dealers in securities who acquire such interests exclusively for sale to customers in the ordinary course of business, rather than for investment. In addition, holders of high-yield interests are subject to limitations on offsetting income derived from such interest. See "Federal Income Tax Treatment of FASITs--Tax Treatment of FASIT Certificateholders--Taxation of Holders of High-Yield Interests" in this Prospectus.

    One interest will be designated as the sole ownership interest in the FASIT. The ownership interest may not be owned by any entity other than an eligible corporation. The ownership interest need not have any particular economic characteristics.

    THE ASSET TEST. In order for a Trust to qualify as a FASIT, substantially all of its assets must be "permitted assets" as of the close of the third month following the date of its formation, and at all times thereafter. "Permitted assets" include (1) cash and cash equivalents, (2) any debt instrument that provides for interest payments which (A) are payable based on a fixed rate or certain variable rates, or (B) consist of a specified portion of the interest payments on the Trust assets, which portion does not vary during the period such interest is outstanding, (3) foreclosure property, (4) certain hedging instruments (i.e., swap contracts, futures contracts, and guarantee arrangements) intended to hedge against the risks associated with being the obligor on FASIT regular interests, (5) contract rights to acquire debt instruments described in (2) above or hedges described in (4) above, and (6) any regular interest in a REMIC or in another FASIT. The term "permitted asset" does not, however, include any debt instrument issued by the holder of the ownership interest or any person related to such holder.

    CONSEQUENCES OF DISQUALIFICATION

    If a trust or segregated pool of trust assets fails to comply with one or more ongoing requirements for FASIT status during any taxable year, the Code provides that its FASIT status may be lost for that year and thereafter. If FASIT status is lost, the federal income tax treatment of the former FASIT and the related former FASIT Certificateholders is uncertain. Although the Code authorizes the Treasury to issue regulations that address situations where a failure to meet the requirements for FASIT status occurs inadvertently and in good faith, such regulations have not yet been issued. It is possible that disqualification relief might be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the FASIT's income for the period of time in which requirements for FASIT status are not satisfied.

    TAX TREATMENT OF FASIT CERTIFICATEHOLDERS

    FASIT regular interests generally will be subject to the same rules of taxation as apply to debt instruments generally, except that holders of FASIT regular interests must report income from their securities under the accrual method of accounting, even if they otherwise would have used the cash receipts and disbursement method. The sale or other disposition of a FASIT regular security generally will be subject to the same rules as apply to debt instruments generally. See "--Tax Treatment of Owner Trusts--Tax Consequences to Owners of the Notes."

    TAXATION OF HOLDERS OF HIGH-YIELD INTERESTS. High-yield interests are subject to special rules regarding the eligibility of holders of those interests, and the ability of the holders to offset income derived from those interests with losses. High-yield interests only may be held by eligible corporations, other FASITs, and dealers in securities which acquire such interests as inventory. If a securities dealer (other than an eligible corporation) initially acquires a high-yield interest as inventory, but later begins to hold it for investment, the dealer will be subject to an excise tax equal to the income from the high-yield interest multiplied by the highest corporate tax rate. In addition, transfers of high-yield interests to disqualified holders will be disregarded for federal income tax purposes, and the transferor will continue to be treated as the holder of the high-yield interest.

    The holder of a high-yield interest may not use non-FASIT current losses or net operating loss carryforwards or carrybacks to offset any income derived from the high-yield interest, for either regular federal income tax purposes or for alternative minimum tax purposes. In addition, the FASIT provisions contain an anti-abuse rule that imposes corporate income tax on income derived from a FASIT regular interest that is held by a pass-through entity (other than another FASIT) that issues debt or equity securities backed by the FASIT regular interest and that have the same features as high-yield interests.

    TAXATION OF HOLDERS OF FASIT OWNERSHIP INTERESTS. A FASIT ownership interest represents the residual equity interest in a FASIT. As such, the holder of a FASIT ownership interest determines its taxable income by taking into account all assets, liabilities, and items of income, gain, deduction, loss and credit of the related FASIT. In general the character of the income to the holder of a FASIT ownership interest will be the same as the character of such income to the FASIT, except that any tax-exempt interest income taken into account by the holder of a FASIT ownership interest is treated as ordinary income. In determining that taxable income, the holder of a FASIT ownership interest must use a constant yield methodology and an accrual method of accounting and generally will be subject to the same rules of taxation for OID, market discount, and amortizable premium as apply to debt instruments generally. In addition, a holder of a FASIT ownership interest is subject to the same limitations on its ability to use non-FASIT losses to offset income from the FASIT ownership interest as are holders of high-yield interests. See "--Tax Treatment of Owner Trusts--Tax Consequences to Owners of the Certificates--Discount and Premium."

    Particular "wash sale" rules will apply to FASIT ownership interests. Specifically, losses on dispositions of a FASIT ownership interest generally will be disallowed where within six months before or after the disposition, the seller of such interest acquires any other FASIT ownership interest that is economically comparable to the disposed FASIT ownership interest. In addition, if any security that is sold or contributed to a FASIT by the holders of the related FASIT ownership interest was required to be marked to market under section 475 of the Code by such holder, then section 475 of the Code generally will continue to apply to such security.

    The holder of a FASIT ownership interest will be subject to a tax equal to 100% of the net income derived by the FASIT from any "prohibited transactions." Prohibited transactions include (1) the receipt of income derived from assets that are not permitted assets, (2) certain dispositions of permitted assets, (3) the receipt of any income derived from any loan originated by a FASIT, and (4) in certain cases, the receipt of income representing a servicing fee or other compensation. Any series of securities for which a FASIT election is made generally will be structured to avoid application of the prohibited transaction tax.

    TAX CONSEQUENCES TO FOREIGN FASIT CERTIFICATEHOLDERS

    Interest or OID paid to or accrued by a FASIT regular interest holder who is not a U.S. Person (as defined under "--Tax Treatment of Owner Trusts--Tax Consequences to Owners of the Notes--Foreign Owners") generally will be considered "portfolio interest" and will not be subject to United States federal income or withholding tax if the holder meets the same requirements that are applicable to foreign holders of REMIC regular interests. See "--Tax Treatment of Owner Trusts--Tax Consequences to Owners of the Notes--Foreign Owners."

    The 30% withholding tax will apply, however, in certain situations where "contingent interest" is paid or the IRS determines that withholding is required in order to prevent tax evasion by United States persons. If the 30% withholding tax is applicable, payments of contingent interest made to FASIT regular interest holders who are foreign persons will be subject to withholding. In addition, a tax equal to 30% of the OID accrued with respect to a certificate since the last payment of interest thereon will be withheld from each interest payment made to a foreign person. The Code provides, for purposes of determining the amount of OID subject to the withholding tax on foreign persons, that OID shall accrue at a constant interest rate pursuant to the rules applicable to United States persons. FASIT Certificateholders to whom withholding with respect to foreign persons applies will also be subject to a 30% tax on the portion of any accrued OID that has not previously been subject to withholding upon the payment by the issuer of principal on a security or upon the sale or exchange of a security.

    The 30% withholding tax imposed on a foreign person may be subject to reduction or elimination under applicable tax treaties and does not apply if the interest, OID or gain treated as ordinary income, as the case may be, is effectively connected with the conduct by such foreign person of a trade or business within the United States.

    Any capital gain realized on the sale, redemption, retirement or other taxable disposition of FASIT certificates by a foreign person will be exempt from United States income and withholding tax, provided that (1) the gain is not effectively connected with the conduct of a trade or business in the United States by the foreign person and (2) in the case of an individual, the individual is not present in the United States for 183 days or more in the taxable year.

    BACKUP WITHHOLDING

    A holder of a FASIT regular interest will be subject to the same backup withholding rules that apply to holders of debt instruments generally. See "--Tax Treatment of Owner Trusts--Tax Consequences to Owners of the Notes--Backup Withholding."

    THE NEW WITHHOLDING REGULATIONS

    The Treasury Department has enacted new withholding regulations that generally will be effective after December 31, 2000. See "--Tax Treatment of Owner Trusts--Tax Consequences to Owners of the Notes--New Withholding Regulations."

    TAX INFORMATION REPORTING

    The securities will represent collateralized debt obligations for purposes of the information reporting requirements set out in the Treasury regulations. As required by those regulations, the Trustee will provide to FASIT Certificateholders information concerning the interest paid and OID accrued on the securities as specified in the prospectus supplement.

MATERIAL STATE TAX CONSEQUENCES WITH RESPECT TO OWNER TRUSTS

    The activities to be undertaken by the Servicer in servicing and collecting the Receivables will take place in California. The State of California imposes a state individual income tax and a corporate franchise tax on corporations, partnerships and other entities doing business in the State of California. This discussion relates only to Owner Trusts and is based upon present provisions of California statutes and the regulations promulgated under those statutes, and applicable judicial or ruling authority, all of which are subject to change, which change may be retroactive.

    Because of the variation in each state's tax laws based in whole or in part upon income, it is impossible to predict tax consequences to holders of notes and certificates in all of the state taxing jurisdictions in which they are already subject to tax. It is suggested that Note Owners and Certificate Owners consult their own tax advisors with respect to state tax consequences arising out of the purchase, ownership and disposition of notes and certificates.

    For purposes of the following summary, references to the Trust, the notes, the certificates and related terms, parties and documents shall be deemed to refer to each Owner Trust and the notes, certificates and related terms, parties and documents applicable to that Trust.

    TAX CONSEQUENCES WITH RESPECT TO THE NOTES. It is expected that Tax Counsel will advise each Owner Trust that issues notes that, assuming the notes will be treated as debt for federal income tax purposes, the notes will be treated as debt for California income and franchise tax purposes. Accordingly, Note Owners not otherwise subject to taxation in California would not become subject to taxation in California solely because of a holder's ownership of notes. However, a Note Owner already subject to California's income tax or franchise tax could be required to pay additional California tax as a result of the Note Owner's ownership or disposition of notes.

    TAX CONSEQUENCES WITH RESPECT TO THE CERTIFICATES ISSUED BY AN OWNER
TRUST. Based on regulations issued by the Franchise Tax Board with respect to the California tax characterization of an owner trust as a partnership and not as an association taxable as a corporation or other taxable entity, Tax Counsel will opine that an Owner Trust for which no election to be treated as a corporation is made will not be an association (or publicly traded partnership) treated as a corporation for California tax purposes. In that case, the resulting constructive partnership should not be treated as doing business in California but rather should be viewed as a passive holder of investments and, as a result, should not be subject to the California franchise tax (which, if applicable, could possibly result in reduced payments to Certificate Owners).

    Under current law, Certificate Owners that are nonresidents of California and are not otherwise subject to California income tax may be subject to California income tax on the income from the constructive partnership. In any event, classification of the arrangement as a "partnership" would not cause a Certificate Owner not otherwise subject to taxation in California to pay California tax on income beyond that derived from the certificates.

    It is not clear whether the Trust would be considered to be engaged in a trade or business in the United States for purposes of California withholding taxes with respect to Foreign Owners because there is no clear authority dealing with that issue under facts substantially similar to those described in this prospectus. Although it is not expected that the Trust would be engaged in a trade or business in the United States for those purposes, the Trust will withhold on amounts paid to Certificate Owners who are Foreign Owners as if it were so engaged in order to protect the Trust from possible adverse consequences of a failure to withhold. The Trust expects to withhold on the portion of its taxable income from California sources that is allocable to Certificate Owners who are Foreign Owners pursuant to Section 18666 of California's Revenue and Taxation Code, as if that income were effectively connected to a U.S. trade or business, at the maximum appropriate rate.

    If the certificates are instead treated as ownership interests in an association taxable as a corporation or a "publicly traded partnership" taxable as a corporation, then the hypothetical entity should not be subject to the California franchise tax (which, if applicable, could result in reduced payments to Certificate Owners). A Certificate Owner not otherwise subject to tax in California would not become subject to California tax as a result of its mere ownership of that interest.

MATERIAL STATE TAX CONSEQUENCES WITH RESPECT TO GRANTOR TRUSTS

    It is expected that Tax Counsel will advise each Grantor Trust that the Trust will be treated as a grantor trust for California tax purposes, and that, for California tax purposes, Grantor Trust Certificateholders could be considered to own either (1) an undivided interest in a single debt obligation held by the Trust and having a principal amount equal to the total stated principal amount of the Receivables and an interest rate equal to the related Pass Through Rate or (2) an interest in each of the Receivables and any other Trust assets.

    It is suggested that Grantor Trust Certificateholders consult their tax advisors regarding the state tax consequences associated with the purchase, ownership and disposition of the Grantor Trust Certificates.

    THE FEDERAL AND STATE TAX DISCUSSIONS SET FORTH ABOVE ARE INCLUDED FOR GENERAL INFORMATION ONLY AND MAY NOT BE APPLICABLE DEPENDING UPON YOUR PARTICULAR TAX SITUATION. IT IS SUGGESTED THAT YOU CONSULT YOUR TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES TO YOU OF THE PURCHASE, OWNERSHIP AND DISPOSITION OF NOTES AND CERTIFICATES, INCLUDING THE TAX CONSEQUENCES UNDER STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

                              ERISA CONSIDERATIONS

    Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Section 4975 of the Code prohibit a pension, profit-sharing or other employee benefit plan, as well as individual retirement accounts and some types of Keogh Plans (each a "Benefit Plan"), from engaging in transactions involving "plan assets" with persons that are "parties in interest" under ERISA or "disqualified persons" under the Code with respect to that Benefit Plan. ERISA also imposes duties on persons who are fiduciaries of Benefit Plans subject to ERISA and prohibits specified transactions between a Benefit Plan and parties in interest with respect to those Benefit Plans. Under ERISA, any person who exercises any authority or control with respect to the management or disposition of the assets of a Benefit Plan is considered to be a fiduciary of that Benefit Plan (subject to exceptions not here relevant). A violation of these "prohibited transaction" rules may result in an excise tax or other penalties and liabilities under ERISA and the Code for those persons. Certain exemptions from the prohibited transaction rules could be applicable to the purchase and holding of Securities by a Benefit Plan depending on the type and circumstances of the plan fiduciary making the decision to acquire the Securities. Potentially available exemption would include, without limitation, Prohibited Transaction Class Exemption ("PTCE") 90-1, which exempts certain transactions involving insurance company pooled separate accounts; PTCE 95-60, which exempts certain transactions involving insurance company general accounts; PTCE 91-38, which exempts certain transactions involving bank collective investment funds; PTCE 84-14, which exempts certain transactions effected on behalf of a plan by a "qualified professional asset manager"; and PTCE 96-23, which exempts certain transactions effected on behalf of a plan by an "in-house asset manager." Insurance company general accounts should also discuss with their legal counsel the availability of exemptive relief under Section 401(c) of ERISA. A purchaser of Securities should be aware, however, that even if the conditions specified in one or more exemptions are met, the scope of the relief provided by the applicable exemption or exemptions might not cover all acts that might be construed as prohibited transactions.

    Some transactions involving a Trust might be deemed to constitute prohibited transactions under ERISA and the Code with respect to a Benefit Plan that purchased notes or certificates if assets of the Trust were deemed to be assets of the Benefit Plan. Under a regulation issued by the United States Department of Labor (the "Plan Assets Regulation"), the assets of a Trust would be treated as plan assets of a Benefit Plan for the purposes of ERISA and the Code only if the Benefit Plan acquired an "equity interest" in the Trust and none of the exceptions contained in the Plan Assets Regulation was applicable. An equity interest is defined under the Plan Assets Regulation as an interest other than an instrument which is treated as indebtedness under applicable local law and which has no substantial equity features. The likely treatment in this context of notes and certificates of a given series will be discussed in the applicable prospectus supplement.

    Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) and some church plans (as defined in Section 3(33) of ERISA) are not subject to ERISA requirements nor to Section 4975 of the Code. However, governmental plans may be subject to state or local laws that impose similar requirements. In addition, governmental plans and church plans that are "qualified" under Section 401(a) of the Code are subject to restrictions with respect to prohibited transactions under Section 503(a)(1)(B) of the Code, the sanction for violation being loss of "qualified" status.

    Due to the complexities of the "prohibited transaction" rules and the penalties imposed upon persons involved in prohibited transactions, it is important that the fiduciary of any Benefit Plan considering the purchase of Securities consult with its tax and/or legal advisors regarding whether the assets of the related Trust would be considered plan assets, the possibility of exemptive relief from the prohibited transaction rules and other issues and their potential consequences.

                                  UNDERWRITING

    On the terms and conditions set forth in an underwriting agreement with respect to the notes, if any, of a given series and an underwriting agreement with respect to the certificates of that series (collectively, the "Underwriting Agreements"), the Seller will agree to cause the related Trust to sell to the underwriters named in the Underwriting Agreements and in the applicable prospectus supplement, and each of those underwriters will severally agree to purchase, the principal amount of each class of notes and certificates, as the case may be, of the related series set forth in the Underwriting Agreements and in the applicable prospectus supplement.

    In each of the Underwriting Agreements with respect to any given series of Securities, the several underwriters will agree, subject to the terms and conditions set forth in the Underwriting Agreements, to purchase all the notes and certificates, as the case may be, described in the Underwriting Agreements which are offered by this prospectus and by the applicable prospectus supplement if any of those notes and certificates, as the case may be, are purchased.

    Each prospectus supplement will either (1) set forth the price at which each class of notes and certificates, as the case may be, being offered by that prospectus supplement will be offered to the public and any concessions that may be offered to some dealers participating in the offering of those notes and certificates or (2) specify that the related notes and certificates, as the case may be, are to be resold by the underwriters in negotiated transactions at varying prices to be determined at the time of that sale. After the initial public offering of those notes and certificates, those public offering prices and those concessions may be changed.

    Each Underwriting Agreement will provide that AHFC and the Seller will indemnify the underwriters against specified civil liabilities, including liabilities under the Securities Act, or contribute to payments the several underwriters may be required to make in respect thereof.

    Each Trust may, from time to time, invest the funds in its Accounts in Eligible Investments acquired from the underwriters or from the Seller.

    Pursuant to each Underwriting Agreement with respect to a given series of Securities, the closing of the sale of any class of Securities subject to that Underwriting Agreement will be conditioned on the closing of the sale of all other classes of Securities of that series.

    The place and time of delivery for the Securities in respect of which this prospectus is delivered will be set forth in the applicable prospectus supplement.

                                 LEGAL OPINIONS

    Certain legal matters relating to the Securities of any series will be passed upon for the related Trust, the Seller and the Servicer by O'Melveny & Myers LLP. In addition, certain United States federal and California state tax and other matters will be passed upon for the related Trust by O'Melveny & Myers LLP.

                                 INDEX OF TERMS

10 percent shareholder................       73
30/360................................       35
Accounts..............................       49
Actual/360............................       35
Actual/Actual.........................       35
Actuarial Receivables.................       20
adjusted issue price..................       83
Administration Agreement..............       63
Administration Fee....................       63
Administrative Purchase Payment.......       50
Administrative Receivable.............       50
Administrator.........................       63
Advances..............................       52
adversely affect......................       61
AHFC..................................       19
AHMC..................................       23
Amortization Period...................       47
APR...................................       20
asset test............................       87
banking organization..................       43
Base Rate.............................       33
Base Servicing Fee....................       53
Benefit Plan..........................       92
Business Day..........................       34
Calculation Agent.....................       35
Calculation Date......................       36, 37,
                                             40
California Contracts..................       69
capital asset.........................       85
CD Rate...............................       36
CD Rate Determination Date............       36
CD Rate Security......................       34
CDs (Secondary Market)................       36
Cede..................................       24
Cedelbank.............................       42
Cedelbank Participants................       44
Certificate Balance...................       26
Certificate Owners....................       74
Certificate Pool Factor...............       26
Certificateholder.....................       32
Certificates of Deposit...............       36
class.................................       26, 32
clearing agency.......................       43
clearing corporation..................       43
Closing Date..........................       19, 42
Code..................................       71
Collection Account....................       48
Collection Period.....................       51
Commercial Paper--Nonfinancial........       36
Commercial Paper Rate.................       36, 37
Commercial Paper Rate Determination
  Date................................       36
Commercial Paper Rate Security........       34
commercially reasonable...............       67
Composite Quotations..................       36
controlled foreign corporation........       73
Cooperative...........................       45
Cutoff Date...........................       19
daily portions........................       82
Dealer Agreements.....................       19
Dealer Recourse.......................       19, 25
Dealers...............................       19
Definitive Certificates...............       46
Definitive Notes......................       46
Definitive Securities.................       42, 46
Depositaries..........................       42
Designated LIBOR Page.................       39
Determination Date....................       56
disqualified persons..................       92
DTC...................................       42
DTC Participants......................       27, 43
DTC Services..........................       41
Eligible Investments..................       49
equity interest.......................       92
ERISA.................................       92
Euroclear.............................       42, 45
Euroclear Operator....................       45
Euroclear Participants................       45
Events of Default.....................       28
evidence of indebtedness..............       85
Excess Payment........................       51
FASIT.................................       86
FASIT Certificateholders..............       86
Federal Funds (Effective).............       37
Federal Funds Rate....................       37
Federal Funds Rate Determination
  Date................................       37
Federal Funds Rate Security...........       34, 37
Federal Funds/Effective Rate..........       37
Financed Vehicles.....................       19
Fixed Rate Securities.................       33
Floating Rate Securities..............       33
Foreign Certificate Owner.............       78
Foreign Grantor Trust
  Certificateholder...................       85
Foreign Owner.........................       73
FTC Rule..............................       68
Grantor Trust.........................       79
Grantor Trust Certificateholders......       79
Grantor Trust Certificates............       79
guaranteed payment....................       75
H.15(519).............................       36
HCFI..................................       23
High-Yield Interest...................       87
High Yield Receivable.................       80
Holder-in-Due-Course..................       68
Indenture.............................       26
Indenture Trustee.....................       23
Index.................................       40
Index Currencies......................       40
Index Currency........................       39
Index Maturity........................       36
Indexed Principal Amount..............       40
Indexed Securities....................       40
Indirect DTC Participants.............       43
Industry..............................       41
in-house asset manager................       92
Insolvency Event......................       59
Insolvency Laws.......................       67
Interest Period.......................       35

Interest Rate.........................       27
Interest Reset Date...................       34
Interest Reset Period.................       34
interests test........................       87
IRS...................................       71
LIBOR.................................       38
LIBOR Bloomberg.......................       38
LIBOR Determination Date..............       38
LIBOR Security........................       34
LIBOR Telerate........................       38,
London Business Day...................       34
Low Yield Receivables.................       81
market discount.......................       84
Money Market Yield....................       37
New Regulations.......................       74
Note Owners...........................       72
Note Pool Factor......................       27
Noteholder............................       27
Obligors..............................       19
OID...................................       72,
OID regulations.......................       72
Omnibus Proxy.........................       44
Original Certificate Balance..........       26
Owner Trust...........................       71
parties in interest...................       92
partnership...........................       90
Pass Through Rate.....................       33
Payahead Account......................       49
Payment Date..........................       33
Permitted assets......................       87
plan assets...........................       92
Plan Assets Regulation................       92
Pool Balance..........................       53
Pooling and Servicing Agreement.......       19
portfolio interest....................       79, 89
Precomputed Advance...................       52
Precomputed Receivables...............       20
Prepayment Assumption.................       72
Prepayment............................       52
Principal Balance.....................       53
Principal Financial Center............       39
prohibited transaction................       89, 90
prospectus supplement.................       19
PTCE..................................       92
publicly traded partnership...........       91
Purchase Agreement....................       47
qualified professional asset
  manager.............................       92
qualified stated interest.............       83
Rebate................................       48
Receivables...........................       19
Receivables Pool......................       19
Related Documents.....................       31
related person........................       73
Relief Act............................       70
Required Deposit Rating...............       49
Required Rate.........................       54
Required Yield Supplement Amount......       54
Reserve Fund..........................       55
Reserve Fund Initial Deposit..........       55
Retained Yield........................       80
Revolving Period......................       41
RIC...................................       87
Rule of 78s Receivables...............       20
Sale and Servicing Agreement..........       19
Schedule of Receivables...............       47
SEC...................................       24
Section 1286 Treasury Regulations.....       82
Securities............................       19
Securities Act........................       24
Securityholders.......................       24
Seller................................       19
Servicer..............................       23
Servicer Default......................       59
Servicer Letter of Credit.............       58
Servicing Rate........................       52
Short-Term Note.......................       72
Simple Interest Advance...............       52
Simple Interest Receivables...........       20
Spread................................       33
Spread Multiplier.....................       33
street name...........................       44
Strip Certificates....................       33
Strip Notes...........................       27
stripped bonds........................       80
stripped coupons......................       80
Supplemental Servicing Fee............       53
Swap Agreement........................       63
Swap Counterparty.....................       63
Systems...............................       41
TARGET system.........................       34
Tax Counsel...........................       71
Terms and Conditions..................       45
Total Servicing Fee...................       53
Transfer and Servicing Agreements.....       47
Treasury bills........................       39
Treasury Rate.........................       39
Treasury Rate Determination Date......       39
Treasury Rate Security................       34
Trust.................................       19
Trust Agreement.......................       19
Trustee...............................       23
U.S. Person...........................       73
UCC...................................       48
Underwriting Agreements...............       93
unrelated business taxable income.....       74, 76
Warranty Purchase Payment.............       48
Warranty Receivable...................       48
Wash sale.............................       88
weighted average life.................       25
Year 2000 problems....................       41
Yield Supplement Account..............       53
Yield Supplement Agreement............       54
Yield Supplement Deposit..............       54

                      SUBJECT TO COMPLETION, DATED
THE INFORMATION CONTAINED IN THIS SUPPLEMENT IS NOT COMPLETE AND MAY BE CHANGED. THIS PROSPECTUS SUPPLEMENT IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

PROSPECTUS SUPPLEMENT
(TO PROSPECTUS DATED             , 2000)

                 HONDA AUTO RECEIVABLES [      -  ] OWNER TRUST
                       AMERICAN HONDA RECEIVABLES CORP.,
                                     SELLER
                      AMERICAN HONDA FINANCE CORPORATION,
                                    SERVICER
                        $            ASSET BACKED NOTES

                     $            ASSET BACKED CERTIFICATES

YOU SHOULD REVIEW CAREFULLY THE FACTORS SET FORTH UNDER "RISK FACTORS" BEGINNING ON PAGE S-17 OF THIS PROSPECTUS SUPPLEMENT AND PAGE 12 IN THE ACCOMPANYING PROSPECTUS.

The prospectus supplement does not contain complete information about the offering of the securities. No one may use this prospectus supplement to offer and sell the securities unless it is accompanied by the prospectus. If any statements in this prospectus supplement conflict with statements in the prospectus, the statement in this prospectus supplement will control.

The securities are asset backed securities issued by the trust. The securities are not obligations of American Honda Receivables Corp., American Honda Finance Corporation, American Honda Motor or any of their respective affiliates. Neither the securities nor the receivables are insured or guaranteed by any government agency.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE SECURITIES OR DETERMINED THAT THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

- The trust will issue three or more classes of securities.

- Only the securities described on the following table are being offered by this prospectus supplement and the prospectus.

- The securities will accrue interest from       ,       .

- The price to the public and the proceeds to the seller listed below exclude
  interest accrued from       , the date the notes will be issued.

- The proceeds from the sale of the securities exclude expenses, estimated at
  $         .

                                            CLASS A NOTES
                                                                                                        CLASS C
                           A-1 NOTES          A-2 NOTES          A-3 NOTES        CLASS B NOTES      CERTIFICATES
Principal Amount.....          $                  $                  $                  $                  $
Interest Rate........          %                  %                  %                  %                  %
Final Scheduled
  Payment Date.......          .                  .                  .                  .                  .
Price to Public......          %                  %                  %                  %                  %
Underwriting
  Discount...........          %                  %                  %                  %                  %
Proceeds to Seller...          $                  $                  $                  $                  $

CREDIT ENHANCEMENT

- The reserve fund, with an initial deposit of [$      ].

- The class B notes are subordinated to the class A-1 notes, the class A-2 notes and the class A-3 notes, and the certificates are subordinated to the notes to the extent described herein.

[The trust has applied to list the notes on the Luxembourg Stock Exchange and for permission to deal in the notes on the Stock Exchange of Hong Kong Limited.]

                                 [UNDERWRITERS]

               THE DATE OF THIS PROSPECTUS SUPPLEMENT IS       .

                               TABLE OF CONTENTS
                             PROSPECTUS SUPPLEMENT

IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
    PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS...   S-6

SUMMARY OF PARTIES TO THE TRANSACTION.......................   S-7

SUMMARY OF MONTHLY DEPOSITS TO AND WITHDRAWLS FROM
    ACCOUNTS................................................   S-8

SUMMARY OF TERMS............................................   S-9

RELEVANT PARTIES............................................   S-9

    Issuer..................................................   S-9

    Seller..................................................   S-9

    Servicer................................................   S-9

    Indenture Trustee.......................................   S-9

    Owner Trustee...........................................   S-9

RELEVANT AGREEMENTS.........................................   S-9

    Indenture...............................................   S-9

    Trust Agreement.........................................   S-9

    Sale and Servicing Agreement............................   S-9

    Administration Agreement................................   S-9

    Purchase Agreement......................................   S-9

RELEVANT DATES..............................................   S-9

    Closing Date............................................   S-9

    Cutoff Date.............................................   S-9

    Payment Dates...........................................  S-10

    Final Schedule Payment Dates............................  S-10

    Record Date.............................................  S-10

DESCRIPTION OF THE SECURITIES...............................  S-10

    Offered Notes...........................................  S-10

    Offered Certificates....................................  S-10

    Receivables.............................................  S-10

    Terms of the Notes......................................  S-11

    Terms of the Class C Certificates.......................  S-12

    Optional Redemption.....................................  S-13

    Credit Enhancement......................................  S-14

    Reserve Fund............................................  S-14

    Yield Supplement Account................................  S-15

    Listing.................................................  S-15

    Tax Status..............................................  S-15

    ERISA Considerations....................................  S-16

    Eligibility for Purchase by Money Market Funds..........  S-16

    Ratings.................................................  S-16

RISK FACTORS................................................  S-17

    You may have difficulty selling your securities and/or
    obtaining your desired price due to the absence of a
    secondary market........................................  S-17

    The class B notes and the class C certificates are
    subject to greater credit risk because the class B notes
    are subordinate to the class A-1 notes, the class A-2
    notes and the class A-3 notes and the class C
    certificates are subordinate to the notes...............  S-17

    The geographic concentration of the obligors and
    performance of the receivables may increase the risk of
    loss on your investment.................................  S-18

    Occurrence of events of default under the Indenture may
    result in insufficient funds to make payments on your
    securities..............................................  S-18

    Paid-ahead simple interest contracts may affect the
    weighted average life of the notes......................  S-19

    If there is a servicer default, the servicer may be
    removed only by the indenture trustee and certain
    noteholders.............................................  S-19

    Computer problems in the year 2000 could affect
    operations, impairing the ability to collect
    receivables.............................................  S-20

    The securities are not suitable investments for all
    investors...............................................  S-20

    Withdrawal or downgrading of the initial ratings of the
    notes and the certificates will affect the prices for
    the notes and the certificates upon resale..............  S-20

    Prepayments on receivables may cause prepayments on the
    securities, resulting in reinvestment risk to you.......  S-21

    Subordinated noteholders may not be able to direct the
    indenture trustee upon an event of default under the
    indenture and may have limited rights upon nonpayment of
    interest................................................  S-22

    Because the trust has limited assets, there is only
    limited protection against potential losses.............  S-22

    Prepayments, potential losses and change in order of
    priority of principal payments following an event of
    default under the indenture.............................  S-22

    Because the securities are in book-entry form, your
    rights can only be exercised indirectly.................  S-23

THE TRUST...................................................  S-24

    General.................................................  S-24

CAPITALIZATION OF THE TRUST.................................  S-25

THE OWNER TRUSTEE AND THE INDENTURE TRUSTEE.................  S-26

THE RECEIVABLES.............................................  S-26

MATURITY AND PREPAYMENT CONSIDERATIONS......................  S-30

DELINQUENCIES, REPOSSESSIONS AND LOAN LOSS INFORMATION......  S-30

WEIGHED AVERAGE LIVES OF THE NOTES..........................  S-33

NOTE FACTORS, CERTIFICATE FACTORS AND POOL FACTORS..........  S-36

USE OF PROCEEDS.............................................  S-36

THE SELLER AND THE SERVICER.................................  S-37

    Year 2000...............................................  S-37

    Cautionary Statement for Purposes of the "Safe Harbor"
    Provisions of the Private Securities Litigation Reform
    Act of 1995.............................................  S-37

THE NOTES...................................................  S-38

    General.................................................  S-38

    Payments of Interest....................................  S-38

    Payments of Principal...................................  S-39

    Indenture...............................................  S-40

    Notices.................................................  S-40

    Governing Law...........................................  S-40

THE CERTIFICATES............................................  S-41

    General.................................................  S-41

    Payments of Interest....................................  S-41

    Payments of Principal...................................  S-41

    Notices.................................................  S-42

    Governing Law...........................................  S-42

PAYMENTS ON THE NOTES AND THE CERTIFICATES..................  S-43

    Calculation of Available Amounts........................  S-43

    Payment of Distributable Amounts........................  S-44

SUBORDINATION; RESERVE FUND.................................  S-48

    Subordination...........................................  S-48

    Reserve Fund............................................  S-48

DESCRIPTION OF THE TRANSFER AND SERVICING AGREEMENTS........  S-49

    The Transfer and Servicing Agreements...................  S-49

    Sale and Assignment of Receivables......................  S-49

    Accounts................................................  S-50

    Collections.............................................  S-50

    Advances................................................  S-50

    Servicing Compensation..................................  S-51

    Yield Supplement Account and Yield Supplement
    Agreement...............................................  S-51

    Net Deposits............................................  S-52

    Optional Purchase.......................................  S-52

    Removal of Servicer.....................................  S-52

    Duties of the Owner Trustee and the Indenture Trustee...  S-53

    The Owner Trustee and the Indenture Trustee.............  S-55

MATERIAL INCOME TAX CONSEQUENCES............................  S-56

    Tax Characterization of the Trust.......................  S-56

    Treatment of the Notes as Indebtedness..................  S-56

ERISA CONSIDERATIONS........................................  S-56

    The Notes...............................................  S-56

    The Certificates........................................  S-56

UNDERWRITING................................................  S-57

NOTICE TO CANADIAN RESIDENTS................................  S-59

    Resale Restrictions.....................................  S-59

    Representations of Purchasers...........................  S-59

    Rights of Action (Ontario Purchasers)...................  S-59

    Enforcement of Legal Rights.............................  S-60

    Notice to British Columbia Residents....................  S-60

    Taxation and Eligibility for Investment.................  S-60

LEGAL OPINIONS..............................................  S-60

    Index of Terms..........................................  S-61

ANNEX A GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION
    PROCEDURES..............................................  S-62

    Initial Settlement......................................  S-62

    Secondary Market Trading................................  S-62

    Material U.S. Federal Income Tax Documentation
    Requirements............................................  S-64

              IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
             PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS

    Information about the securities is provided in two separate documents that progressively provide varying levels of detail: (1) the accompanying prospectus, which provides general information, some of which may not apply to a particular class of securities, including your class; and (2) this prospectus supplement, which describes the specific terms of your class of securities.

    IF THE DESCRIPTION OF THE TERMS OF YOUR SECURITIES VARIES BETWEEN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS, YOU SHOULD RELY ON THE INFORMATION IN THIS PROSPECTUS SUPPLEMENT.

    Cross-references are included in this prospectus supplement and in the accompanying prospectus which direct you to more detailed descriptions of a particular topic. You can also find references to key topics in the Table of Contents on page S-2 in this prospectus supplement and the Table of Contents on page 2 in the accompanying prospectus.

    You can find a listing of the pages where capitalized terms used in this prospectus supplement are defined under the caption "Index of Terms" beginning on page S-61 in this prospectus supplement and under the caption "Index of Terms" beginning on page 94 in the accompanying prospectus.

                     SUMMARY OF PARTIES TO THE TRANSACTION*

                                     [LOGO]

* This chart provides only a simplified overview of the relations between the key parties to the transaction. Refer to this prospectus supplement and the prospectus for a further description.

                       SUMMARY OF MONTHLY DEPOSITS TO AND
                           WITHDRAWALS FROM ACCOUNTS*

                                     [LOGO]

* This chart provides only a simplified overview of the monthly flow of funds. Refer to this prospectus supplement and the prospectus for a further description.

                                SUMMARY OF TERMS

    THE FOLLOWING SUMMARY CONTAINS A BRIEF DESCRIPTION OF THE NOTES AND THE CERTIFICATES. YOU WILL FIND A DETAILED DESCRIPTION OF THE TERMS OF THE OFFERING OF THE NOTES AND THE CERTIFICATES FOLLOWING THIS SUMMARY. YOU SHOULD READ CAREFULLY THIS ENTIRE DOCUMENT AND THE ACCOMPANYING PROSPECTUS TO UNDERSTAND ALL OF THE TERMS OF THE OFFERING OF THE NOTES AND THE CERTIFICATES. YOU SHOULD CONSIDER BOTH DOCUMENTS WHEN MAKING YOUR INVESTMENT DECISION.

RELEVANT PARTIES

  ISSUER.....................................  Honda Auto Receivables Owner Trust [      -      ].
                                               The trust will be established by a trust agreement.

  SELLER.....................................  American Honda Receivables Corp.

  SERVICER...................................  American Honda Finance Corporation.

  INDENTURE TRUSTEE..........................  [      ].

  OWNER TRUSTEE..............................  [      ].

RELEVANT AGREEMENTS

  INDENTURE..................................  The indenture between the issuer and the indenture trustee. The indenture provides for the terms
                                               relating to the notes.

  TRUST AGREEMENT............................  The trust agreement between the seller, the owner trustee and the Delaware trustee. The trust agreement
                                               governs the creation of the trust and provides for
                                               the terms relating to the certificates.

  SALE AND SERVICING AGREEMENT...............  The sale and servicing agreement between the servicer and the seller. The sale and servicing agreement
                                               governs the transfer of the receivables by the seller
                                               to the trust and the servicing of the receivables by
                                               the servicer.

  ADMINISTRATION AGREEMENT...................  The administration agreement between American Honda
                                               Finance Corporation, as administrator, the owner
                                               trustee and the indenture trustee. The administration
                                               agreement governs the provision of reports by the
                                               administrator and the performance by the
                                               administrator of other administrative duties for the
                                               trust.

  PURCHASE AGREEMENT.........................  The purchase agreement between American Honda Finance
                                               Corporation and the seller. The purchase agreement
                                               governs the sale of the receivables from American
                                               Honda Finance Corporation to the seller.

RELEVANT DATES

  CLOSING DATE...............................  Expected to be [      ].

  CUTOFF DATE................................  [      ]

  PAYMENT DATES..............................  The trust will pay interest and principal on the notes on the fifteenth day of each month. If the
                                               fifteenth day of the month is not a business day,
                                               payments on the notes will be made on the next
                                               business day. The date that any payment is made is
                                               called a payment date. The first payment date is
                                               [      ].

  FINAL SCHEDULE PAYMENT DATES...............  The final principal payment for each class of securities is scheduled to be made on the final
                                               scheduled payment dates specified on the front cover
                                               of this prospectus supplement.

  RECORD DATE................................  So long as the securities are in book-entry form, the trust will make payments on the securities to the
                                               holders of record on the day immediately preceding
                                               the payment date. If the securities are issued in
                                               definitive form, the record date will be the last day
                                               of the month preceding the payment date.

DESCRIPTION OF THE SECURITIES

  OFFERED NOTES..............................  The offered notes consist of the class A-1 notes, the class A-2 notes, the class A-3 notes and the class B
                                               notes, as described on the cover page.

  OFFERED CERTIFICATES.......................  The offered certificates consist of the class C certificates, as described on the cover page.

                                               The trust will also issue [$      ] initial principal
                                               amount of the class D certificates. The trust is not
                                               offering the class D certificates.

                                               The certificates will represent fractional undivided
                                               interests in the trust. Payments of interest on and
                                               principal of the certificates are subordinated to the
                                               payments of interest on and principal of the notes as
                                               described herein.

  RECEIVABLES................................  The trust's main source of funds for making payments on the notes and the certificates will be collections
                                               on its motor vehicle and motorcycle retail
                                               installment sale contracts, also known as the
                                               receivables.

                                               The principal balance of the receivables on [      ],
                                               referred to as the "cutoff date," was $[      ]. As
                                               of [      ], the receivables had the following
                                               characteristics:

                                               - Number of Receivables..................... [      ]
                                               - Average Principal Balance................. [$     ]
                                               - Weighted average annual percentage rate.... [    %]
                                               - Weighted average remaining term to
                                                 maturity............................... [   Months]
                                               - Approximate weighted average original
                                                 term to maturity....................... [   Months]

                                               The receivables owned by the trust are classified as
                                               either precomputed receivables or simple interest
                                               receivables. The portion of the scheduled monthly
                                               payments and prepayments that will be allocable to
                                               principal is different for each of the two types of
                                               receivables. These receivables are described in more
                                               detail in "The Receivables" in the accompanying
                                               prospectus.
                                               YOU SHOULD REFER TO "THE RECEIVABLES" IN THIS
                                               PROSPECTUS SUPPLEMENT FOR MORE INFORMATION ON THE
                                               RECEIVABLES.
  TERMS OF THE NOTES.........................  In general, noteholders are entitled to receive payments of interest and principal from the trust
                                               only to the extent that collections from trust assets
                                               and funds resulting from credit enhancements are
                                               sufficient to make those payments. Interest and
                                               principal collections from trust assets will be
                                               divided among the various classes of securities in
                                               specified proportions. The trust will pay interest
                                               and principal to noteholders of record as of the
                                               preceding record date.

                                               INTEREST:

                                               The amount of interest due on each payment date for
                                               any class of notes will equal the product of:

                                               - the outstanding principal balance of the notes of
                                               that class as of the preceding payment date (or in
                                                 the case of the first payment date, as of the
                                                 closing date); and

                                               - one-twelfth of the interest rate for that class on
                                               a per annum basis.

                                               Interest on the notes will be determined on the basis
                                               of a 360-day year consisting of twelve 30-day months
                                               and/or the actual number of days in a 360-day year.
                                               The interest rate for each class of notes is set
                                               forth on the front cover of this prospectus
                                               supplement.

                                               If noteholders of any class do not receive all
                                               interest owed to them on a payment date, the trust
                                               will make payments of interest on later payment dates
                                               to make up the shortfall together with interest on
                                               those amounts, to the extent funds from specified
                                               sources are available to cover the shortfall.

                                               PRINCIPAL:

                                               - AMOUNTS ALLOCATED TO THE NOTES: Principal of the
                                               notes will be payable generally in an amount equal to
                                                 the noteholders' percentage of the following
                                                 amounts referred to as the "principal distributable
                                                 amount":

                                               1. principal collections on the receivables during
                                               the prior collection period;

                                               2. any prepayments (full or partial) on the
                                               receivables allocable to principal received during
                                                  the prior collection period;

                                               3. the principal balance of each receivable which the
                                                  seller or the servicer became obligated to
                                                  purchase; and

                                               4. the principal balance of liquidated receivables.

                                               Principal payments on the notes as described above
                                               will be made from all available amounts after the
                                               servicing fee and non-recoverable advances have been
                                               paid and after payment of interest on the notes.

                                               - ORDER OF PAYMENT AMONG CLASSES: No principal
                                               payments will be made (1) on the class A-2 notes
                                                 until the class A-1 notes have been paid in full;
                                                 (2) on the class A-3 notes until the class A-1 and
                                                 A-2 notes have been paid in full; and (3) on the
                                                 class B notes until the class A-1 notes, the class
                                                 A-2 notes and the class A-3 notes have been paid in
                                                 full.

                                               However, upon the acceleration of the notes following
                                               an event of default, principal payments will be made
                                                 first to the holders of the class A-1 notes, the
                                                 class A-2 notes and the class A-3 notes on a pro
                                                 rata basis based on the outstanding principal
                                                 balance of those classes of notes. After the class
                                                 A-1 notes, the class A-2 notes and the class A-3
                                                 notes have been paid in full, 100% of the principal
                                                 distributable amount will be applied to make
                                                 principal payments on the class B notes until the
                                                 class B notes have been paid in full.

                                               - FINAL MATURITY DATES: The trust must pay the
                                               outstanding principal balance of each class of notes
                                                 by its final maturity date as follows:

                                                      CLASS             FINAL MATURITY DATE
                                                      ----------------  ----------------------

                                                      A-1               [              ]
                                                      A-2               [              ]
                                                      A-3               [              ]

                                                      B                 [              ]

                                               YOU SHOULD REFER TO "PAYMENTS ON THE NOTES AND THE
                                               CERTIFICATES--CALCULATION OF AVAILABLE AMOUNTS" IN
                                               THIS PROSPECTUS SUPPLEMENT FOR MORE DETAILED
                                               INFORMATION REGARDING PAYMENTS OF PRINCIPAL ON THE
                                               NOTES.

  TERMS OF THE CLASS C CERTIFICATES..........
                                               PAYMENT DATES:

                                               Interest and principal on the class C certificates
                                               will generally be payable on the 15th day of each
                                               month, unless the 15th day is not a business day, in
                                               which case the payment will be made on the following
                                               business day. The first payment will be on [      ].

                                               INTEREST:

                                               The amount of interest due on each payment date for
                                               the class C certificates will equal the product of:

                                               - the outstanding certificate balance of the class C
                                                 certificates as of the preceding payment date (or
                                                 in the case of the first payment date, as of the
                                                 closing date); and

                                               - one-twelfth of the pass through rate, on a per
                                               annum basis.

                                               Interest on the class C certificates will be
                                               determined on the basis of a 360-day year consisting
                                               of twelve 30-day months. The rate of interest for the
                                               class C certificates is set forth on the front cover
                                               of this prospectus supplement.

                                               PRINCIPAL:

                                               - Amounts allocated to the class C certificates:
                                               Principal of the certificates will be payable
                                                 generally in an amount equal to the class C
                                                 certificateholders' percentage of the principal
                                                 distributable amount.

                                               Principal payments on the class C certificates as
                                                 described above will be made from all available
                                                 amounts after the following amounts have been
                                                 distributed:

                                               1. the servicing fee and non-recoverable advances;

                                               2. interest and principal on the notes; and

                                               3. interest on the certificates.

                                               - ORDER OF PAYMENT AMONG CLASSES: No principal
                                               payments will be made on the certificates until the
                                                 principal on the notes has been paid in full and no
                                                 principal will be made on the class D certificates
                                                 until the class C certificates have been paid in
                                                 full.

                                               - FINAL MATURITY DATE: The trust must pay the
                                               outstanding principal balance of the class C
                                                 certificates by its final maturity date as follows:

                                                      CLASS             FINAL MATURITY DATE
                                                      ----------------  ----------------------

                                                      C                 [              ]

                                               SEE "PAYMENTS ON THE NOTES AND THE
                                               CERTIFICATES--CALCULATION OF AVAILABLE AMOUNTS" IN
                                               THIS PROSPECTUS SUPPLEMENT FOR MORE DETAILED
                                               INFORMATION REGARDING PAYMENTS OF PRINCIPAL ON THE
                                               CERTIFICATES.

  OPTIONAL REDEMPTION........................  The servicer may redeem any outstanding securities when the outstanding aggregate principal balance of
                                               the receivables declines to 10% or less of the
                                               original aggregate principal balance of the
                                               receivables as of the cut-off date.

                                               SEE "DESCRIPTION OF TRANSFER AND SERVICING
                                               AGREEMENTS--OPTIONAL PURCHASE" in this prospectus
                                               supplement for more detailed information.

  CREDIT ENHANCEMENT.........................  Credit enhancement of the offered notes and the offered certificates will include the following:

                                               1. The class B notes and the certificates will be
                                                  subordinated to the class A-1 notes, class A-2
                                                  notes and class A-3 notes;

                                               2. The class C certificates will be subordinated to
                                               the class A-1 notes, the class A-2 notes, the class
                                                  A-3 notes and the class B notes; and

                                               3. The class D certificates will be subordinated to
                                               the reserve fund.

                                               Credit enhancement is intended to protect you against
                                               losses and delays in payments on your securities by
                                               absorbing losses on the receivables and other
                                               shortfalls in cash flows. The class B notes, which
                                               have an initial principal balance of [$      ] which
                                               represents [  %] of the initial principal balance of
                                               all the notes, will not receive any principal
                                               distributions until the class A-1 notes, the class
                                               A-2 notes and the class A-3 notes have been paid or
                                               any interest distributions until all interest owing
                                               to the class A-1 notes, the class A-2 notes and the
                                               class A-3 notes have been paid.

                                               The certificates have an initial principal balance of
                                               [$      ] and represent [  %] of the initial
                                               principal balance of all the notes and the
                                               certificates. The certificates will not receive any
                                               principal distributions until all of the notes have
                                               been paid in full. The class C certificates will not
                                               receive any interest payments until all required
                                               interest payments have been made on the notes.

  RESERVE FUND...............................  On each payment date, the trust will use funds in the reserve fund for distribution to the noteholders and
                                               the holders of the class C certificates to cover any
                                               shortfalls in interest and principal required to be
                                               paid on the notes and the class C certificates.

                                               The sale and servicing agreement sets forth the
                                               specified reserve fund balance, which is the amount
                                               that is required to be on deposit in the reserve
                                               fund. On the closing date, the seller will deposit
                                               [$      ] into the reserve fund, which is [  %] of
                                               the initial aggregate principal balance of the notes
                                               and the class C certificates, and which is less than
                                               the specified reserve fund balance. On each payment
                                               date, after making required payments to the servicer
                                               and to the holders of the class A-1 notes, the class
                                               A-2 notes, the class A-3 notes, the class B notes and
                                               the class C certificates, the

                                               trust will make a deposit into the reserve fund to
                                               fund and maintain the specified reserve fund balance.

                                               FOR MORE DETAILED INFORMATION ABOUT THE RESERVE FUND,
                                               PLEASE SEE "SUBORDINATION; RESERVE FUND" IN THIS
                                               PROSPECTUS SUPPLEMENT.

  YIELD SUPPLEMENT ACCOUNT...................  On each payment date, the trust will withdraw from funds on deposit in the yield supplement account the
                                               aggregate amount by which (1) one month's interest on
                                               the principal balance of each receivable at a rate
                                               equal to the weighted average interest rate on the
                                               notes and the class C certificates plus 1.00%
                                               (servicing rate) exceeds (2) one month's interest on
                                               that principal balance at the annual percentage rate
                                               of that receivable.

                                               On the closing date, the seller will deposit
                                               [$      ] into the yield supplement account. Neither
                                               the seller nor the servicer will make any additional
                                               deposits to the yield supplement account after the
                                               closing date.

                                               FOR DETAILED INFORMATION ABOUT THE YIELD SUPPLEMENT
                                               ACCOUNT, PLEASE SEE "DESCRIPTION OF THE TRANSFER AND
                                               SERVICING AGREEMENT--YIELD SUPPLEMENT ACCOUNT AND
                                               YIELD SUPPLEMENT AGREEMENT" IN THIS PROSPECTUS
                                               SUPPLEMENT.

  LISTING....................................  [The trust has applied to list the notes on the
                                               Luxembourg Stock Exchange and The Stock Exchange of
                                               Hong Kong Limited. The trust has requested that the
                                               listings be made effective on or about       .]

  TAX STATUS.................................  Subject to important considerations described in this prospectus supplement and the accompanying
                                               prospectus, O'Melveny & Myers LLP, special tax
                                               counsel to the trust, will deliver its opinion that:

                                               1. the class A notes will be characterized as debt;

                                               2. while the matter is not free from doubt, the class
                                               B notes should be treated as debt; and

                                               3. the trust will not be characterized as an
                                               association or a publicly traded partnership taxable
                                                  as a corporation for federal income and California
                                                  income and franchise tax purposes.

                                               If you purchase the notes, you will agree to treat
                                               the notes as debt. If you purchase the certificates,
                                               you will agree to treat the trust as a partnership in
                                               which the owners of the certificates are partners for
                                               federal income and California income and franchise
                                               tax purposes.

                                               YOU SHOULD REFER TO "MATERIAL INCOME TAX
                                               CONSEQUENCES" IN THIS PROSPECTUS SUPPLEMENT AND
                                               "MATERIAL INCOME TAX CONSEQUENCES--TAX TREATMENT OF
                                               OWNER TRUSTS" IN THE ACCOMPANYING PROSPECTUS.

  ERISA CONSIDERATIONS.......................  The notes are generally eligible for purchase by employee benefit plans and individual retirement
                                               accounts, subject to those considerations discussed
                                               under "ERISA Considerations" in this prospectus
                                               supplement and in the accompanying prospectus. The
                                               certificates may not be acquired by an employee
                                               benefit plan or by an individual retirement account.

                                               YOU SHOULD REFER TO "ERISA CONSIDERATIONS" IN THIS
                                               PROSPECTUS SUPPLEMENT AND IN THE ACCOMPANYING
                                               PROSPECTUS. IF YOU ARE A BENEFIT PLAN FIDUCIARY
                                               CONSIDERING PURCHASE OF THE SECURITIES YOU SHOULD,
                                               AMONG OTHER THINGS, CONSULT WITH YOUR COUNSEL IN
                                               DETERMINING WHETHER ALL REQUIRED CONDITIONS HAVE BEEN
                                               SATISFIED.

  ELIGIBILITY FOR PURCHASE BY MONEY MARKET     The class A-1 notes will be eligible for purchase by
    FUNDS....................................  money market funds under Rule 2a-7 under the
                                               Investment Company Act of 1940, as amended. A money
                                               market fund should consult its legal advisers
                                               regarding the eligibility of such notes under Rule
                                               2a-7 and whether an investment in such notes
                                               satisfies such fund's investment policies and
                                               objectives.

  RATINGS....................................  It is a condition to the issuance of the securities that the securities will receive the following
                                               ratings from Standard & Poor's Ratings Group, Moody's
                                               Investors Service, Inc. and Fitch IBCA, Inc.:

                                                                STANDARD &
                                               CLASS              POOR'S                    MOODY'S
                                               -----      -----------------------   -----------------------
                                                A-1                     [      ]                   [      ]
                                                A-2                     [      ]                   [      ]
                                                A-3                     [      ]                   [      ]
                                                B                       [      ]                   [      ]
                                                C                       [      ]                   [      ]


                                                        FITCH
                                               -----------------------
                                                              [      ]
                                                              [      ]
                                                              [      ]
                                                              [      ]
                                                              [      ]

                                  RISK FACTORS

    YOU SHOULD CONSIDER THE FOLLOWING RISK FACTORS (AND THE FACTORS SET FORTH UNDER "RISK FACTORS" IN THE ACCOMPANYING PROSPECTUS) IN DECIDING WHETHER TO PURCHASE THE SECURITIES OF ANY CLASS.

YOU MAY HAVE DIFFICULTY         The trust will not list the securities on any securities
SELLING YOUR SECURITIES AND/OR  exchange. Therefore, in order to sell your securities, you
OBTAINING YOUR DESIRED PRICE    must first locate a willing purchaser. In addition,
DUE TO THE ABSENCE OF A         currently, no secondary market exists for the securities. We
SECONDARY MARKET.               cannot assure you that a secondary market will develop. The underwriters intend to make a secondary market for the
                                securities by offering to buy the certificates from
                                investors that wish to sell. However, the underwriters are not obligated to offer to buy the securities and they may
                                stop making offers at any time.

                                In addition, the underwriters' offered prices, if any, may not reflect prices that other potential purchasers would be willing to pay were they given the opportunity. There have been times in the past when very few buyers of asset backed securities existed and there may be similar times in the
                                future. As a result, you may be unable to sell your notes
                                when you want to do so, you may be unable to obtain the
                                price that you wish to receive for your securities or you
                                may suffer a loss on your securities.

THE CLASS B NOTES AND THE       If you buy the class B notes, you will bear a greater risk
CLASS C CERTIFICATES ARE        than the holders of the class A-1 notes, the class A-2 notes
SUBJECT TO GREATER CREDIT RISK  and the class A-3 notes because payments of interest and
BECAUSE THE CLASS B NOTES ARE   principal on the notes are subordinated to payments of
SUBORDINATE TO THE CLASS A-1    interest and principal on the class A-1 notes, the class A-2
NOTES, THE CLASS A-2 NOTES AND  notes and the class A-3 notes to the extent described below.
THE CLASS A-3 NOTES AND THE
CLASS C CERTIFICATES ARE        Interest payments on the class B notes on each payment date
SUBORDINATE TO THE NOTES.       will be subordinated to servicing fees and interest payments on the class A-1 notes, the class A-2 notes and the class
                                A-3 notes. Principal payments on the class B notes will be subordinated to principal payments on the class A-1 notes, the class A-2 notes and the class A-3 notes. No interest
                                will be paid on the class B notes unless interest owing to the class A-1 notes, the class A-2 notes and the class A-3 notes has been paid in full, and no principal will be paid on the class B notes until principal of the class A-1 notes, the class A-2 notes and the class A-3 notes has been paid in full.

                                If you buy the class C certificates, you will bear a greater credit risk than the notes because payments of interest on and principal of the certificates are subordinated to
                                payments of interest and principal on the notes.

                                Interest payments on the certificates on each payment date will be subordinated to servicing fees and interest and
                                principal payments on the notes. In other words, no interest will be paid on the certificates on any payment date until all required interest and principal payments on the notes on that date have been made.

                                In addition, principal payments on the certificates will be subordinated to principal payments on the notes since no
                                principal will be paid on the certificates until after all principal on the notes due has been paid in full. In
                                addition, you will not receive any principal payments on any payment date until all principal and interest on each class of notes on that date have been paid.

THE GEOGRAPHIC CONCENTRATION    Economic conditions in the states where obligors reside may
OF THE OBLIGORS AND             affect delinquencies, losses and prepayments on the
PERFORMANCE OF THE RECEIVABLES  receivables. The following economic conditions may affect
MAY INCREASE THE RISK OF LOSS   payments on the receivables:
ON YOUR INVESTMENT.
                                - unemployment,
                                - interest rates,
                                - inflation rates, and
                                - consumer perceptions of the economy.
                                If a large number of obligors are located in a particular
                                state, these conditions could increase the delinquency,
                                credit loss or repossession experience of the receivables.
                                If there is a concentration of obligors and receivables in particular states, any adverse economic conditions in those states may affect the performance of the securities more
                                than if this concentration did not exist.

                                As of [      ,] American Honda Finance Corporation's records
                                indicate that the billing addresses of the obligors of the receivables were in the following states:

                                                                                    PERCENTAGE OF TOTAL
                                                                                     PRINCIPAL BALANCE
                                                                                    -------------------
                                                                                              %
                                                                                              %
                                                                                              %
                                                                                              %
                                                                                              %

                                FOR A DISCUSSION OF THE BREAKDOWN OF THE RECEIVABLES BY
                                STATE, SEE "THE RECEIVABLES" IN THIS PROSPECTUS SUPPLEMENT.

OCCURRENCE OF EVENTS OF         Payment defaults or the insolvency or dissolution of the
DEFAULT UNDER THE INDENTURE     seller may result in prepayment of the securities, which may
MAY RESULT IN INSUFFICIENT      result in losses. If the trust fails to pay principal of the
FUNDS TO MAKE PAYMENTS ON YOUR  notes when due, or fails to pay interest on the notes within
SECURITIES.                     five days of the due date, the indenture trustee or the
                                holders of the most senior class of notes outstanding may
                                declare the entire amount of the notes to be due
                                immediately. If this happens, the holders of a majority of the notes outstanding may direct the indenture trustee to
                                sell the receivables and prepay the notes. After the trust pays the notes in full with the proceeds of the sale of the receivables, the trust will distribute any remaining trust assets to pay the certificates. There may not be sufficient funds to pay the certificates in full under those
                                circumstances.

PAID-AHEAD SIMPLE INTEREST      If an obligor on a simple interest contract makes a payment
CONTRACTS MAY AFFECT THE        on the contract ahead of schedule (for example, because the
WEIGHTED AVERAGE LIFE OF THE    obligor intends to go on vacation), the weighted average
NOTES.                          life of the securities could be affected. This is because
                                the additional scheduled payments will be treated as a
                                principal prepayment and applied to reduce the principal
                                balance of the related receivable and the obligor will
                                generally not be required to make any scheduled payments
                                during the period for which it was paid-ahead. During this paid-ahead period, interest will continue to accrue on the principal balance of the contract, as reduced by the
                                application of the additional scheduled payments, but the
                                obligor's contract would not be considered delinquent during this period. While the servicer may be required to make
                                interest advances during this period, no principal advances will be made. Furthermore, when the obligor resumes the
                                required payments, the payments so paid may be insufficient to cover the interest that has accrued since the last
                                payment by that obligor. This situation will continue until the regularly scheduled payments are once again sufficient to cover all accrued interest and to reduce the principal
                                balance of the receivable.

                                The payment by the trust of the paid-ahead principal amount on the securities will generally shorten the weighted
                                average life of the securities. However, depending on the
                                length of time during which a paid-ahead simple interest
                                receivable is not amortizing as described above, the
                                weighted average life of the notes may be extended. In
                                addition, to the extent the servicer makes advances on a
                                paid-ahead simple interest receivables which subsequently
                                goes into default, because liquidation proceeds for this
                                contract will be applied first to reimburse the servicer its advances, the loss on this receivables may be larger than
                                would have been the case had advances not been made.

                                AHFC's portfolio of retail installment sale contracts has
                                historically included simple interest receivables which have been paid-ahead by one or more scheduled monthly payments.
                                There can be no assurance as to the number of receivables in the trust which may become paid-ahead simple interest
                                receivables as described above or the number or the
                                principal amount of the scheduled payments which may be
                                paid-ahead.

IF THERE IS A SERVICER          The trust will pledge the property of the trust to the
DEFAULT, THE SERVICER MAY BE    indenture trustee as collateral for the payment of the
REMOVED ONLY BY THE INDENTURE   notes. As a result, the indenture trustee, acting at the
TRUSTEE AND CERTAIN             direction of the holders of a majority of the outstanding
NOTEHOLDERS.                    principal amount of the notes (or relevant classes of
                                notes), has the power to direct the trust to take specified actions in connection with the property of the trust. The
                                holders of a majority of the outstanding class A notes (or, if the class A notes have been paid in full, the class B
                                notes, or if the class C notes have been paid in full, the class C notes), or the indenture trustee acting on behalf of the holders of notes, will also have the right under limited circumstances to terminate the

                                servicer. If you buy the certificates, you will not be able to remove the servicer until the notes have been paid in
                                full. In addition, those noteholders will have the right to waive specified events of default involving the servicer.
                                See "Description of the Transfer and Servicing
                                Agreements--Rights Upon Servicer Default" and "--Waiver of
                                Past Defaults" in the accompanying prospectus.

COMPUTER PROBLEMS IN THE YEAR   Many computers and computer chips do not recognize more than
2000 COULD AFFECT OPERATIONS,   two digits in a year of a date. As a result, in the year
IMPAIRING THE ABILITY TO        2000, those computers will not know whether the "00 refers
COLLECT RECEIVABLES.            to the year 1900 or the year 2000. American Honda Finance
                                Corporation will have significant obligations to the trust in its role as servicer. If American Honda Finance
                                Corporation, its affiliates or an external supplier were to experience a year 2000 problem in its computer system, this could affect American Honda Finance Corporation's ability to service the receivables. This could result in errors or
                                delays in making collections on the leases and payments on the securities. To address this problem, American Honda
                                Finance Corporation initiated, and recently completed, a
                                comprehensive program for the year 2000 conversion. American
                                Honda Finance Corporation believes that its computer systems are year 2000 compliant. However, if American Honda Finance
                                Corporation's systems were to experience unexpected problems or the computer systems of third-party vendors were not to be year 2000 compliant, the amount and timing of payments to securityholders could be adversely affected, due to, for
                                example, American Honda Finance Corporation's inability to process payments or make distributions on the securities in a timely manner.

                                The inability of American Honda Finance Corporation or of
                                third parties who deal with American Honda Finance
                                Corporation to make the necessary year 2000 modifications of their systems could have a significant adverse effect on
                                American Honda Finance Corporation's operations and
                                financial results. Possible adverse consequences include the inability to (1) collect the receivables, (2) pay
                                obligations, (3) process new business and (4) occupy
                                facilities. These consequences could have a material adverse effect on the value of your securities.

THE SECURITIES ARE NOT          The securities are not a suitable investment for any
SUITABLE INVESTMENTS FOR ALL    investor that requires a regular or predictable schedule of
INVESTORS.                      payments or payment on specific dates. The securities are
                                complex investments that should be considered only by
                                investors. We suggest that only investors who, either alone or with their financial, tax and legal advisors, have the
                                expertise to analyze the prepayment, reinvestment and
                                default risks, the tax consequences of an investment and the interaction of these factors.

WITHDRAWAL OR DOWNGRADING OF    A security rating is not a recommendation to buy, sell or
THE INITIAL RATINGS OF THE      hold securities. Similar ratings on different types of
NOTES AND THE CERTIFICATES      securities do not necessarily mean the same thing. You
WILL AFFECT THE PRICES FOR THE  should analyze the significance of each rating independently
NOTES AND THE CERTIFICATES      from any other rating. A rating agency may change its rating
UPON RESALE.                    of the securities after the

                                securities are issued if that rating agency believes that
                                circumstances have changed. Any subsequent change in a
                                rating will likely affect the price that a subsequent
                                purchaser would be willing to pay for the securities.

PREPAYMENTS ON RECEIVABLES MAY  You may receive payment of principal on your securities
CAUSE PREPAYMENTS ON THE        earlier than you expected. If that happens, you may not be
SECURITIES, RESULTING IN        able to reinvest the principal you receive at a rate as high
REINVESTMENT RISK TO YOU.       as the rate on your securities. Prepayments on the
                                receivables will shorten the life of the securities to an
                                extent that cannot be predicted. Prepayments may occur for a number of reasons. Some prepayments may be caused by the
                                obligors under the receivables. For example, obligors may:

                                - make early payments, since receivables will generally be prepayable at any time without penalty;
                                - default, resulting in the repossession and sale of the
                                financed vehicle; or
                                - damage the vehicle or become unable to pay due to death or disability, resulting in payments to the trust under any
                                  existing physical damage, credit life or other insurance.

                                Some prepayments may be caused by the seller or the
                                servicer. For example, the seller will make representations and warranties regarding the receivables, and the servicer will agree to take or refrain from taking certain actions
                                with respect to the receivables. If the seller or the
                                servicer breaches its representation or agreement and the
                                breach is material and cannot be remedied, it will be
                                required to purchase the affected receivables from the
                                trust. This will result, in effect, in the prepayment of the purchased receivables. In addition, the servicer has the
                                option to purchase the receivables from the trust when the total outstanding principal balance of the receivables is
                                10% or less of the total outstanding principal balance as of the cutoff date.

                                The rate of prepayments on the receivables may be influenced by a variety of economic, social and other factors. The
                                seller has limited historical experience with respect to
                                prepayments. In addition, the seller is not aware of
                                publicly available industry statistics that detail the
                                prepayment experience for contracts similar to the
                                receivables. For these reasons, the seller cannot predict
                                the actual prepayment rates for the receivables. The seller, however, believes that the actual rate of prepayments will result in the weighted average life of the receivables being shorter than the period from the closing date to the final scheduled maturity date for the related class. If this is
                                the case, the weighted average life of each class of
                                securities will be correspondingly shorter.

SUBORDINATED NOTEHOLDERS MAY    If an event of default occurs under the indenture, only the
NOT BE ABLE TO DIRECT THE       holders of the most senior class of notes outstanding (for
INDENTURE TRUSTEE UPON AN       example, the class A notes, or after the class A notes have
EVENT OF DEFAULT UNDER THE      been paid in full but the class B notes are still
INDENTURE AND MAY HAVE LIMITED  outstanding, the class B notes) may waive such event of
RIGHTS UPON NONPAYMENT OF       default, accelerate the maturity dates of the notes or
INTEREST.                       direct or consent to any action under the indenture. The
                                holders of the outstanding subordinated class or classes of notes will not have any rights to direct or to consent to
                                any action until each of the more senior class or classes of notes have been paid in full.

                                The indenture also provides that failure to pay interest
                                when due on the outstanding subordinated class or classes of notes (for example, for so long as any of the class A notes are outstanding, the class B and class C notes, or after the class A notes have been paid in full but the class B notes are still outstanding, the holders of the subordinated notes will not have any right to declare an event of default,
                                cause the maturity of the notes to be accelerated or to
                                direct or consent to any action under the indenture.

BECAUSE THE TRUST HAS LIMITED   The only source of funds for payments on the securities is
ASSETS, THERE IS ONLY LIMITED   the assets of the trust and the reserve fund. The securities
PROTECTION AGAINST POTENTIAL    are not obligations of, and will not be insured or
LOSSES.                         guaranteed by, any governmental agency or the seller, the
                                servicer, American Honda Motor Co., Inc., any trustee or any of their affiliates. You must rely solely on payments on the receivables and amounts on deposit in the reserve fund for payments on the securities. Although funds in the reserve
                                fund will be available to cover shortfalls in payments of
                                interest and principal on each payment date, the amounts
                                deposited in the reserve fund will be limited. If the entire reserve fund has been used, the trust will depend solely on current collections on the receivables to make payments on the securities. Any excess amounts released from the reserve fund to the seller will no longer be available to
                                securityholders on any later payment date. SEE
                                "SUBORDINATION; RESERVE FUND" IN THIS PROSPECTUS SUPPLEMENT.

PREPAYMENTS, POTENTIAL LOSSES   Payment defaults or the insolvency or dissolution of the
AND CHANGE IN ORDER OF          seller may result in prepayment of the notes and
PRIORITY OF PRINCIPAL PAYMENTS  certificates. This may cause losses and changes in the
FOLLOWING AN EVENT OF DEFAULT   priority of payments under the securities. If the trust
UNDER THE INDENTURE.            fails to pay principal of the notes when due, or fails to
                                pay interest on the notes within five days of the due date, the indenture trustee may declare the entire amount of the notes to be due immediately. If this happens, the trust will pay all principal collections to the noteholders until all principal on the notes has been paid. This may substantially delay payments of principal on the certificates. Also, if
                                this happens, the holders of a majority in outstanding
                                principal amount of the notes may direct the indenture
                                trustee to sell the receivables and prepay the notes. Under these circumstances, the trust will not pay principal or
                                interest on the certificates until all principal and
                                interest on the notes has been paid. After the trust pays
                                the notes in full, the trust will distribute any remaining trust assets to pay the certificates.

                                The certificateholders will not have any right to direct the
                                Indenture trustee or to consent to any action until the
                                notes are paid in full. SEE "THE NOTES--INDENTURE--EVENTS OF
                                DEFAULT--RIGHTS UPON EVENT OF DEFAULT" IN THE PROSPECTUS. A
                                similar result will occur if the seller becomes insolvent or is dissolved.

                                If you receive your principal earlier than expected, you may not be able to reinvest the prepaid amount at a rate of
                                return that is equal to or greater than the rate of return on your securities. If the trust is required to sell the
                                receivables in the circumstances described above, the amount received from the sale may not be sufficient to pay all
                                amounts owed to you.

BECAUSE THE SECURITIES ARE IN   Because the securities will be issued in book-entry form,
BOOK-ENTRY FORM, YOUR RIGHTS    you will be required to hold your interest in the securities
CAN ONLY BE EXERCISED           through The Depository Trust Company in the United States,
INDIRECTLY.                     or Cedelbank or the Euroclear System in Europe. Transfers of
                                interests in the securities within DTC, Cedelbank or
                                Euroclear must be made in accordance with the usual rules
                                and operating procedures of those systems. So long as the
                                securities are in book-entry form, you will not be entitled to receive a physical note or certificate representing your interest. The securities will remain in book-entry form
                                except in the limited circumstances described under the
                                caption "Certain Information Regarding the
                                Securities--Book-Entry Registration" in the accompanying
                                prospectus. Unless and until the securities in this
                                prospectus supplement cease to be held in book-entry form, the trustee will not recognize you as a "Securityholder", as such term is used in the trust agreement. As a result, you will only be able to exercise the rights of securityholders indirectly through The Depository Trust Company (if in the
                                United States) and its participating organizations, or
                                Cedelbank and Euroclear (in Europe) and their participating organizations. Holding the securities in book-entry form
                                could also limit your ability to pledge your securities to persons or entities that do not participate in The
                                Depository Trust Company, Cedelbank or Euroclear and to take other actions that require a physical note or certificate
                                representing the securities.

                                Interest and principal on the securities will be paid by the trust to The Depository Trust Company as the record holder of the securities while they are held in book-entry form.
                                The Depository Trust Company will credit payments received from the trust to the accounts of its participants which, in turn, will credit those amounts to securityholders either
                                directly or indirectly through indirect participants. This process may delay your receipt of principal and interest
                                payments from the trust.

                                   THE TRUST

GENERAL

    The Honda Auto Receivables [      -  ] Owner Trust (the "Trust") is a
Delaware business trust to be formed pursuant to the trust agreement (the "Trust Agreement") between American Honda Receivables Corp., as seller (the "Seller"),
and [            ], as owner trustee (the "Owner Trustee"). After its formation, the Trust will not engage in any activity other than:

    1. acquiring, holding and managing the Receivables and the other assets of the Trust and proceeds from those assets;

    2.  issuing the notes and the certificates;

    3.  making payments on the notes and the certificates; and

    4. engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental to or connected with those activities.

    The Trust will initially be capitalized with an amount equal to the
Certificate Balance of [$            ], excluding amounts deposited in the
Reserve Fund. Class D certificates with an original principal balance of
[$            ] will be sold to the Seller and the class C certificates may be sold to third party investors that are expected to be unaffiliated with the Seller, the Servicer or their affiliates or the Trust. The equity of the Trust, together with the net proceeds from the sale of the notes and the certificates, will be used by the Trust to purchase the Receivables from the Seller pursuant to the sale and servicing agreement between the Servicer and the Seller (the "Sale and Servicing Agreement") and to fund the Reserve Fund.

    American Honda Finance Corporation ("AHFC") will be appointed to act as the servicer of the Receivables (in that capacity, the "Servicer"). The Servicer will service the Receivables pursuant to the Sale and Servicing Agreement, the Administration Agreement and the Trust Agreement and will be compensated for those services as described under "Description of the Transfer and Servicing Agreements--Servicing Compensation" in this prospectus supplement and "Description of the Transfer and Servicing Agreements--Servicing Compensation" in the accompanying prospectus.

    Pursuant to agreements between AHFC and the Dealers, each Dealer will repurchase from AHFC those contracts that do not meet specified representations and warranties made by the Dealer. These Dealer repurchase obligations are referred to in this prospectus supplement as "Dealer Recourse." Those representations and warranties relate primarily to the origination of the contracts and the perfection of the security interests in the related financed vehicles, and do not relate to the creditworthiness of the related Obligors or the collectability of those contracts. Although the Dealer Agreements with respect to the Receivables will not be assigned to the Owner Trustee, the Sale and Servicing Agreement will require that any recovery by AHFC in respect of any Receivable pursuant to any Dealer Recourse be deposited in the Collection Account to satisfy AHFC's repurchase obligations under the Sale and Servicing Agreement. The sales by the Dealers of retail installment sales contracts to AHFC do not generally provide for recourse against the Dealers for unpaid amounts in the event of a default by an Obligor, other than in connection with the breach of the foregoing representations and warranties.

    Each certificate represents a fractional undivided ownership interest in the Trust. The Trust property includes the Receivables and monies due or received under the Receivables on or after the Cutoff Date. The Reserve Fund and the Yield Supplement Account will be maintained by the Indenture Trustee for the benefit of the Noteholders and the Class C Certificateholders.

    The Trust's principal offices are in [            ], in care of
[            ], as Owner Trustee, at the address set forth below under "The
Owner Trustee and the Indenture Trustee."

                          CAPITALIZATION OF THE TRUST

    The following table illustrates the capitalization of the Trust as of the Closing Date, as if the issuance and sale of the notes and the certificates had taken place on that date:

                                    [TABLE]

                  THE OWNER TRUSTEE AND THE INDENTURE TRUSTEE

    [            ] is the Owner Trustee under the Trust Agreement.
[            ] is a [            ] and its principal executive offices are
located at             . The Seller and its affiliates may maintain normal
commercial banking relations with the Owner Trustee and its affiliates.

    [            ] is the trustee under the Indenture (the "Indenture Trustee").
[            ] is a [            ] and its principal executive offices are
located at [            ]. The Seller and its affiliates may maintain normal
commercial banking relations with the Indenture Trustee and its affiliates.

                                THE RECEIVABLES

    The property of the Trust will consist of a pool of retail installment sale
contracts (the "Receivables") originated on or after [            ], between
Honda and Acura dealers (the "Dealers") and retail purchasers (the "Obligors"). The Receivables were originated by Dealers in accordance with AHFC's requirements under agreements with Dealers governing the assignment of the Receivables to AHFC. The Receivables evidence the indirect financing made available by AHFC to the Obligors. The Receivables are secured by new and used Honda and Acura motor vehicles and new Honda motorcycles (the "Financed
Vehicles") and all principal and interest payments made on or after [      ]
(the "Cutoff Date") and other property specified in the Receivables.

    AHFC purchased the Receivables from the Dealers in the ordinary course of business in accordance with AHFC's underwriting standards. On or before the date of the initial issuance of the securities (the "Closing Date"), AHFC will sell the Receivables to the Seller. The Seller will, in turn, sell the Receivables to the Trust on the Closing Date pursuant to the Sale and Servicing Agreement. AHFC will continue to service the Receivables. The Receivables to be held by the Trust will be selected from those motor vehicle or motorcycle retail installment sales contracts in AHFC's portfolio that meet several criteria. These criteria provide that each Receivable:

    1. was originated in the United States and the Obligor is not a federal, state or local governmental entity;

    2.  has a contractual Annual Percentage Rate ("APR") ranging from [  ]% to
       [  ]%;

    3. provides for level monthly payments that fully amortize the amount financed over its original term except that the payment in the first or last month during the life of the Receivable may be minimally different from the level payment;

    4. has a remaining term to maturity of not less than [ ] months and not more than [ ] months;

    5.  is not more than [      ] days past due;

    6.  was originated prior to [            ];

    7. has been entered into by an Obligor that was not in bankruptcy proceedings or is bankrupt or insolvent (according to the records of AHFC); and

    8. is secured by a Financed Vehicle that has not been repossessed (according to the records of AHFC).

    No selection procedures believed to be adverse to the Securityholders will be utilized in selecting the Receivables from qualifying retail installment sale contracts. Except as described in item (2) above, the Receivables were not selected on the basis of their APRs.

    The composition, distribution by APR and geographic distribution of the Receivables as of the Cutoff Date are as set forth in the following tables. Approximately [ ]% and [ ]% of the Receivables (based on the Initial Pool Balance) constitute Precomputed Receivables and Simple Interest

Receivables, respectively. By aggregate principal balance, approximately [ ]% of the Receivables constitute Precomputed Receivables and approximately [ ]% of the Receivables constitute Simple Interest Receivables. See "The Receivables" in the prospectus for a further description of the characteristics of Precomputed Receivables and Simple Interest Receivables.

                         COMPOSITION OF THE RECEIVABLES

Aggregate Principal Balance.................................  $
Number of Receivables.......................................
Average Principal Balance...................................  $
Average Original Amount Financed............................  $
  Range of Original Amount Financed.........................  $             to
                                                              $
Weighted Average APR(1).....................................  %
  Range of APRs.............................................  % to
                                                              %
Approximate Weighted Average Original Term to Maturity(1)...  months
  Range of Original Maturities..............................  months to months
Weighted Average Remaining Maturity(1)......................  months
  Range of Original Maturities..............................  months to months
Percentage by Principal Balance of Receivables of New and     % (New)
  Used Motor Vehicles.......................................  % (Used)
Percentage by Principal Balance of Receivables of New
  Motorcycles...............................................  %
Percentage by Principal Balance of Receivables Financed
  through                                                     % (Honda)
  Honda and Acura Dealers...................................  % (Acura)

------------------------
(1)  Weighted by Principal Balance as of the Cutoff Date.

                     DISTRIBUTION OF THE RECEIVABLES BY APR
              (PERCENTAGES MAY NOT ADD TO 100.00% DUE TO ROUNDING)

                                                               PERCENTAGE
                                                              OF AGGREGATE   CUTOFF DATE    PERCENTAGE
                                                 NUMBER OF     NUMBER OF      PRINCIPAL     OF INITIAL
RANGE OF APRS (%)                               RECEIVABLES   RECEIVABLES      BALANCE     POOL BALANCE
-----------------                               -----------   ------------   -----------   ------------

Totals........................................

                    DISTRIBUTION OF THE RECEIVABLES BY STATE
               BASED ON THE ADDRESSES OF THE ORIGINATING DEALERS
              (PERCENTAGES MAY NOT ADD TO 100.00% DUE TO ROUNDING)

                                                         PERCENTAGE OF
                                                           AGGREGATE                          PERCENTAGE
                                            NUMBER OF      NUMBER OF        CUTOFF DATE       OF INITIAL
STATE                                      RECEIVABLES    RECEIVABLES    PRINCIPAL BALANCE   POOL BALANCE
-----                                      -----------   -------------   -----------------   ------------
Alabama..................................
Alaska...................................
Arizona..................................
Arkansas.................................
California...............................
Colorado.................................
Connecticut..............................
Delaware.................................
Florida..................................
Georgia..................................
Hawaii...................................
Idaho....................................
Illinois.................................
Indiana..................................
Iowa.....................................
Kansas...................................
Kentucky.................................
Louisiana................................
Maine....................................
Maryland.................................
Massachusetts............................
Michigan.................................
Minnesota................................
Mississippi..............................
Missouri.................................
Montana..................................
Nebraska.................................
Nevada...................................
New Hampshire............................
New Jersey...............................

                                                         PERCENTAGE OF
                                                           AGGREGATE                          PERCENTAGE
                                            NUMBER OF      NUMBER OF        CUTOFF DATE       OF INITIAL
STATE                                      RECEIVABLES    RECEIVABLES    PRINCIPAL BALANCE   POOL BALANCE
-----                                      -----------   -------------   -----------------   ------------
New Mexico...............................
New York.................................
North Carolina...........................
North Dakota.............................
Ohio.....................................
Oklahoma.................................
Oregon...................................
Pennsylvania.............................
Rhode Island.............................
South Carolina...........................
South Dakota.............................
Tennessee................................
Texas....................................
Utah.....................................
Vermont..................................
Virginia.................................
Washington...............................
West Virginia............................
Wisconsin................................
Wyoming..................................

Total....................................

                     MATURITY AND PREPAYMENT CONSIDERATIONS

    Information regarding maturity and prepayment considerations with respect to the securities is set forth under "Weighted Average Life of the Securities" in the accompanying prospectus and "Risk Factors--You may experience reduced returns on your investment resulting from prepayments, repurchases or early termination of the trust" in the accompanying prospectus. Except as otherwise provided in this prospectus supplement, no principal payments will be made on the class A-2 notes until the class A-1 notes have been paid in full; no principal payments will be made on the class A-3 notes until the class A-2 notes have been paid in full; and no principal payments will be made on the class B notes until the class A-3 notes have been paid in full. In addition, no principal payments will be made on the class C certificates until all of the notes have been paid in full. See "Payments on the Notes and the Certificates" in this prospectus supplement.

    Because the rate of payment of principal of each class of notes and the certificates depends primarily on the rate of payment (including prepayments) of the principal balance of the Receivables, final payment of any class of notes and the final payment in respect of the certificates could occur significantly earlier or later than their respective final scheduled Payment Dates set forth under "Payments on the Notes and the Certificates" (each, a "Final Scheduled Payment Date") in this prospectus supplement. Securityholders will bear the risk of being able to reinvest principal payments on the securities at yields at least equal to the yield on their respective securities. No prediction can be made as to the rate of prepayments on the Receivables in either stable or changing interest rate environments.

    The certificates will provide limited protection against losses on the Receivables. Accordingly, the return on the certificates will be extremely sensitive to the loss experience of the Receivables and the timing of any of those losses. If the actual rate and amount of losses experienced by the Receivables exceed the rate and amount of those losses assumed by an investor, the yield to maturity on the certificates may be lower than anticipated.

    Although the Receivables have different APRs, disproportionate rates of prepayments between Receivables with APRs greater than or less than the Required Rate will generally not affect the yield to the Securityholders. However, higher rates of prepayments of Receivables with higher APRs will decrease the amount available to cover delinquencies and defaults on the Receivables and may decrease the amounts available to be deposited in the Reserve Fund.

             DELINQUENCIES, REPOSSESSIONS AND LOAN LOSS INFORMATION

    Set forth below is information concerning AHFC's experience with respect to its entire portfolio of new and used Honda and Acura motor vehicle and Honda motorcycle retail installment sales contracts, which includes contracts sold by but still being serviced by AHFC. Credit losses are an expected cost in the business of extending credit and are considered in AHFC's rate-setting process. AHFC's strategy is to minimize credit losses while providing financing support for the sale of new or used Honda and Acura motor vehicles and new Honda motorcycles.

    AHFC establishes an allowance for expected credit losses and deducts amounts reflecting installment sale contracts against such allowance. For retail financing, the account balance related to a retail installment sale contract is charged against the allowance for credit losses when the contract has been delinquent for 120 days, unless AHFC has repossessed the collateral associated with the contract. In these cases, the account balances are not charged against the allowance for credit losses until AHFC has either sold the repossessed related motor vehicle or motorcycle or held it in repossession inventory for more than 90 days. AHFC credits any recoveries from charge-offs related to a retail installment sale contract to the allowance.

    Delinquency, repossession and loss experience may be influenced by a variety of economic, social and geographic conditions and other factors beyond the control of AHFC. There is no assurance that AHFC's delinquency, repossession and loss experience with respect to its retail installment sales contracts, or the experience of the trust with respect to the contracts, will be similar to that set forth below.

    There can be no assurance that the behavior of the Receivables included in the Trust will be comparable to AHFC's experience shown in the following tables.

    In the table below, the period of delinquency for the years ended March 31, 1999, 1998, 1997 and 1996 is based on the number of days more than 40% of a scheduled payment on a cumulative basis is contractually past due. The period of
delinquency for the [      ] ended [      ] is based on the number of days any
part of a scheduled payment on a cumulative basis is contractually past due. If the period of delinquency used by AHFC was based on the number of days any portion of a scheduled payment on a cumulative basis was contractually past due, then its historical delinquency experience may have been materially higher in each of the years presented below.

                                                  DELINQUENCY EXPERIENCE(1)
                                                    (DOLLARS IN THOUSANDS)
                                                AT OR FOR YEAR ENDED MARCH 31,
                                --------------------------------------------------------------
                                   [ ]          1999         1998         1997         1996
                                ----------   ----------   ----------   ----------   ----------
Principal Amount
  Outstanding(2).............                             $2,929,360   $2,486,957   $2,149,145
Delinquencies
  30-59 Days.................                             $   29,330   $   37,070   $   19,222
  60-89 Days.................                                  4,400        6,327        2,937
  90 Days or More............                                  1,699        2,911        1,322
  Repossessions(3)...........                                  7,438       13,334        5,423
                                                          ----------   ----------   ----------
  Total Delinquencies and
    Repossessions............                             $   42,867   $   59,642   $   28,904
Total Delinquencies and
  Repossessions as a
  Percentage of Principal
  Amount Outstanding.........                                   1.46%        2.40%        1.35%

------------------------------

(1) Includes contracts that have been sold but are still being serviced by AHFC.

(2) Remaining principal balance and unearned finance charges for all outstanding contracts.

(3) Amounts shown represent the outstanding principal balance for contracts for which the related vehicle had been repossessed and not yet liquidated.

                                        NET CREDIT LOSS AND REPOSSESSION EXPERIENCE(1)
                                                    (DOLLARS IN THOUSANDS)
                                                AT OR FOR YEAR ENDED MARCH 31,
                                --------------------------------------------------------------
                                   [ ]          1999         1998         1997         1996
                                ----------   ----------   ----------   ----------   ----------
Principal Amount
  Outstanding(2).............                             $2,929,360   $2,486,957   $2,149,145
Average Principal Amount
  Outstanding(3).............                             $2,675,524   $2,545,288   $1,842,750
Number of Contracts
  Outstanding................                                278,261      235,521      190,042
Average Number of Contracts
  Outstanding(3).............                                252,723      228,287      162,955
Number of Repossessions......                                  3,576        3,166        2,175
Number of Repossessions as a
  Percentage of the Average
  Number of Contracts
  Outstanding................                                   1.42%        1.39%        1.34%
Gross Charge-Offs(4).........                             $   32,598   $   25,857   $   14,701
Recoveries(5)................                                  8,245        6,014        3,940
                                                          ----------   ----------   ----------
Net Losses...................                             $   24,353   $   19,843   $   10,761
Net Losses as a Percentage of
  Average Principal Amount
  Outstanding................                                   0.91%        0.78%        0.58%

------------------------------

(1) Includes contracts that have been sold but are still being serviced by AHFC.

(2) Remaining principal balance and unearned finance charges for all outstanding contracts.

(3) Average of the loan balance or number of contracts, as the case may be, is calculated for a period by dividing the total monthly amounts by the number of months in the period.

(4) Amounts charged off is the remaining principal balance, excluding any expenses associated with collection, repossession or disposition of the related vehicle, plus earned but not yet received finance charges, net of any proceeds collected prior to charge off.

(5) Proceeds received on previously charged-off contracts.

                       WEIGHED AVERAGE LIVES OF THE NOTES

    Prepayments on automotive receivables can be measured relative to a payment standard or model. The model used in this prospectus supplement, the Absolute Prepayment Model ("ABS"), represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables in question are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be paid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the Receivables.

    As the rate of the payment of principal of each class of notes will depend on the rate of payment (including prepayments) of the principal balance of the Receivables, final payment of any class of notes could occur significantly earlier than the respective Final Scheduled Payment Dates. Reinvestment risk associated with early payment of the notes of any class will be borne exclusively by the holders of such notes.

    The tabled captioned "Percent of Initial Note Principal Amount at Various ABS Percentages" (the "ABS Table") has been prepared on the basis of the characteristics of the Receivables described under "The Receivables Pool". The ABS Tables assumes that (1) the Receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases,
(2) each scheduled monthly payment on each Receivable is scheduled to be made and is made on the last day of each month and each month has 30 days,
(3) payments are made on the notes on each Payment Date (and each such date is assumed to be the fifteenth day of each applicable month), (4) the balance in the Reserve Fund on each Payment Date is the required amount described under "Subordination; Reserve Fund" and (5) the Servicer exercises its option to purchase the Receivables on the earliest Payment Date on which such option may be exercised. The hypothetical pools each have an assumed Cutoff Date of
[            ]. The ABS Table indicates the projected weighted average life of each class of notes and sets forth the percent of the initial principal amount of each class of notes that is projected to be outstanding after each of the Payment Dates shown at various constant ABS percentages.

    The ABS Table also assumes that the Receivables have been aggregated into hypothetical pools with all of the receivables within each such pool having the following characteristics and that the level scheduled monthly payment for each of the pools (which is based on the aggregate principal balance, APR, original term to maturity and remaining term to maturity as of the assumed cutoff date) will be such that each pool will be fully amortized by the end of its remaining term to maturity.

                                                                                                 ORIGINAL
                                                       AGGREGATE              REMAINING TERM     TERM TO
                                          NUMBER OF    PRINCIPAL               TO MATURITY     MATURITY (IN
POOL                                     RECEIVABLES    BALANCE      APR       (IN MONTHS)       MONTHS)
----                                     -----------   ---------     ---      --------------   ------------


    The actual characteristics and performance of the Receivables will differ from the assumptions used in constructing the ABS Table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the Receivables will prepay at a constant level of ABS until maturity or that all of the Receivables will prepay at the same level of ABS. Moreover, the diverse terms of receivables within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the Receivables are as assumed. Any difference between such assumptions and the actual characteristics and performance of the Receivables, or actual prepayment experience, will affect the percentages of initial amounts outstanding over time and the weighted average lives of each class of notes.

        PERCENTAGE OF INITIAL NOTE PRINCIPAL AT VARIOUS ABS PERCENTAGES

                                                     CLASS A-1 NOTES   CLASS A-2 NOTES   CLASS A-3 NOTES
                                                     ---------------   ---------------   ---------------
PAYMENT DATE
Weighted
  Average Life
  (years)(1).......................................
Weighted
  Average Life
  (years)(1)(2)....................................

------------------------------

(1) The weighed average life of a note is determined by (x) multiplying the amount of each principal payment on a note by the number of years from the date of issuance of the note to the related Payment Date, (y) adding the results and (z) dividing the sum by the original principal amount of the note.

(2) This calculation assumes that the Servicer does not exercise its option to purchase the Receivables.

    This Table has been prepared based on the assumptions described on page S-33 (including the assumptions regarding the characteristics and performance of the Receivables, which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

        PERCENTAGE OF INITIAL NOTE PRINCIPAL AT VARIOUS ABS PERCENTAGES

                                                              CLASS B NOTES   CLASS C NOTES
                                                              -------------   -------------
PAYMENT DATE
Weighted
  Average Life
  (years)(1)................................................
Weighted
  Average Life
  (years)(1)(2).............................................

------------------------------

(1) The weighed average life of a note is determined by (x) multiplying the amount of each principal payment on a note by the number of years from the date of issuance of the note to the related Payment Date, (y) adding the results and (z) dividing the sum by the original principal amount of the note.

(2) This calculation assumes that the Servicer does not exercise its option to purchase the Receivables.

    This Table has been prepared based on the assumptions described on page S-33 (including the assumptions regarding the characteristics and performance of the Receivables, which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

               NOTE FACTORS, CERTIFICATE FACTORS AND POOL FACTORS

    The "Note Pool Factor" with respect to any class of notes will be a seven-digit decimal indicating the principal amount of that class of notes as of the close of business on the Payment Date in that month as a fraction of the respective principal amount thereof as of the Closing Date. The Servicer will compute the Note Pool Factor each month for each class of notes. Each Note Pool Factor will initially be 1.0000000 and thereafter will decline to reflect reductions in the principal amount of each class of notes. Each principal amount will be computed by allocating payments in respect of the Receivables to principal and interest using the simple interest method. The portion of the principal amount of any class of notes for a given month allocable to a Noteholder can be determined by multiplying the original denomination of the holder's note by the related Note Pool Factor for that month.

    The "Certificate Pool Factor" with respect to any class of certificates will be a seven-digit decimal indicating the Certificate Balance of that class of certificates as of the close of business on the Payment Date in that month as a fraction of the Initial Certificate Balance of that class. The Servicer will compute the Certificate Pool Factor each month for each class of certificates. Each Certificate Pool Factor will initially be 1.0000000 and thereafter will decline to reflect reductions in the Certificate Balance. Each Certificate Balance will be computed by allocating payments in respect of the Receivables to principal and interest using the simple interest method. The portion of the Certificate Balance for any class of certificates for a given month allocable to a Certificateholder can be determined by multiplying the original denomination of the holder's certificate by the related Certificate Pool Factor for that month.

    Pursuant to the Transfer and Servicing Agreements, the Securityholders will receive monthly reports concerning the payments received on the Receivables, the Pool Balance, the related Note Pool Factors, Certificate Pool Factors and various other items of information pertaining to the Trust. Securityholders of record during each calendar year will be furnished information by the Indenture Trustee or the Owner Trustee, as appropriate, for tax reporting purposes not later than the latest date permitted by law. See "Description of the Transfer and Servicing Agreements--Statements to Securityholders" in the accompanying prospectus.

                                USE OF PROCEEDS

    The Seller will use the net proceeds from the sale of the Securities
(approximately $            ) to purchase the Receivables from AHFC pursuant to
the Purchase Agreement and to fund the Reserve Fund.

                          THE SELLER AND THE SERVICER

    Information regarding the Seller and the Servicer is set forth under the captions "The Seller" and "The Servicer" in the accompanying prospectus.

YEAR 2000

    AHFC initiated and has completed a program designed to resolve the potential impact of year 2000 on the ability of AHFC's computerized information systems to accurately process information that may be date sensitive. AHFC identified the critical data storage and operating systems and developed plans to ensure the readiness of AHFC's systems to process dates beyond the year 2000. AHFC has initiated communications with dealers, financial institutions and suppliers to determine the extent of risk created by those third parties' failure to remediate their own year 2000 issues. At present, AHFC cannot determine the effect of failed remediation efforts by these outside parties.

    The total estimated costs associated with the required modifications to AHFC's computerized information systems have not had, and are not expected to have, a material impact on AHFC's condition, financial and otherwise. Costs associated with the year 2000 systems and software modifications have been and will be expensed as incurred.

    The inability of AHFC, its vendors and the parties with whom it contracts to address the necessary year 2000 modifications of computerized information systems could result in a significant adverse effect on AHFC's operations and financial results including the inability to:

    - collect receivables,

    - pay obligations,

    - process new business, and

    - occupy facilities.

Any year 2000 problems described herein could have a material adverse effect on the ability of noteholders to receive payments on the notes.

    AHFC has completed a contingency plan for the year 2000 conversion which covers the following:

    (1) early warning,

    (2) preventative actions, and

    (3) alternative processes.

    Quick response teams have been formed to identify and correct problems as they occur. AHFC is taking the following plans of action in anticipation of any potential year 2000 problems:

    (1) additional data back-ups;

    (2) computer shut downs and restarts;

    (3) finishing 1999 transactions early;

    (4) freezing new system installations; and

    (5) alternative means of communication.

CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

    The foregoing description under "Year 2000" contains various "forward looking statements" within the meaning of Section 27A of the Securities Act and
Section 21E of the Securities Exchange Act of

1934, as amended, which represent AHFC's expectations or beliefs concerning future events, including the following: that AHFC's contingency plan for year 2000 will be as described under "Year 2000"; that AHFC has completed its year 2000 compliance efforts on its critical systems; that the total costs in connection with the year 2000 issue is not expected to have a material adverse effect on AHFC's results of operations, liquidity or capital resources; and that deferral of some information technology projects is not expected to have a material adverse effect on AHFC's results of operations, liquidity or capital resources.

    The foregoing statements relating to AHFC's expectations as to its year 2000 efforts are based on its best estimates which may be updated as additional information becomes available. AHFC's forward looking statements are based on assumptions about many important factors, including the technical skills of employees and independent contractors, representations and preparedness of third parties and the effects of the Year 2000 issues on business partners and customers. While AHFC believes its assumptions are reasonable, it cautions that it is impossible to predict the impact of those factors that could cause actual timetables to differ materially from the expected results. See "Risk Factors-- Computer problems in the year 2000 could affect operations, impairing the ability to collect receivables" in this prospectus supplement.

                                   THE NOTES

GENERAL

    The notes will be issued pursuant to the terms of the Indenture, a form of which has been filed as an exhibit to the registration statement. A copy of the final signed Indenture will be filed with the Commission following the issuance of the securities. The following summary describes material terms of the notes and the Indenture. The summary does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all the provisions of the notes and the Indenture. Where particular provisions or terms used in the indenture are referred to, the actual provisions (including definitions of terms) are incorporated by reference as part of the summary. The following summary supplements, and to the extent inconsistent therewith replaces, the description of the general terms and provisions of the notes of any given series and the related Indenture set forth in the accompanying prospectus, to which description reference is hereby made.

PAYMENTS OF INTEREST

    Each class of notes will constitute Fixed Rate Securities, as that term is defined under "Certain Information Regarding the Securities--Fixed Rate Securities" in the accompanying prospectus. Interest on the principal balances of the classes of the notes will accrue at the respective per annum interest rates set forth on the cover of this prospectus supplement (each, an "Interest Rate") and will be payable to the Noteholders monthly on the fifteenth of each month (or, if that date is not a Business Day, on the next succeeding Business
Day) (a "Payment Date") commencing [            ]. A "Business Day" is any day
except a Saturday, Sunday or a day on which banks in New York, New York, Chicago, Illinois, Wilmington, Delaware or Los Angeles, California are authorized or obligated by law, regulation, executive order or decree to be closed.

    Interest on the outstanding principal amount of each class of notes will accrue at the related Interest Rate from and including the most recent Payment Date on which interest has been paid (or from and including the Closing Date with respect to the first Payment Date) to but excluding the current Payment Date (each, an "Interest Period").

    Interest on the class A-1 notes will be calculated on the basis of the actual number of days in the related Interest Period divided by 360, and interest on the class A-2 notes, the class A-3 notes and the class B notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest accrued but not paid on any Payment Date will be due on the next Payment Date, together with interest on that amount at the applicable Interest Rate (to the extent lawful). Interest payments on the notes will generally be made from Available Amounts and from amounts on deposit in the Reserve Fund, after the Servicing Fee and non-recoverable Advances have been paid. See "Subordination; Reserve Fund--Reserve Fund" and "Payments on the Notes and the Certificates" in this prospectus supplement.

    Interest payments to holders of the class A-1 notes, the class A-2 notes and the class A-3 notes (collectively, the "Class A Notes") will have the same priority. Under specified circumstances, the amount available for interest payments could be less than the amount of interest payable on the notes on any Payment Date, in which case the holders of the Class A Notes will receive their ratable share (based upon the aggregate amount of interest due to that class) of the aggregate amount available to be distributed in respect of interest on the notes.

    Interest payments to the class B noteholders will be subordinated to the interest payments on the Class A Notes. Interest on the class B notes will not be paid until all accrued and unpaid interest on the Class A Notes have been paid in full.

PAYMENTS OF PRINCIPAL

    Until the notes have been paid in full, principal payments to Noteholders will be made on each Payment Date in the amount and order of priority described in this prospectus supplement under "Payments on the Notes and the Certificates--Payment of Distributable Amounts." On each Payment Date, principal of the notes will be payable generally in an amount equal to the Noteholders' Percentage of the Principal Distributable Amount. Principal payments on the notes will be made from Available Amounts after the Servicing Fee and non-recoverable Advances have been paid and after the Noteholders' Interest Distributable Amount has been distributed. Principal payments will be allocated among the notes so that no principal payments will be made on:

    1.  the class A-2 notes until the class A-1 notes have been paid in full;

    2. the class A-3 notes until the class A-1 notes and class A-2 notes have been paid in full; and

    3.  the class B notes until the class A notes have been paid in full.

    Notwithstanding the foregoing, on each Payment Date after the acceleration of the notes following an Event of Default, the notes will receive 100% of the Principal Distributable Amount until the notes are paid in full. That Principal Distributable Amount will be paid first to holders of record of each of the class A-1 notes, the class A-2 notes and the class A-3 notes on a pro rata basis based on the principal balance of that class of outstanding notes. Beginning on the Payment Date on which the class A notes have been paid in full, the remainder of the Principal Distributable Amount, if any, and on each subsequent Payment Date, 100% of the Principal Distributable Amount, will be paid to the holders of record of each of the class B notes (the "Class B Noteholders") together with the holders of record of the class A notes (the "Class A Noteholders", the "Noteholders") until the class B notes have been paid in full.

    The actual Payment Date on which the outstanding principal amount of any class of notes is paid may be significantly earlier than its Final Scheduled Payment Date based on a variety of factors, including the factors described under "Weighted Average Life of the Securities" in the accompanying prospectus.

    If the principal amount of a class of notes has not been paid in full on or prior to its Final Scheduled Payment Date, the Noteholders' Principal Distributable Amount for that Payment Date will, to the extent the remaining Available Amounts are sufficient, include an amount sufficient to reduce the unpaid principal amount of that class of notes to zero on that Payment Date. See "Payment on the Notes and the Certificates--Payment of Distributable Amounts" in this prospectus supplement.

INDENTURE

    EVENTS OF DEFAULT; RIGHTS UPON EVENT OF DEFAULT. Subject to the following paragraph, upon an Event of Default, the Noteholders will have the rights set forth in the prospectus under "The Notes--Indenture--Events of Default; Rights Upon Event of Default." The Indenture Trustee may sell the Receivables subject to certain conditions set forth in the Indenture following an Event of Default, including a default in the payment of any principal of or a default for five days or more in the payment of any interest on any note (to the extent described in the following paragraph). In the case of an Event of Default not involving any such default in payment, the Indenture Trustee is prohibited from selling the Receivables unless one of the conditions set forth in the prospectus under "The Notes--Indenture--Events of Default and--Rights Upon Event of Default" has been satisfied.

    Notwithstanding the description of Events of Default and resulting rights of Noteholders in the prospectus under the caption "The Notes--Indenture--Events of Default; Rights Upon Event of Default," until the Class A Notes have been paid in full, the failure to pay interest due on the class B notes will not be an Event of Default. Pursuant to the Trust Indenture Act of 1939, as amended, the Indenture Trustee may be deemed to have a conflict of interest and be required to resign as trustee for the Class A Notes or the class B notes if a default occurs under the Indenture. In these circumstances, the Indenture will provide for one or more successor Indenture Trustees to be appointed for the Class A Notes and the class B notes in order that there be separate Indenture Trustees for each of class of notes. So long as any amounts remain unpaid with respect to the Class A Notes, only the Indenture Trustee for the Class A Noteholders will have the right to exercise remedies under the Indenture (but the Class B Noteholders will be entitled to their respective shares of any proceeds of enforcement, subject to the subordination of the class B notes to the Class A Notes as described herein), and only the Class A Noteholders will have the right to waive the Events of Default or Servicer Defaults or direct or consent to any action to be taken, including sale of the Receivables, until the Class A Notes are paid in full. Upon repayment of the Class A Notes in full, all rights to exercise remedies under the Indenture will transfer to the Indenture Trustee for the class B notes. Any resignation of the original Indenture Trustee as described above with respect to any class of notes will become effective only upon the appointment of a successor Indenture Trustee for such class of notes and such successor's acceptance of such appointment.

    Each Class B Noteholder, by accepting its interest in a class B note, will be deemed to have consented to any such delay in payment of interest on such class of notes and to have waived its right to institute suit for enforcement of any such payment, in each case in the circumstances and to the extent described above.

NOTICES

    Noteholders will be notified in writing by the Indenture Trustee of any Event of Default, Servicer Default or termination of, or appointment of a successor to, the Servicer promptly upon a Responsible Officer (as defined in the Transfer and Servicing Agreements) obtaining actual knowledge of these events.

    If notes are issued other than in book-entry form, those notices will be mailed to the addresses of Noteholders as they appear in the register maintained by the Indenture Trustee prior to mailing. Those notices will be deemed to have been given on the date of that publication or mailing.

GOVERNING LAW

    The Indenture and the notes are governed by and shall be construed in accordance with the laws of the State of New York applicable to agreements made in and to be performed wholly within that jurisdiction.

                                THE CERTIFICATES

GENERAL

    The certificates will be issued pursuant to the terms of the Trust Agreement, a form of which has been filed as an exhibit to the registration statement. A copy of the final signed Trust Agreement will be filed with the Commission following the issuance of the securities. The certificates will evidence undivided ownership interests in the Trust created pursuant to the Trust Agreement.

    The following summary describes material terms of the certificates and the Trust Agreement. The summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, all the provisions of the certificates and the Trust Agreement. The following summary supplements, and to the extent inconsistent therewith replaces, the description of the general terms and provisions of the certificates of any given series and the related Trust Agreement set forth in the accompanying prospectus, to which description reference is hereby made.

PAYMENTS OF INTEREST

    Interest on the Certificate Balance will accrue during each Interest Period at the per annum pass through rate set forth in "Payments on the Notes and Certificates" in this prospectus supplement (the "Pass Through Rate") and will be payable to the holders of record of the certificates (the
"Certificateholders") on the related Payment Date.

    The certificates will constitute Fixed Rate Securities, as that term is defined under "Certain Information Regarding the Securities--Fixed Rate Securities" in the accompanying prospectus. Interest due on a Payment Date will accrue during the related Interest Period and will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest distributions with respect to the class C certificates generally will be made from Available Amounts after:

    1.  payment of the Servicing Fee; and

    2. distribution of the Noteholders' Interest Distributable Amounts to the Noteholders.

    Interest distributions with respect to the class D certificates generally will be made from Available Amounts after payment of all of the foregoing and also after (1) distribution of interest and principal due and payable in respect of the class C certificates and (2) depositing of funds in the Reserve Fund so that the amount on deposit in that account equals the Specified Reserve Fund Balance. See "Payments on the Notes and the Certificates--Payment of Distributable Amounts" in this prospectus supplement.

    Interest payments due for any Payment Date but not paid on that Payment Date will be due on the next Payment Date increased by an amount equal to interest on that amount at the Pass Through Rate (to the extent lawful).

PAYMENTS OF PRINCIPAL

    No principal will be paid on the class C certificates until the Payment Date on which all of the notes have been paid in full. On that Payment Date and each Payment Date thereafter, principal payments of the certificates will be payable in an amount equal to the class C Certificateholders' Percentage of the Principal Distributable Amount. Principal payments on the class C certificates will be made from Available Amounts after:

    1.  payment of the Servicing Fee; and

    2. distribution of the Noteholders' Distributable Amounts to the Noteholders. Principal payments will be allocated among the certificates so that no principal payments will be made on the class D certificates until the class C certificates have been paid in full.

    Principal payments of the class D certificates will be made from Available Amounts after all payment of the foregoing and also after (1) distribution of interest and principal due and payable in respect of the class C certificates and (2) depositing of funds in the Reserve Fund so that the amount on deposit in that account equals the Specified Reserve Fund Balance.

    Notwithstanding the foregoing, on each Payment Date after the acceleration of the notes following an Event of Default, the certificates will not receive any of the Principal Distributable Amount until the notes have been paid in full.

NOTICES

    Certificateholders will be notified in writing by the Owner Trustee of any Event of Default, Servicer Default or termination of, or appointment of a successor to, the Servicer promptly upon a Responsible Officer obtaining actual knowledge of these events. Except for the monthly and annual reports to Certificateholders described this prospectus supplement, the Owner Trustee is not obligated under the Trust Agreement to forward any other notices to the Certificateholders. There are no provisions in the Trust Agreement for the regular or special meetings of Certificateholders.

GOVERNING LAW

    The Trust Agreement and the certificates are governed by and shall be construed in accordance with the laws of the State of New York applicable to agreements made in and to be performed wholly within that jurisdiction.

                   PAYMENTS ON THE NOTES AND THE CERTIFICATES

    On or before the tenth calendar day of each month (or, if the tenth day is not a Business Day, the next succeeding Business Day (each a "Determination Date"), the Servicer will inform the Owner Trustee and the Indenture Trustee of, among other things, the amount of funds collected on or in respect of the Receivables, the amount of Advances to be made by and reimbursed to the Servicer and the Servicing Fee and other servicing compensation payable to the Servicer, in each case with respect to the immediately preceding Collection Period. On or prior to each Payment Date, the Servicer will also determine the following:

    1.  Available Amounts;

    2.  Noteholders' Interest Distributable Amount;

    3.  Certificateholders' Interest Distributable Amount;

    4.  Principal Distributable Amount;

    5.  Yield Supplement Deposit, if any; and

    6. based on the available funds and other amounts available for payment on the related Payment Date as described below, the amount to be distributed to the Noteholders and Certificateholders.

    The Indenture Trustee or the Owner Trustee, as the case may be, will make payments to the Noteholders and Certificateholders out of the amounts on deposit in the Collection Account. The amounts to be distributed to the Noteholders and Certificateholders will be determined in the manner described below.

CALCULATION OF AVAILABLE AMOUNTS

    The amount of funds available for distribution on a Payment Date will generally equal the sum of Available Interest and Available Principal (collectively, "Available Amounts").

    "Available Interest" for a Payment Date will equal the sum of the following amounts allocable to interest received or allocated by the Servicer on or in respect of the Receivables during the related Collection Period (which in the case of Precomputed Receivables shall be computed in accordance with the actuarial method and in the case of the Simple Interest Receivables shall be calculated in accordance with the simple interest method):

    1. all collections on or in respect of the Receivables other than Defaulted Receivables;

    2. all proceeds of the liquidation of Defaulted Receivables, net of expenses incurred by the Servicer in accordance with its customary servicing procedures in connection with the liquidation, including amounts received in subsequent Collection Periods ("Net Liquidation Proceeds");

    3.  all Advances made by the Servicer;

    4. all Warranty Purchase Payments with respect to Warranty Receivables repurchased by the Seller in respect of that Collection Period;

    5. all Administrative Purchase Payments with respect to Administrative Receivables purchased by the Servicer in respect of that Collection Period; and

    6.  any Yield Supplement Deposits.

    "Available Principal" for a Payment Date will equal the sum of the amounts described in clauses (1) through (5) above received or allocated by the Servicer in respect of principal on or in respect of the Receivables during the related Collection Period (which in the case of the Precomputed Receivables shall be computed in accordance with the actuarial method).

    Available Interest and Available Principal on any Payment Date will exclude the following amounts:

    1. amounts received on a particular Receivable (other than a Defaulted Receivable) to the extent that the Servicer has previously made an unreimbursed Advance in respect of that Receivable;

    2. Net Liquidation Proceeds with respect to a particular Receivable to the extent of unreimbursed Advances in respect of that Receivable; and

    3. recoveries from collections with respect to Advances that the Servicer has determined are unlikely to be repaid.

    A "Defaulted Receivable" will be a Receivable (other than an Administrative Receivable or a Warranty Receivable) as to which, (a) all or part of a scheduled payment is 120 days or more than 120 days past due and the Servicer has not repossessed the related Financed Vehicle or (b) the Servicer has, in accordance with its customary servicing procedures, determined that eventual payment in full is unlikely and has either repossessed and liquidated the related Financed Vehicle or repossessed and held the related Financed Vehicle and held in its repossession inventory for 90 days, whichever occurs first.

PAYMENT OF DISTRIBUTABLE AMOUNTS

    Prior to each Payment Date, the Servicer will calculate the amount to be distributed to the Noteholders and Certificateholders. On each Payment Date, the Servicer will allocate amounts on deposit in the Collection Account with respect to the related Collection Period as described below and will instruct the Indenture Trustee to make the following payments and distributions in the following amounts and order of priority:

    1. to the Servicer, the Servicing Fee, including any unpaid Servicing Fees with respect to one or more prior Collection Periods, and non-recoverable Advances;

    2. to the Noteholders, the Noteholders' Interest Distributable Amount, from Available Amounts (after giving effect to the reduction in Available Amounts described in clause (1) above);

    3. to the holders of record of the class C certificates (the "Class C Certificateholders"), the Certificateholders' Interest Distributable Amount for the class C certificates, from Available Amounts (after giving effect to the reduction in Available Amounts described in clauses
       (1) through (2) above);

    4. to the Noteholders, the Noteholders' Principal Distributable Amount, from Available Amounts (after giving effect to the reduction in Available Amounts described in clauses (1) through (3) above);

    5. to the class C Certificateholders, the Certificateholders' Principal Distributable Amount for the class C certificates, from Available Amounts (after giving effect to the reduction in Available Amounts described in clauses (1) through (4) above);

    6. to the Reserve Fund, from Available Amounts (after giving effect to the reduction in Available Amounts described in clauses (1) through
       (5) above and that amount being the "Excess Amount"), that amount until the amount on deposit in that account equals the Specified Reserve Fund Balance;

    7. to the holders of record of the class D certificates (the "Class D Certificateholders"), the Certificateholders' Interest Distributable Amount for the class D certificates, from Available

       Amounts (after giving effect to the reduction in Available Amounts described in clauses (1) through (6) above);

    8. after the class C certificateholders have been paid in full, to the Class D Certificateholders, the Certificateholders' Principal Distributable Amount for the class D certificates, from Available Amounts (after giving effect to the reduction in Available Amounts described in clauses (1) through (7) above); and

    9. any Available Amounts remaining after giving effect to the reduction in Available Amounts described in clauses (1) through (8) above, to the Seller.

    Noteholders' Principal Distributable Amount will be allocated among the notes so that no principal payments will be made on:

    1.  the class A-2 notes until the class A-1 notes have been paid in full;

    2. the class A-3 notes until the class A-1 notes and the class A-2 notes have been paid in full; or

    3. the class B notes until the class A-1 notes, the class A-2 notes and the class A-3 notes have been paid in full.

    Notwithstanding the foregoing, if amounts actually allocated to the Noteholders on any Payment Date is less than the Noteholders' Distributable Amount, funds will be withdrawn from the Reserve Fund so that an amount equal to the Noteholders' Distributable Amount may be allocated to the Noteholders.

    No principal payments on the certificates will be made until all of the notes have been paid in full. Thereafter, Certificateholders' Principal Distributable Amount will be allocated among the certificates so that no principal payments will be made on the class D certificates until the class C certificates have been paid in full. Notwithstanding the foregoing, if amounts actually allocated to the Class C Certificateholders on any Payment Date is less than the Certificateholders' Distributable Amount, funds will be withdrawn from the Reserve Fund (after funds have been withdrawn for the benefit of the Noteholders) so that an amount equal to the Certificateholders' Distributable Amount may be allocated to the Class C Certificateholders.

    For the purposes of this prospectus supplement, the following terms will have the following meanings:

    The "Certificateholders' Distributable Amount" will mean, with respect to any Payment Date, the sum of the certificateholders' Interest Distributable Amount for all classes of certificates plus the Certificateholders' Principal Distributable Amount for that Payment Date for the most senior class of Certificates.

    The "Certificateholders' Interest Distributable Amount" will mean, with respect to any Payment Date and a class of certificates, the sum of the Certificateholders' Monthly Interest Distributable Amount for that class and the Certificateholders' Interest Carryover Shortfall for that class for one or more prior Payment Dates.

    The "Certificateholders' Interest Carryover Shortfall" will mean, with respect to any Payment Date and a class of certificates, the excess, if any, of the sum of the Certificateholders' Monthly Interest Distributable Amount for that class for the preceding Payment Date plus any outstanding Certificateholders' Interest Carryover Shortfall for that class on that preceding Payment Date, over the amount of interest that is actually paid on the certificates on that preceding Payment Date, plus, to the extent permitted by applicable law, interest on the Certificateholders' Interest Carryover Shortfall at the related Pass Through Rate for the related Interest Period.

    The "Certificateholders' Monthly Interest Distributable Amount" will mean, with respect to any Payment Date and a class of certificates, interest accrued for the related Interest Period at the related Pass Through Rate for that class of certificates on the Certificate Balance of that class on the immediately preceding Payment Date, after giving effect to all payments of principal to Certificateholders of that class on or prior to that Payment Date (or, in the case of the first Payment Date, on the Initial Certificate Balance of that class
of Certificates). The "Initial Certificate Balance" will equal $            for
the class C certificates and $            for the class D certificates, and the
"Certificate Balance," for any Payment Date and a class of certificates, will equal the Initial Certificate Balance of that class, reduced by all amounts distributed on or prior to that Payment Date on the certificates of that class and allocable to principal.

    The "Certificateholders' Monthly Principal Distributable Amount" will mean, with respect to any Payment Date, the Certificateholders' Percentage of the Principal Distributable Amount for that Payment Date.

    The "Certificateholders' Percentage" will mean the following:

    1. for each Payment Date until all of the notes have been paid in full, 0%; and

    2.  thereafter, 100%.

    The "Certificateholders' Principal Carryover Shortfall" will mean, with respect to any Payment Date and a class of certificates, the excess of the Certificateholders' Monthly Principal Distributable Amount for that class plus any outstanding Certificateholders' Principal Carryover Shortfall of that class for the preceding Payment Date, over the amount in respect of principal that is actually distributed to the Certificateholders of that class on that Payment Date.

    The "Certificateholders' Principal Distributable Amount" will mean, with respect to any Payment Date and a class of certificates, the sum of:

    1. the Certificateholders' Monthly Principal Distributable Amount for that Payment Date;

    2. any outstanding Certificateholders' Principal Carryover Shortfall of that class as of the close of the immediately preceding Payment Date; and

    3. on the Final Scheduled Payment Date for that class of certificates, the amount necessary to reduce the outstanding principal amount of that class of certificates to zero; provided, however, that the Certificateholders' Principal Distributable Amount with respect to a class of certificates shall not exceed the Certificate Balance of that class of certificates.

    The "Noteholders' Distributable Amount" will mean, with respect to any Payment Date, the sum of the Noteholders' Interest Distributable Amount for all classes of notes plus the Noteholders' Principal Distributable Amount for that Payment Date.

    The "Noteholders' Interest Carryover Shortfall" will mean, with respect to any Payment Date and a class of notes, the excess, if any, of the sum of the Noteholders' Monthly Interest Distributable Amount for that class for the preceding Payment Date plus any outstanding Noteholders' Interest Carryover Shortfall for that class on that preceding Payment Date, over the amount in respect of interest that is actually paid on the notes of that class on that preceding Payment Date, plus, to the extent permitted by applicable law, interest on the Noteholders' Interest Carryover Shortfall at the related Interest Rate for the related Interest Period.

    The "Noteholders' Interest Distributable Amount" will mean, with respect to any Payment Date, the sum of the Noteholders' Monthly Interest Distributable Amount for all classes of notes and the Noteholders' Interest Carryover Shortfall for all classes of notes for one or more prior Payment Dates.

    The "Noteholders' Monthly Interest Distributable Amount" will mean, with respect to any Payment Date and a class of notes, interest accrued for the related Interest Period at the related Interest Rate for that class on the outstanding principal amount of that class on the immediately preceding Payment Date, after giving effect to all payments of principal to Noteholders of that class on or prior to that Payment Date (or, in the case of the first Payment Date, on the original principal amount of that class).

    The "Noteholders' Monthly Principal Distributable Amount" will mean, with respect to any Payment Date, the Noteholders' Percentage of the Principal Distributable Amount for that Payment Date.

    The "Noteholders' Percentage" will mean:

    1. for each Payment Date until the principal amounts of all of the notes have been paid in full, 100%; and

    2.  thereafter, 0%.

    The "Noteholders' Principal Carryover Shortfall" will mean, with respect to any Payment Date and a class of notes, the excess, if any, of the Noteholders' Monthly Principal Distributable Amount plus any outstanding Noteholders' Principal Carryover Shortfall for that class of notes for the preceding Payment Date over the amount in respect of principal that is actually paid as principal on that class on that Payment Date.

    The "Noteholders' Principal Distributable Amount" will mean, with respect to any Payment Date and a class of notes, the sum of:

    1.  the Noteholders' Monthly Principal Distributable Amount;

    2. any outstanding Noteholders' Principal Carryover Shortfall of that class as of the close of the immediately preceding Payment Date; and

    3. on the Final Scheduled Payment Date for that class of notes, the amount necessary to reduce the outstanding principal amount of that class of notes to zero; provided, however, that the Noteholders' Principal Distributable Amount with respect to a class of notes shall not exceed the outstanding principal amount of that class.

    The "Principal Distributable Amount" will mean, with respect to any Payment Date and the related Collection Period, the sum of the following amounts:

    1. the principal portion of all payments actually received on the Receivables during that Collection Period;

    2. the principal portion of all prepayments and partial prepayments received during that Collection Period (to the extent those amounts are not included in clause (1) above); and

    3. the Principal Balance of each Receivable that the Servicer became obligated to purchase, the Seller became obligated to repurchase or that became a Defaulted Receivable during that Collection Period (to the extent those amounts are not included in clauses (1) or (2) above).

    The Principal Distributable Amount shall include (a) in the case of Precomputed Receivables, the principal portion of all scheduled payments due during the relating Collection Period, computed in accordance the actuarial method and (b) in the case of Simple Interest Receivables, the principal portion of all scheduled payments actually received during the related Collection Period, and (c) the principal portion of all Prepayments on Simple Interest Receivables and Prepayments on Precomputed Receivables received only the related Collection Period (to the extent such amounts are not included in (a) and (b)).

                          SUBORDINATION; RESERVE FUND

    The rights of the Noteholders and the Certificateholders to receive payments with respect to the Receivables will be subordinated to the rights of the Servicer to receive the Servicing Fee, any additional servicing compensation described under "Description of the Transfer and Servicing Agreements--Servicing Compensation" in this prospectus supplement and the reimbursement of outstanding Advances.

SUBORDINATION

    In addition, the rights of the Noteholders to receive distributions on the Receivables will be subject to the priorities set forth under "Description of the Securities--Terms of the Notes" and "Payments on the Notes and the Certificates--Payment of Distributable Amounts" in this prospectus supplement. The rights of the Certificateholders to receive payments on the Receivables will be subordinated to the rights of the Noteholders to the extent described herein. The rights of the Class D Certificateholders to receive payments on the Receivables will be further subordinated to the rights of the Class C Certificateholders and the maintenance of amounts on deposit in the Reserve Fund at the Specified Reserve Fund Balance, in each case to the extent described herein.

RESERVE FUND

    The protection afforded to the Noteholders through subordination will be effected both by the preferential right of the Noteholders to receive, to the extent described in this prospectus supplement, current distributions on the Receivables and the establishment of the Reserve Fund. Although the class C certificates are subordinated to the rights of the Noteholders, the Class C Certificateholders have a preferential right to receive current distributions on the Receivables before the Class D Certificateholders to the extent described in this prospectus supplement and the establishment of the Reserve Fund. The Reserve Fund will be a segregated account in the name of the Indenture Trustee. The Reserve Fund will be created with an initial deposit by the Seller on the
Closing Date of an amount equal to $            (the "Reserve Fund Initial
Deposit") which is less than the Specified Reserve Fund Balance. The Reserve Fund will thereafter be funded by the deposit therein of all Excess Amounts, if any, for each Payment Date to the extent necessary to restore or bring the amounts on deposit in the Reserve Fund to the Specified Reserve Fund Balance.

    Amounts held from time to time in the Reserve Fund will continue to be held for the benefit of holders of the notes and the Class C Certificateholders and may be invested in Eligible Investments. Investment income on those investments (net of losses and expenses) will be paid to the Seller, upon the direction of the Servicer, to the extent that funds on deposit in the Reserve Fund exceed the Specified Reserve Fund Balance. If the amount on deposit in the Reserve Fund on any Payment Date (after giving effect to all deposits to and withdrawals from the Reserve Fund on that Payment Date) is greater than the Specified Reserve Fund Balance for that Payment Date, subject to limitations set forth in the Transfer and Servicing Agreements, the Indenture Trustee will include the amount of the excess in the amounts to be distributed to Class D Certificateholders pursuant to clauses (7) and (8) in the first paragraph under "Payments on the Notes and the Certificates--Payment of Distributable Amounts" in this prospectus supplement. Upon any distribution to the Class D Certificateholders of amounts in excess of the Specified Reserve Fund Balance, the Noteholders will not have any rights in, or claims to, those amounts. Any excess amounts remaining thereafter will be paid to the Seller.

    The "Specified Reserve Fund Balance" will initially be [            ].
However, on any Payment Date, the Specified Reserve Fund Balance will be an
amount equal to [            ].

    The Servicer may, from time to time after the date of this prospectus supplement, request each rating agency to approve a formula for determining the Specified Reserve Fund Balance that is different from those described above or change the manner by which the Reserve Fund is funded. If each rating agency delivers a letter to the Owner Trustee to the effect that the use of any new formula will not result in a qualification, reduction or withdrawal of its then-current rating of any class of the notes or the class C certificates, then the Specified Reserve Fund Balance will be determined in accordance with the new formula. The Sale and Servicing Agreement will accordingly be amended, without the consent of any Noteholder or Certificateholder, to reflect the new calculation.

    None of the Securityholders, the Indenture Trustee, the Owner Trustee or the Seller will be required to refund any amounts properly distributed or paid to them, whether or not there are sufficient funds on any subsequent Payment Date to make full distributions to the Securityholders.

    The Reserve Fund and the subordination of the certificates are intended to enhance the likelihood of receipt by Noteholders of the full amount of principal and interest due them and to decrease the likelihood that the Noteholders will experience losses. However, the Reserve Fund could be depleted. If the amount required to be deposited into or required to be withdrawn from the Reserve Fund to cover shortfalls in collections on the Receivables exceeds the amount of available cash in the Reserve Fund, Noteholders could incur losses or suffer a temporary shortfall in the amounts distributed to the Noteholders. In that event, the Class C Certificateholders will first incur the losses, but the Class B Noteholders will be the second to incur those losses because payments of principal of and interest on the class B notes are subordinated to payments of principal of and interest on the Class A Notes.

    To a lesser extent, the Reserve Fund and the subordination of the class D certificates are intended to enhance the likelihood of receipt by the Class C Certificateholders of the full amount of principal and interest due them and to decrease the likelihood that the Class C Certificateholders will experience losses. However, the right of the Class C Certificateholders to the amounts on deposit in the Reserve Fund is subordinated to the similar right of the Noteholders and, in any event, the Reserve Fund could be depleted. If the amount required to be deposited into or required to be withdrawn from the Reserve Fund to cover shortfalls in collections on the Receivables exceeds the amount of available cash in the Reserve Fund, the Class C Certificateholders could incur losses or suffer a temporary shortfall in the amounts distributed to the Certificateholders.

              DESCRIPTION OF THE TRANSFER AND SERVICING AGREEMENTS

THE TRANSFER AND SERVICING AGREEMENTS

    The description of the terms of the Indenture, the Sale and Servicing Agreement, the Administration Agreement and the Trust Agreement (collectively, the "Transfer and Servicing Agreements") in this prospectus supplement does not purport to be complete and is subject to, and qualified in its entirety by reference to, all the provisions of the Transfer and Servicing Agreements. Forms of the Transfer and Servicing Agreements have been filed as exhibits to the Registration Statement. Copies of the final signed Transfer and Servicing Agreements will be filed with the Commission following the issuance of the securities. Any description of the Transfer and Servicing Agreements in this prospectus supplement supplements, and to the extent inconsistent replaces, the description of the general terms and provisions of the Transfer and Servicing Agreements set forth in the accompanying prospectus, to which description reference is hereby made.

SALE AND ASSIGNMENT OF RECEIVABLES

    Information with respect to the conveyance of the Receivables from the Seller to the Trust on the Closing Date pursuant to the Sale and Servicing Agreement is set forth under "Description of the Transfer and Servicing Agreements--Sale and Assignment of Receivables" in the accompanying prospectus.

ACCOUNTS

    In addition to the accounts referred to under "Description of the Transfer and Servicing Agreements--Accounts" in the accompanying prospectus, the Servicer will also establish and will maintain with the Indenture Trustee the Reserve Fund in the name of the Indenture Trustee on behalf of the Noteholders and/or the Certificateholders.

COLLECTIONS

    The Servicer will deposit all payments on Receivables received from Obligors and all proceeds of Receivables collected during each Collection Period into the Collection Account not later than two Business Days after receipt. However, so long as AHFC is the servicer, if each condition to making monthly deposits as may be required by the Sale and Servicing Agreement (including the satisfaction of specified ratings criteria by AHFC or AHFC obtaining a letter of credit or similar agreement and the absence of any Servicer Default) is satisfied, the Servicer may retain such amounts until the related Deposit Date. The Servicer or the Seller, as the case may be, will remit the aggregate Warranty Purchase Payments and Administrative Purchase Payments of Receivables to be purchased from the Trust into the Collection Account on or before each Deposit Date. The Servicer will be entitled to withhold, or to be reimbursed from amounts otherwise payable into or on deposit in the Collection Account, amounts previously deposited in the Collection Account but later determined to have resulted from mistaken deposits or postings. Except in certain circumstances described in the Sale and Servicing Agreement, pending deposit into the Collection Account, collections may be invested by the Servicer at its own risk and for its own benefit and will not be segregated from its own funds. See "Description of the Transfer and Servicing Agreements--Collections" in the accompanying prospectus.

    "Eligible Investments" are specified in the Trust Agreement and will be limited to investments which meet the criteria of each rating agency from time to time as being consistent with its then-current ratings of the securities.

    Collections on or in respect of a Receivable made during a Collection Period (including Warranty Purchase Payments and Administrative Purchase Payments) will be applied first to interest accrued to date, second to principal until the principal balance is brought current, third to reduce the unpaid late charges as provided in the Receivable and finally to prepay principal of the Receivable. See "Description of the Transfer and Servicing Agreements--Collections" in the accompanying prospectus.

    Collections on or in respect of a Receivable made during a Collection Period which are not late fees, prepayment charges, extension fees or certain other similar fees or charges will be applied first to any outstanding Advances made by the Servicer with respect to such Receivable, and then to the related Scheduled Payment. Any collections on or in respect of a Receivable remaining after such applications will be considered an "Excess Payment." Excess Payments constituting a prepayment in full of the related Receivable will be applied as a prepayment in full of such Receivable (each, a "Prepayment") and all other Excess Payments on Precomputed Receivables will be held by the Servicer as a Payment Ahead (or if the Servicer has not satisfied particular requirements, deposit in the Payahead Account) and on Simple Interest Receivables will be applied as a partial prepayment.

    On each Deposit Date, the Indenture Trustee will cause (1) Payments Ahead previously deposited in the Payahead Account or held by the Servicer in respect of the related Collection Period to be transferred to the Collection Account and
(2) the Yield Supplement Withdrawal Amount to be deposited into the Collection Account.

ADVANCES

    On or before the Business Day prior to each Deposit Date, the Servicer will make a payment into the Collection Account for each Receivable of an amount equal to the product of the principal balance of the Receivable as of the first day of the related Collection Period and one-twelfth of its APR minus the amount of interest (and principal in the case of a Precapital Receivable) actually received on the Receivable during the Collection Period (an "Advance"). If the calculation results in a negative number, an amount equal to the negative amount will be paid to the Servicer in reimbursement of outstanding Advances. In addition, if a Receivable becomes a Liquidated Receivable, the amount of accrued and unpaid interest on that Receivable (but not including interest for the current Collection Period) will, up to the amount of outstanding Advances in respect thereof, be withdrawn from the Collection Account and paid to the Servicer in reimbursement of the outstanding Advances. The Servicer will not be required to make any Advances (other than the Advance of an interest shortfall arising from a prepaid Receivable) to the extent that it does not expect to recoup the Advance from subsequent collections or recoveries. The Servicer will make all Advances by depositing into the Collection Account an amount equal to the aggregate of the Precomputed Advances and Simple Interest Advances in respect of a Collection Period on the Business Day immediately preceding the related Payment Date. See "Description of the Transfer and Servicing Agreements--Advances" in the accompanying prospectus.

SERVICING COMPENSATION

    The servicing fee for the calendar month immediately preceding any Payment Date (a "Collection Period") will be one-twelfth of 1.00% (the "Servicing Rate") of the Pool Balance as of the first day of the related Collection Period or, in the case of the first Payment Date, the Initial Pool Balance (the "Servicing Fee"). The Servicing Fee, together with any previously unpaid Servicing Fee, will be paid on each Payment Date solely to the extent of Available Interest. The Servicer will be entitled to collect and retain as additional servicing compensation in respect of each Collection Period any late fees, prepayment charges and any other administrative fees and expenses or similar charges collected during that Collection Period, plus any investment earnings or interest earned during that Collection Period from the investment of monies on deposit in the Collection Account. See "Description of the Transfer and Servicing Agreements--Collections" in this prospectus supplement and "Description of the Transfer and Servicing Agreements--Servicing Compensation" in the accompanying prospectus. The Servicer will be paid the Servicing Fee for each Collection Period on the following Payment Date related to that Collection Period. However, if it is acceptable to each rating agency without a reduction in the rating of each class of notes and the class C certificates, the Servicing Fee in respect of a Collection Period (together with any portion of the Servicing Fee that remains unpaid from prior Payment Dates) will be paid at the beginning of that Collection Period out of collections of interest on the Receivables for that Collection Period. The Servicing Fee will be paid from Available Interest prior to the payment of the Noteholders' Distributable Amounts or Certificateholders' Distributable Amounts.

YIELD SUPPLEMENT ACCOUNT AND YIELD SUPPLEMENT AGREEMENT

    Payments of the Yield Supplement Deposits will be made from funds on deposit in a segregated trust account to be established by the Seller and pledged to and maintained with the Indenture Trustee for the benefit of the holders of the notes and the Class C Certificateholders (the "Yield Supplement Account"). The "Yield Supplement Deposit" for each Collection Period means an aggregate amount (if positive), calculated by the Servicer, by which:

    - one month's interest on the principal balance as of the first day of that Collection Period of each Yield Supplemented Receivable (other than a Liquidated Receivable, after the Collection Period in which that Receivable became a Liquidated Receivable) at a rate equal to the Required Rate exceeds

    - one month's interest on that principal balance at that Yield Supplemented Receivable's APR.

    "Yield Supplemented Receivables" are Receivables that have APRs which are less than the Required Rate. The "Required Rate" means, with respect to any Payment Date, the sum of the weighted average Interest Rate for the notes and the Pass Through Rate for the class C certificates and 1.00%. The initial amount
of the Yield Supplement Account will be $[    ] (the "Initial Yield Supplement
Amount").

    If the Yield Supplement Deposits for any Payment Date exceed the amount available for withdrawal from the Yield Supplement Account on that Payment Date, the Seller will not have any further obligation under the Yield Supplement Agreement to deposit any further amounts into the Yield Supplement Account. The amount required to be on deposit in the Yield Supplement Account (the "Required Yield Supplement Amount") will be equal to the lesser of:

    - maximum aggregate Yield Supplement Deposits that will become due under the Yield Supplement Agreement, assuming that payments on the Receivables are made on their scheduled due dates and that no Receivable becomes a prepaid Receivable, or

    - the Initial Yield Supplement Amount.

    The maximum aggregate Yield Supplement Deposits may decline as a result of prepayments or repayments in full of the Receivables. To the extent that on any Payment Date the amount on deposit in the Yield Supplement Account exceeds the Required Yield Supplement Amount on that Payment Date, the excess will be paid to the Seller. The Yield Supplement Account will not be part of the Trust.

    Simultaneously with the sale and assignment of the Receivables by AHFC to the Seller, the Seller will enter into the Yield Supplement Agreement with the Indenture Trustee and the Servicer. The Seller will assign the Yield Supplement Agreement to the Trust.

NET DEPOSITS

    As an administrative convenience and as long as specified conditions are satisfied, for so long as AHFC is the Servicer, AHFC will be permitted to make the deposit of collections, aggregate Advances and amounts deposited in respect of purchases of Receivables by the Seller or the Servicer for or with respect to the related Collection Period net of payments to be made to the Servicer with respect to that Collection Period. The Servicer, however, will account to the Owner Trustee and to the Securityholders as if all of the foregoing deposits and payments were made individually. See "Description of the Transfer and Servicing Agreements--Net Deposits" in the accompanying prospectus.

OPTIONAL PURCHASE

    The outstanding notes and the certificates will be redeemed in whole, but not in part, on any Payment Date on which the Servicer or any successor to the Servicer exercises its option to purchase the Receivables. The Servicer or any successor to the Servicer may purchase the Receivables when the Pool Balance shall have declined to 10% or less of the Initial Pool Balance, as described in the accompanying prospectus under "Description of the Transfer and Servicing Agreements--Termination." The "Redemption Price" for the outstanding notes will be equal to the unpaid principal amount of the outstanding notes plus accrued and unpaid interest on the notes and for the certificates will equal the Certificate Balance of the class C certificates and class D certificates on the date of the optional purchase plus accrued and unpaid interest on the certificates.

REMOVAL OF SERVICER

    The Indenture Trustee or Noteholders evidencing not less than 25% of the voting interests of the notes (or relevant classes of notes), voting together as a single class (or if the notes have been paid in full and the Indenture has been discharged in accordance with its terms, by holders of certificates evidencing not less than 25% of the voting interests thereof) may terminate the rights and obligations of the Servicer under the Sale and Servicing Agreement upon the following events ("Servicer Defaults"):

    1. any failure by the Servicer to deposit in or credit to any Account any required payment or make the required payments therefrom and that failure continues unremedied for three Business Days after discovery thereof by the Servicer or after the giving of written notice of such failure to
       (a) the Servicer by the Owner Trustee or the Indenture Trustee, as applicable or (b) the Servicer and the Owner Trustee or the Indenture Trustee, as applicable, of written notice of the failure from the holders of notes or certificates evidencing not less than 25% of the voting interests, voting as a single class;

    2. any failure by the Servicer (or the Seller, as long as AHFC is the Servicer) to duly observe or perform in any material respect any other covenants or agreements in the Sale and Servicing Agreement, which failure materially and adversely affects the rights of the Securityholders, and which failure continues unremedied for 90 days after the giving of written notice of the failure to (a) the Servicer or the Seller, as the case may be, by the Owner Trustee or the Indenture Trustee, as applicable, or (b) the Servicer or the Seller, as the case may be, and the Owner Trustee or the Indenture Trustee by the holders of notes or certificates evidencing not less than 25% of the voting interests of the notes or certificates, voting together as a single class; and

    3.  the occurrence of an Insolvency Event of the Servicer.

    Under those circumstances, authority and power shall, without further action, pass to and be vested in the Indenture Trustee or a successor Servicer appointed by the Indenture Trustee under the Sale and Servicing Agreement. The Indenture Trustee or successor Servicer will succeed to all the responsibilities, duties and liabilities of the Servicer in its capacity under the Sale and Servicing Agreement and will be entitled to similar compensation arrangements. If, however, a bankruptcy trustee or similar official has been appointed for the Servicer, and no Servicer Default other than the appointment of a bankruptcy trustee or similar official has occurred, that trustee or official may have the power to prevent the Indenture Trustee or the Noteholders (or Certificateholders) from effecting a transfer of servicing. In the event that the Indenture Trustee is unwilling or unable so to act, it may appoint or petition a court of competent jurisdiction to appoint a successor with a net worth of at least $50,000,000 and whose regular business includes the servicing of motor vehicle and motorcycle receivables. The Indenture Trustee may make such arrangements for compensation to be paid, which in no event may be greater than the servicing compensation paid to the Servicer under the Sale and Servicing Agreement. Notwithstanding such termination, the Servicer shall be entitled to payment of certain amounts payable to it prior to such termination, for services rendered prior to such termination. Upon payment in full of the principal and interest on the notes, the Certificateholders will succeed to the rights of the Noteholders with respect to removal of the Servicer.

DUTIES OF THE OWNER TRUSTEE AND THE INDENTURE TRUSTEE

    The Owner Trustee will make no representations as to the validity or sufficiency of the Trust Agreement, the certificates (other than the authentication of the certificates), the notes or of any Receivables or related documents and is not accountable for the use or application by the Seller or the Servicer of any funds paid to the Seller or the Servicer in respect of the notes, the certificates or the Receivables, or the investment of any monies by the Servicer before those monies are deposited into the Collection Account. The Owner Trustee will not independently verify the Receivables. If no Servicer Default has occurred, the Owner Trustee is required to perform only those duties specifically required of it under the Trust Agreement. In addition to making distributions to the Certificateholders, those duties generally are limited to the receipt of the various certificates, reports or other instruments required to be furnished to the Owner Trustee under the Trust Agreement, in which case it will only be required to examine them to determine whether they conform to the requirements of the Trust Agreement. The Owner Trustee shall not be charged with knowledge of a failure by the Servicer to perform its duties under the Trust Agreement or the Sale and Servicing Agreement which failure constitutes a Servicer Default unless the Owner Trustee obtains actual knowledge of the failure as specified in the Trust Agreement.

    The Owner Trustee will be under no obligation to exercise any of the rights or powers vested in it by the Trust Agreement or to make any investigation of matters arising under the Trust Agreement or to institute, conduct or defend any litigation under the Trust Agreement or in relation thereto at the request, order or direction of any of the Certificateholders, unless those Certificateholders have offered to the Owner Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred by the Owner Trustee in connection with the exercise of those rights. No Certificateholder will have any right under the Trust Agreement to institute any proceeding with respect to the Trust Agreement, other than with respect to the failure by the Seller or the Servicer, as applicable, to remit payment, unless that Certificateholder has previously given to the Owner Trustee written notice of default and unless the holders of certificates evidencing not less than 25% of the voting interests of the certificates, voting together as a single class, have made written request upon the Owner Trustee to institute that proceeding in its own name as the Owner Trustee under the Trust Agreement and have offered to the Owner Trustee reasonable indemnity and the Owner Trustee for 30 days has neglected or refused to institute that proceeding.

    The Indenture Trustee will make no representations as to the validity or sufficiency of the Indenture, the certificates, the notes (other than authentication of the notes) or of any Receivables or related documents, and is not accountable for the use or application by the Seller or the Servicer of any funds paid to the Seller or the Servicer in respect of the notes, the certificates or the Receivables, or the investment of any monies by the Servicer before those monies are deposited into the Collection Account. The Indenture Trustee will not independently verify the Receivables. If no Event of Default or Servicer Default has occurred, the Indenture Trustee is required to perform only those duties specifically required of it under the Indenture. In addition to making distributions to the Noteholders, those duties generally are limited to the receipt of the various certificates, reports or other instruments required to be furnished to the Indenture Trustee under the indenture, in which case it will only be required to examine them to determine whether they conform to the requirements of the Indenture. The Indenture Trustee shall not be charged with knowledge of a failure by the Servicer to perform its duties under the Trust Agreement, the Sale and Servicing Agreement or the Administration Agreement which failure constitutes an Event of Default or Servicer Default unless the Indenture Trustee obtains actual knowledge of the failure as specified in the indenture.

    The Indenture Trustee will be under no obligation to exercise any of the rights or powers vested in it by the Indenture or to make any investigation of matters arising under the Indenture or to institute, conduct or defend any litigation under the Indenture or in relation thereto at the request, order or direction of any of the Noteholders, unless those Noteholders have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred by the Indenture Trustee in connection with the exercise of those rights. No Noteholder will have any right under the Indenture to institute any proceeding with respect to the Indenture, other than with respect to the failure by the Seller or the Servicer, as applicable, to remit payment, unless that Noteholder previously has given to the Indenture Trustee written notice of the Event of Default and (1) the Event of Default arises from the Servicer's failure to remit payments when due or
(2) the holders of the notes evidencing not less than 25% of the voting interests of the notes, voting together as a single class, have made written request upon the Indenture Trustee to institute that proceeding in its own name as the Indenture Trustee under the Indenture and have offered to the Indenture Trustee reasonable indemnity and the Indenture Trustee for 60 days has neglected or refused to institute that proceeding.

THE OWNER TRUSTEE AND THE INDENTURE TRUSTEE

    [            ] will be the Owner Trustee under the Trust Agreement. As a matter of [New York] law, the Trust will be viewed as a separate legal entity, distinct from the Owner Trustee, and the Trust will be viewed as the issuer of
the certificates. [            ] will be the Indenture Trustee under the
Indenture. The Owner Trustee, the Indenture Trustee and any of their respective affiliates may hold certificates in their own names or as pledgees.

    For the purpose of meeting the legal requirements of some jurisdictions, the Servicer and the Owner Trustee or the Servicer and the Indenture Trustee, in each case acting jointly (or in some instances, the Owner Trustee or the Indenture Trustee acting alone), will have the power to appoint co-trustees or separate trustees of all or any part of the Trust. In the event of an appointment of co-trustees or separate trustees, all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee by the Sale and Servicing Agreement and the Trust Agreement or the Indenture Trustee by the Indenture will be conferred or imposed upon the Owner Trustee or the Indenture Trustee and each of their respective separate trustees or co-trustees jointly, or, in any jurisdiction in which the Owner Trustee or the Indenture Trustee will be incompetent or unqualified to perform specified acts, singly upon that separate trustee or co-trustee who will exercise and perform those rights, powers, duties and obligations solely at the direction of the Owner Trustee or the Indenture Trustee.

    The Owner Trustee and the Indenture Trustee may resign at any time, in which event the Servicer will be obligated to appoint a successor thereto. The Servicer may also remove the Owner Trustee or the Indenture Trustee if either ceases to be eligible to continue as trustee under the Trust Agreement or the Indenture, as the case may be, becomes legally unable to act or becomes insolvent. In those circumstances, the Servicer will be obligated to appoint a successor Owner Trustee or Indenture Trustee, as applicable. Any resignation or removal of the Owner Trustee or the Indenture Trustee and appointment of a successor thereto will not become effective until acceptance of the appointment by the successor.

    The Trust Agreement will provide that the Servicer will pay the fees of the Owner Trustee and the Indenture Trustee in connection with their duties under the Trust Agreement and Indenture, respectively. The Trust Agreement and Indenture will further provide that the Owner Trustee and the Indenture Trustee will be entitled to indemnification by AHFC and the Seller for, and will be held harmless against, any loss, liability, fee, disbursement or expense incurred by the Owner Trustee or the Indenture Trustee not resulting from its own willful misfeasance, bad faith or negligence (other than by reason of a breach of any of its representations or warranties set forth in the Trust Agreement or the Indenture, as the case may be). The Trust Agreement and the Indenture will further provide that the Seller and the Servicer will indemnify the Owner Trustee and the Indenture Trustee for specified taxes that may be asserted in connection with the transaction.

                        MATERIAL INCOME TAX CONSEQUENCES

TAX CHARACTERIZATION OF THE TRUST

    In the opinion of O'Melveny & Myers LLP, tax counsel to the Trust, for federal income tax purposes, (i) the Class A Notes will be characterized as debt, (ii) although the matter is not free from doubt, the class B notes should be classified as debt, and (iii) the Trust will not be characterized as an association (or a publicly traded partnership) taxable as a corporation.

    If the Trust were taxable as a corporation for federal income tax purposes, it would be subject to corporate income tax on its taxable income. The Trust's taxable income would include all its income on the related Receivables, which may be reduced by its interest expense on the notes. Any such corporate income tax could materially reduce cash available to make payments on the notes and distributions on the certificates, and Certificateholders could be liable for any such tax that is unpaid by the Trust.

TREATMENT OF THE NOTES AS INDEBTEDNESS

    The Seller, the Certificateholders and the owners of the Certificates (the "Certificate Owners") will agree, and the owners of the notes will agree by their purchase of the notes, to treat the notes as debt for federal income tax purposes. The Seller and the Servicer will agree, and the Certificate Owners will agree by their purchase of the certificates, to treat the Trust as a partnership for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the Trust, the partners of the partnership being the Certificate Owners, and the notes being debt of the partnership. However, the proper characterization of the arrangement involving the Trust, the certificates, the notes, the Seller and the Servicer is not clear because there is no authority on transactions closely comparable to the transaction described in this prospectus supplement.

    See the discussion under "Material Income Tax Consequences--Tax Treatment of Owner Trusts" in the accompanying prospectus.

                              ERISA CONSIDERATIONS

THE NOTES

    The notes may be purchased by an employee benefit plan or an individual retirement account (a "Plan") subject to ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"). A fiduciary of a Plan must determine that the purchase of a Note is consistent with its fiduciary duties under ERISA and does not result in a nonexempt prohibited transaction as defined in Section 406 of ERISA or Section 4975 of the Code. For additional information regarding treatment of the notes under ERISA, see "ERISA Considerations" in the accompanying prospectus.

    The notes may not be purchased with the assets of a Plan if the Seller, the Servicer, the Indenture Trustee, the Owner Trustee or any of their affiliates:

    1.  is a "fiduciary" as defined in Section 3(21) of ERISA or
       Section 4975(e)(3) of the Code with respect to those Plan assets; or

    2.  is an employer maintaining or contributing to the Plan;

or if a Certificateholder is a fiduciary with respect to those Plan assets and participates in the decision to acquire the notes.

THE CERTIFICATES

    The certificates may not be acquired by a Plan or any entity whose underlying assets include Plan assets by reason of a Plan's investment in the entity or which uses Plan assets to acquire certificates (a

"Plan Investor"). By its acceptance of a certificate, each Certificateholder will be deemed to have represented and warranted that it is not subject to the foregoing limitation. In addition, a purchaser of certificates other than a Plan Investor should be aware that a prohibited transaction could occur if a Certificateholder (or any of its affiliates) is or becomes a party in interest or a disqualified person with respect to a Plan Investor that purchases and holds any notes unless covered by one or more applicable exemptions.

                                  UNDERWRITING

    Subject to the terms and conditions set forth in an Underwriting Agreement (the "Note Underwriting Agreement"), the Seller has agreed to cause the Trust to sell to each of the Note Underwriters named below (collectively, the "Note Underwriters"), and each of the Note Underwriters has severally but not jointly agreed to purchase, the principal amount of notes set forth opposite its name below:

                                    [TABLE]

    In the Note Underwriting Agreement, the Note Underwriters have agreed, subject to the terms and conditions set forth in the Note Underwriting Agreement, to purchase all of the notes if any of the notes are purchased. This obligation of the Note Underwriters is subject to specified conditions precedent set forth in the Note Underwriting Agreement.

    The Seller has been advised by the Note Underwriters that they propose to offer the notes to the public initially at the prices set forth on the cover of this prospectus supplement, and to specified dealers at these prices less the concessions and reallowance discounts set forth below:

CLASS                                                       SELLING CONCESSION   REALLOWANCE DISCOUNT
-----                                                       ------------------   --------------------

    After the initial public offering of the notes, the Note Underwriters may change the public offering price and selling and reallowance concessions.

    Subject to the terms and conditions set forth in an Underwriting Agreement (the "Certificate Underwriting Agreement"), the Seller has agreed to cause the Trust to sell to each of the Certificate Underwriters named below (the "Certificate Underwriters" and, together with the Note Underwriters, the "Underwriters"), and each of the Certificate Underwriters has severally but not jointly agreed to purchase, the principal amount of the class C certificates set forth opposite its name below:

                                    [TABLE]

    In the Certificate Underwriting Agreement, the Certificate Underwriters have agreed, subject to the terms and conditions set forth in the Certificate Underwriting Agreement, to purchase all of the class C certificates if any of the class C certificates are purchased. This obligation of the Certificate Underwriters is subject to specified conditions precedent set forth in the Certificate Underwriting Agreement. The Seller has been advised by the Certificate Underwriters that they propose to offer the class C Certificates to the public initially at the price set forth on the cover of this prospectus supplement, and to some other dealers at these prices less the concessions and reallowance discounts set forth below.

CLASS                                                       SELLING CONCESSION   REALLOWANCE DISCOUNT
-----                                                       ------------------   --------------------

    After the initial public offering of the class C certificates, the Certificate Underwriters may change the public offering price and the selling and reallowance concessions.

    The Seller and AHFC have agreed to indemnify the Underwriters against specified liabilities, including liabilities under the Securities Act or to contribute to payments which the Underwriters may be required to make in respect thereof. However, in the opinion of the SEC, certain indemnification provisions for liability arising under the federal securities law are contrary to public policy and therefore unenforceable. In the ordinary course of their respective businesses, the Underwriters and their respective affiliates have engaged and may engage in investment banking and/or commercial banking transactions with AHFC and its affiliates.

    The notes and the certificates are new issues of securities with no established trading markets. The Seller has been advised by the Note Underwriters that they intend to make a market in the notes of each class and has been advised by the Certificate Underwriters that they intend to make a market in the certificates, in each case as permitted by applicable laws and regulations. The Underwriters are not obligated, however, to make a market in the notes of any class or the certificates, and that market-making may be discontinued at any time without notice at the sole discretion of the Underwriters. Accordingly, no assurance can be given as to the liquidity of, or trading markets for, the notes of any class or the certificates.

    The Trust may, from time to time, invest funds in the Accounts in Eligible Investments acquired from the Underwriters.

    The Underwriters have advised the Seller that, pursuant to Regulation M under the Securities Act, specified persons participating in this offering may engage in transactions, including stabilizing bids, syndicate covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Securities of any class at levels above those that might otherwise prevail in the open market. A "stabilizing bid" is a bid for or the purchase of the Securities of any class on behalf of the Underwriters for the purpose of fixing or maintaining the price of those Securities. A "syndicate covering transaction" is the bid for or the purchase of those Securities of any class on behalf of the Underwriters to reduce a short position incurred by the Underwriters in connection with this offering. A "penalty bid" is an arrangement permitting one of the Underwriters to reclaim the selling concession otherwise accruing to another Underwriter or syndicate member in connection with this offering if the Securities of any class originally sold by the other Underwriter or syndicate member are purchased by the reclaiming Underwriter in a syndicate covering transaction and has therefore not been effectively placed by the other Underwriter or syndicate member.

    Stabilizing bids and syndicate covering transactions may have the effect of causing the price of the Securities of any class to be higher than it might be in the absence thereof, and the imposition of penalty bids might also have an effect on the price of any Security to the extent that it discourages resale of that Security. Neither the Seller nor the Underwriters makes any representation or prediction as to the direction or magnitude of any of that effect on the prices for the Securities. Neither the Seller nor the Underwriters makes any representation that the Underwriters will engage in any of those transactions or that, once commenced, any of those transactions will not be discontinued without notice.

    It is expected that delivery of the notes will be made against payment
therefor on or about the Closing Date, which is the [      ] business day
following the date hereof. Rule 15c6-1 of the Commission under the Exchange Act generally requires trades in the secondary market to settle in three business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade notes on the date hereof will be
required, by virtue of the fact that the notes initially will settle [      ]
business days after the date hereof, to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement. It is suggested that purchasers of notes who wish to trade notes on the date hereof consult their own advisors.

    Upon receipt of a request by an investor who has received an electronic prospectus from an Underwriter or a request by such investor's representative within the period during which there is an obligation to deliver a prospectus, AHFC, the Seller, or the Underwriters will promptly deliver, or cause to be delivered, without charge, a paper copy of the prospectus.

    Each Underwriter will represent that (i) it has not offered or sold and will not offer or sell, prior to the date six months after their date of issuance, any notes to persons in the United Kingdom, except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted in and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the notes in, from or otherwise involving the United Kingdom; and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issuance of the notes to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1997 or is a person to whom the document can otherwise lawfully be issued or passed on.

                          NOTICE TO CANADIAN RESIDENTS

RESALE RESTRICTIONS

    The distribution of the notes in Canada is being made only on a private placement basis exempt from the requirement that the Seller, on behalf of the Trust, prepare and file a prospectus with the securities regulatory authorities in each province where trades of notes are effected. Accordingly, any resale of the notes in Canada must be made in accordance with applicable securities laws which will vary depending on the relevant jurisdiction, and which may require resales to be made in accordance with available statutory exemptions or pursuant to a discretionary exemption granted by the applicable Canadian securities regulatory authority. Purchasers are advised to seek legal advice prior to any resale of the notes.

REPRESENTATIONS OF PURCHASERS

    Each purchaser of notes in Canada who receives a purchase confirmation will be deemed to represent to the Seller, the Servicer, the related trustee, the Trust and the dealer from whom such purchase confirmation is received that
(i) such purchaser is entitled under applicable provincial securities laws to purchase such notes without the benefit of a prospectus qualified under such securities laws, (ii) where required by law, that such purchaser is purchasing as principal and not as agent, and (iii) such purchaser has reviewed the text above under "--Resale Restrictions".

RIGHTS OF ACTION (ONTARIO PURCHASERS)

    The securities being offered are those of a foreign issuer and Ontario purchasers will not receive the contractual right of action prescribed by
Section 32 of the Regulation under the SECURITIES ACT (Ontario). As a result, Ontario purchasers must rely on other remedies that may be available, including common law rights of action for damages or rescission or rights of action under the civil liability provisions of the U.S. federal securities laws.

ENFORCEMENT OF LEGAL RIGHTS

    All of the issuer's directors and officers as well as the experts named herein may be located outside of Canada and, as a result, it may not be possible for Canadian purchasers to effect service of process within Canada upon the issuer or such persons. All or a substantial portion of the assets of the issuer and such persons may be located outside of Canada and, as a result, it may not be possible to satisfy a judgment against the issuer or such persons in Canada or to enforce a judgment obtained in Canadian courts against such issuer or persons outside of Canada.

NOTICE TO BRITISH COLUMBIA RESIDENTS

    A purchaser of notes to whom the SECURITIES ACT (British Columbia) applies is advised that such purchaser is required to file with the British Columbia Securities Commission a report within ten days of the sale of any notes acquired by such purchaser pursuant to this offering. Such report must be in the form attached to British Columbia Securities Commission Blanket Order BOR #95/17, a copy of which may be obtained from the Seller. Only one such report must be filed in respect of notes acquired on the same date and under the same prospectus exemption.

TAXATION AND ELIGIBILITY FOR INVESTMENT

    Canadian purchasers of notes should consult their own legal and tax advisors with respect to the tax consequences of an investment in the notes in their particular circumstances and with respect to the eligibility of the notes for investment by the purchaser under relevant Canadian legislation.

                                 LEGAL OPINIONS

    In addition to the legal opinions described in the accompanying prospectus, legal matters relating to the notes and the certificates and federal income tax and California state income tax and other matters will be passed upon for the Trust by O'Melveny & Myers LLP.

                                 INDEX OF TERMS

ABS...................................  S-33
Advance...............................  S-51
AHFC..................................  S-24
APR...................................  S-26
Available Amounts.....................  S-43
Available Interest....................  S-43
Available Principal...................  S-43
Business Day..........................  S-38
Certificate Balance...................  S-46
Certificate Owners....................  S-56
Certificate Pool Factor...............  S-36
Certificate Underwriters..............  S-57
Certificate Underwriting Agreement....  S-57
Certificateholders....................  S-41
Certificateholders' Distributable
  Amount..............................  S-45
Certificateholders' Interest Carryover
  Shortfall...........................  S-45
Certificateholders' Interest
  Distributable Amount................  S-45
Certificateholders' Monthly Interest
  Distributable Amount................  S-46
Certificateholders' Monthly Principal
  Distributable Amount................  S-46
Certificateholders' Percentage........  S-46
Certificateholders' Principal
  Carryover Shortfall.................  S-46
Certificateholders' Principal
  Distributable Amount................  S-46
Class A Noteholders...................  S-39
Class A Notes.........................  S-39
Class B Noteholders...................  S-39
Class C Certificateholders............  S-44
Class D Certificateholders............  S-44
Closing Date..........................  S-26
Code..................................  S-56
Collection Period.....................  S-51
Cutoff Date...........................  S-26
Dealer Recourse.......................  S-24
Dealers...............................  S-26
Defaulted Receivable..................  S-44
Determination Date....................  S-43
Eligible Investments..................  S-50
Excess Payment........................  S-50
Excess Amount.........................  S-44
fiduciary.............................  S-56
Final Scheduled Payment Date..........  S-30
Financed Vehicles.....................  S-26
forward looking statements............  S-37
Global Securities.....................  S-62
Indenture Trustee.....................  S-26
Initial Certificate Balance...........  S-46
Initial Yield Supplement Amount.......  S-52
Interest Period.......................  S-38
Interest Rate.........................  S-38
Net Liquidation Proceeds..............  S-43
Non-U.S. Person.......................  S-65
Note Pool Factor......................  S-36
Note Underwriters.....................  S-57
Note Underwriting Agreement...........  S-57
Noteholders...........................  S-39
Noteholders' Distributable Amount.....  S-46
Noteholders' Interest Carryover
  Shortfall...........................  S-46
Noteholders' Interest Distributable
  Amount..............................  S-46
Noteholders' Monthly Interest
  Distributable Amount................  S-47
Noteholders' Monthly Principal
  Distributable Amount................  S-47
Noteholders' Percentage...............  S-47
Noteholders' Principal Carryover
  Shortfall...........................  S-47
Noteholders' Principal Distributable
  Amount..............................  S-47
Obligors..............................  S-26
Owner Trustee.........................  S-24
Pass Through Rate.....................  S-41
penalty bid...........................  S-58
Payment Date..........................  S-38
Plan..................................  S-56
Plan Investor.........................  S-56
Prepayment............................  S-50
Principal Distributable Amount........  S-47
Receivables...........................  S-26
Redemption Price......................  S-52
Required Rate.........................  S-52
Required Yield Supplement Amount......  S-52
Reserve Fund Initial Deposit..........  S-48
Reserve Fund..........................  S-48
Sale and Servicing Agreement..........  S-24
Seller................................  S-24
Servicer..............................  S-24
Servicer Defaults.....................  S-53
Servicing Fee.........................  S-51
Servicing Rate........................  S-51
Specified Reserve Fund Balance........  S-48
stabilizing bid.......................  S-58
syndicate covering transaction........  S-58
Transfer and Servicing Agreements.....  S-49
Trust.................................  S-24
Trust Agreement.......................  S-24
Underwriters..........................  S-57
Yield Supplement Account..............  S-51
Yield Supplement Deposit..............  S-51
Yield Supplemented Receivables........  S-52

                                    ANNEX A
                        GLOBAL CLEARANCE, SETTLEMENT AND
                          TAX DOCUMENTATION PROCEDURES

    Except in specified circumstances, the globally offered Class A Certificates (the "Global Securities") will be available only in book-entry form. Investors in the Global Securities may hold those Global Securities through DTC, Cedelbank or Euroclear. The Global Securities will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

    Secondary market trading between investors holding Global Securities through Cedelbank and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., three calendar day settlement).

    Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedure applicable to U.S. corporate debt obligations and prior asset-backed securities issues.

    Secondary cross-market trading between Cedelbank or Euroclear and DTC Participants holding securities will be effected on a delivery-against-payment basis through the depositaries of Cedelbank and Euroclear (in that capacity) and as DTC Participants.

    Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless those holders meet specified requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

INITIAL SETTLEMENT

    All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC. As a result, Cedelbank and Euroclear will hold positions on behalf of their participants through their depositaries, which in turn will hold those positions in accounts as DTC Participants.

    Investors electing to hold their Global Securities through DTC will follow DTC settlement practice. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

    Investors electing to hold their Global Securities through Cedelbank or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global Securities will be credited to securities custody accounts on the settlement date against payment in same-day funds.

SECONDARY MARKET TRADING

    Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

    TRADING BETWEEN DTC PARTICIPANTS. Secondary market trading between DTC Participants will be settled using the procedures applicable to prior asset-backed securities issues in same-day funds.

    TRADING BETWEEN CEDELBANK AND/OR EUROCLEAR PARTICIPANTS. Secondary market trading between Cedelbank Participants or Euroclear Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

    TRADING BETWEEN DTC SELLER AND CEDELBANK OR EUROCLEAR PARTICIPANTS. When Global Securities are to be transferred from the account of a DTC Participant to the account of a Cedelbank Participant or a Euroclear Participant, the purchaser will send instructions to Cedelbank or Euroclear through a Cedelbank Participant or Euroclear Participant at least one business day prior to settlement. Cedelbank or Euroclear will instruct the respective Depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, on the basis of the actual number of days in that accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depositary to the DTC Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Cedelbank Participant's or Euroclear Participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New
York). If settlement is not completed on the intended value date (i.e., the trade fails), the Cedelbank or Euroclear cash debt will be valued instead as of the actual settlement date.

    Cedelbank Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to pre-position funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Cedelbank or Euroclear. Under this approach, they may take on credit exposure to Cedelbank or Euroclear until the Global Securities are credited to their accounts one day later.

    As an alternative, if Cedelbank or Euroclear has extended a line of credit to them, Cedelbank Participants or Euroclear Participants can elect not to pre-position funds and allow that credit line to be drawn upon to finance settlement. Under this procedure, Cedelbank Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they clear the overdraft when the Global Securities are credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of those overdraft charges, although this result will depend on each Cedelbank Participant's or Euroclear Participant's particular cost of funds.

    Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the respective European Depositary for the benefit of Cedelbank Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

    TRADING BETWEEN CEDELBANK OR EUROCLEAR SELLER AND DTC PURCHASER. Due to time zone differences in their favor, Cedelbank Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant. The seller will send instructions to Cedelbank or Euroclear through a Cedelbank Participant or Euroclear Participant at least one business day prior to settlement. In these cases, Cedelbank or Euroclear will instruct the Relevant Depositary, as appropriate, to deliver the Global Securities to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment to and excluding the settlement date on the basis of the actual number of days in that accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Cedelbank Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the Cedelbank Participant's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the Cedelbank Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Cedelbank Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date.

    Finally, day traders that use Cedelbank or Euroclear and that purchase Global Securities from DTC Participants for delivery to Cedelbank Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

        (1) borrowing through Cedelbank or Euroclear for one day (until the purchase side of the day trade is reflected in their Cedelbank or Euroclear accounts) in accordance with the clearing system's customary procedures;

        (2) borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their Cedelbank or Euroclear account in order to settle the sale side of the trade; or

        (3) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the Cedelbank Participant or Euroclear Participant.

MATERIAL U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

    A beneficial owner of Global Securities holding securities through Cedelbank or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons (as defined in the accompanying Prospectus), unless (1) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between that beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (2) that beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

    EXEMPTION FOR NON-U.S. PERSONS (FORM W-8). Beneficial owners of Global Securities that are Non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8 (Certificate of Foreign Status). If the information shown on Form W-8 changes, a new Form W-8 must be filed within 30 days of that change.

    EXEMPTION FOR NON-U.S. PERSONS WITH EFFECTIVELY CONNECTED INCOME
(FORM 4224). A Non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

    EXEMPTION OR REDUCED RATE FOR NON-U.S. PERSONS RESIDENT IN TREATY COUNTRIES (FORM 1001). Non-U.S. Persons residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate depending on the treaty terms) by filing Form 1001 (Ownership, Exemption or Reduced Rate Certificate). If the treaty provides only for a reduced rate, withholding tax will be imposed at that rate unless the filer alternatively files Form W-8. Form 1001 may be filed by the Certificate Owners or their agents.

    EXEMPTION FOR U.S. PERSONS (FORM W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

    U.S. FEDERAL INCOME TAX REPORTING PROCEDURE. The Certificate Owner of a Global Security or, in the case of a Form 1001 or a Form 4224 filer, his agent, files by submitting the appropriate form to the person though whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8 and Form 1001 are effective for three calendar years, and Form 4224 is effective for one calendar year.

    The term "Non-U.S. Person" means any person who is not a U.S. Person (as defined in the accompanying Prospectus).

    Recently, the Treasury Department issued new regulations (the "New Regulations") which make certain modifications to the withholding rules described above, and pursuant to which the certification procedures discussed above will be modified. It is suggested that prospective investors consult their own tax advisers regarding the New Regulations.

    This summary does not deal with all aspects of U.S. federal income tax withholding that may be relevant to foreign holders of Global Securities. It is suggested that investors consult their tax advisors for specific tax advice concerning their holding and disposing of Global Securities.

                   SUBJECT TO COMPLETION, DATED             .
THE INFORMATION CONTAINED IN THIS SUPPLEMENT IS NOT COMPLETE AND MAY BE CHANGED. THIS PROSPECTUS SUPPLEMENT IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

PROSPECTUS SUPPLEMENT
(TO PROSPECTUS DATED       , 2000)

              AMERICAN HONDA RECEIVABLES [      -  ] GRANTOR TRUST
                       AMERICAN HONDA RECEIVABLES CORP.,
                                     SELLER
                      AMERICAN HONDA FINANCE CORPORATION,
                                    SERVICER
                     $            ASSET BACKED CERTIFICATES

YOU SHOULD REVIEW CAREFULLY THE FACTORS SET FORTH UNDER "RISK FACTORS" BEGINNING ON PAGE S-14 OF THIS PROSPECTUS SUPPLEMENT AND PAGE 12 IN THE ACCOMPANYING PROSPECTUS.
The prospectus supplement does not contain complete information about the offering of the certificates. No one may use this prospectus supplement to offer and sell the certificates unless it is accompanied by the prospectus. If any statements in this prospectus supplement conflict with statements in the prospectus, the statement in this prospectus supplement will control.

The certificates are asset backed certificates issued by the trust. The certificates are not obligations of American Honda Receivables Corp., American Honda Finance Corporation, American Honda Motor or any of their respective affiliates. Neither the certificates nor the receivables are insured or guaranteed by any governmental agency.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE CERTIFICATES OR DETERMINED THAT THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

- The trust will issue one or more classes of certificates.

- Only the certificates described in the table below are being offered by this prospectus supplement and the accompanying prospectus.

- The certificates will accrue interest from             ,   .

- The price to the public and the proceeds to the seller listed below exclude
  interest accrued from       , the date the certificates will be issued.

- The proceeds from the sale of the certificates exclude expenses, estimated at
  $            .

                                    CLASS A           CLASS B
                                  CERTIFICATES      CERTIFICATES
Principal Amount..............         $                 $
Pass Through Rate.                     %                 %
Final Scheduled Payment Date.          ,                 ,
Price to Public.                       %                 %
Underwriting Discount.                 %                 %
Proceeds to Seller.                    $                 $

                               TABLE OF CONTENTS
                             Prospectus Supplement

IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
    PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS...   S-5

SUMMARY OF PARTIES TO THE TRANSACTION.......................   S-6

SUMMARY OF MONTHLY DEPOSITS TO AND WITHDRAWALS FROM
    ACCOUNTS................................................   S-7

SUMMARY.....................................................   S-8

RELEVANT PARTIES............................................   S-8

    Issuer..................................................   S-8

    Seller..................................................   S-8

    Servicer................................................   S-8

    Trustee.................................................   S-8

RELEVANT AGREEMENTS.........................................   S-8

    Pooling and Servicing Agreement.........................   S-8

    Administration Agreement................................   S-8

    Receivables Purchase Agreement..........................   S-8

RELEVANT DATES..............................................   S-8

    Closing Date............................................   S-8

    Cutoff Date.............................................   S-8

    Payment Dates...........................................   S-8

    Final Scheduled Payment Dates...........................   S-8

    Record Date.............................................   S-8

DESCRIPTION OF THE CERTIFICATES.............................   S-9

    Offered Certificates....................................   S-9

    Receivables.............................................   S-9

    Interest and Principal Payments.........................   S-9

    Optional Purchase.......................................  S-11

    Credit Enhancement......................................  S-11

    Reserve Fund............................................  S-11

    Yield Supplement Account................................  S-12

    Listing.................................................  S-12

    Minimum Denominations...................................  S-12

    Tax Status..............................................  S-12

    ERISA Considerations....................................  S-13

    Rating of the Offered Certificates......................  S-13

RISK FACTORS................................................  S-14

    You may have difficulty selling your certificates and/or
    obtaining your desired price due to the absence of a
    secondary market........................................  S-14

    Geographic concentration of the obligors and performance
    of the receivables may increase the risk of loss on your
    investment..............................................  S-14

    Because of the uncertainty of federal income tax
    consequences of the yield supplement agreement, you may
    experience unexpected tax consequences..................  S-15

    Computer problems in the year 2000 could affect
    operations, impairing the ability to collect
    receivables.............................................  S-15

    Prepayments on receivables may cause prepayments on the
    certificates, resulting in reinvestment risk to you.....  S-15

    Subordination features increase risk of loss or delay in
    payment on the class B and class C certificates.........  S-16

    Because the trust has limited assets, there is only
    limited protection against potential losses.............  S-17

    Withdrawal or downgrading of initial ratings will reduce
    the prices for certificates.............................  S-17

    The certificates are not suitable investments for all
    investors...............................................  S-17

    Because the certificates are in book-entry form, your
    rights can only be exercised indirectly.................  S-18

THE TRUST...................................................  S-19

    General.................................................  S-19

THE TRUSTEE.................................................  S-19

THE RECEIVABLES.............................................  S-19

MATURITY AND PREPAYMENT CONSIDERATIONS......................  S-24

DELINQUENCIES, REPOSSESSIONS AND NET LOSSES.................  S-24

CERTIFICATE AND POOL FACTORS................................  S-27

USE OF PROCEEDS.............................................  S-28

THE SELLER AND THE SERVICER.................................  S-28

    Year 2000...............................................  S-28

    Cautionary Statement for Purposes of the "Safe Harbor"
    Provisions of the Private Securities Litigation Reform
    Act of 1995.............................................  S-29

THE CERTIFICATES............................................  S-29

    General.................................................  S-29

    Sale and Assignment of Receivables......................  S-30

    Accounts................................................  S-30

    Collections.............................................  S-30

    Advances................................................  S-31

    Servicing Compensation..................................  S-31

    Yield Supplement Account and Yield Supplement
    Agreement...............................................  S-31

    Net Deposits............................................  S-32

    Optional Purchase.......................................  S-32

    Removal of Servicer.....................................  S-32

    Duties of the Trustee...................................  S-33

    The Trustee.............................................  S-34

    Notices.................................................  S-34

    Governing Law...........................................  S-34

PAYMENTS ON THE CERTIFICATES................................  S-36

    General.................................................  S-36

    Calculation of Available Amounts........................  S-36

    Calculation of Distributable Amounts....................  S-36

    Payments of Interest....................................  S-37

    Payments of Principal...................................  S-37

    Payment of Distributable Amounts........................  S-38

    Payments Under the Yield Supplement Agreement...........  S-39

SUBORDINATION; RESERVE FUND.................................  S-41

    Subordination...........................................  S-41

    Reserve Fund............................................  S-41

MATERIAL INCOME TAX CONSEQUENCES............................  S-43

    Classification of the Trust.............................  S-43

    Payments Under the Yield Supplement Agreement...........  S-43

    Original Issue Discount, Imputed Interest and Market
    Discount................................................  S-43

    Sale or Prepayment......................................  S-45

    Foreign Certificateholders..............................  S-46

    Material State Tax Consequences.........................  S-46

ERISA CONSIDERATIONS........................................  S-47

    Class A Certificates....................................  S-47

    Class B and Class C Certificates........................  S-48

    All Certificates........................................  S-49

UNDERWRITING................................................  S-50

NOTICE TO CANADIAN RESIDENTS................................  S-52

    Resale Restrictions.....................................  S-52

    Representations of Purchasers...........................  S-52

    Rights of Action (Ontario Purchasers)...................  S-52

    Enforcement of Legal Rights.............................  S-52

    Notice to British Columbia Residents....................  S-52

    Taxation and Eligibility for Investment.................  S-52

LEGAL OPINIONS..............................................  S-53

INDEX OF TERMS..............................................  S-54

ANNEX A GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION
    PROCEDURES..............................................  S-55

    Initial Settlement......................................  S-55

    Secondary Market Trading................................  S-55

    Material U.S. Federal Income Tax Documentation
    Requirements............................................  S-57

              IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
             PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS

    Information about the certificates is provided in two separate documents that progressively provide varying levels of detail: (1) the accompanying prospectus, which provides general information, some of which may not apply to a particular class of certificates, including your class; and (2) this prospectus supplement, which describes the specific terms of your class of certificates.

    IF THE DESCRIPTION OF THE TERMS OF YOUR CERTIFICATES VARIES BETWEEN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS, YOU SHOULD RELY ON THE INFORMATION IN THIS PROSPECTUS SUPPLEMENT.

    Cross-references are included in this prospectus supplement and in the accompanying prospectus which direct you to more detailed descriptions of a particular topic. You can also find references to key topics in the Table of Contents on page S-2 in this prospectus supplement and the Table of Contents on page 2 in the accompanying prospectus.

    You can find a listing of the pages where capitalized terms used in this prospectus supplement are defined under the caption "Index of Terms" beginning on page S-54 in this prospectus supplement and under the caption "Index of Terms" beginning on page 94 in the accompanying prospectus.

                     SUMMARY OF PARTIES TO THE TRANSACTION*

                                     [LOGO]

* This chart provides only a simplified overview of the relations between the key parties to the transaction. Refer to this prospectus supplement and the prospectus for a further description.

                       SUMMARY OF MONTHLY DEPOSITS TO AND
                           WITHDRAWALS FROM ACCOUNTS*

                                     [LOGO]

* This chart provides only a simplified overview of the monthly flow of funds. Refer to this prospectus supplement and the prospectus for a further description.

                                    SUMMARY

    THE FOLLOWING SUMMARY CONTAINS A BRIEF DESCRIPTION OF THE CERTIFICATES. YOU WILL FIND A DETAILED DESCRIPTION OF THE TERMS OF THE OFFERING OF THE CERTIFICATES FOLLOWING THIS SUMMARY. YOU SHOULD READ CAREFULLY THIS ENTIRE DOCUMENT AND THE ACCOMPANYING PROSPECTUS TO UNDERSTAND ALL OF THE TERMS OF THE OFFERING OF THE CERTIFICATES. YOU SHOULD CONSIDER BOTH DOCUMENTS WHEN MAKING YOUR INVESTMENT DECISION.

RELEVANT PARTIES

ISSUER...............................  Honda Auto Receivables Grantor Trust [      -      ]. The
                                       trust will be established by a pooling and servicing
                                       agreement.

SELLER...............................  American Honda Receivables Corp.

SERVICER.............................  American Honda Finance Corporation.

TRUSTEE..............................  [            ].

RELEVANT AGREEMENTS

POOLING AND SERVICING AGREEMENT......  The pool and servicing agreement between the servicer and the seller. The pooling and servicing agreement provides for the transfer of the receivables to the trust and governs the transfer of the receivables by the seller to the trust and the servicing of the receivables by the servicer.

ADMINISTRATION AGREEMENT.............  The administration agreement between American Honda Finance
                                       Corporation as the administrator and the trustee. The
                                       administration agreement governs the provision of reports by the administrator and the performance by the administrator of other administrative duties for the trust.

RECEIVABLES PURCHASE
AGREEMENT............................  The receivables purchase agreement between American Honda
                                       Finance Corporation and the seller. The receivables purchase agreement governs the sale of the receivables from American
                                       Honda Finance Corporation to the seller.

RELEVANT DATES

CLOSING DATE.........................  Expected to be [            ].

CUTOFF DATE..........................  [            ]

PAYMENT DATES........................  The trust will pay interest and principal on the certificates on the fifteenth day of each month. If the
                                       fifteenth day of the month is not a business day, payments on the certificates will be made on the next business day.
                                       The date that any payment is made is called a payment date.
                                       The first payment date is [      ].

FINAL SCHEDULED PAYMENT
DATES................................  The final principal payment for each class of certificates is scheduled to be made on the final scheduled payment dates specified on the front cover of this prospectus supplement.

RECORD DATE..........................  So long as the certificates are in book-entry form, the trust will make payments on the certificates to the holders of record on the

                                       day immediately preceding the payment date. If the
                                       certificates are issued in definitive form, the record date will be the last day of the month preceding the payment
                                       date.

DESCRIPTION OF THE CERTIFICATES

OFFERED CERTIFICATES.................  The offered certificates consist of the class A certificates and the class B certificates as described on the cover page.
                                       The trust will also issue [$      ] initial principal
                                       balance of class C certificates, which are not being offered pursuant to this prospectus supplement.

                                       The class A certificates will evidence in the aggregate an
                                       undivided ownership interest of [      %] of the trust
                                       (initially representing [$      ]) and the class B
                                       certificates will evidence in the aggregate an undivided
                                       ownership interest of [      %] of the trust (initially
                                       representing [$      ]).

RECEIVABLES..........................  The trust's main source of funds for making payments on the certificates will be collections on its motor vehicle and
                                       motorcycle retail installment sale contracts, otherwise
                                       referred to as the receivables.

                                       The principal balance of the receivables on [      ],
                                       referred to as the "cut-off date," was $[      ]. As of
                                       [      ], the receivables had the following characteristics:

                                       - number of receivables: [      ],
                                       - Average Principal Balance: [$      ],
                                       - Weighted average annual percentage rate: [      %],
                                       - Weighted average remaining term to maturity:
                                         [      months],
                                       - Approximate weighted average original term to maturity:
                                         [      months]

                                       YOU SHOULD REFER TO "THE RECEIVABLES" IN THIS PROSPECTUS
                                       SUPPLEMENT FOR MORE DETAILED INFORMATION ABOUT THE
                                       RECEIVABLES.

INTEREST AND PRINCIPAL
PAYMENTS.............................  In general, certificateholders are entitled to receive payments of interest and principal from the trust only to
                                       the extent that collections from trust assets and funds
                                       resulting from credit enhancements are sufficient to make
                                       those payments. Interest and principal collections will be divided among the various classes of certificates in
                                       specified proportions.

                                       PER ANNUM PASS THROUGH RATES:

                                       The certificates will have fixed rates of interest as
                                       follows:

                                        CLASS         PASS THROUGH RATE
                                       --------   -------------------------
                                       A...                       [      %]
                                       B...                       [      %]
                                       C...                       [      %]

                                       INTEREST ACCRUAL PERIODS:

                                       Interest on the certificates will accrue in the following
                                       manner:

                                                                                               SUBSEQUENT
                                                                                                INTEREST
                                                                                             ACCRUAL PERIODS
                                                                INITIAL            -----------------------------------
                                                                ACCRUAL                  FROM                TO
                                       CLASS                    PERIOD             (AND INCLUDING)    (BUT EXCLUDING)
                                       -----           -------------------------   ----------------   ----------------
                                        A, B and C                      [  days]   [first day of      [first day of
                                                                                   prior collection   current
                                                                                   period]            collection
                                                                                                      period]


                                              DAY COUNT
                                              CONVENTION
                                       ------------------------
                                                       [30/360]

                                       PRINCIPAL:

                                       - FINAL MATURITY DATE: The trust must pay the outstanding
                                       principal balance of each class of certificates by its final maturity date as follows:

                                       CLASS           FINAL MATURITY DATE
                                       -----         -----------------------
                                          A             [      ]
                                          B             [      ]
                                          C             [      ]

                                       - AMOUNT OF PRINCIPAL PAYABLE ON EACH PAYMENT DATE: The
                                       trust will make principal payments on each class of
                                         certificates on each payment date in an amount equal to
                                         the applicable class percentage of the following amounts:

                                       1. principal collections on the receivables during the prior collection period;

                                       2. prepayments on the receivables allocable to principal
                                       received during the prior collection period;

                                       3. the principal balance of each receivable which the seller or the servicer became obligated to purchase; and

                                       4. the principal balance of liquidated receivables.

                                       The class percentage for each class of certificates is
                                       detailed in "The Certificates--General" in this prospectus supplement.

                                       The receivables owned by the trust are classified as either precomputed receivables or simple interest receivables. The portion of the scheduled monthly payments and prepayments
                                       that will be allocable to principal is different for each of the two types of receivables. These receivables are
                                       described in more detail in "The Receivables Pools" in the accompanying prospectus.

                                       Before each payment date, the servicer will calculate the
                                       amount of principal to be paid to each class of certificates for that payment date. The amount of principal to be paid to a class will equal that

                                       class' percentage of scheduled payments on precomputed
                                       receivables, principal collections on simple interest
                                       receivables and certain other principal amounts due or
                                       collected on the receivables.

                                       YOU SHOULD REFER TO "PAYMENTS ON THE
                                       CERTIFICATES--CALCULATION OF DISTRIBUTABLE AMOUNTS" AND
                                       "--PAYMENTS OF DISTRIBUTABLE AMOUNTS" IN THIS PROSPECTUS
                                       SUPPLEMENT FOR MORE DETAILED INFORMATION REGARDING PAYMENTS
                                       OF PRINCIPAL.

OPTIONAL PURCHASE....................  The servicer may redeem any outstanding certificates when the outstanding aggregate principal balance of the
                                       receivables declines to 10% or less of the original
                                       aggregate principal balance of the receivables on the
                                       cut-off date. SEE "THE CERTIFICATES--OPTIONAL PURCHASE" IN
                                       THIS PROSPECTUS SUPPLEMENT.

CREDIT ENHANCEMENT...................  The pooling and servicing agreement includes certain features designed to provide protection against losses and delays in payments to the class A certificateholders and, to a lesser extent, the class B certificateholders. These
                                       features are referred to as "credit enhancement." Credit
                                       enhancement is intended to protect you against losses and
                                       delays in payments on your certificates by absorbing losses on the receivables and other shortfalls in cash flows.

                                       Losses on the receivables or other shortfalls of cash flow will be covered by allocating available cash flow to the
                                       more senior classes of certificates--that is, class A
                                       certificates and B certificates--before making allocations to subordinate classes and by withdrawing amounts on deposit in the reserve fund. The reallocation of funds to the more senior classes of certificates is referred to as
                                       "subordination."

                                       Credit enhancement of the offered certificates will be the following:

                                       1. The class B certificates and the class C certificates
                                       will be subordinated to the class A certificates;

                                       2. The class C certificates will be subordinated to the
                                       class A certificates and the class B certificates; and

                                       3. The class A certificates and class B certificates will
                                       have the benefit of a reserve fund.

                                       SUBORDINATION OF INTEREST AND PRINCIPAL:

                                       1. CLASS B CERTIFICATES: Interest and principal payments on the class B certificates will be subordinated to interest
                                          and principal payments on the class A certificates.

                                       2. CLASS C CERTIFICATES: Interest and principal payments on the class C certificates will be subordinated to interest
                                          and principal payments on the class A certificates and
                                          the class B certificates.

RESERVE FUND.........................  On each payment date, the trust will use funds in the reserve fund to pay the following amounts in the following order if collections on the receivables are insufficient to pay those amounts:

                                       1. amounts due to the servicer; and

                                       2. interest and principal due on the certificates in the
                                       order of priority detailed in "Payments on the
                                          Certificates--Payment of Distributable Amounts."

                                       The pooling and servicing agreement specifies the amount
                                       that is required to be on deposit in the reserve fund. On
                                       the closing date, the seller will deposit [$      ] into the
                                       reserve fund, which is [      %] of the initial principal
                                       balance of the offered certificates and which is less than the amount required to be maintained in the reserve fund
                                       called the "specified reserve fund balance." On each payment date, after making payments to the servicer and to the
                                       holders of the class A certificates and class B
                                       certificates, the trust will make a deposit into the reserve fund to fund and maintain the specified reserve fund
                                       balance.

                                       FOR MORE DETAILED INFORMATION REGARDING THE RESERVE FUND,
                                       PLEASE SEE "SUBORDINATION; RESERVE FUND" IN THE PROSPECTUS
                                       SUPPLEMENT.

YIELD SUPPLEMENT ACCOUNT.............  On each payment date, the trust will withdraw from funds on deposit in the yield supplement account the aggregate amount by which (1) one month's interest on the principal balance of each receivable at a rate equal to the weighted average interest rate on the class A certificates and the class B
                                       certificates plus 1.00% (servicing rate) exceeds (2) one
                                       month's interest on such principal balance at the annual
                                       percentage rate of that receivable.

                                       On the closing date, the seller will deposit [$      ] into
                                       the yield supplement account. Neither the seller nor the
                                       servicer will make any additional deposits to the yield
                                       supplement account after the closing date.

                                       FOR MORE DETAILED INFORMATION ABOUT THE YIELD SUPPLEMENT
                                       ACCOUNT, PLEASE SEE "THE CERTIFICATES--YIELD SUPPLEMENT
                                       ACCOUNT AND YIELD SUPPLEMENT AGREEMENT" IN THIS PROSPECTUS
                                       SUPPLEMENT.

LISTING..............................  [The trust has applied to list the class A certificates on the Luxembourg Stock Exchange and The Stock Exchange of Hong
                                       Kong Limited. The trust has requested that the listings be
                                       made effective on or about       .]

MINIMUM DENOMINATIONS................  Certificates will be issued only in denominations of $1,000 or more. Certificates will be issued in multiples of $1 for amounts in excess of $1,000.

TAX STATUS...........................  It is a condition to the issuance of the certificates that
                                       O'Melveny & Myers LLP, special counsel to the Trust, will
                                       deliver its opinion that:

                                       1. the trust will be treated as a grantor trust for United
                                       States federal income tax purposes; and

                                       2. will not be subject to federal income tax.

                                       If you purchase the certificates, you will be required to
                                       report your pro rata share of all income earned on the
                                       receivables (other than

                                       amounts, if any, treated as "stripped coupons"). In addition if you are an individual, trust or estate, you may deduct
                                       your pro rata share of reasonable servicing and other fees, subject to limitations.

                                       The exact characterization for federal income tax purposes of the payments received with respect to the yield
                                       supplement agreement is not clear.

                                       YOU SHOULD REFER TO "MATERIAL INCOME TAX CONSEQUENCES--TAX
                                       TREATMENT OF GRANTOR TRUSTS" IN THE ACCOMPANYING PROSPECTUS
                                       AND "MATERIAL INCOME TAX CONSEQUENCES--PAYMENTS UNDER THE
                                       YIELD SUPPLEMENT AGREEMENT" IN THIS PROSPECTUS SUPPLEMENT
                                       FOR ADDITIONAL INFORMATION CONCERNING THE APPLICATION OF
                                       UNITED STATES FEDERAL INCOME TAX LAWS TO THE TRUST AND THE
                                       CERTIFICATES.

ERISA CONSIDERATIONS.................  The class A certificates are generally eligible for purchase by employee benefit plans and individual retirement
                                       accounts, subject to considerations discussed under "ERISA
                                       Considerations" in this prospectus supplement and in the
                                       accompanying prospectus.

                                       The class B certificates, however, may not be acquired by
                                       any employee benefit plan or any individual retirement
                                       account. However, under limited circumstances, class B
                                       certificates may be purchased as limited investments by
                                       persons using insurance company general accounts.

                                       YOU SHOULD REFER TO "ERISA CONSIDERATIONS" IN THIS
                                       PROSPECTUS SUPPLEMENT AND IN THE ACCOMPANYING PROSPECTUS. IF
                                       YOU ARE A BENEFIT PLAN FIDUCIARY CONSIDERING PURCHASE OF THE
                                       CERTIFICATES OF ANY CLASS YOU SHOULD, AMONG OTHER THINGS,
                                       CONSULT WITH YOUR COUNSEL TO DETERMINE WHETHER ALL REQUIRED
                                       CONDITIONS HAVE BEEN SATISFIED.

RATING OF THE OFFERED CERTIFICATES...  It is a condition to the issuance of the certificates that the offered certificates will receive the following ratings from Standard & Poor's Ratings Group, Moody's Investors
                                       Service, Inc. and Fitch IBCA, Inc.:

                                                           STANDARD &
                                       CLASS                 POOR'S                       MOODY'S
                                       -----         -----------------------      -----------------------
                                          A           [      ]                    [      ]
                                          B           [      ]                    [      ]


                                                FITCH
                                       -----------------------
                                       [      ]
                                       [      ]

                                  RISK FACTORS

    YOU SHOULD CONSIDER THE FOLLOWING RISK FACTORS (AND THE FACTORS SET FORTH UNDER "RISK FACTORS" IN THE ACCOMPANYING PROSPECTUS) IN DECIDING WHETHER TO PURCHASE THE CERTIFICATES OF ANY CLASS.

YOU MAY HAVE                    The trust will not list the certificates on any securities
DIFFICULTY SELLING              exchange. Therefore, in order to sell your certificates, you
YOUR CERTIFICATES               must first locate a willing purchaser. In addition,
AND/OR OBTAINING                currently, no secondary market exists for the certificates.
YOUR DESIRED PRICE              We cannot assure you that a secondary market will develop.
DUE TO THE ABSENCE              The underwriters intend to make a secondary market for the
OF A SECONDARY                  certificates by offering to buy the certificates from
MARKET.                         investors that wish to sell. However, the underwriters are not obligated to offer to buy the certificates and they may stop making offers at any time.

                                In addition, the underwriters' offered prices, if any, may not reflect prices that other potential purchasers would be willing to pay were they given the opportunity. There have been times in the past when very few buyers of asset backed securities existed and there may be similar times in the
                                future. As a result, you may be unable to sell your
                                certificates when you want to do so or you may be unable to obtain the price that you wish to receive for your
                                certificates or you may suffer a loss on your certificates.

GEOGRAPHIC                      Economic conditions in the states where obligors reside may
CONCENTRATION OF THE            affect delinquencies, losses and prepayments on the
OBLIGORS AND                    receivables. The following economic conditions may affect
PERFORMANCE OF THE              payments on the receivables:
RECEIVABLES MAY
INCREASE THE RISK               - unemployment,
OF LOSS ON YOUR                 - interest rates,
INVESTMENT.                     - inflation rates, and
                                - consumer perceptions of the economy.

                                If a large number of obligors are located in a particular
                                state, these conditions could increase the delinquency,
                                credit loss or repossession experience of the receivables.
                                If there is a concentration of obligors and receivables in particular states, any adverse economic conditions in those states may affect the performance of the securities more
                                than if this concentration did not exist.

                                As of       , American Honda Finance Corporation's records
                                indicate that the billing addresses of the obligors of the receivables were in the following states:

                                                                                    PERCENTAGE OF TOTAL
                                                                                     PRINCIPAL BALANCE
                                                                                    -------------------
                                                                                              %
                                                                                              %
                                                                                              %
                                                                                              %
                                                                                              %

                                FOR A DISCUSSION OF THE BREAKDOWN OF THE RECEIVABLES BY
                                STATE, SEE "THE RECEIVABLES" IN THIS PROSPECTUS SUPPLEMENT.

BECAUSE OF THE                  Tax counsel is unable to opine as to the federal income tax
UNCERTAINTY OF FEDERAL          consequences of the Yield Supplement Agreement. You should
INCOME TAX                      review "Material Income Tax Consequences--Payments Under the
CONSEQUENCES OF THE             Yield Supplement Agreement" in this prospectus supplement.
YIELD SUPPLEMENT
AGREEMENT, YOU MAY
EXPERIENCE
UNEXPECTED TAX
CONSEQUENCES.

COMPUTER PROBLEMS               Many computers and computer chips do not recognize more than
IN THE YEAR 2000                two digits in a year of a date. As a result, in the year
COULD AFFECT                    2000, those computers will not know whether the "00 refers
OPERATIONS, IMPAIRING           to the year 1900 or the year 2000. American Honda Finance
THE ABILITY TO COLLECT          Corporation will have significant obligations to the trust
RECEIVABLES.                    in its role as servicer. If American Honda Finance
                                Corporation, its affiliates or an external supplier were to experience a year 2000 problem in its computer system, this could affect American Honda Finance Corporation's ability to service the receivables. This could result in errors or
                                delays in making collections on the leases and payments on the certificates. To address this problem, American Honda
                                Finance Corporation initiated, and recently completed, a
                                comprehensive program for the year 2000 conversion. American
                                Honda Finance Corporation believes that is computer system are year 2000 compliant. However, if American Honda Finance
                                Corporation's systems were to experience unexpected problems or the computer systems of third-party vendors were not to be year 2000 compliant, the amount and timing of payments to certificateholders could be adversely affected, due to, for example, American Honda Finance Corporation's inability to process payments or make distributions in a timely manner.

                                The inability of American Honda Finance Corporation or of
                                third parties who deal with American Honda Finance
                                Corporation to make the necessary year 2000 modifications of their systems could have a significant adverse effect on
                                American Honda Finance Corporation's operations and
                                financial results. Possible adverse consequences include the inability to (1) collect the receivables, (2) pay
                                obligations, (3) process new business and (4) occupy
                                facilities. These consequences could have a material adverse effect on the value of your certificates.

PREPAYMENTS ON                  You may receive payment of principal on your certificates
RECEIVABLES MAY                 earlier than you expected. If that happens, you may not be
CAUSE PREPAYMENTS               able to reinvest the principal you receive at a rate as high
ON THE CERTIFICATES,            as the rate on your certificates. Prepayments on the
RESULTING IN                    receivables will shorten the life of the certificates to an
REINVESTMENT RISK TO            extent that cannot be predicted. Prepayments may occur for a
YOU.                            number of reasons. Some prepayments may be caused by the
                                obligors under the receivables. For example, obligors may:

                                - make early payments, since receivables will generally be prepayable at any time without penalty,
                                - default, resulting in the repossession and sale of the
                                financed vehicle, or
                                - damage the vehicle or become unable to pay due to death or disability, resulting in payments to the trust under any
                                  existing physical damage, credit life or other insurance.

                                Some prepayments may be caused by the seller or the
                                servicer. For example, the seller will make representations and warranties regarding the receivables, and the servicer will agree to take or refrain from taking certain actions
                                with respect to the receivables. If the seller or the
                                servicer breaches its representation or agreement and the
                                breach is material and cannot be remedied, it will be
                                required to purchase the affected receivables from the
                                trust. This will result, in effect, in the prepayment of the purchased receivables. In addition, the servicer has the
                                option to purchase the receivables from the trust when the total outstanding principal balance of the receivables is
                                10% or less of the total outstanding principal balance as of the cutoff date.

                                The rate of prepayments on the receivables may be influenced by a variety of economic, social and other factors. The
                                seller has limited historical experience with respect to
                                prepayments. In addition, the seller is not aware of
                                publicly available industry statistics that detail the
                                prepayment experience for contracts similar to the
                                receivables. For these reasons, the seller cannot predict
                                the actual prepayment rates for the receivables. The seller, however, believes that the actual rate of prepayments will result in the weighted average life of the receivables being shorter than the period from the closing date to the final scheduled maturity date for the related class. If this is
                                the case, the weighted average life of each class of
                                certificates will be correspondingly shorter.

SUBORDINATION                   If you buy class B certificates:
FEATURES INCREASE RISK          - you will not receive any interest payments on a payment
OF LOSS OR DELAY IN               date until all interest owed on the class A certificates
PAYMENT ON THE                    on that date has been paid; and
CLASS B AND CLASS C             - you will not receive any principal payments on a payment
CERTIFICATES.                     date until all principal and interest owed on the class A
                                  certificates on that date has been paid.

                                If you buy class C certificates:

                                    - you will not receive any interest payments until all
                                    interest owed on the class A certificates and class B
                                      certificates has been paid; and
                                    - you will not receive any principal payments until all
                                      principal and interest owed on the class A
                                      certificates and class B certificates has been paid.

                                Because the class A certificates and, to a lesser extent,
                                the class B certificates will receive preferential
                                allocations of interest and principal, the class C
                                certificates and, to a lesser extent, the class B
                                certificates, will be exposed to a greater risk of
                                nonpayment or delayed payment if collections fall
                                significantly below expected levels.

                                As a result of the subordination features described above, the return on the class B certificates will be sensitive,
                                and the return on the class C certificates will be extremely sensitive, to losses on the receivables and the timing of
                                such losses. If the actual rate and amount of losses exceed your expectations, and if amounts in the reserve fund are
                                insufficient to cover the resulting shortfalls, the return on your certificates may be lower than anticipated.

                                FOR ADDITIONAL INFORMATION REGARDING THE SUBORDINATION
                                FEATURES, SEE "SUBORDINATION; RESERVE FUND" IN THIS
                                PROSPECTUS SUPPLEMENT.

BECAUSE THE TRUST               The only source of funds for payments on the certificates is
HAS LIMITED ASSETS,             the assets of the trust and the reserve fund. The
THERE IS ONLY LIMITED           certificates are not obligations of, and will not be insured
PROTECTION AGAINST              or guaranteed by, any governmental agency, the seller, the
POTENTIAL LOSSES.               servicer, American Honda Motor Co. Inc., any trustee or any of their affiliates. You must rely solely on payments on the receivables and amounts on deposit in the reserve fund for payments on the certificates. Although funds in the reserve fund will be available to cover shortfalls in payments of
                                interest and principal on each payment date, the amounts
                                deposited in the reserve fund will be limited. If the entire reserve fund has been used, the trust will depend solely on current collections on the receivables to make payments on the certificates. Any excess amounts released from the
                                reserve fund to the seller will no longer be available to
                                certificateholders on any later payment date.

                                FOR ADDITIONAL INFORMATION REGARDING THE SUBORDINATION
                                FEATURES, SEE "SUBORDINATION; RESERVE FUND" IN THIS
                                PROSPECTUS SUPPLEMENT.

WITHDRAWAL OR                   A security rating is not a recommendation to buy, sell or
DOWNGRADING OF                  hold securities. Similar ratings on different types of
INITIAL RATINGS WILL            securities do not necessarily mean the same thing. You
REDUCE THE PRICES FOR           should analyze the significance of each rating independently
CERTIFICATES.                   from any other rating. Any rating agency may change its
                                rating of the certificates after those certificates are
                                issued if that rating agency believes that circumstances
                                have changed. Any subsequent change in a rating will likely affect the price that a subsequent purchaser will be willing to pay for the certificates.

THE CERTIFICATES ARE            The certificates are not a suitable investment for any
NOT SUITABLE                    investor that requires a regular or predictable schedule of
INVESTMENTS FOR ALL             payments or payment on any specific date. The certificates
INVESTORS.                      are complex investments that should be considered only by
                                investors who, either alone or with their financial, tax and legal advisors, have the expertise to analyze the
                                prepayment, reinvestment, default and market risk, the tax consequences of an investment, and the interaction of these factors.

BECAUSE THE                     Because the certificates will be issued in book-entry form,
CERTIFICATES ARE IN             you will be required to hold your interest in the
BOOK-ENTRY FORM,                certificates through The Depository Trust Company in the
YOUR RIGHTS CAN ONLY            United States, or Cedelbank or the Euroclear System in
BE EXERCISED                    Europe. Transfers of interests in the certificates within
INDIRECTLY.                     DTC, Cedelbank or Euroclear must be made in accordance with the usual rules and operating procedures of those systems.
                                So long as the certificates are in book-entry form, you will not be entitled to receive a physical certificate
                                representing your interest. The certificates will remain in book-entry form except in the limited circumstances
                                described under the caption "Certain Information Regarding the Securities--Book-Entry Registration" in the accompanying prospectus. Unless and until the certificates cease to be
                                held in book-entry form, the trustee will not recognize you as a "certificateholder", as that term is used in the
                                pooling and servicing agreement. As a result, you will only be able to exercise the rights of certificateholders
                                indirectly through The Depository Trust Company (if in the
                                United States) and its participating organizations, or
                                Cedelbank and Euroclear (in Europe) and their participating organizations. Holding the certificates in book-entry form could also limit your ability to pledge your certificates to persons or entities that do not participate in The
                                Depository Trust Company, Cedelbank or Euroclear and to take other actions that require a physical certificate
                                representing the certificates.

                                Interest and principal on the certificates will be paid by the trust to The Depository Trust Company as the record
                                holder of the certificates while they are held in book-entry form. The Depository Trust Company will credit payments
                                received from the trust to the accounts of its participants which, in turn, will credit those amounts to
                                certificateholders either directly or indirectly through
                                indirect participants. This process may delay your receipt of principal and interest payments from the trust.

                                   THE TRUST

GENERAL

    The Honda Auto Receivables [      ]-[  ] Grantor Trust (the "Trust") will be
formed by American Honda Receivables Corp. (the "Seller") pursuant to the
Pooling and Servicing Agreement (the "Agreement") dated as of [            ],
among the Seller, American Honda Finance Corporation ("AHFC"), as servicer (in
that capacity, the "Servicer") and [            ], as trustee (the "Trustee").
The Seller will establish the Trust by selling and assigning the assets of the Trust to the Trustee in exchange for the certificates to be issued by the Trust. The Servicer will service the Receivables pursuant to the Agreement and will be compensated for acting as the Servicer. See "The Certificates--Servicing Compensation" in this prospectus supplement.

    Pursuant to agreements between AHFC and the Dealers, each Dealer will repurchase from AHFC those retail installment sales contracts that do not meet specified representations and warranties made by that Dealer. These Dealers' repurchase obligations are referred to in this prospectus supplement as "Dealer Recourse." Those representations and warranties relate primarily to the origination of the contracts and the perfection of the security interests in the related financed vehicles, and do not relate to the creditworthiness of the related Obligors or the collectability of those contracts. Although the Dealer Agreements with respect to the Receivables will not be assigned to the Trustee, any recovery by AHFC pursuant to any Dealer Recourse will be deposited in the Collection Account to satisfy AHFC's repurchase obligations under the Agreement. The sales by the Dealers of installment sales contracts to AHFC do not generally provide for recourse against the Dealers for unpaid amounts in the event of a default by an Obligor, other than in connection with the breach of the foregoing representations and warranties.

    Each certificate represents a fractional undivided ownership interest in the Trust. The Trust property includes the Receivables and monies due or received under the Receivables on or after the Cutoff Date. The Reserve Fund and the Yield Supplement Account will be maintained by the trustee for the benefit of the Class A Certificateholders and the Class B Certificateholders, but will not be part of the Trust.

    The Trust's principal offices are in [      ], in care of [      ], as
Trustee, at the address set forth below under "The Trustee."

                                  THE TRUSTEE

    [            ] is the Trustee under the Agreement. [            ] is a
[            ] and its principal offices are located at [            ]. The
Seller and its affiliates may maintain normal commercial banking relations with the Trustee and its affiliates.

                                THE RECEIVABLES

    The property of the Trust will consist of a pool of retail installment sale
contracts (the "Receivables") originated on or after [            ], between
Honda and Acura dealers (the "Dealers") and retail purchasers (the "Obligors"). The Receivables were originated by Dealers in accordance with AHFC's requirements under agreements with Dealers governing the assignment of the Receivables to AHFC. The Receivables evidence the indirect financing made available by AHFC to the Obligors. The Receivables are secured by new and used Honda and Acura motor vehicles and new Honda motorcycles (the "Financed
Vehicles") and all principal and interest payments made on or after [      ]
(the "Cutoff Date") and other property specified in the Receivables.

    AHFC purchased the Receivables from the Dealers in the ordinary course of business in accordance with AHFC's underwriting standards. On or before the date of the initial issuance of the certificates (the "Closing Date"), AHFC will sell the Receivables to the Seller. The Seller will, in turn, sell the Receivables to the Trust pursuant to the Agreement. AHFC will continue to service the Receivables. The Receivables to be held by the Trust will be selected from those motor vehicle and/or motorcycle retail installment sales contracts in AHFC's portfolio that meet several criteria. These criteria provide that each Receivable:

    1. was originated in the United States and the Obligor is not a federal, state or local governmental entity;

    2.  has a contractual Annual Percentage Rate ("APR") ranging from [  ]% to
       [  ]%;

    3. provides for level monthly payments that fully amortize the amount financed over its original term except that the payment in the first or last month during the life of the Receivable may be minimally different from the level payment;

    4. has a remaining term to maturity of not less than [ ] months and not more than [ ] months;

    5.  is not more than [      ] days past due;

    6.  was originated prior to [            ];

    7. has been entered into by an Obligor that was not in bankruptcy proceedings or is bankrupt or insolvent (according to the records of AHFC); and

    8. is secured by a Financed Vehicle that has not been repossessed (according to the records of AHFC).

    No selection procedures believed to be adverse to the Certificateholders will be utilized in selecting the Receivables from qualifying retail installment sale contracts. Except as described in item (2) above, the Receivables were not selected on the basis of their APRs.

    The composition, distribution by APR and geographic distribution of the Receivables as of the Cutoff Date are as set forth in the following tables. Approximately [ ]% and [ ]% of the Receivables (based on the Initial Pool Balance) constitute Precomputed Receivables and Simple Interest Receivables, respectively. By aggregate principal balance, approximately [ ]% of the Receivables constitute Precomputed Receivables and approximately [ ]% of the Receivables constitute Simple Interest Receivables. See "the Receivables Pool" in the prospectus for a further description of the characteristics of Precomputed Receivables and Simple Interest Receivables.

                         COMPOSITION OF THE RECEIVABLES

Aggregate Principal Balance.................................  $
Number of Receivables.......................................
Average Principal Balance...................................  $
Average Original Amount Financed............................  $
  Range of Original Amount Financed.........................  $             to
                                                              $
Weighted Average APR(1).....................................  %
  Range of APRs.............................................  % to
                                                              %
Approximate Weighted Average Original to Maturity(1)........  months
  Range of Original Maturities..............................  months to months
Weighted Average Remaining Maturity(1)......................  months
  Range of Original Maturities..............................  months to months
Percentage by Principal Balance of Receivables of New and     % (New)
  Used Motor Vehicles.......................................  % (Used)
Percentage by Principal Balance of Receivables of
  New Motorcycles...........................................  %
Percentage by Principal Balance of Receivables Financed
  through                                                     % (Honda)
  Honda and Acura Dealers...................................  % (Acura)

------------------------
(1)   Weighted by Principal Balance as of the Cutoff Date.

                     DISTRIBUTION OF THE RECEIVABLES BY APR
              (PERCENTAGES MAY NOT ADD TO 100.00% DUE TO ROUNDING)

                                                                                           PERCENTAGE OF
                                                          NUMBER OF       CUTOFF DATE         INITIAL
RANGE OF APRS (%)                                        RECEIVABLES   PRINCIPAL BALANCE   POOL BALANCE
-----------------                                        -----------   -----------------   -------------


            GEOGRAPHIC DISTRIBUTION OF THE RECEIVABLES BASED ON THE
                      ADDRESSES OF THE ORIGINATING DEALERS
              (PERCENTAGES MAY NOT ADD TO 100.00% DUE TO ROUNDING)

                                                               PERCENTAGE OF
                                                                 AGGREGATE     CUTOFF DATE   PERCENTAGE OF
                                                  NUMBER OF      NUMBER OF      PRINCIPAL       INITIAL
STATE                                            RECEIVABLES    RECEIVABLES      BALANCE     POOL BALANCE
-----                                            -----------   -------------   -----------   -------------
Alabama........................................
Alaska.........................................
Arizona........................................
Arkansas.......................................
California.....................................
Colorado.......................................
Connecticut....................................
Delaware.......................................
Florida........................................
Georgia........................................
Idaho..........................................
Illinois.......................................
Indiana........................................
Iowa...........................................
Kansas.........................................
Kentucky.......................................
Louisiana......................................
Maine..........................................
Maryland.......................................
Massachusetts..................................
Michigan.......................................
Minnesota......................................
Mississippi....................................
Missouri.......................................
Montana........................................
Nebraska.......................................
Nevada.........................................

                                                               PERCENTAGE OF
                                                                 AGGREGATE     CUTOFF DATE   PERCENTAGE OF
                                                  NUMBER OF      NUMBER OF      PRINCIPAL       INITIAL
STATE                                            RECEIVABLES    RECEIVABLES      BALANCE     POOL BALANCE
-----                                            -----------   -------------   -----------   -------------
New Hampshire..................................
New Jersey.....................................
New Mexico.....................................
New York.......................................
North Carolina.................................
North Dakota...................................
Ohio...........................................
Oklahoma.......................................
Oregon.........................................
Pennsylvania...................................
Rhode Island...................................
South Carolina.................................
South Dakota...................................
Tennessee......................................
Texas..........................................
Utah...........................................
Vermont........................................
Virginia.......................................
Washington.....................................
West Virginia..................................
Wisconsin......................................
Wyoming........................................

Total..........................................

                     MATURITY AND PREPAYMENT CONSIDERATIONS

    Information regarding maturity and prepayment considerations with respect to the Certificates is set forth under "Weighted Average Life of the Securities" in the accompanying Prospectus and "Risk Factors--You may experience reduced returns on your investment resulting from prepayments, repurchases or early termination of the trust" in the accompanying prospectus. Because the rate of payment of principal of each class of certificates depends on the rate of payment (including prepayments and liquidations due to default) of the principal balance of the Receivables, the final payment in respect of the certificates could occur significantly earlier than their respective final scheduled payment date ("Final Scheduled Payment Date") set forth in "Payments on the Certificates" in this prospectus supplement. Certificateholders will bear the risk of being able to reinvest principal payments on the certificates at yields at least equal to the yield on their respective certificates. No prediction can be made as to the rate of prepayments on the Receivables in either stable or changing interest rate environments.

    Although the Receivables have different APRs, disproportionate rates of prepayments between Receivables with APRs greater than or less than the Required Rate will generally not affect the yield to the Certificateholders. However, higher rates of prepayments of Receivables with higher APRs will decrease the amount available to cover delinquencies and defaults on the Receivables and may decrease the amounts available to be deposited in the Reserve Fund.

                  DELINQUENCIES, REPOSSESSIONS AND NET LOSSES

    Set forth below is information concerning AHFC's experience with respect to its entire portfolio of new and used Honda and Acura motor vehicle and Honda motorcycle retail installment sale contracts, which includes contracts sold by but still being serviced by AHFC. Credit losses are an expected cost in the business of extending credit and are considered in AHFC's rate-setting process. AHFC's strategy is to minimize credit losses while providing financing support for the sale of new or used Honda and Acura motor vehicles and Honda motorcycles.

    AHFC establishes an allowance for expected credit losses and deducts amounts reflecting installment sale contracts against such allowance. For retail financing, the account balance related to an installment sale contract is charged against the allowance for credit losses when the contract has been delinquent for 120 days, unless AHFC has repossessed the collateral associated with the contract. In these cases, the account balances are not charged against the allowance for credit losses until AHFC has either sold the repossessed related leased vehicle or held it in repossession inventory for more than 90 days. AHFC credits any recoveries from charge-offs related to an installment sale contract to the allowance.

    Delinquency, repossession and loss experience may be influenced by a variety of economic, social and geographic conditions and other factors beyond the control of AHFC. There is no assurance that AHFC's delinquency, repossession and loss experience with respect to its installment sales contracts, or the experience of the trust with respect to the contracts, will be similar to that set forth below.

    There can be no assurance that the behavior of the Receivables included in the Trust will be comparable to AHFC's experience shown in the following tables.

    In the table below, the period of delinquency for the years ended March 31, 1999, 1998, 1997 and 1996 is based on the number of days more than 40% of a scheduled payment on a cumulative basis is contractually past due. The period of
delinquency for the [    ] ended [    ], is based on the number of days any part
of a scheduled payment on a cumulative basis is contractually past due. If the period of delinquency used by AHFC was based on the number of days any portion of a scheduled payment on a cumulative basis was contractually past due, then its historical delinquency experience may have been materially higher in each of the years presented below.

                                                           DELINQUENCY EXPERIENCE(1)
                                                             (DOLLARS IN THOUSANDS)
                                                         AT OR FOR YEAR ENDED MARCH 31,
                                         --------------------------------------------------------------
                                            [ ]          1999         1998         1997         1996
                                         ----------   ----------   ----------   ----------   ----------
Principal Amount Outstanding(2).......                             $2,929,360   $2,486,957   $2,149,145
Delinquencies
  30-59 Days..........................                             $   29,330   $   37,070   $   19,222
  60-89 Days..........................                                  4,400        6,327        2,937
  90 Days or More.....................                                  1,699        2,911        1,322
  Repossessions(3)....................                                  7,438       13,334        5,423
                                                                   ----------   ----------   ----------
Total Delinquencies and
  Repossessions.......................                             $   42,867   $   59,642   $   28,904
Total Delinquencies and Repossessions
  as a Percentage of Principal Amount
  Outstanding.........................                                   1.46%        2.40%        1.35%

------------------------------

(1) Includes contracts that have been sold but are still being serviced by AHFC.

(2) Remaining principal balance and unearned finance charges for all outstanding contracts.

(3) Amounts shown represent the outstanding principal balance for contracts for which the related vehicle had been repossessed and not yet liquidated.

                 NET CREDIT LOSS AND REPOSSESSION EXPERIENCE(1)
                             (dollars in thousands)

                                                     AT OR FOR YEAR ENDED MARCH 31,
                                     --------------------------------------------------------------
                                        [ ]          1999         1998         1997         1996
                                     ----------   ----------   ----------   ----------   ----------
Principal Amount Outstanding(2)....                            $2,929,360   $2,486,957   $2,149,145
Average Principal Amount
  Outstanding(3)...................                            $2,675,524   $2,545,288   $1,842,750
Number of Contracts Outstanding....                               278,261      235,521      190,042
Average Number of Contracts
  Outstanding(3)...................                               252,723      228,287      162,955
Number of Repossions...............                                 2,576        3,166        2,175
Number of Repossessions as a
  Percentage of the Average Number
  of Contracts Outstanding.........                                  1.42%        1.39%        1.34%
Gross Charge-Offs(4)...............                            $   32,598   $   25,857   $   14,701
Recoveries (5).....................                                 8,245        6,014        3,940
                                     ----------   ----------   ----------   ----------   ----------
Net Losses.........................                            $   24,353   $   19,843   $   10,761
Net Losses as a Percentage of
  Average Principal Amount
  Outstanding......................                                  0.91%        0.78%        0.58%

------------------------------

(1) Includes contracts that have been sold but are still being serviced by AHFC.

(2) Remaining principal balance and unearned finance charges for all outstanding contracts.

(3) Average of the loan balance or number of contracts, as the case may be, is calculated for a period by dividing the total monthly amounts by the number of months in the period.

(4) Amounts charged off is the remaining principal balance, excluding any expenses associated with collection, repossession or disposition of the related vehicle, plus earned but not yet received finance charges, net of any proceeds collected prior to charge off.

(5) Proceeds received on previously charged-off contracts.

                          CERTIFICATE AND POOL FACTORS

    The "Class A Certificate Factor" will be a seven-digit decimal which the Servicer will compute each month indicating the Class A Certificate Balance as of the close of business on the Payment Date in that month as a fraction of the Original Class A Certificate Balance. The Class A Certificate Factor will be
1.0000000 as of the Cutoff Date. The Class A Certificate Factor will decline thereafter to reflect reductions in the Class A Certificate Balance. The
Class A Certificate Balance will be computed by allocating payments in respect of the Receivables to principal and interest using the simple interest method. The amount of a Class A Certificateholder's pro rata share of the Class A Certificate Balance can be determined by multiplying the original denomination of the holder's certificate by the Class A Certificate Factor as of the close of business on the most recent Payment Date. The Class A Certificate Factor will be made available through the Trustee.

    The "Class B Certificate Factor" will be a seven-digit decimal which the Servicer will compute each month indicating the Class B Certificate Balance as of the close of business on the Payment Date in that month as a fraction of the Original Class B Certificate Balance. The Class B Certificate Factor will be
1.0000000 as of the Cutoff Date. The Class B Certificate Factor will decline thereafter to reflect reductions in the Class B Certificate Balance. The amount of a Class B Certificateholder's pro rata share of the Class B Certificate Balance can be determined by multiplying the original denomination of the holder's Certificate by the Class B Certificate Factor as of the close of business on the most recent Payment Date. The Class B Certificate Factor will be made available through the Trustee.

    The Class A Certificate Balance and the Class B Certificate Balance will be computed by allocating payments in respect of the Receivables to principal and interest using the actuarial method for the Precomputed Receivables and using the simple interest method for the Simple Interest Receivables.

    The "Class A Pool Factor" is a seven-digit decimal figure which the Servicer will compute each month and will be calculated by dividing the Class A Certificate Balance as of the close of business on the last day of the related Collection Period by the Pool Balance as of the Cutoff Date.

    The "Class B Pool Factor" is a seven-digit decimal figure which the Servicer will compute each month and will be calculated by dividing the Class B Certificate Balance as of the close of business on the last day of the related Collection Period by the Pool Balance as of the Cutoff Date.

    Pursuant to the Agreement, the Servicer provides the Trustee with monthly reports concerning the payments received on the Receivables, the Class A Certificate Balance, the Class A Certificate Factor, the Class A Pool Factor, the Class B Certificate Balance, the Class B Certificate Factor, the Class B Pool Factor and various other items of information. Class A Certificateowners and Class B Certificateowners may obtain copies of these monthly reports from the Trustee upon delivery of a written request to the Trustee. Class A Certificateowners and Class B Certificateowners during any calendar year will be furnished information by the Trustee for tax reporting purposes not later than the latest date permitted by law. See "Description of the Transfer and Servicing Agreements--Statements to Securityholders" in the accompanying prospectus.

                                USE OF PROCEEDS

    The net proceeds to be received by the Seller from the sale of the class A certificates and the class B certificates (together with the class A certificates, "Offered Certificates") and the class C certificates will be applied to purchase the Receivables from AHFC and to make the initial deposit into the Reserve Fund and the Yield Supplement Account.

                          THE SELLER AND THE SERVICER

    Information regarding the Seller and the Servicer is set forth under the captions "The Seller" and "The Servicer" in the accompanying prospectus.

YEAR 2000

    AHFC initiated and has completed a program designed to resolve the potential impact of year 2000 on the ability of AHFC's computerized information systems to accurately process information that may be date sensitive. AHFC identified the critical data storage and operating systems and developed plans to ensure the readiness of AHFC's systems to process dates beyond the year 2000. AHFC has initiated communications with dealers, financial institutions and suppliers to determine the extent of risk created by those third parties' failure to remediate their own year 2000 issues. At present, AHFC cannot determine the effect of failed remediation efforts by these outside parties.

    The total estimated costs associated with the required modifications to AHFC's computerized information systems have not had, and are not expected to have, a material impact on AHFC's condition, financial and otherwise. Costs associated with the year 2000 systems and software modifications have been and will be expensed as incurred.

    The inability of AHFC, its vendors and the parties with whom it contracts to address the necessary year 2000 modifications of computerized information systems could result in a significant adverse effect on AHFC's operations and financial results including the inability to:

    - collect receivables,

    - pay obligations,

    - process new business, and

    - occupy facilities.

    Any year 2000 problems described herein could have a material adverse effect on the ability of noteholders to receive payments on the notes.

    AHFC has completed a contingency plan which covers the following:

    (1) early warning;

    (2) preventative actions; and

    (3) alternative processes.

    Quick response teams have been formed to identify and correct problems as they occur. AHFC is taking the following plans of action in anticipation of any potential year 2000 problems:

    (1) additional data back-ups;

    (2) computer shut downs and restarts;

    (3) finishing 1999 transactions early;

    (4) freezing new system installations; and

    (5) alternative means of communication.

CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE
  SECURITIES LITIGATION REFORM ACT OF 1995

    The foregoing description under "Year 2000" contains various "forward looking statements" within the meaning of Section 27A of the Securities Act and
Section 21E of the Securities Exchange Act of 1934, as amended, which represent AHFC's expectations or beliefs concerning future events, including the following: that AHFC's contingency plan for year 2000 will be described under "Year 2000"; that AHFC has completed its year 2000 compliance efforts on a timely basis; that the total costs in connection with the year 2000 issue are not expected to have a material adverse effect on AHFC's results of operations, liquidity or capital resources; and that deferral of some information technology projects is not expected to have a material adverse effect on AHFC's results of operations, liquidity or capital resources.

    The foregoing statements relating to AHFC's expectations as to its year 2000 efforts are based on its best estimates which may be updated as additional information becomes available. AHFC's forward looking statements are based on assumptions about many important factors, including the technical skills of employees and independent contractors, representations and preparedness of third parties and the effects of the Year 2000 issues on business partners and customers. While AHFC believes its assumptions are reasonable, it cautions that it is impossible to predict the impact of those factors that could cause actual timetables to differ materially from the expected results. See "Risk Factors-- Computer problems in the year 2000 could affect operations, impairing the ability to collect receivables" in this prospectus supplement.

                                THE CERTIFICATES

    The following summary describes specified terms of the certificates and the Agreement. The summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, all the provisions of the certificates and the Agreement. The following summary supplements, and to the extent inconsistent therewith replaces, the description of the general terms and provisions of the certificates of any given series and the related Agreement set forth in the accompanying prospectus, to which description reference is hereby made.

GENERAL

    The certificates will be issued pursuant to the terms of the Agreement, a form of which has been filed as an exhibit to the registration statement. A copy of the final signed Agreement will be filed with the Commission following the issuance of the certificates. The certificates will evidence undivided ownership interests in the Trust created pursuant to the Agreement. In general, and subject to the prior rights of any senior classes of certificates, holders of record of the class A certificates (the "Class A Certificateholders") and the class B certificates (the "Class B Certificateholders," and together with the Class A Certificateholders, the "Certificateholders") will receive, on each Payment Date, the related class Principal Distributable Amount and interest at the related pass through rate set forth herein in "Payments on the Certificates" (each, a "Pass Through Rate") on the Certificate Balance of that class as of the close of business on the last day of the related Collection Period. The "Certificate Balance" for any class of certificates as of any day or Payment Date will equal the original certificate balance of that class, reduced by all amounts distributed on or prior to that day or Payment Date on that class of certificates and allocable to principal. The "Original Class A Certificate
Balance" means [$            ], the "Original Class B Certificate Balance" means
[$            ], and the "Original Class C Certificate Balance" means
[$            ].

    The Class A Certificates will evidence in the aggregate an undivided ownership interest of [ %] (the "Class A Percentage") of the Trust (initially
representing [$            ]), the Class B Certificates will evidence in the
aggregate an undivided ownership interest of [  %] (the "Class B Percentage") of
the Trust (initially representing [$            ]), and the Class C Certificates
will
evidence in the aggregate an undivided ownership interest of [  %] (the
"Class C Percentage" and each class percentage being "Class Percentage") of the
Trust (initially representing [$            ]).

SALE AND ASSIGNMENT OF RECEIVABLES

    Information with respect to the conveyance of the Receivables from the Seller to the Trust on the Closing Date pursuant to the Agreement is set forth under "Description of the Transfer and Servicing Agreements--Sale and Assignment of Receivables" in the accompanying prospectus.

ACCOUNTS

    In addition to the Accounts referred to under "Description of the Transfer and Servicing Agreements--Accounts" in the accompanying prospectus, the Seller will establish and will maintain with the Trustee a Yield Supplement Account in the name of the Trustee on behalf of the Certificateholders that will not be part of the Trust.

COLLECTIONS

    The Servicer will deposit all payments on Receivables received from Obligors and all proceeds of Receivables collected during each Collection Period into the Collection Account not later than two Business Days after receipt. However, so long as AHFC is the servicer, if each condition to making monthly deposits as may be required by the Sale and Servicing Agreement (including the satisfaction of specified ratings criteria by AHFC or AHFC obtaining a letter of credit or similar agreement and the absence of any Servicer Default) is satisfied, the Servicer may retain such amounts until the related Deposit Date. The Servicer or the Seller, as the case may be, will remit the aggregate Warranty Purchase Payments and Administrative Purchase Payments of Receivables to be purchased from the Trust into the Collection Account on or before each Deposit Date. The Servicer will be entitled to withhold, or to be reimbursed from amounts otherwise payable into or on deposit in the Collection Account, amounts previously deposited in the Collection Account but later determined to have resulted from mistaken deposits or postings. Except in certain circumstances described in the Sale and Servicing Agreement, pending deposit into the Collection Account, collections may be invested by the Servicer at its own risk and for its own benefit and will not be segregated from its own funds. See "Description of the Transfer and Servicing Agreements--Collections" in the accompanying prospectus.

    "Eligible Investments" will be specified in the Agreement and will be limited to investments which meet the criteria of each Rating Agency from time to time as being consistent with its then-current ratings of each class of the certificates.

    Collections on or in respect of a Receivable made during a Collection Period (including Warranty Purchase Payments and Administrative Purchase Payments) will be applied first to interest accrued to date, second to principal until the principal balance is brought current, third to reduce the unpaid late charges as provided in the Receivable and finally to prepay principal on the Receivable. See "Description of the Transfer and Servicing Agreements--Collections" in the accompanying prospectus.

    Collections on or in respect of a Receivable made during a Collection Period which are not late fees, prepayment charges, extension fees or certain other similar fees or charges will be applied first to any outstanding Advances made by the Servicer with respect to such Receivable, and then to the related Scheduled Payment. Any collections on or in respect of a Receivable remaining after such applications will be considered an "Excess Payment". Excess Payments constituting a prepayment in full of the related Receivable will be applied as a prepayment in full of such Receivable (each, a "Prepayment") and all other Excess Payments on Precomputed Receivables will be held by the Servicer as a Payment Ahead (or if the Servicer has not satisfied particular requirements, deposit in the Payahead Account) and on Simple Interest Receivables will be applied as a partial prepayment.

    On each Deposit Date, the Trustee will cause (1) Payments Ahead previously deposited in the Payahead Account or held by the Servicer in respect of the related Collection Period to be transferred to the Collection Account and (2) the Yield Supplement Withdrawal Amount to be deposited into the Collection Account.

ADVANCES

    On or before the Business Day prior to each Payment Date, the Servicer will make a payment into the Collection Account for each Receivable of an amount equal to the product of the principal balance of the Receivable as of the first day of the related Collection Period and one-twelfth of its APR minus the amount of interest actually received on the Receivable during the Collection Period (an "Advance"). If the calculation results in a negative number, an amount equal to that negative amount will be paid to the Servicer in reimbursement of outstanding Advances. In addition, if a Receivable becomes a Liquidated Receivable, the amount of accrued and unpaid interest on that Receivable (but not including interest for the current Collection Period) will, up to the amount of outstanding Advances in respect thereof, be withdrawn from the Collection Account and paid to the Servicer in reimbursement of the outstanding Advances. The Servicer will not be required to make any Advance (other than the Advance of an interest shortfall arising from a prepaid Receivable) to the extent that it does not expect to recoup the Advance from subsequent collections or recoveries. The Servicer will make all Advances by depositing into the Collection Account an amount equal to the aggregate of the Precomputed Advances and Simple Interest Advances in respect of a Collection Period on the Business Day immediately preceding the related Payment Date. See "Description of the Transfer and Servicing Agreements--Advances" in the accompanying prospectus.

SERVICING COMPENSATION

    The servicing fee for the calendar month immediately preceding any Payment Date (a "Collection Period") will be one-twelfth of 1.00% (the "Servicing Rate") of the Pool Balance as of the first day of the related Collection Period or, in the case of the first Payment Date, the Initial Pool Balance (the "Servicing Fee"). The Servicing Fee, together with any previously unpaid Servicing Fee, will be paid on each Payment Date solely to the extent of Available Interest. The Servicer will be entitled to collect and retain as additional servicing compensation in respect of each Collection Period any late fees, prepayment charges and any other administrative fees and expenses or similar charges collected during that Collection Period, plus any investment earnings or interest earned during that Collection Period from the investment of monies on deposit in the Collection Account. See "Description of the Transfer and Servicing Agreements--Collections" in the accompanying prospectus. The Servicer will be paid the Servicing Fee for each Collection Period on the following Payment Date related to that Collection Period. However, if it is acceptable to each rating agency without a reduction in the rating of the class A certificates and the class B certificates, the Servicing Fee in respect of a Collection Period (together with any portion of the Servicing Fee that remains unpaid from prior Payment Dates) will be paid at the beginning of that Collection Period out of collections of interest on the Receivables for that Collection Period. The Servicing Fee will be paid from Available Interest prior to the payment of Certificateholders' Distributable Amounts.

YIELD SUPPLEMENT ACCOUNT AND YIELD SUPPLEMENT AGREEMENT

    Payments of the Yield Supplement Deposits will be made from funds on deposit in a segregated trust account to be established by the Seller and pledged to and maintained with the Trustee for the benefit of the holders of the Offered Certificates (the "Yield Supplement Account"). The "Yield Supplement Deposit" for each Collection Period means an aggregate amount (if positive), calculated by the Servicer, by which

    - one month's interest on the principal balance as of the first day of that Collection Period of each Yield Supplemented Receivable (other than a Liquidated Receivable, after the Collection Period in which that Receivable became a Liquidated Receivable) at a rate equal to the Required Rate exceeds

    - one month's interest on that principal balance at that Yield Supplemented Receivable's APR.

    "Yield Supplemented Receivables" are Receivables that have APRs which are less than the Required Rate. The "Required Rate" means, with respect to any Payment Date, the sum of the weighted average Pass Through Rate for the Offered Certificates and 1.00%. The initial amount of the Yield Supplement Account will
be $[            ] (the "Initial Yield Supplement Amount").

    If the Yield Supplement Deposits for any Payment Date exceed the amount available for withdrawal from the Yield Supplement Account on that Payment Date, the Seller will not have any further obligation under the Yield Supplement Agreement to deposit any further amounts into the Yield Supplement Account. The amount required to be on deposit in the Yield Supplement Account (the "Required Yield Supplement Amount") will be equal to the lesser of

    - maximum aggregate Yield Supplement Deposits that will become due under the Yield Supplement Agreement, assuming that payments on the Receivables are made on their scheduled due dates and that no Receivable becomes a prepaid Receivable, or

    - the Initial Yield Supplement Amount.

    The maximum aggregate Yield Supplement Deposits may decline as a result of prepayments or repayments in full of the Receivables. To the extent that on any Payment Date the amount on deposit in the Yield Supplement Account exceeds the Required Yield Supplement Amount on that Payment Date, the excess will be paid to the Seller.

    Simultaneously with the sale and assignment of the Receivables by AHFC to the Seller, the Seller will enter into the Yield Supplement Agreement with the Trustee and the Servicer. The Seller will assign the Yield Supplement Agreement to the Trust.

NET DEPOSITS

    As an administrative convenience and as long as specified conditions are satisfied, so long as AHFC is the Servicer, the Servicer will be permitted to make the deposit of collections, aggregate Advances and amounts deposited in respect of purchases of Receivables by the Seller or the Servicer for or with respect to the related Collection Period net of payments to be made to the Servicer with respect to that Collection Period. The Servicer, however, will account to the Trustee and to the Certificateholders as if all of the foregoing deposits and payments were made individually. See "Description of the Transfer and Servicing Agreements--Net Deposits" in the accompanying prospectus.

OPTIONAL PURCHASE

    The outstanding certificates will be redeemed in whole, but not in part, on any Payment Date on which the Servicer or any successor to the Servicer exercises its option to purchase the Receivables. The Servicer or any successor to the Servicer may purchase the Receivables when the Pool Balance shall have declined to 10% or less of the Initial Pool Balance, as described in the accompanying prospectus under "Description of the Transfer and Servicing Agreements--Termination." The "Redemption Price" for the outstanding certificates will equal the Certificate Balance on the date of the optional purchase plus accrued and unpaid interest on the certificates.

REMOVAL OF SERVICER

    The Trustee or Holders of certificates evidencing a majority of the voting interests of the certificates (or relevant classes of certificates), may terminate the rights and obligations of the Servicer under the Agreement upon:

    1. any failure by the Servicer deposit in or credit to any Account any required payment or make the required payments therefrom and that failure continues unremedied for three Business Days after discovery thereof by the Servicer or after the giving of written notice of such failure to (a) the Servicer by the Trustee, or (b) the Servicer and the Trustee by holders of certificates evidencing not less than 25% of the voting interests of the outstanding certificates, voting together as the single class;

    2. any failure by the Servicer (or the Seller, as long as AHFC is the Servicer) to duly observe or perform in any material respect any other covenants or agreements in the Agreement, which failure materially and adversely affects the rights of the Certificateholders, and which failure continues unremedied for 90 days after the giving of written notice of the failure to (a) the Servicer or the Seller, as the case may be, or
       (b) the Servicer or the Seller, as the case may be, and the Trustee by the holders of certificates evidencing not less than 25% of the voting interests of the outstanding certificates, voting together as a single class; and

    3.  the occurrence of an Insolvency Event of the Servicer.

    Under those circumstances, authority and power shall, without further action, pass to and be vested in the Trustee or a successor Servicer appointed under the Agreement. The Trustee or successor Servicer will succeed to all the responsibilities, duties and liabilities of the Servicer in its capacity under the Agreement and will be entitled to similar compensation arrangements. If, however, a bankruptcy trustee or similar official has been appointed for the Servicer, and no Servicer Default other than the appointment of a bankruptcy trustee or similar official has occurred, that trustee or official may have the power to prevent the Trustee or the Certificateholders from effecting a transfer of servicing. In the event that the Trustee is unwilling or unable so to act, it may appoint or petition a court of competent jurisdiction to appoint a successor with a net worth of at least $50,000,000 and whose regular business includes the servicing of motor vehicle and motorcycle receivables. The Trustee may make such arrangements for compensation to be paid, which in no event may be greater than the servicing compensation paid to the Servicer under the Agreement. Notwithstanding such termination, the Servicer shall be entitled to payment of certain amounts payable to it prior to such termination, for services rendered prior to such termination. Upon receipt of notice of the occurrence of a Servicer Default, the Trustee shall give notice thereof to the rating agencies.

DUTIES OF THE TRUSTEE

    The Trustee will make no representations as to the validity or sufficiency of the Agreement, the certificates (other than the authentication of the certificates), or any Receivables or related documents, and is not accountable for the use or application by the Seller or the Servicer of any funds paid to the Seller or the Servicer in respect of the certificates or the Receivables, or the investment of any monies by the Servicer before those monies are deposited into the Collection Account. The Trustee will not independently verify the Receivables. If no Servicer Default has occurred, the Trustee is required to perform only those duties specifically required of it under the Agreement. In addition to making distributions to the Certificateholders, those duties generally are limited to the receipt of the various certificates, reports or other instruments required to be furnished to the Trustee under the Agreement, in which case it will only be required to examine them to determine whether they conform to the requirements of the Agreement. The Trustee shall not be charged with knowledge of a failure by the Servicer to perform its duties under the Agreement which failure constitutes a Servicer Default unless the Trustee obtains actual knowledge of that failure as specified in the Agreement.

    The Trustee will be under no obligation to exercise any of the rights or powers vested in it by the Agreement or to make any investigation of matters arising under the Agreement or to institute, conduct or defend any litigation under the Agreement or in relation thereto at the request, order or direction of any of the Certificateholders, unless those Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred by the Trustee in connection with the exercise of those rights. No Certificateholder will have any right under the Agreement to institute any proceeding with respect to the Agreement, other than with respect to the failure by the Seller or Servicer, as applicable, to remit payments, unless that Certificateholder has previously given to the Trustee written notice of default and unless the holders of certificates evidencing not less than 25% of the voting interests of the certificates have made written request upon the Trustee to institute that proceeding in its own name as Trustee under the Agreement and have offered to the Trustee reasonable indemnity and the Trustee for 60 days has neglected or refused to institute that proceeding.

THE TRUSTEE

    [            ] is the Trustee under the Agreement. The Trustee, in its
individual capacity or otherwise, may hold certificates in its own name or as pledgee. For the purpose of meeting the legal requirements of some jurisdictions, the Servicer and the Trustee acting jointly (or in some instances, the Trustee acting alone) shall have the power to appoint co-trustees or separate trustees of all or any part of the Trust. In the event of appointment of co-trustees or separate trustees, all rights, powers, duties and obligations conferred or imposed upon the Trustee by the Agreement shall be conferred or imposed upon the Trustee and each separate trustee or co-trustee jointly, or, in any jurisdiction in which the Trustee shall be incompetent or unqualified to perform specified acts, singly upon that separate trustee or co-trustee who shall exercise and perform those rights, powers, duties and obligations solely at the direction of the Trustee.

    The Trustee may resign at any time, in which event the Servicer will be obligated to appoint a successor trustee. The Servicer may also remove the Trustee if the Trustee ceases to be eligible to continue as trustee under the Agreement, becomes legally unable to act, or becomes insolvent. Under these circumstances, the Servicer will be obligated to appoint a successor trustee. Any resignation or removal of the Trustee and appointment of a successor trustee does not become effective until acceptance of the appointment by the successor trustee.

    The Agreement will provide that the Servicer will pay the Trustee's fees. The Agreement will further provide that the Trustee will be entitled to indemnification by the Seller and the Servicer for, and will be held harmless against, any loss, liability, fee, disbursement or expense incurred by the Trustee not resulting from the Trustee's own willful misfeasance, bad faith or negligence (other than by reason of a breach of any of its representations or warranties set forth in the Agreement). The Agreement will further provide that the Seller and the Servicer will indemnify the Trustee for specified taxes that may be asserted in connection with the transaction.

NOTICES

    Certificateholders will be notified in writing by the Trustee of any Servicer Default or termination of, or appointment of a successor to, the Servicer promptly upon a Responsible Officer (as defined in the Agreement) obtaining actual knowledge of these events. Except with respect to the monthly and annual reports to Certificateholders described in this prospectus supplement, the Trustee is not obligated under the Agreement to forward any other notices to the Certificateholders. There are no provisions in the Agreement for the regular or special meetings of Certificateholders.

GOVERNING LAW

    The Agreement and the certificates are governed by and shall be construed in accordance with the laws of the State of New York applicable to agreements made in and to be performed wholly within that jurisdiction.

                          PAYMENTS ON THE CERTIFICATES

GENERAL

    The Trust will pay interest and principal on the certificates on the fifteenth day of each month. If the fifteenth day of the month is not a Business Day, payments on the certificates will be made on the next Business Day. The date that any payment is made is called a "Payment Date." The first payment date
will be [            ]. A "Business Day" is any day except a Saturday, Sunday,
or a day on which banks in New York, New York, Chicago, Illinois, or Los Angeles, California are authorized or obligated by law, regulation, executive order or decree to be closed.

    On or before the tenth calendar day of each month (or, if the tenth day is not a Business Day, the next succeeding Business Day (each, a "Determination Date")), the Servicer will inform the Trustee of, among other things, the amount of funds collected on or in respect of the Receivables, the amount of Advances to be made by and reimbursed to the Servicer and the aggregate Warranty Purchase Payments and Administrative Purchase Payments of Receivables to be purchased by the Seller or the Servicer, all with respect to the related Collection Period.

    On or prior to each Payment Date, the Servicer will also determine the Total Available Amount, Available Interest, Available Principal, the Class A Distributable Amount, the Class B Distributable Amount, the Class C Distributable Amount and other distributions to be made on that Payment Date, and as described below, the amount to be paid to Certificateholders of each class.

    The Trustee will make payments to the Certificateholders out of the amounts on deposit in the Collection Account. The amount to be paid to the Certificateholders will be determined in the manner described below.

CALCULATION OF AVAILABLE AMOUNTS

    "Total Available Amount" for a Payment Date (being the funds available for distribution to Certificateholders of each class with respect to that Payment Date in accordance with the priorities described below) shall be the sum of Available Interest and Available Principal.

    "Available Interest" for a Payment Date shall be the sum of the following amounts allocable to interest received or allocated by the Servicer on or in respect of the Receivables during the related Collection Period (which in the case Precomputed Receivables shall be computed in accordance with the actuarial method and in the case of the Simple Interest Receivables shall be calculated in accordance with the simple interest method):

    1. all collections on or in respect of the Receivables other than Defaulted Receivables (including Payments Ahead being applied in such Collection Period but excluding Payments Ahead to be applied in one or more Collection Periods);

    2. all proceeds of the liquidation of Defaulted Receivables, net of expenses incurred by the Servicer in accordance with its customary servicing procedures in connection with the liquidation, including amounts received in subsequent Collection Periods ("Net Liquidation Proceeds");

    3.  all Advances made by the Servicer;

    4. all Warranty Purchase Payments with respect to Warranty Receivables repurchased by the Seller in respect of that Collection Period;

    5. all Administrative Purchase Payments with respect to Administrative Receivables purchased by the Servicer in respect of that Collection Period; and

    6.  any Yield Supplement Deposits.

    "Available Principal" for a Payment Date shall be the sum of the amounts described in clauses (1) through (5) above received or allocated by the Servicer in respect of principal on or in respect of the Receivables during the related Collection Period (which in the case of the Precomputed Receivables shall be computed in accordance with the actuarial method).

    Available Interest and Available Principal on any Payment Date will exclude the following amounts:

    1. amounts received on a particular Receivable (other than a Defaulted Receivable) to the extent that the Servicer has previously made an unreimbursed Advance in respect of that Receivable;

    2. Net Liquidation Proceeds with respect to a particular Receivable to the extent of unreimbursed Advances in respect of that Receivable; and

    3. recoveries from collections with respect to Advances that the Servicer has determined are unlikely to be repaid.

    A "Defaulted Receivable" will be a Receivable (other than an Administrative Receivable or a Warranty Receivable) as to which (a) all or part of a scheduled payment is 120 days or more than 120 days past due and the Servicer has not repossessed the related Financed Vehicle or (b) the Servicer has, in accordance with its customary servicing procedures, determined that eventual payment in full is unlikely and has either repossessed and liquidated the related Financed Vehicle or repossessed and held the related Financed Vehicle in its repossession inventory for 90 days, whichever occurs first.

CALCULATION OF DISTRIBUTABLE AMOUNTS

    The "Class Distributable Amount" for each class of certificates with respect to a Payment Date will equal the sum of (1) the Principal Distributable Amount for that class (each amount, the "Class A Principal Distributable Amount", "Class B Principal Distributable Amount" and "Class C Principal Distributable Amount"), and (2) the Interest Distributable Amount for that class (each amount the "Class A Interest Distributable Amount", the "Class B Interest Distributable Amount" and "Class C Interest Distributable Amount").

    The "Principal Distributable Amount" for a particular class consists of the related Class Percentage of the following items:

    1. the principal portion of all payments actually received on the Receivables during that Collection Period;

    2. the principal portion of all prepayments and partial prepayments, received during that Collection Period (to the extent those amounts are not included in clause (1) above); and

    3. the Principal Balance of each Receivable that the Servicer became obligated to purchase, the Seller became obligated to repurchase or that became a Defaulted Receivable during that Collection Period (to the extent those amounts are not included in clauses (1) or (2) above).

    The Principal Distributable Amount shall include (a) in the case of Precomputed Receivables, the principal portion of all scheduled payments due during the relating Collection Period, computed in accordance the acturial method and (b) in the case of Simple Interest Receivables, the principal portion of all scheduled payments actually received during the related Collection Period, and (c) the principal portion of all Prepayments on Simple Interest Receivables and Prepayments on Precomputed Receivables received only the related Collection Period (to the extent such amounts are not included in (a) and (b)).

    The "Interest Distributable Amount" for a particular class consists of 30 days' interest at the related Pass Through Rate on the related Certificate Balance as of close of business on the last day of the related Collection Period or, in the case of the first Payment Date, the related Original Class

Certificate Balance (these amounts being the "Class A Interest Distributable Amount," the "Class B Interest Distributable Amount" and the "Class C Interest Distributable Amount").

    The "Class A Certificate Balance" will initially equal the Original Class A Certificate Balance and, on any Payment Date, will equal the Original Class A Certificate Balance reduced by all amounts allocable to principal paid on or prior to that Payment Date on the class A certificates. In addition, on each Payment Date from and including the Payment Date on which the Class B Certificate Balance and the Class C Certificate Balance have been reduced to zero, the Class A Certificate Balance will be reduced by the amount, if any, necessary to cause it to equal the Pool Balance as of the last day of the related Collection Period after taking into account all payments, deposits and withdrawals to be made on that Payment Date.

    The "Class B Certificate Balance" will initially equal the Original Class B Certificate Balance and, on any Payment Date, will equal the Original Class B Certificate Balance reduced by all amounts allocable to principal paid on or prior to that Payment Date on the class B certificates. In addition, on each Distribution Date from and including the Payment Date on which the Class C Certificate Balance has been reduced to zero, the Class B Certificate Balance will be reduced by the amount, if any, necessary to cause it to equal to the excess, if any, of the Pool Balance as of the last day of the related Collection Period over the Class A Certificate Balance as of such date, after taking into account all payments, deposits and withdrawals to be made on that Payment Date.

    The "Class C Certificate Balance" will initially equal the Original Class C Certificate Balance and, on any Payment Date, will equal the amount by which the Pool Balance on the last day of the related Collection Period exceeds the sum of the Class A Certificate Balance and the Class B Certificate Balance on that date after taking into account all payments, deposits and withdrawals to be made on that Payment Date.

PAYMENTS OF INTEREST

    On each Payment Date, commencing [            ], the Certificateholders will
be entitled to interest payments in an amount up to the amount of interest that accrued on the related Certificate Balance for the related Interest Period at the related Pass Through Rate. The certificates will constitute Fixed Rate Securities, as that term is defined under "Certain Information Regarding the Securities--Fixed Rate Securities" in the accompanying prospectus. Interest on any class of certificates in respect of a Payment Date will accrue during the related Interest Period and will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest payments due on any class of certificates for any Payment Date but not paid on that Payment Date will be due on the next Payment Date increased by an amount equal to interest on that amount at the related Pass Through Rate (to the extent lawful). Under some circumstances, amounts otherwise allocable to pay interest on a class of certificates will be applied to cover shortfalls in amounts available to make payments of principal or interest on a more senior class of certificates. In addition, interest amounts otherwise distributable to the Class C Certificateholders will be deposited by the Trustee in the Reserve Fund to cover any deficiency in that account before application of any Excess Amounts are deposited in that account.

PAYMENTS OF PRINCIPAL

    On each Payment Date, commencing [            ], each class of certificates
will be entitled to principal payments in an amount generally equal to the related Principal Distributable Amount for that class. Under some circumstances, amounts otherwise allocable to pay principal on a class of certificates will be applied to cover shortfalls in amounts available to make payments of interest on a more senior class of certificates.

PAYMENT OF DISTRIBUTABLE AMOUNTS

    Prior to each Payment Date, the Servicer will calculate the amount to be paid to the Certificateholders. On each Payment Date, the Trustee will pay the following amounts in the following order of priority, to the extent of funds available for payment on that Payment Date:

    1. to the Servicer, the Servicing Fee, including any unpaid Servicing Fees with respect to one or more prior Collection Periods, and reimbursement for outstanding Advances, those amounts to be paid from Available Interest;

    2. to the Class A Certificateholders, an amount equal to the Class A Interest Distributable Amount and any unpaid Class A Interest Carryover Shortfall, that amount to be paid from Available Interest (after giving effect to any reduction in Available Interest described in clause (1) above); and if that Available Interest is insufficient, the Class A Certificateholders will be entitled to receive that amount first, from funds on deposit in the Reserve Fund, second, if those amounts are insufficient, from the Class C Percentage of Available Principal, and third, if those amounts are insufficient, from the Class B Percentage of Available Principal;

    3. to the Class A Certificateholders, an amount equal to the Class A Principal Distributable Amount and any unpaid Class A Principal Carryover Shortfall, that amount to be paid from Available Principal (after giving effect to any reduction in Available Principal described in clause (2) above); and if that Available Principal is insufficient, the Class A Certificateholders will be entitled to receive that amount first, from funds on deposit in the Reserve Fund and second, if those amounts are insufficient, from Available Interest (after giving effect to any reduction in Available Interest described in clauses (1) through
       (2) above);

    4. to the Class B Certificateholders, an amount equal to the Class B Interest Distributable Amount and any unpaid Class B Interest Carryover Shortfall, that amount to be paid from Available Interest (after giving effect to any reduction in Available Interest described in clauses
       (1) through (3) above); and if that Available Interest is insufficient, the Class B Certificateholders will be entitled to receive that amount first, from funds on deposit in the Reserve Fund, and second, if those amounts are insufficient, from the Class C Percentage of Available Principal;

    5. to the Class B Certificateholders, an amount equal to the Class B Principal Distributable Amount and any unpaid Class B Principal Carryover Shortfall, that amount to be paid from Available Principal (after giving effect to any reduction in Available Principal described in clauses
       (2) through (4) above); and if that Available Principal is insufficient, the Class B Certificateholders will be entitled to receive that amount first, from funds on deposit in the Reserve Fund and second, if those amounts are insufficient, from Available Interest (after giving effect to any reduction in Available Interest described in clauses (1) through
       (4) above);

    6. to the Class C Certificateholders, an amount equal to the Class C Interest Distributable Amount and any unpaid Class C Interest Carryover Shortfall, that amount to be paid from Available Interest (after giving effect to any reduction in Available Interest described in clauses
       (1) through (5) above);

    7. to the Class C Certificateholders, an amount equal to the Class C Principal Distributable Amount and any unpaid Class C Principal Carryover Shortfall, that amount to be paid from Available Principal (after giving effect to any reduction in Available Principal described in clauses
       (2) through (5) above); and if that Available Principal is insufficient, the Class C Certificateholders will be entitled to receive that amount from Available Interest (after giving effect to any reduction in Available Interest described in clauses (1) through (6) above); and

    8. if necessary, to the Reserve Fund so that the funds on deposit in that account will be equal to the Specified Reserve Fund Balance; provided that if there is a deficiency in the Reserve Fund, amounts otherwise distributable to the Class C Certificateholders will first be deposited by the Trustee in the Reserve Fund to cover the deficiency.

    Notwithstanding the foregoing, no amount will be paid to the Class A Certificateholders or the Class B Certificateholders in respect of any Yield Supplement Deposit with respect to a Receivable, except to the extent of amounts withdrawn from the Yield Supplement Account, except that if the Yield Supplement Deposits exceed funds available in the Yield Supplement Account, the excess shall be withdrawn from the Reserve Fund.

    An "Interest Carryover Shortfall" with respect to any class of certificates on any Payment Date will equal the excess, if any, of

    - the related Interest Distributable Amount for that class on that Payment Date and any outstanding related Interest Carryover Shortfall for that class from the immediately preceding Payment Date plus interest on the outstanding Interest Carryover Shortfall, to the extent permitted by law, at the related Pass Through Rate from that immediately preceding Payment Date through the current Payment Date, over

    - the amount of interest paid to the related Certificateholders on that Payment Date (each shortfall, the "Class A Interest Carryover Shortfall," "Class B Interest Carryover Shortfall" and "Class C Interest Carryover Shortfall", as applicable).

    A "Principal Carryover Shortfall" with respect to any class of Certificates on any Payment Date will equal the excess, if any, of

    - the related Principal Distributable Amount for that class on that Payment Date and any outstanding Principal Carryover Shortfall for that class from the immediately preceding Payment Date over

    - the amount of principal actually paid to the related Certificateholders on that Payment Date (each shortfall, the "Class A Principal Carryover Shortfall," "Class B Principal Carryover Shortfall" and "Class C Principal Carryover Shortfall", as applicable).

    Any amounts remaining after giving effect to the distributions described in clauses (1) through (8) of the fourth preceding paragraph on any Payment Date ("Excess Amounts") will be distributed to the Seller.

    Notwithstanding the foregoing distribution priorities, if the Servicer fails to make an Advance, the portion of any shortfall attributable thereto shall be paid only from amounts available in the Reserve Fund.

    Even if the Certificate Balance of any class of certificates is reduced to zero prior to the termination of the Trust and prior to the final payment in respect of amounts payable on the certificates of all classes, any Interest or Principal Carryover Shortfalls with respect to that class will continue as obligations of the Trust payable from amounts on deposit in the Collection Account or Reserve Fund, including Excess Amounts, before any further deposit of Excess Amounts into the Reserve Fund or release of amounts in the Reserve Fund to the Seller.

PAYMENTS UNDER THE YIELD SUPPLEMENT AGREEMENT

    Each Certificateholder of the Offered Certificates should allocate a portion of its purchase price or other tax basis in the related Offered Certificates, as the case may be, to its right to receive Yield Supplement Deposits. See "Material Income Tax Consequences--Original Issue Discount, Imputed Interest and Market Discount" in this prospectus supplement.

    Tax counsel is unable to opine as to the federal income tax characterization of the right to receive Yield Supplement Deposits. Arguably, the arrangement is economically analogous to a loan made by the Certificateholder of the Offered Certificates to the Seller in an amount equal to the discounted present value of the Yield Supplement Deposits, if any, which are expected to be received, resulting in OID to that Certificateholder for the amount of the discount. In that case, each Certificateholder of the Offered Certificates will accrue income in respect of its interest in that discounted present value under the rules relating to OID under a method that takes account of the compounding of interest and the holder's expected yield to maturity. Alternatively, it is possible that the entire amount of Yield Supplement Deposits should be included in income as accrued or received and not treated as interest and that any Certificateholder of the Offered Certificates should also be entitled to amortize the portion of its purchase price allocable to its right to receive Yield Supplement Deposits, possibly on a straight-line basis over the term of the related Offered Certificates. In that case, the Yield Supplement Deposits also might be unrelated taxable income for a tax-exempt investor. Although the Seller believes that these two characterizations of the Yield Supplement Agreement are the most likely characterizations, no assurance can be given, however, that either of these two characterizations will be accepted by the IRS.

                          SUBORDINATION; RESERVE FUND

SUBORDINATION

    The rights of the Certificateholders to receive payments with respect to the Receivables will be subordinated to the rights of the Servicer to receive the Servicing Fee, any additional servicing compensation described under "The Certificates--Servicing Compensation" in this prospectus supplement and the reimbursement of unreimbursed Advances.

    In addition, the rights of the Class B Certificateholders and the Class C Certificateholders to receive payments with respect to collections on the Receivables will be subordinated to the rights of the Class A Certificateholders to the extent described in this prospectus supplement. This subordination is intended to enhance the likelihood of timely receipt by the Class A Certificateholders, and, to a lesser extent, the Class B Certificateholders, of the full amount of interest and principal required to be paid to them, and to afford those Certificateholders limited protection against losses in respect of the Receivables.

    The Class B Certificateholders and the Class C Certificateholders will not receive any distributions of interest or principal with respect to a Payment Date until the full amount of interest and principal relating to that Payment Date has been distributed to the Class A Certificateholders.

    The Class C Certificateholders will not receive any distributions of interest or principal with respect to a Payment Date until the full amount of interest and principal relating to that Payment Date has been distributed to the Class A Certificateholders and the Class B Certificateholders.

    If on any Payment Date the Class A Certificateholders do not receive the sum of the Class A Distributable Amount, the Class A Interest Carryover Shortfall and the Class A Principal Carryover Shortfall for that Payment Date (after giving effect to any amounts withdrawn from the Reserve Fund, the Class B Distributable Amount and the Class C Distributable Amount and applied to that deficiency, as described above), the holders of the Class B Certificateholders and the Class C Certificateholders will not receive any portion of the Total Available Amount.

    If on any Payment Date the Class B Certificateholders do not receive the sum of the Class B Distributable Amount, the Class B Interest Carryover Shortfall and the Class B Principal Carryover Shortfall for that Payment Date (after giving effect to any amounts withdrawn from the Reserve Fund and the Class C Distributable Amount and applied to that deficiency, as described above), the Class C Certificateholders will not receive any portion of the Total Available Amount.

RESERVE FUND

    The Class A Certificateholders and the Class B Certificateholders will also have the benefit of the Reserve Fund. The Reserve Fund will be a segregated trust account held by the Trustee and will not be an asset of the Trust. Any amounts held on deposit in the Reserve Fund are owned by the Seller and any investment earnings on the Reserve Fund will be taxable to the Seller for federal income tax purposes. The Reserve Fund will be created with an initial
deposit by the Seller of an amount equal to [$            ] (the "Reserve Fund
Initial Deposit"). If on any subsequent Payment Date the amount on deposit in the Reserve Fund is less than the Specified Reserve Fund Balance, first, the Class C Distributable Amount, and if that amount is not sufficient, Excess Amounts will be deposited in the Reserve Fund until the monies in the Reserve Fund reach an amount equal to the Specified Reserve Fund Balance.

    The time necessary for the Reserve Fund to reach and maintain the Specified Reserve Fund Balance at any time after the date of issuance of the certificates will be affected by the delinquency, credit loss and repossession and prepayment experience of the Receivables and, therefore, cannot be accurately predicted. The "Specified Reserve Fund Balance" with respect to any
Payment Date will be equal to [$            ], except that in the event that on
any Payment Date:

    1. the annualized average for the preceding three Collection Periods of the percentage equivalents of the ratios of net losses (i.e., the net balances of all Receivables which are determined to be uncollectible in the Collection Period, less any Net Liquidation Proceeds with respect to those net balances from that or prior Collection Periods) to the Pool Balance as of the first day of each that Collection Period exceeds [ %], or

    2. the average for the preceding three Collection Periods of the percentage equivalents of the ratios of the number of Receivables that are delinquent 60 days or more to the outstanding number of Receivables exceeds [ %], then the Specified Reserve Fund Balance for that Payment Date (and for each succeeding Payment Date until the relevant averages have not exceeded the specified percentages in clauses (1) and (2) above for three successive Payment Dates) shall be a dollar amount equal to (x) [ %] of the Pool Balance as of the first day of the related Collection Period minus (y) the excess of the Pool Balance over the sum of the Class A Certificate Balance and the Class B Certificate Balance as of the first day of that Collection Period, but in no
event shall the Specified Reserve Fund Balance be more than [$            ], or
less than [$            ].

    On any Payment Date on which the aggregate balance of the Offered
Certificates is [$            ] or less, after giving effect to the
distributions on that Payment Date, the Specified Reserve Fund Balance shall be
the greater of the balance described above or [$            ].

    The Servicer may, from time to time after the date of this prospectus supplement, request each rating agency then rating the Offered Certificates to approve a different formula for determining the Specified Reserve Fund Balance or a change in the manner by which the Reserve Fund is funded, if the new formula or manner would not affect the then-current rating of the Offered Certificates.

    Amounts held from time to time in the Reserve Fund will continue to be held for the benefit of the holders of the Offered Certificates. Funds on deposit in the Reserve Fund may be invested in Eligible Investments. Investment income on monies on deposit in the Reserve Fund will not be available for payment to Certificateholders or otherwise subject to any claims or rights of the Certificateholders and will be paid to the Seller. Any loss on those investments will be charged to the Reserve Fund.

    If on any Payment Date the Class C Certificate Balance equals zero and amounts on deposit in the Reserve Fund have been depleted as a result of losses in respect of the Receivables, the protection afforded to the Class A Certificateholders and the Class B Certificateholders by the subordination of the class C certificates and by the Reserve Fund will be exhausted and the Class B Certificateholders will bear directly the risks associated with ownership of the Receivables. From and after that date, all those losses realized during a Collection Period will be allocated first to the Class B Certificates, resulting in the reduction of the Class B Certificate Balance on the related Payment Date and second, if the Class B Certificate Balance is reduced to zero, to the class A certificates.

    If on any Payment Date the Class B Certificate Balance equals zero and amounts on deposit in the Reserve Fund have been depleted as a result of losses in respect of the Receivables, the protection afforded to the Class A Certificateholders by the subordination of the class B certificates, the class C certificates and by the Reserve Fund will be exhausted and the Class A Certificateholders will bear directly the risks associated with ownership of the Receivables. From and after that date, all those losses realized during a Collection Period will be allocated first to the class A certificates, resulting in the reduction of the Class A Certificate Balance on the related Payment Date.

                        MATERIAL INCOME TAX CONSEQUENCES

CLASSIFICATION OF THE TRUST

    Under current law and assuming execution of, and compliance with, the Agreement, the Custody and Pledge Agreement and the Yield Supplement Agreement, the Trust will be classified for federal income tax purposes and California franchise and income tax purposes as a grantor trust and not as an association taxable as a corporation.

    For federal income tax purposes, each beneficial owner of the Offered Certificates ("Grantor Trust Certificateholder") will be considered to own an undivided interest in the Trust's assets, be required to include in its gross income, for federal income tax purposes, its share of the gross income of the Trust and be entitled to deduct (subject both to possible recharacterization of specified fees paid by the Trust to the Servicer and to any limitations generally applicable to that holder) its share of the expenses of the Trust allocable to it.

    Although each Grantor Trust Certificateholder will be considered, for federal income tax purposes, to own its pro rata share of the principal of the Receivables in the Trust and of the Yield Supplement Deposits, each Grantor Trust Certificateholder's share of the right to interest on the Receivables, however, is not entirely certain. Each Grantor Trust Certificateholder's right to interest with respect to a particular Receivable should be limited to its pro rata share of the lesser of (1) the interest that accrues on the principal of that Receivable at the Pass Through Rate plus its pro rata share of the Servicer and Trustee fees allocable to it (which fees will be deemed to be paid over, on behalf of the holder, to the Servicer and the Trustee, respectively) and
(2) the total interest payable on that Receivable.

    For administrative convenience, however, the Trustee may report information with respect to a Grantor Trust Certificateholder's investment in an Offered Certificate on an aggregate basis as though that Grantor Trust Certificateholder's investment in the Receivables and other assets were equal to that Grantor Trust Certificateholder's share of the initial Class Principal Balance and on which interest and Yield Supplement Deposits are payable at a combined rate equal to the sum of the Pass Through Rate and the Servicing Fee. If the IRS were to require reporting on an asset-by-asset basis, the amount of income reportable for a period could differ from the amount reportable on an aggregate basis. In particular, as described more fully below, High Yield Receivables (as defined in the accompanying prospectus) are subject to the "stripped bond" rules of the Code, which could result in those Receivables having original issue discount ("OID"), and Low Yield Receivables (as defined in the accompanying prospectus) may be subject to the market discount or imputed interest rules.

PAYMENTS UNDER THE YIELD SUPPLEMENT AGREEMENT

    A Grantor Trust Certificateholder should allocate a portion of its purchase price or other tax basis in that certificate to its right to receive Yield Supplement Deposits. See "--Original Issue Discount, Imputed Interest" and "Market Discount--Original Issue Discount; General."

    Tax counsel is unable to opine as to the federal income tax characterization of the right to receive Yield Supplement Deposits. The potential characterizations of the right to receive Yield Supplement Deposits are described in the accompanying prospectus under "Material Income Tax Consequences--Tax Treatment of Grantor Trusts--Yield Supplement Deposits."

ORIGINAL ISSUE DISCOUNT, IMPUTED INTEREST AND MARKET DISCOUNT

    ORIGINAL ISSUE DISCOUNT; GENERAL. The Receivables bear interest at varying rates. Because a Grantor Trust Certificateholder will be viewed as owning an interest in each of the Trust's assets and the right to receive Yield Supplement Deposits, a portion of the Grantor Trust Certificateholder's purchase price of an Offered Certificate (whether on initial sale or in a subsequent transaction) may be required to be allocated among each of the Trust's assets and the right to receive Yield Supplement Deposits, based on their respective fair market values. See discussion under "Material Income Tax Consequences--Tax Treatment of Grantor Trusts--Discount and Premium" in the accompanying prospectus.

    Because the Seller will retain the right to receive interest at a rate equal to the excess of the APR of each Receivable over the sum of the Pass Through Rate and the Servicing Fee, the issuance of an Offered Certificate will result in the separation of ownership ("stripping") of a portion of the rights to interest payments on High Yield Receivables. See discussion under "Material Income Tax Consequences--Tax Treatment of Grantor Trusts--Characterization" in the accompanying prospectus.

    PREMIUM. A Grantor Trust Certificateholder that purchases an Offered Certificate for an amount greater than its outstanding principal balance may elect under Section 171 of the Code to amortize premium in respect of the Receivables in order to accrue income based on the Grantor Trust Certificateholder's yield rather than at the Pass Through Rate. That election would apply to all of the taxable debt instruments held at or acquired after the first day of the holder's first taxable year to which that election applies, and may be revoked only with the consent of the IRS. See discussion under "Material Income Tax Consequences--Tax Treatment of Grantor Trusts--Premium" in the accompanying prospectus.

    IMPUTED INTEREST AND MARKET DISCOUNT. Some or all of the Low Yield Receivables may have imputed interest and/or market discount. If a Low Yield Receivable did not have "adequate stated interest" (as the term is defined in Section 483 of the Code) when originated, then that Receivable would be treated as having "imputed interest." Under the imputed interest rules of the Code, a portion of the Receivable's stated principal amount equal to that total unstated interest would be recharacterized as interest and the Receivable's principal amount would be correspondingly reduced. If the imputed interest rules applied, the total unstated interest would be included in the Grantor Trust Certificateholder's gross income over the term of the Receivable using a constant yield-to-maturity method. It is uncertain whether the imputed interest rules would apply to a Grantor Trust Certificateholder. If these rules do not apply, or with respect to Low Yield Receivables which had adequate stated interest when issued, the market discount rules instead may be applicable.

    In general, under the market discount provisions of the Code, principal payments received by the Trust, and all or a portion of the gain recognized upon a sale or other disposition of a Receivable or upon the sale or other disposition of an Offered Certificate by a Grantor Trust Certificateholder, will be treated as ordinary income to the extent of accrued market discount. Any gain recognized by a Grantor Trust Certificateholder upon a sale or other disposition of an Offered Certificate will be treated as capital gain to the extent the gain exceeds accrued market discount. The character of any gain from the sale of an Offered Certificate allocable to rights pursuant to the Yield Supplement Agreement as ordinary or capital gain, however, is uncertain. In addition, a portion of the interest deductions on an Offered Certificate attributable to any indebtedness treated as incurred or continued to purchase or carry a Receivable may have to be deferred, unless a Grantor Trust Certificateholder makes an election to include market discount in income currently as it accrues (in lieu of including accrued market discount in income at the time principal payments are received or at the time of disposition). That election would apply to all debt instruments acquired by the taxpayer on or after the first day of the first taxable year to which that election applies, and may be revoked only with consent of the IRS. Taxpayers may, in general, elect to accrue market discount either (1) under a constant yield-to-maturity method or (2) in the proportion that the stated interest paid on the obligation for the current period bears to the total remaining interest on the obligation. See discussion under "Material Income Tax Consequences--Tax Treatment of Grantor Trusts--Market Discount" in the accompanying prospectus.

    ACCRUING INCOME ON A SEPARATE ASSET BASIS. Although the matter is not entirely certain, it appears that, as a technical matter, each holder should calculate income separately for its interest in each Receivable (by first allocating to each Receivable and to each other asset in the Trust a portion of the holder's basis in the Offered Certificate). Further, in the case of any "affected investor" (as defined below), in computing yield to maturity, all interest on the Receivables allocable to the Offered Certificates, including interest effectively paid over to the Servicer and the Trustee, is taken into account. For this purpose "affected investors" are individuals, persons, including estates and trusts, that compute taxable income in the same manner as an individual and some "pass through entities." If required to report income in respect of the Offered Certificates to the IRS and/or Grantor Trust Certificateholders holding the Offered Certificates, however, the Servicer and Trustee currently intend to accrue income on an aggregate basis, based on an assumed initial offering price of the Offered Certificates and based on the net amounts distributable on the Offered Certificates. This method of reporting on a net basis may not be permitted. Furthermore, subsequent purchasers of the Offered Certificates will have to adjust the amounts reported to them based upon their basis in the Offered Certificates.

    POSSIBLE ALTERNATIVE CHARACTERIZATION. Prospective investors should be aware that the IRS could take the position that, in accruing OID, and possibly market discount, a Receivable-by-Receivable or pool-wide prepayment assumption should be used to determine yield and time to maturity. If the holder purchased its Offered Certificate at a yield higher than the Pass Through Rate on the Offered Certificates (that is, for an amount less than the principal amount of Receivables allocable to the Offered Certificate), that assumption could accelerate income on the Offered Certificate.

    Prospective investors should also be aware that, although the Seller believes that none of:

    1. the Class A Grantor Trust Certificateholders' right to be paid prior to payment being made on the class B certificates and the class C certificates;

    2. the Class B Grantor Trust Certificateholders' right to be paid prior to payment being made on the class C certificates; or

    3. the Class A and Class B Grantor Trust Certificateholders' right to be paid out of the Reserve Fund;

should be treated as an asset separate from the Class A and Class B Grantor Trust Certificateholders' rights in the Receivables, the IRS could take a contrary view. If any of those rights were characterized as a separate asset, a portion of that holder's basis in its certificate could be required to be allocated to those rights or a Grantor Trust Certificateholder might be considered to own a greater percentage of the right to interest on the Receivables (and be deemed to pay over that additional interest as a guarantee or other fee as it is paid or accrued).

SALE OR PREPAYMENT

    Upon the sale, exchange or retirement of an Offered Certificate, a Grantor Trust Certificateholder will recognize taxable gain or loss in respect of its undivided interest in each asset held by the Trust. Gain or loss with respect to each undivided interest in a Trust asset is equal to the difference between the allocable portion of the amount realized and the Grantor Trust Certificateholder's adjusted basis in that asset. See discussion under "Material Income Tax Consequences--Tax Treatment of Grantor Trusts--Sale or Exchange of a Grantor Trust Certificate" in the accompanying Prospectus.

    A disposition or retirement of an Offered Certificate for no net gain or loss may for tax purposes consist of a sale of one asset (e.g., an interest in some Receivables) for a gain and the disposition of another asset at a loss (e.g., an interest in other Receivables). Although those gains or losses generally should be treated as offsetting capital gains and losses (unless earned by a dealer), absent the making of an election to include market discount currently in income (as discussed above), gain realized on an interest in Receivables acquired with market discount may yield ordinary gain to the extent of accrued market discount, which (1) for a corporate taxpayer could not be offset by, and (2) for an individual taxpayer could only be offset by up to $3,000 of, any capital loss attributable to an interest in any other Receivables or Trust assets. See "--Original Issue Discount, Imputed Interest and Market Discount--Accruing Income on a Separate Asset Basis" above. The character of any gain realized allocable to the Certificateholder's rights under the Yield Supplement Agreement as ordinary or capital also is uncertain. Any loss realized would be treated as a capital loss.

    In general, gain or loss on any sale, exchange or retirement of an Offered Certificate would be capital gain or loss. However, it is possible that the Servicer will take the position that, under the rules for accruing OID, gain on any prepayment of the Receivables will be ordinary income.

FOREIGN CERTIFICATEHOLDERS

    Interest attributable to Receivables which is received by a Grantor Trust Certificateholder that is not a "U.S. person" (as defined in the accompanying prospectus under "Material Income Tax Consequences--Tax Treatment of Owner Trusts--Tax Consequences to Owner of the Notes--Foreign Owners") and has no connection with the United States other than owning the Offered Certificate would generally constitute "portfolio interest" and, accordingly, not be subject to the normal 30% withholding tax imposed with respect to those payments, provided that that Grantor Trust Certificateholder fulfills specified certification requirements.

    Although it is not entirely clear, it is likely that payments received out of the Yield Supplement Account or in respect of the Yield Supplement Agreement generally would not be subject to withholding tax. See discussion under "Material Income Tax Consequences--Tax Treatment of Grantor Trusts--Foreign Persons" in the accompanying prospectus.

MATERIAL STATE TAX CONSEQUENCES

    For California tax purposes, Grantor Trust Certificateholders could be considered to own either (1) an undivided interest in a single debt obligation held by the Trust and having a principal amount equal to the total stated principal amount of the Receivables and an interest rate equal to the related Pass Through Rate or (2) an interest in each of the Receivables and any other Trust assets.

    It is suggested that Grantor Trust Certificateholders consult their tax advisors regarding the state tax consequences associated with the purchase, ownership and disposition of the Grantor Trust Certificates.

                              ERISA CONSIDERATIONS

CLASS A CERTIFICATES

    Subject to the considerations set forth below and under "ERISA Considerations" in the accompanying prospectus, the class A certificates may be purchased by an employee benefit plan or an individual retirement account (a "Benefit Plan") subject to ERISA or Section 4975 of the United States Internal Revenue Code of 1986, as amended (the "Code"). A fiduciary of a Benefit Plan must determine that the purchase of an class A certificate is consistent with its fiduciary duties under ERISA and does not result in a nonexempt prohibited transaction as defined in Section 406 of ERISA or Section 4975 of the Code.

    The United States Department of Labor (the "DOL") has granted to
[            ] and [            ] administrative exemptions (Prohibited
Transaction Exemptions [      ] and [      ], as amended by Prohibited
Transaction Exemption 97-34 (the "Exemptions")) from some of the prohibited transaction rules of ERISA with respect to the initial purchase, the holding and the subsequent resale by Benefit Plans of certificates representing interests in asset backed pass through trusts that consist of receivables, loans and other obligations that meet the conditions and requirements of the Exemptions. The receivables covered by the Exemptions include motor vehicle and motorcycle installment obligations such as the Receivables. The Exemptions also apply to transactions in connection with the servicing, management and operation of the Trust which might otherwise constitute prohibited transactions.

    Among the conditions that must be satisfied for either of the Exemptions to apply to the acquisition by a Benefit Plan of the class A certificates are the following:

    1. The acquisition of the class A certificates by a Benefit Plan is on terms (including the price for that class A certificates) that are at least as favorable to the Benefit Plan as they would be in an arm's-length transaction with an unrelated party.

    2. The rights and interests evidenced by the class A certificates acquired by the Benefit Plan are not subordinated to the rights and interests evidenced by other certificates of the Trust.

    3. The class A certificates acquired by the Benefit Plan have received a rating at the time of the acquisition that is in one of the three highest generic rating categories from Standard & Poor's Structured Rating Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Rating Co. or Fitch Investors Service, L.P. (together with S&P and Moody's, the "Rating Services").

    4. The Trustee is not an affiliate of any member of the Restricted Group (as defined below).

    5. The sum of all payments made to and retained by the Underwriters in connection with the purchase of the class A certificates represents not more than reasonable compensation for underwriting the class A certificates. The sum of all payments made to and retained by the Seller pursuant to the sale of the Receivables to the Trust represents not more than the fair market value of those Receivables. The sum of all payments made to and retained by the Servicer represents not more than reasonable compensation for the Servicer's services under the Agreement and reimbursement of the Servicer's reasonable expenses in connection therewith.

    6. The Benefit Plan investing in the class A certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Commission under the Securities Act.

    The Trust must also meet the following requirements:

    1. The corpus of the Trust must consist solely of assets of the type that have been included in other investment pools.

    2. Certificates in other investment pools must have been rated in one of the three highest generic rating categories of any of the Rating Services for at least one year prior to the Benefit Plan's acquisition of certificates.

    3. Certificates evidencing interests in other investment pools must have been purchased by investors other than Benefit Plans for at least one year prior to any Benefit Plan's acquisition of class A certificates.

    The Exemptions do not apply in all respects to Benefit Plans sponsored by the Seller, the Underwriters, the Trustee, the Servicer, any Obligor with respect to the Receivables included in the Trust constituting more than 5% of the aggregate unamortized principal balance of the assets in the Trust or any affiliate of those parties (the "Restricted Group"). As of the date hereof, no Obligor with respect to the Receivables included in the Trust constitutes more than 5% of the aggregate unamortized principal balance of the Trust (i.e., the initial principal amount of the certificates). Moreover, each Exemption provides relief from specified self-dealing/conflict of interest prohibited transactions only if, among other requirements,

    1. in the case of the acquisition of class A certificates in connection with the initial issuance, at least 50% of each class of Certificates in which Benefit Plans have invested is acquired by persons independent of the Restricted Group and at least 50% of the aggregate interest in the Trust is acquired by persons independent of the Restricted Group;

    2. a Benefit Plan's investment in the class A certificates does not exceed 25% of all of the class A certificates outstanding at the time of the acquisition; and

    3. immediately after the acquisition, no more than 25% of the assets of a Benefit Plan with respect to which a person has discretionary authority or renders investment advice are invested in certificates representing interests in trusts containing assets sold or serviced by the same entity.

    The Seller believes that the Exemptions will apply to the acquisition, holding and resale of the class A certificates by a Benefit Plan and that all conditions of the Exemptions other than those within the control of investors will be met. However, there can be no assurance that the DOL or the IRS will not take a contrary position, nor that that position will be sustained. One or more alternative exemptions may be available with respect to specified prohibited transactions to which the Exemptions are not applicable, depending in part upon the type of a Benefit Plan's fiduciary making the decision to acquire the class A certificates and the circumstances under which that decision is made. See "ERISA Considerations" in the accompanying Prospectus. Any Benefit Plan which acquires a beneficial ownership interest in a class A certificates will be deemed, by virtue of the acceptance and acquisition of that ownership interest, to have represented to the Seller and the Trustee that that Benefit Plan is an "accredited investor" for purposes of Rule 501(a)(1) of Regulation D under the Securities Act.

CLASS B AND CLASS C CERTIFICATES

    Class B certificates and class C certificates may not be acquired by an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA or Section 4975(e)(1) of the Code or any person acting on behalf of such a plan or using the assets of such a plan to acquire the class B certificates or class C certificates or any entity whose underlying assets include plan assets by reason of a plan's investment in the entity, except as provided below with respect to insurance company general accounts. By its acceptance of a class B certificate or class C certificate, each holder thereof will be deemed to have represented and warranted that it is not subject to the foregoing limitation.

    In 1995, the DOL issued PTCE 95-60. Section III of PTCE 95-60 exempts from the application of the prohibited transaction provisions of Sections 406(a), 406(b) and 407(a) of ERISA and Section 4975 of the Code transactions in connection with the servicing, management and operation of a trust (such as the Trust) in which an insurance company general account has an interest as a result of its acquisition of certificates issued by the trust, provided that certain conditions are satisfied. If these conditions are met, insurance company general accounts would be allowed to purchase classes of certificates (such as the class B certificates or class C certificates) which do not meet the requirements of the Exemptions solely because they (i) are subordinated to other classes of certificates in the Trust and/or (ii) have not received a rating at the time of the acquisition in one of the three generic highest rating categories from any of the Rating Services. All other conditions of the Exemptions would have to be satisfied in order for PTCE 95-60 to be available. Before purchasing class B certificates or class C certificates, an insurance company general account seeking to rely on Section III of PTCE 95-60 should itself confirm that all applicable conditions and other requirements have been satisfied.

ALL CERTIFICATES

    A purchaser of the certificates should be aware, however, that even if the conditions specified in one or more exemptions are met, the scope of the relief provided by the applicable exemption or exemptions might not cover all acts that might be construed as prohibited transactions.

    Prospective Benefit Plan investors should consult with their legal advisors concerning the impact of ERISA and the Code, the applicability of the Exemptions or any other exemptions, and the potential consequences of any purchase in their specific circumstances, prior to making an investment in a certificate.

    A governmental plan as defined in Section 3(32) of ERISA is not subject to ERISA or Code Section 4975. However, that governmental plan may be subject to federal, state or local law which is to a material extent similar to the provisions of ERISA or Code Section 4975 ("Similar Law"). A fiduciary of a governmental plan should make its own determination as to the need for and availability of any exemptive relief under Similar Law.

                                  UNDERWRITING

    Subject to the terms and conditions of the Underwriting Agreement relating to the certificates (the "Underwriting Agreement"), the Seller has agreed to sell to each of the underwriters named below (collectively, the "Underwriters"), and each of the Underwriters has severally agreed but not jointly to purchase, the principal amount of the Offered Certificates set forth opposite its name below:

                                                            PRINCIPAL AMOUNT OF    PRINCIPAL AMOUNT OF
UNDERWRITER                                                 CLASS A CERTIFICATES   CLASS B CERTIFICATES
-----------                                                 --------------------   --------------------

Total.....................................................
                                                                  ----------             ----------
                                                                  ==========             ==========

    In the Underwriting Agreement, the Underwriters have agreed, subject to the terms and conditions set forth in the Underwriting Agreement, to purchase all of the Offered Certificates if any of the Offered Certificates is purchased. That obligation of the Underwriters is subject to specified conditions precedent set forth in the Underwriting Agreement.

    The Seller has been advised by the Underwriters that they propose to offer the Offered Certificates to the public at varying prices to be determined at the time of sale and to specified dealers at that price less the concessions.

CLASS                                                       SELLING CONCESSION   REALLOWANCE DISCOUNT
-----                                                       ------------------   --------------------


    After the initial public offering, the Underwriters may change the public offering prices and those concessions and discounts.

    The Seller and AHFC have agreed to indemnify the Underwriters against specified liabilities, including liabilities under the Securities Act or to contribute to payments which the Underwriters may be required to make in respect thereof. However, in the opinion of the Commission, certain indemnification provisions for liability arising under the federal securities law are contrary to public policy and therefore unenforceable. In the ordinary course of their respective businesses, the Underwriters and their respective affiliates have engaged and may engage in investment banking and/or commercial banking transactions with AHFC and its affiliates.

    The certificates are new issues of securities with no established trading markets. The Seller has been advised by the Underwriters that the Underwriters intend to make a market in the Offered Certificates, as permitted by applicable laws and regulations. The Underwriters are not obligated, however, to make a market in the Offered Certificates and that market-making may be discontinued at any time at the sole discretion of the Underwriters without notice. Accordingly, no assurance can be given as to the liquidity of, or trading markets for, the Offered Certificates.

    The Trust may, from time to time, invest funds in the Accounts in Eligible Investments acquired from the Underwriters.

    The Underwriters have advised the Seller that, pursuant to Regulation M under the Securities Act, specified persons participating in this offering may engage in transactions, including stabilizing bids, syndicate covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Offered Certificates at levels above those that might otherwise prevail in the open market. A "stabilizing bid" is a bid for or the purchase of the Offered Certificates on behalf of the Underwriters for the purpose of fixing or maintaining the price of those Offered Certificates. A "syndicate covering transaction" is the bid for or the purchase of those Offered Certificates on behalf of the Underwriters to reduce a short position incurred by the Underwriters in connection with this offering. A "penalty bid" is an arrangement permitting one of the Underwriters to reclaim the selling concession otherwise accruing to another Underwriter or syndicate member in connection with this offering if the Offered Certificates originally sold by the other Underwriter or syndicate member are purchased by the reclaiming Underwriter in a syndicate covering transaction and has therefore not been effectively placed by the other Underwriter or syndicate member.

    Stabilizing bids and syndicate covering transactions may have the effect of causing the price of the Offered Certificates to be higher than it might be in the absence thereof, and the imposition of penalty bids might also have an effect on the price of any Offered Certificate to the extent that it discourages resale of that Offered Certificate. Neither the Seller nor the Underwriters makes any representation or prediction as to the direction or magnitude of any of that type of effect on the prices for the Offered Certificates. Neither the Seller nor the Underwriters makes any representation that the Underwriters will engage in any of those transactions or that, once commenced, any of those transactions will not be discontinued without notice.

    It is expected that delivery of the Offered Certificates will be made
against payment therefor on or about the Closing Date, which is the [      ]
business day following the date hereof. Rule 15c6-1 of the Commission under the Exchange Act generally requires trades in the secondary market to settle in three business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Offered Certificates on the date hereof will be required, by virtue of the fact that the Offered
Certificates initially will settle [      ] business days after the date hereof,
to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement. It is suggested that purchasers of notes who wish to trade notes on the date hereof consult their own advisors.

    Upon receipt of a request by an investor who has received an electronic prospectus from an Underwriter or a request by such investor's representative within the period during which there is an obligation to deliver a prospectus, AHFC, the Seller, or the Underwriters will promptly deliver, or cause to be delivered, without charge, a paper copy of the prospectus.

    Each Underwriter will represent that (i) it has not offered or sold and will not offer or sell, prior to the date six months after their date of issuance, any certificates to persons in the United Kingdom, except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted in and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the certificates in, from or otherwise involving the United Kingdom; and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issuance of the certificates to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1997 or is a person to whom the document can otherwise lawfully be issued or passed on.

                          NOTICE TO CANADIAN RESIDENTS

RESALE RESTRICTIONS

    The distribution of the Offered Certificates in Canada is being made only on a private placement basis exempt from the requirement that the Seller, on behalf of the Trust, prepare and file a prospectus with the securities regulatory authorities in each province where trades of the Offered Certificates are effected. Accordingly, any resale of the notes in Canada must be made in accordance with applicable securities laws which will vary depending on the relevant jurisdiction, and which may require resales to be made in accordance with available statutory exemptions or pursuant to a discretionary exemption granted by the applicable Canadian securities regulatory authority. Purchasers are advised to seek legal advice prior to any resale of the notes.

REPRESENTATIONS OF PURCHASERS

    Each purchaser of Offered Certificates in Canada who receives a purchase confirmation will be deemed to represent to the Seller, the Servicer, the related trustee, the Trust and the dealer from whom such purchase confirmation is received that (i) such purchaser is entitled under applicable provincial securities laws to purchase such notes without the benefit of a prospectus qualified under such securities laws, (ii) where required by law, that such purchaser is purchasing as principal and not as agent, and (iii) such purchaser has reviewed the text above under "--Resale Restrictions".

RIGHTS OF ACTION (ONTARIO PURCHASERS)

    The securities being offered are those of a foreign issuer and Ontario purchasers will not receive the contractual right of action prescribed by
Section 32 of the Regulation under the SECURITIES ACT (Ontario). As a result, Ontario purchasers must rely on other remedies that may be available, including common law rights of action for damages or rescission or rights of action under the civil liability provisions of the U.S. federal securities laws.

ENFORCEMENT OF LEGAL RIGHTS

    All of the issuer's directors and officers as well as the experts named herein may be located outside of Canada and, as a result, it may not be possible for Canadian purchasers to effect service of process within Canada upon the issuer or such persons. All or a substantial portion of the assets of the issuer and such persons may be located outside of Canada and, as a result, it may not be possible to satisfy a judgment against the issuer or such persons in Canada or to enforce a judgment obtained in Canadian courts against such issuer or persons outside of Canada.

NOTICE TO BRITISH COLUMBIA RESIDENTS

    A purchaser of Offered Certificates to whom the SECURITIES ACT (British Columbia) applies is advised that such purchaser is required to file with the British Columbia Securities Commission a report within ten days of the sale of any notes acquired by such purchaser pursuant to this offering. Such report must be in the form attached to British Columbia Securities Commission Blanket Order BOR #95/17, a copy of which may be obtained from the Seller. Only one such report must be filed in respect of Offered Certificates acquired on the same date and under the same prospectus exemption.

TAXATION AND ELIGIBILITY FOR INVESTMENT

    Canadian purchasers of Offered Certificates should consult their own legal and tax advisors with respect to the tax consequences of an investment in the Offered Certificates in their particular circumstances and with respect to the eligibility of the Offered Certificates for investment by the purchaser under relevant Canadian legislation.

                                 LEGAL OPINIONS

    In addition to the legal opinions described in the accompanying prospectus, legal matters relating to the certificates and federal income tax and other matters will be passed upon for the Trust by O'Melveny & Myers LLP.

                                 INDEX OF TERMS

accredited investor, S-47, S-48
adequate stated interest, S-44
Advance, S-31
affected investors, S-45
Agreement, S-19
AHFC, S-19
APR, S-20
Available Interest, S-35
Available Principal, S-36
Benefit Plan, S-47
Business Day, S-35
Certificate Balance, S-29
Certificateholders, S-29
Class A Certificate Balance, S-37
Class A Certificate Factor, S-27
Class A Certificateholders, S-29
Class A Interest Carryover Shortfall, S-39
Class A Interest Distributable Amount, S-36, S-37
Class A Percentage, S-29
Class A Pool Factor, S-27
Class A Principal Carryover Shortfall, S-39
Class A Principal Distributable Amount, S-36
Class B Certificate Balance, S-37
Class B Certificate Factor, S-27
Class B Certificateholders, S-29
Class B Interest Carryover Shortfall, S-39
Class B Interest Distributable Amount, S-36, S-37
Class B Percentage, S-29
Class B Pool Factor, S-27
Class B Principal Carryover Shortfall, S-39
Class B Principal Distributable Amount, S-37
Class C Certificate Balance, S-37
Class C Interest Carryover Shortfall, S-39
Class C Interest Distributable Amount, S-36, S-37
Class C Percentage, S-30
Class C Principal Carryover Shortfall, S-39
Class C Principal Distributable Amount, S-36
Class Distributable Amount, S-36
Class Percentage, S-30
Closing Date, S-19
Code, S-47
Collection Period, S-31
Cutoff Date, S-19
Dealer Recourse, S-19
Dealers, S-19
Defaulted Receivable, S-36
Determination Date, S-35
DOL, S-47
Eligible Investments, S-30
Excess Amounts, S-39
Excess Payment, S-30
Exemptions, S-47
Final Scheduled Payment Date, S-24
Financed Vehicles, S-19
forward looking statements, S-29
Global Securities, S-55
Grantor Trust Certificateholder, S-43
imputed interest, S-44
Initial Yield Supplement Amount, S-32
Interest Carryover Shortfall, S-39
Interest Distributable Amount, S-36
Moody's, S-47
Net Liquidation Proceeds, S-35
Non-U.S. Person, S-58
Obligors, S-19
Offered Certificates, S-28
OID, S-43
Original Class A Certificate Balance, S-29
Original Class B Certificate Balance, S-29
Original Class C Certificate Balance, S-29
Pass Through Rate, S-29
Payment Date, S-35
penalty bid, S-51
portfolio interest, S-46
Prepayment, S-30
Principal Carryover Shortfall, S-39
Principal Distributable Amount, S-36
Rating Services, S-47
Receivables, S-19
Redemption Price, S-32
Required Rate, S-32
Required Yield Supplement Amount, S-32
Reserve Fund, S-41
Reserve Fund Initial Deposit, S-41
Restricted Group, S-48
S&P, S-47
Seller, S-19
Servicer, S-19
Servicing Fee, S-31
Servicing Rate, S-31
Similar Law, S-49
Specified Reserve Fund Balance, S-42
stabilizing bid, S-51
stripping, S-44
syndicate covering transaction, S-51
Total Available Amount, S-35
Trust, S-19
Trustee, S-19
U.S. person, S-46
Underwriters, S-50
Underwriting Agreement, S-50
Yield Supplement Account, S-31
Yield Supplement Deposit, S-31
Yield Supplemented Receivables, S-32

                                    ANNEX A
                        GLOBAL CLEARANCE, SETTLEMENT AND
                          TAX DOCUMENTATION PROCEDURES

    Except in limited circumstances, the globally offered Class A Certificates (the "Global Securities") will be available only in book-entry form. Investors in the Global Securities may hold those Global Securities through DTC, Cedelbank or Euroclear. The Global Securities will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

    Secondary market trading between investors holding Global Securities through Cedelbank and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., three calendar day settlement). Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedure applicable to U.S. corporate debt obligations and prior asset-backed securities issues. Secondary cross-market trading between Cedelbank or Euroclear and DTC Participants holding securities will be effected on a delivery-against-payment basis through the depositaries of Cedelbank and Euroclear (in that capacity) and as DTC Participants.

    Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless those holders meet the requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

INITIAL SETTLEMENT

    All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC. As a result, Cedelbank and Euroclear will hold positions on behalf of their participants through their depositaries, which in turn will hold those positions in accounts as DTC Participants.

    Investors electing to hold their Global Securities through DTC will follow DTC settlement practice. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date. Investors electing to hold their Global Securities through Cedelbank or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global Securities will be credited to securities custody accounts on the settlement date against payment in same-day funds.

SECONDARY MARKET TRADING

    Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

    Trading between DTC Participants. Secondary market trading between DTC Participants will be settled using the procedures applicable to prior asset-backed securities issues in same-day funds.

    Trading between Cedelbank and/or Euroclear Participants. Secondary market trading between Cedelbank Participants or Euroclear Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

    TRADING BETWEEN DTC SELLER AND CEDELBANK OR EUROCLEAR PARTICIPANTS. When Global Securities are to be transferred from the account of a DTC Participant to the account of a Cedelbank Participant or a

Euroclear Participant, the purchaser will send instructions to Cedelbank or Euroclear through a Cedelbank Participant or Euroclear Participant at least one business day prior to settlement. Cedelbank or Euroclear will instruct the respective Depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, on the basis of the actual number of days in that accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depositary to the DTC Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Cedelbank Participant's or Euroclear Participant's account. The securities credit will appear the next day (European time) and the cash debit will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Cedelbank or Euroclear cash debt will be valued instead as of the actual settlement date.

    Cedelbank Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to pre-position funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Cedelbank or Euroclear. Under this approach, they may take on credit exposure to Cedelbank or Euroclear until the Global Securities are credited to their accounts one day later.

    As an alternative, if Cedelbank or Euroclear has extended a line of credit to them, Cedelbank Participants or Euroclear Participants can elect not to pre-position funds and allow that credit line to be drawn upon to finance settlement. Under this procedure, Cedelbank Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they clear the overdraft when the Global Securities are credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of those overdraft charges, although this result will depend on each Cedelbank Participant's or Euroclear Participant's particular cost of funds.

    Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the respective European Depositary for the benefit of Cedelbank Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

    TRADING BETWEEN CEDELBANK OR EUROCLEAR SELLER AND DTC PURCHASER. Due to time zone differences in their favor, Cedelbank Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant. The seller will send instructions to Cedelbank or Euroclear through a Cedelbank Participant or Euroclear Participant at least one business day prior to settlement. In these cases, Cedelbank or Euroclear will instruct the Relevant Depositary, as appropriate, to deliver the Global Securities to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment to and excluding the settlement date on the basis of the actual number of days in that accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Cedelbank Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the Cedelbank Participant's or Euroclear

Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the Cedelbank Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Cedelbank Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date.

    Finally, day traders that use Cedelbank or Euroclear and that purchase Global Securities from DTC Participants for delivery to Cedelbank Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

    1. borrowing through Cedelbank or Euroclear for one day (until the purchase side of the day trade is reflected in their Cedelbank or Euroclear accounts) in accordance with the clearing system's customary procedures;

    2. borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their Cedelbank or Euroclear account in order to settle the sale side of the trade; or

    3. staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the Cedelbank Participant or Euroclear Participant.

MATERIAL U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

    A beneficial owner of Global Securities holding securities through Cedelbank or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (1) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between that beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and
(2) that beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

    EXEMPTION FOR NON-U.S. PERSONS (FORM W-8). Beneficial owners of Global Securities that are Non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8 (Certificate of Foreign Status). If the information shown on Form W-8 changes, a new Form W-8 must be filed within 30 days of that change.

    EXEMPTION FOR NON-U.S. PERSONS WITH EFFECTIVELY CONNECTED INCOME
(FORM 4224). A Non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

    EXEMPTION OR REDUCED RATE FOR NON-U.S. PERSONS RESIDENT IN TREATY COUNTRIES (FORM 1001). Non-U.S. Persons residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate depending on the treaty terms) by filing Form 1001 (Ownership, Exemption or Reduced Rate Certificate). If the treaty provides only for a reduced rate, withholding tax will be imposed at that rate unless the filer alternatively files Form W-8. Form 1001 may be filed by the Certificate Owners or their agents.

    EXEMPTION FOR U.S. PERSONS (FORM W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

    U.S. FEDERAL INCOME TAX REPORTING PROCEDURE. The Certificate Owner of a Global Security or, in the case of a Form 1001 or a Form 4224 filer, his agent, files by submitting the appropriate form to the person though whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8 and Form 1001 are effective for three calendar years, and Form 4224 is effective for one calendar year.

    The term "Non-U.S. Person" means any person who is not a U.S. Person (as defined in the accompanying Prospectus).

    Recently, the Treasury Department issued new regulations (the "New Regulations") which make certain modifications to the withholding rules described above, and pursuant to which the certification procedures discussed above will be modified. It is suggested that prospective investors consult their own tax advisers regarding the New Regulations.

    This summary does not deal with all aspects of U.S. federal income tax withholding that may be relevant to foreign holders of Global Securities. It is suggested that investors consult their tax advisors for specific tax advice concerning their holding and disposing of Global Securities.

PART II - INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION*

    The following is an itemized list of the estimated expenses to be incurred in connection with the offering of the securities being offered hereunder other than underwriting discounts and commissions.

Registration Fee............................................   $264.00
Blue Sky Fees and Expenses..................................        **
Printing Expenses...........................................        **
Trustee Fees and Expenses...................................        **
Legal Fees and Expenses.....................................        **
Accounting Fees and Expenses................................        **
Rating Agencies' Fees.......................................        **
Miscellaneous...............................................        **
                                                              --------
  Total.....................................................    $   **
                                                              ========

------------------------

*   All amounts except registration fee are estimates.

**  Amounts to be filed by amendment.

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS

    Section 317(b) of the California Corporations Code (the "Corporations Code") provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any "proceeding" (as defined in Section 317(a) of the Corporations Code), other than an action by or in the right of the corporation to procure a judgment in its favor, by reason of the fact that such person is or was a director, officer, employee or other agent of the corporation (collectively, an "Agent"), against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if the Agent acted in good faith and in a manner the Agent reasonably believed to be in the best interest of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful.

    Section 317(c) of the Corporations Code provides that a corporation shall have power to indemnify any Agent who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was an Agent, against expenses actually and reasonably incurred by the Agent in connection with the defense or settlement of such action if the Agent acted in good faith and in a manner such Agent believed to be in the best interest of the corporation and its shareholders.

    Section 317(c) further provides that no indemnification may be made thereunder for any of the following: (i) in respect of any matter as to which an Agent shall have been adjudged to be liable to the corporation, unless the court in which such proceeding is or was pending shall determine that such Agent is fairly and reasonably entitled to indemnity for expenses, (ii) amounts paid in settling or otherwise disposing of a pending action without court approval and
(iii) expenses incurred in defending a pending action which is settled or otherwise disposed of without court approval.

    Section 317(d) of the Corporations Code requires that an Agent be indemnified against expenses actually and reasonably incurred to the extent the Agent has been successful on the merits in the defense of proceedings referred to in subdivisions (b) or (c) of Section 317.

    Except as provided in Section 317(d), and pursuant to Section 317(e), indemnification under Section 317 shall be made by the corporation only if authorized in the specific case, upon a determination that indemnification is proper in the circumstances because the Agent has met the applicable standard of conduct, by any of the following: (i) a majority vote of a quorum consisting of directors who are not parties to the proceeding, (ii) if such a quorum of directors is not obtainable, by independent legal counsel in a written opinion, (iii) approval of the shareholders, provided that any shares owned by the Agent may not vote thereon, or (iv) the court in which such proceeding is or was pending.

    Pursuant to Section 317(f) of the Corporations Code, the corporation may advance expenses incurred in defending any proceeding upon receipt of an undertaking by the Agent to repay such amount if it is ultimately determined that the Agent is not entitled to be indemnified.

    Section 317(h) provides, with certain exceptions, that no indemnification shall be made under Section 317 where it appears that it would be inconsistent with a provision of the corporation's articles, bylaws, a shareholder resolution or an agreement which prohibits or otherwise limits indemnification, or where it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

    Section 317(i) authorizes a corporation to purchase and maintain insurance on behalf of an Agent for liabilities arising by reason of the Agent's status, whether or not the corporation would have the power to indemnify the Agent against such liability under the provisions of Section 317.

    Reference is also made to Section of the Underwriting Agreement among the underwriters named therein, the Registrant and American Honda Finance Corporation (see Exhibit 1.1), which provides for indemnification of the Registrant under certain circumstances.

    Article IX of the Articles of Incorporation of the Registrant provides for the indemnification of the directors of the Registrant to the fullest extent permissible under California law.

    Article IV, Section 4.01 of the Bylaws of the Registrant (see Exhibit 3.2) requires that the Registrant indemnify, and, in certain instances, advance expenses to, its agents, with respect to certain costs, expenses, judgments, fines, settlements and other amounts incurred in connection with any proceeding, to the full extent permitted by applicable law.

    In addition, Article IV, Section 4.03 of the Bylaws of the Registrant authorizes the Registrant to purchase and maintain insurance to the extent provided by Section 3.17(i) of the Corporations Code.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENTS

         a.  Exhibits:

4.1 Form of Trust Agreement between the Registrant, the Servicer and the Owner Trustee*

4.2      Form of Indenture between the Trust and the Indenture
         Trustee*

4.3 Form of Sale and Servicing Agreement among the Registrant, the Servicer and the Owner Trustee*

4.4      Form of Pooling and Servicing Agreement among the
         Registrant, the Servicer and the Trustee*

4.5      Form of Purchase Agreement between AHFC and the Registrant*

4.6      Form of Administration Agreement among the Trust, the
         Administrator and the Indenture Trustee*

5.1      Opinion of O'Melveny and Myers LLP regarding legality*

8.1 Opinion of O'Melveny and Myers LLP with respect to tax matters*

23.1 Consent of O'Melveny and Myers LLP (included in Exhibits 5.1 and 8.1)*

23.2     Consent of KPMG LLP*

24.1     Power of Attorney (included on Page II-5)

25.1     Statement of Eligibility on Form T-1 of Trustee*

------------------------

*   To be filed by amendment.

ITEM 17. UNDERTAKINGS

(a) As to documents subsequently filed that are incorporated by reference: The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, as amended, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

(b) As to indemnification: Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described under Item 15 above, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

(c)  As to Rule 430A:

The undersigned registrant hereby undertakes:

    (1) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus files as part of the registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

    (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Torrance, State of California, on December 15, 1999.

                                               HONDA AUTO RECEIVABLES TRUSTS
                                               BY:  AMERICAN HONDA RECEIVABLES CORP.,
                                               as originator of the Honda Auto Receivables Trusts

                                               By:  /s/ Y. KOHAMA
                                                    ------------------------------------------------
                                                    Y. Kohama
                                                    PRESIDENT

    Know all men by these presents, that each person whose signature appears below constitutes and appoints Y. Kohama and John I. Weisickle as his true and lawful attorney-in-fact and agent, with full powers of substitution, for him and in his name, place and stead, in any and all capacities, to sign and to file any and all amendments, including post-effective amendments to this Registration Statement, with the Securities and Exchange Commission granting to said attorney-in-fact power and authority to perform any other act on behalf of the undersigned required to be done in connection therewith.

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                       NAME                                      TITLE                    DATE
                       ----                                      -----                    ----
/s/ Y. KOHAMA
----------------------------------------             Director and President         December 15, 1999
Y. Kohama                                            (Principal Executive Officer)

                                                     Director and Treasurer
/s/ JOHN I. WEISICKLE                                (Principal Financial Officer
----------------------------------------             and Principal Accounting       December 15, 1999
John I. Weisickle                                    Officer)

/s/ S. MORIGUCHI
----------------------------------------             Director and Secretary         December 15, 1999
S. Moriguchi

/s/ SCOTT J. NELSON
----------------------------------------             Director                       December 15, 1999
Scott J. Nelson

/s/ SCOTT J. ULM
----------------------------------------             Director                       December 15, 1999
Scott J. Ulm

                                 EXHIBIT INDEX

EXHIBIT NO.                          DESCRIPTION
-----------                          -----------

4.1 Form of Trust Agreement between the Registrant, the Servicer and the Owner Trustee*

4.2          Form of Indenture between the Trust and the Indenture
             Trustee*

4.3 Form of Sale and Servicing Agreement among the Registrant, the Servicer and the Owner Trustee*

4.4          Form of Pooling and Servicing Agreement among the
             Registrant, the Servicer and the Trustee*

4.5          Form of Purchase Agreement between AHFC and the Registrant*

4.6          Form of Administration Agreement among the Trust, the
             Administrator and the Indenture Trustee*

5.1          Opinion of O'Melveny and Myers LLP regarding legality*

8.1 Opinion of O'Melveny and Myers LLP with respect to tax matters*

23.1 Consent of O'Melveny and Myers LLP (included in Exhibits 5.1 and 8.1)*

23.2         Consent of KPMG LLP*

24.1         Power of Attorney (included on Page II-5)

25.1         Statement of Eligibility on Form T-1 of Trustee*

------------------------

*   To be filed by amendment